UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010

ANNUAL REPORT

DWS VARIABLE SERIES II
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Strategic Value VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

Contents

Performance Summary, Information About Your Fund's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for:
4 DWS Alternative Asset Allocation Plus VIP
15 DWS Balanced VIP
45 DWS Blue Chip VIP
61 DWS Core Fixed Income VIP
76 DWS Diversified International Equity VIP
96 DWS Dreman Small Mid Cap Value VIP
109 DWS Global Thematic VIP
123 DWS Government & Agency Securities VIP
137 DWS High Income VIP
162 DWS Large Cap Value VIP
174 DWS Mid Cap Growth VIP
187 DWS Money Market VIP
200 DWS Small Cap Growth VIP
213 DWS Strategic Income VIP
246 DWS Strategic Value VIP
259 DWS Technology VIP
271 DWS Turner Mid Cap Growth VIP
284 Notes to Financial Statements
307 Report of Independent Registered Public Accounting Firm
308 Tax Information
309 Proxy Voting
310 Investment Management Agreement Approval
347 Summary of Management Fee Evaluation by Independent Fee Consultant
349 Summary of Administrative Fee Evaluation by Independent Fee Consultant
350 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investments in variable insurance portfolios (VIPs) involve risk. Stocks may decline in value. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are additional risks associated with investing in commodities, high-yield bonds, aggressive growth stocks, non-diversified/ concentrated funds and small- and mid-cap stocks which are more fully explained in the prospectuses. Please read the prospectus for more information.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010

DWS Alternative Asset Allocation Plus VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 5.09% and 5.32% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The Fund may use derivatives, including as part of its global alpha strategy. The Fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 12/31/10
[] DWS Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital US Aggregate Bond Index [] S&P 500® Index [] Blended Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.
Comparative Results
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Fund*
Class A	Growth of $10,000	$11,246	$14,204
	Average annual total return	12.46%	20.10%
MSCI World Index	Growth of $10,000	$11,176	$15,923
	Average annual total return	11.76%	27.47%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,386
	Average annual total return	6.54%	7.01%
S&P 500 Index	Growth of $10,000	$11,506	$15,891
	Average annual total return	15.06%	27.33%
Blended Index	Growth of $10,000	$11,069	$14,526
	Average annual total return	10.69%	21.51%
DWS Alternative Asset Allocation Plus VIP		1-Year	Life of Class**
Class B	Growth of $10,000	$11,215	$13,010
	Average annual total return	12.15%	17.63%
MSCI World Index	Growth of $10,000	$11,176	$13,599
	Average annual total return	11.76%	21.43%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,138
	Average annual total return	6.54%	7.05%
S&P 500 Index	Growth of $10,000	$11,506	$14,133
	Average annual total return	15.06%	24.42%
Blended Index	Growth of $10,000	$11,069	$12,880
	Average annual total return	10.69%	17.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Fund commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Information About Your Fund's Expenses

DWS Alternative Asset Allocation Plus VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,128.80	$1,127.00
Expenses Paid per $1,000*	$1.13	$2.47
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,024.15	$1,022.89
Expenses Paid per $1,000*	$1.07	$2.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation Plus VIP	.21%	.46%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Alternative Asset Allocation Plus VIP

DWS Alternative Asset Allocation Plus VIP invests in ten DWS mutual funds plus four exchange-traded funds that together provide diversified exposure to alternative asset classes.1 The Fund returned 12.46% (Class A shares, unadjusted for contract charges) during 2010, while its blended benchmark returned 10.69%.

We define the alternative allocations in terms of three segments: absolute return, real return and nontraditional. The real return allocation, which holds investments whose returns should outpace the rate of inflation over time, benefited from the strong performance of DWS Gold & Precious Metals Fund, DWS Enhanced Commodity Strategy Fund and DWS RREEF Global Real Estate Securities Fund. The nontraditional allocation, which invests in funds that provide diversification but that may not yet be held in traditional portfolios, also added value.2 All five components of this allocation generated a positive return, with our three equity investments — DWS Emerging Markets Equity Fund, iShares MSCI EAFE Small Cap Index Fund and WisdomTree Emerging Markets SmallCap Dividend Fund — all providing excellent performance in the rising market. Our two bond investments within this allocation — DWS Emerging Markets Fixed Income Fund and SPDR Barclays Capital International Treasury Bond Fund — also gained ground, but lagged the return of the overall portfolio due to bonds' more muted performance in 2010.

The weakest returns came from the absolute return segment, which seeks to generate positive returns independent of market direction. Our investment in DWS Disciplined Market Neutral Fund, which holds roughly equal weightings in both long and short investments, typically does not keep pace with the broader market when stocks perform as well as they did during the past year. Nevertheless, we believe the fund remains an important part of the Fund's diversification.

As we move into 2011, we remain committed to providing our investors with a one-stop, professionally managed way to gain exposure to the alternative asset classes. We believe our multifaceted role as managers — selecting asset classes, determine the weightings for each asset class and deciding on the appropriate timing of portfolio reallocations — can add significant value for our investors over time.

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

The iShares MSCI EAFE Small Cap Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, as represented by the MSCI EAFE Small Cap Index.

The WisdomTree Emerging Markets SmallCap Dividend Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.

The SPDR Barclays Capital International Treasury Bond Fund tracks the Barclays Capital Global Treasury Ex-US Capped Index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

2 Diversification neither assures a profit nor guarantees against a loss.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Alternative Asset Allocation Plus VIP
Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Fixed Income — Bond Funds	42%	30%
Equity — Equity Funds	31%	65%
Market Neutral Fund	18%	—
Fixed Income — Money Market Fund	4%	—
Equity — Exchange-Traded Funds	3%	3%
Fixed Income — Exchange-Traded Fund	2%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 10.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Alternative Asset Allocation Plus VIP
	Shares	Value ($)

Equity — Equity Funds 31.0%
DWS Emerging Markets Equity Fund "Institutional"	116,267	2,199,763
DWS Gold & Precious Metals Fund "Institutional"	56,634	1,346,767
DWS RREEF Global Infrastructure Fund "Institutional"	140,736	1,325,736
DWS RREEF Global Real Estate Securities Fund "Institutional"	506,169	3,796,269
Total Equity — Equity Funds (Cost $7,892,103)		8,668,535

Equity — Exchange-Traded Funds 2.7%
iShares MSCI EAFE Small Cap Index Fund	9,056	382,254
Vanguard FTSE All World ex-US Small-Cap Fund	2,479	246,958
WisdomTree Emerging Markets SmallCap Dividend Fund	2,319	126,385
Total Equity — Exchange-Traded Funds (Cost $652,941)		755,597

Fixed Income — Bond Funds 42.2%
DWS Emerging Markets Fixed Income Fund "Institutional"	270,908	2,942,058
DWS Enhanced Commodity Strategy Fund "Institutional"*	803,146	3,541,873
	Shares	Value ($)

DWS Floating Rate Plus Fund "Institutional"	141,702	1,331,995
DWS Global Inflation Plus Fund "Institutional"	386,409	3,972,283
Total Fixed Income — Bond Funds (Cost $11,035,168)		11,788,209

Fixed Income — Money Market Fund 3.8%
Central Cash Management Fund (Cost $1,072,672)	1,072,672	1,072,672

Fixed Income — Exchange-Traded Fund 1.7%
SPDR Barclays Capital International Treasury Bond (Cost $474,388)	8,229	481,068

Market Neutral Fund 17.9%
DWS Disciplined Market Neutral Fund "Institutional" (Cost $5,027,517)	528,646	4,985,131

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,154,789)+	99.3	27,751,212
Other Assets and Liabilities, Net	0.7	190,789
Net Assets	100.0	27,942,001

* Non-income producing security.

+ The cost for federal income tax purposes was $26,172,268. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $1,578,944. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,638,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,865.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Equity Funds	$8,668,535	$—	$—	$8,668,535
Exchange-Traded Funds (a)	1,236,665	—	—	1,236,665
Bond Funds	11,788,209	—	—	11,788,209
Money Market Fund	1,072,672	—	—	1,072,672
Market Netural Fund	4,985,131	—	—	4,985,131
Total	$27,751,212	$—	$—	$27,751,212

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in Underlying Affiliated Funds, at value (cost $23,954,788)	$25,441,875
Investments in Underlying Non-affiliated Funds, at value (cost $1,127,329)	1,236,665
Investment in Central Cash Management Fund, at value (cost $1,072,672)	1,072,672
Total investments, at value (cost $26,154,789)	27,751,212
Receivable for Fund shares sold	237,032
Dividends receivable	3,012
Due from Advisor	5,574
Other assets	191
Total assets	27,997,021
Liabilities
Accrued expenses and other liabilities	55,020
Total liabilities	55,020
Net assets, at value	$27,942,001
Net Assets Consist of
Undistributed net investment income	426,034
Net unrealized appreciation (depreciation) on investments	1,596,423
Accumulated net realized gain (loss)	81,658
Paid-in capital	25,837,886
Net assets, at value	$27,942,001
Class A Net Asset Value, offering and redemption price per share ($5,020,913 ÷ 362,411 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.85
Class B Net Asset Value, offering and redemption price per share ($22,921,088 ÷ 1,656,043 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Income distributions from Underlying Affiliated Funds	$463,325
Dividends	22,190
Income distributions — Central Cash Management Fund	610
Total income	486,125
Expenses: Management fee	31,017
Administration fee	13,080
Services to shareholders	383
Distribution service fee (Class B)	25,810
Custodian fee	6,941
Legal fees	11,534
Audit and tax fees	43,862
Trustees' fees and expenses	3,085
Reports to shareholders	13,174
Total expenses before expense reductions	148,886
Expense reductions	(95,476)
Total expenses after expense reductions	53,410
Net investment income (loss)	432,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(6,421)
Sale of Underlying Non-affiliated Funds	1,845
Capital gain distributions from Underlying Affiliated Funds	99,137
94,561
Change in net unrealized appreciation (depreciation) on investments	1,382,244
Net gain (loss)	1,476,805
Net increase (decrease) in net assets resulting from operations	$1,909,520

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Period Ended December 31, 2009*
Operations: Net investment income	$432,715	$97,525
Net realized gain (loss)	94,561	93,568
Change in net unrealized appreciation (depreciation)	1,382,244	214,179
Net increase (decrease) in net assets resulting from operations	1,909,520	405,272
Distributions to shareholders from: Net investment income: Class A	(29,328)	—
Class B	(74,563)	—
Net realized gains: Class A	(23,912)	—
Class B	(82,873)	—
Total distributions	(210,676)	—
Fund share transactions: Class A Proceeds from shares sold	3,888,928	1,288,284
Reinvestment of distributions	53,240	—
Payments for shares redeemed	(529,532)	(300,310)
Net increase (decrease) in net assets from Class A share transactions	3,412,636	987,974
Class B Proceeds from shares sold	19,061,697	6,723,581
Reinvestment of distributions	157,436	—
Payments for shares redeemed	(1,070,014)	(3,636,425)
Net increase (decrease) in net assets from Class B share transactions	18,149,119	3,087,156
Increase (decrease) in net assets	23,260,599	4,075,130
Net assets at beginning of period	4,681,402	201,000
Net assets at end of period (including undistributed net investment income of $426,034 and $97,525, respectively)	$27,942,001	$4,681,402
Other Information
Class A Shares outstanding at beginning of period	101,099	—
Shares sold	298,581	105,838
Shares issued to shareholders in reinvestment of distributions	4,172	—
Shares redeemed	(41,441)	(24,739)
Net increase (decrease) in Class A shares	261,312	81,099
Initial capital	—	20,000
Shares outstanding at end of period	362,411	101,099
Class B Shares outstanding at beginning of period	270,064	—
Shares sold	1,454,814	560,919
Shares issued to shareholders in reinvestment of distributions	12,329	—
Shares redeemed	(81,164)	(290,947)
Net increase (decrease) in Class B shares	1,385,979	269,972
Initial capital	—	92
Shares outstanding at end of period	1,656,043	270,064

* For the period from February 2, 2009 (commencement of operations) to December 31, 2009 for Class A shares and from May 18, 2009 (commencement of operations) to December 31, 2009 for Class B shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	a
Selected Per Share Data
Net asset value, beginning of period	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.46	.57
Net realized and unrealized gain (loss)	1.09	2.06
Total from investment operations	1.55	2.63
Less distributions from: Net investment income	(.18)	—
Net realized gains	(.15)	—
Total distributions	(.33)	—
Net asset value, end of period	$13.85	$12.63
Total Return (%)c,d	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1
Ratio of expenses before expense reductions (%)e	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.21	.21	*
Ratio of net investment income (%)	3.51	5.39	*
Portfolio turnover rate (%)	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Class B Years Ended December 31,	2010	2009	a
Selected Per Share Data
Net asset value, beginning of period	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.42	.35
Net realized and unrealized gain (loss)	1.09	1.39
Total from investment operations	1.51	1.74
Less distributions from: Net investment income	(.13)	—
Net realized gains	(.15)	—
Total distributions	(.28)	—
Net asset value, end of period	$13.84	$12.61
Total Return (%)c,d	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	3
Ratio of expenses before expense reductions (%)e	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.46	.61	*
Ratio of net investment income (%)	3.26	4.66	*
Portfolio turnover rate (%)	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Performance Summary December 31, 2010

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The Fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Fund returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Bond Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,122	$9,976	$11,531	$12,066
	Average annual total return	11.22%	-0.08%	2.89%	1.90%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Balanced VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,146.00
Expenses Paid per $1,000*	$3.68
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,021.78
Expenses Paid per $1,000*	$3.47

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.68%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Balanced VIP

The global equity and fixed-income markets both finished 2010 with strong returns, providing a tailwind for DWS Balanced VIP. For the 12 months ended December 31, 2010, the Fund returned 11.22% (Class A shares, unadjusted for contract charges). The Russell 1000® Index, the Fund's equity benchmark, returned 16.10%, and the Barclays Capital US Aggregate Bond Index, the Fund's bond benchmark, returned 6.54%.

The Fund uses several different investment strategies which include investments in five exchange-traded funds, or ETFs.1 In a reflection of the favorable market environment, all of these investment strategies produced a positive absolute return. We also measure each of the Fund's underlying investments in terms of their relative performance or, in other words, how well they performed in relation to their respective benchmarks. The Fund's shortfall versus the benchmark reflects the collective underperformance of several underlying investment strategies.

We made several shifts to the Fund's positioning during the second half of the year. One of the most significant changes was the liquidation of the quantitative small-cap core sleeve and the addition of the iShares Russell 2000® Value Index Fund. Additionally, we slightly increased the Fund's exposure to large-cap and international equities, and we reduced its exposure to small-cap equities. On the fixed-income side, we augmented the Fund's diversification by reducing exposure to global inflation-linked bonds and cash and increasing our allocation to emerging-market bonds and international developed market bonds. We achieved this via investments in two ETFs — iShares JPMorgan USD Emerging Markets Bond Fund and SPDR Barclays Capital International Treasury Bond.

We believe DWS Balanced VIP, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our universe and increase diversification among managers and investment styles.

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The iShares Russell 2000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the small capitalization sector of the US equity market as represented by the Russell 2000 Value Index. The index represents approximate 50% of the Russell 2000 Index.

The iShares JPMorgan USD Emerging Markets Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.

The SPDR Barclays Capital International Treasury Bond ETF tracks the Barclays Global Treasury Ex-US Capped index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Balanced VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	55%	54%
Government & Agency Obligations	9%	13%
Fixed Income — Exchange-Traded Funds	7%	3%
Mortgage-Backed Securities Pass-Throughs	7%	8%
Corporate Bonds	7%	8%
Cash Equivalents	6%	10%
Equity — Exchange-Traded Funds	5%	3%
Commercial Mortgage-Backed Securities	2%	1%
Municipal Bonds and Notes	1%	0%
Preferred Stocks	1%	0%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Senior Bank Loans and Preferred Securities)	12/31/10	12/31/09

Information Technology	16%	15%
Energy	14%	10%
Financials	13%	16%
Consumer Discretionary	12%	11%
Industrials	11%	11%
Health Care	10%	13%
Consumer Staples	9%	9%
Materials	6%	6%
Telecommunication Services	5%	5%
Utilities	4%	4%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

For more complete details about the Fund's investment portfolio, see page 20.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Balanced VIP
	Shares	Value ($)

Common Stocks 56.4%
Consumer Discretionary 6.6%
Auto Components 0.8%
Autoliv, Inc. (a)	7,100	560,474
BorgWarner, Inc.* (a)	22,292	1,613,049
Minth Group Ltd.	86,306	141,682
Nippon Seiki Co., Ltd.	8,273	99,131
S&T Dynamics Co., Ltd.*	5,003	100,667
		2,515,003
Automobiles 0.3%
Bayerische Motoren Werke (BMW) AG	1,656	130,143
Daimler AG (Registered)*	4,530	306,979
Honda Motor Co., Ltd.	9,032	356,978
PT Astra International Tbk	24,185	146,285
		940,385
Distributors 0.5%
Genuine Parts Co.	27,420	1,407,743
Diversified Consumer Services 0.3%
H&R Block, Inc. (a)	67,779	807,248
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Units)	19,047	878,257
Darden Restaurants, Inc. (a)	17,590	816,880
Domino's Pizza UK & IRL PLC	10,134	87,137
Marriott International, Inc. "A" (a)	24,919	1,035,135
McDonald's Corp.	6,220	477,447
Paddy Power PLC	3,364	138,006
PartyGaming PLC* (a)	16,776	53,749
REXLot Holdings Ltd.	1,209,877	127,637
Trump Entertainment Resorts, Inc.*	2	37
		3,614,285
Household Durables 0.1%
Advanced Digital Broadcast Holdings SA (Registered)	414	13,547
Hajime Construction Co., Ltd.	1,994	68,443
Jarden Corp.	1,794	55,381
Panasonic Corp.	22,414	316,400
		453,771
Internet & Catalog Retail 0.0%
Mecox Lane Ltd. (ADR)* (a)	4,052	30,025
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.*	6,095	178,021
Media 1.0%
Aegis Group PLC	24,682	54,067
Charm Communications, Inc. (ADR)*	2,894	28,535
Dex One Corp.*	245	1,828
JC Decaux SA*	3,633	111,781
News Corp. "A"	63,987	931,651
Scripps Networks Interactive "A"	23,130	1,196,977
SuperMedia, Inc.*	43	375
Vertis Holdings, Inc.*	1,645	0
Vivendi	8,527	230,171
WPP PLC	30,237	372,190
		2,927,575
	Shares	Value ($)

Multiline Retail 0.6%
Dollar General Corp.* (a)	11,960	366,813
Kohl's Corp.*	14,560	791,190
Nordstrom, Inc. (a)	15,950	675,961
PPR	1,010	160,610
		1,994,574
Specialty Retail 0.8%
Advance Auto Parts, Inc. (a)	1,704	112,719
Aeropostale, Inc.*	4,348	107,135
Dick's Sporting Goods, Inc.* (a)	15,840	594,000
Guess?, Inc. (a)	2,421	114,562
Hennes & Mauritz AB "B"	3,513	117,050
hhgregg, Inc.* (a)	3,764	78,856
L'Occitane International SA*	23,750	65,694
Limited Brands, Inc. (a)	37,290	1,145,922
Nitori Holdings Co., Ltd.	1,345	117,613
Urban Outfitters, Inc.*	3,227	115,559
		2,569,110
Textiles, Apparel & Luxury Goods 0.9%
Burberry Group PLC	4,298	75,319
Compagnie Financiere Richemont SA "A"	5,753	338,456
Deckers Outdoor Corp.* (a)	2,398	191,217
LVMH Moet Hennessy Louis Vuitton SA	1,076	177,000
NIKE, Inc. "B" (a)	14,970	1,278,737
VF Corp.	8,644	744,940
		2,805,669
Consumer Staples 5.2%
Beverages 0.9%
C&C Group PLC	29,374	132,791
Carlsberg AS "B"	1,490	149,114
Central European Distribution Corp.*	2,600	59,540
Diageo PLC	27,977	516,884
PepsiCo, Inc.	28,067	1,833,617
		2,691,946
Food & Staples Retailing 1.5%
CVS Caremark Corp.	32,169	1,118,516
Kroger Co.	38,618	863,499
Metro AG	2,441	175,746
Seven & I Holdings Co., Ltd.	16,781	448,210
Sysco Corp.	23,420	688,548
Tesco PLC	23,968	158,816
Wal-Mart Stores, Inc.	8,735	471,079
Wesfarmers Ltd.	7,877	257,811
Woolworths Ltd.	18,023	497,163
		4,679,388
Food Products 1.1%
Diamond Foods, Inc. (a)	2,779	147,787
General Mills, Inc.	16,139	574,387
Green Mountain Coffee Roasters, Inc.* (a)	3,078	101,143
Kellogg Co.	13,681	698,826
Mead Johnson Nutrition Co.	9,888	615,528
Nestle SA (Registered)	16,271	953,115
SunOpta, Inc.*	18,642	145,780
	Shares	Value ($)

Unilever NV (CVA)	7,417	230,934
		3,467,500
Household Products 0.5%
Church & Dwight Co., Inc. (a)	8,968	618,971
Colgate-Palmolive Co. (a)	7,750	622,868
Reckitt Benckiser Group PLC	4,598	252,698
		1,494,537
Personal Products 0.1%
Kao Corp.	12,622	339,919
Tobacco 1.1%
Altria Group, Inc.	55,285	1,361,117
British American Tobacco PLC	11,332	435,244
ITC Ltd.	41,615	162,867
Philip Morris International, Inc.	23,311	1,364,393
		3,323,621
Energy 7.5%
Energy Equipment & Services 2.3%
AMEC PLC	11,344	203,394
Cameron International Corp.*	1,614	81,878
Compagnie Generale de Geophysique-Veritas*	5,847	177,949
Complete Production Services, Inc.* (a)	3,289	97,190
Dresser-Rand Group, Inc.*	2,152	91,654
Ensco PLC (ADR)	20,744	1,107,315
John Wood Group PLC	10,565	92,078
Lamprell PLC	17,323	86,832
National Oilwell Varco, Inc.	17,589	1,182,860
Noble Corp.	29,144	1,042,481
ProSafe SE	9,053	72,039
Saipem SpA	7,538	371,390
SBM Offshore NV	5,980	133,970
Schlumberger Ltd.	14,350	1,198,225
Technip SA	1,788	165,101
Tecnicas Reunidas SA	1,121	71,372
Transocean Ltd.*	13,310	925,178
		7,100,906
Oil, Gas & Consumable Fuels 5.2%
Alpha Natural Resources, Inc.*	22,852	1,371,806
Anadarko Petroleum Corp.	15,650	1,191,904
Canadian Natural Resources Ltd.	21,451	952,853
Chevron Corp.	16,064	1,465,840
ConocoPhillips	16,454	1,120,517
EOG Resources, Inc. (a)	7,880	720,311
Exxon Mobil Corp.	34,248	2,504,214
Marathon Oil Corp.	38,003	1,407,251
Nexen, Inc.	32,026	733,395
Northern Oil & Gas, Inc.*	4,213	114,636
Occidental Petroleum Corp.	11,760	1,153,656
Royal Dutch Shell PLC "A"	29,694	990,038
Suncor Energy, Inc.	39,678	1,519,271
Total SA	8,254	437,332
Ultra Petroleum Corp.* (a)	2,332	111,400
Woodside Petroleum Ltd.	7,131	310,415
		16,104,839
Financials 6.2%
Capital Markets 1.2%
Affiliated Managers Group, Inc.* (a)	897	89,000
Ashmore Group PLC	26,439	138,132
Charles Schwab Corp.	31,680	542,045
ICAP PLC	7,881	65,737
	Shares	Value ($)

Jefferies Group, Inc. (a)	4,571	121,726
Lazard Ltd. "A"	1,564	61,762
Morgan Stanley	29,250	795,893
Partners Group Holding AG	697	132,280
T. Rowe Price Group, Inc. (a)	24,010	1,549,605
UOB-Kay Hian Holdings Ltd.	47,752	65,860
Waddell & Reed Financial, Inc. "A"	2,242	79,120
		3,641,160
Commercial Banks 1.5%
Australia & New Zealand Banking Group Ltd.	14,418	344,336
Banco Santander Brasil SA (Units)	15,650	212,915
BNP Paribas	3,655	232,536
BOC Hong Kong (Holdings) Ltd.	49,954	170,952
China Construction Bank Corp. "H"	159,312	143,473
Dah Sing Banking Group Ltd.	44,966	76,594
DnB NOR ASA	20,326	285,260
HSBC Holdings PLC	67,067	680,817
Huntington Bancshares, Inc.	9,478	65,114
Industrial & Commercial Bank of China Ltd. "H"	215,754	160,161
Lloyds Banking Group PLC*	111,900	114,622
National Australia Bank Ltd.	13,395	324,700
Oversea-Chinese Banking Corp., Ltd.	39,230	302,016
Prosperity Bancshares, Inc.	1,972	77,460
Sberbank of Russia	104,751	356,889
Societe Generale	4,008	215,414
Sumitomo Mitsui Financial Group, Inc.	11,221	399,412
Swedbank AB "A"*	12,540	174,858
UniCredit SpA	111,097	229,761
Wing Hang Bank Ltd.	6,818	94,295
Zions Bancorp.	2,784	67,456
		4,729,041
Consumer Finance 0.0%
Kiatnakin Bank PCL	81,536	105,487
Magma Fincorp Ltd.	26,821	43,037
		148,524
Diversified Financial Services 0.7%
Hellenic Exchanges SA	3,394	22,223
Hong Kong Exchanges & Clearing Ltd.	18,685	423,807
ING Groep NV (CVA)*	26,371	256,544
JPMorgan Chase & Co.	28,724	1,218,472
Remgro Ltd.	10,456	179,280
		2,100,326
Insurance 2.7%
AIA Group Ltd.*	53,108	149,291
Allianz SE (Registered)	1,595	189,534
Assurant, Inc.	24,273	934,996
Fidelity National Financial, Inc. "A"	47,478	649,499
HCC Insurance Holdings, Inc.	23,434	678,180
Legal & General Group PLC	160,135	241,552
Lincoln National Corp.	42,889	1,192,743
MetLife, Inc.	40,898	1,817,507
PartnerRe Ltd.	16,288	1,308,741
Prudential Financial, Inc.	18,587	1,091,243
Sampo Oyj "A"	4,685	125,593
		8,378,879
Real Estate Management & Development 0.1%
K Wah International Holdings Ltd.	164,519	61,593
Kenedix, Inc.*	296	90,010
	Shares	Value ($)

Midland Holdings Ltd.	84,184	69,099
		220,702
Health Care 5.9%
Biotechnology 1.0%
Amgen, Inc.* (a)	8,780	482,022
Celgene Corp.* (a)	29,060	1,718,608
Gilead Sciences, Inc.*	21,560	781,334
Metabolix, Inc.*	3,675	44,725
Onyx Pharmaceuticals, Inc.*	1,809	66,698
		3,093,387
Health Care Equipment & Supplies 1.2%
Accuray, Inc.*	9,933	67,048
Baxter International, Inc.	23,015	1,165,019
Becton, Dickinson & Co.	10,498	887,291
Edwards Lifesciences Corp.* (a)	8,107	655,370
NxStage Medical, Inc.* (a)	6,901	171,697
Thoratec Corp.* (a)	21,871	619,387
		3,565,812
Health Care Providers & Services 1.6%
Diagnosticos da America SA	6,593	89,303
ExamWorks Group, Inc.* (a)	2,193	40,527
Express Scripts, Inc.*	26,630	1,439,351
Fleury SA	6,502	104,390
Fresenius Medical Care AG & Co. KGaA	5,826	336,649
McKesson Corp.	31,628	2,225,979
WellPoint, Inc.*	12,296	699,151
		4,935,350
Health Care Technology 0.1%
M3, Inc.	13	65,298
SXC Health Solutions Corp.*	1,972	84,520
		149,818
Life Sciences Tools & Services 0.3%
ICON PLC (ADR)* (a)	3,675	80,483
Life Technologies Corp.*	2,421	134,365
QIAGEN NV*	5,288	103,430
Thermo Fisher Scientific, Inc.*	13,189	730,143
		1,048,421
Pharmaceuticals 1.7%
AstraZeneca PLC	6,342	288,922
Flamel Technologies SA (ADR)*	12,637	86,437
GlaxoSmithKline PLC	24,837	480,169
Johnson & Johnson	10,584	654,620
Merck & Co., Inc.	34,630	1,248,065
Novartis AG (Registered)	2,607	153,408
Novo Nordisk AS "B"	2,077	233,777
Questcor Pharmaceuticals, Inc.* (a)	9,198	135,487
Sanofi-Aventis	5,066	323,930
Takeda Pharmaceutical Co., Ltd.	6,568	323,029
Teva Pharmaceutical Industries Ltd. (ADR)	24,006	1,251,433
VIVUS, Inc.*	6,883	64,494
		5,243,771
Industrials 6.8%
Aerospace & Defense 1.5%
BE Aerospace, Inc.* (a)	3,317	122,829
Northrop Grumman Corp.	13,614	881,915
Raytheon Co.	18,216	844,129
TransDigm Group, Inc.*	9,920	714,339
United Technologies Corp.	25,213	1,984,767
		4,547,979
	Shares	Value ($)

Airlines 0.2%
Cebu Air, Inc.*	20,540	53,167
Deutsche Lufthansa AG (Registered)*	6,877	150,297
Ryanair Holdings PLC (ADR) (a)	3,317	102,031
Singapore Airlines Ltd.	12,701	153,597
		459,092
Building Products 0.0%
Congoleum Corp.*	190,000	0
Commercial Services & Supplies 0.4%
Babcock International Group PLC	14,308	127,377
EnerNOC, Inc.* (a)	2,242	53,606
Quad Graphics, Inc.*	38	1,568
Serco Group PLC	9,554	82,745
Stericycle, Inc.* (a)	9,985	807,986
		1,073,282
Construction & Engineering 0.1%
Aecom Technology Corp.* (a)	3,764	105,279
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	4,034	132,718
Larsen & Toubro Ltd.	3,461	153,100
Shui On Construction & Materials Ltd.	51,981	60,188
		451,285
Electrical Equipment 1.1%
AMETEK, Inc.	41,550	1,630,837
Nidec Corp.	1,189	119,892
Prysmian SpA	3,522	59,979
Roper Industries, Inc.	16,430	1,255,745
Schneider Electric SA	2,285	341,986
		3,408,439
Industrial Conglomerates 0.3%
Keppel Corp., Ltd.	40,631	358,393
Koninklijke Philips Electronics NV	6,436	197,122
Siemens AG (Registered)	4,029	498,809
		1,054,324
Machinery 2.2%
Altra Holdings, Inc.*	2,203	43,752
Amtek Engineering Ltd.*	153,000	128,757
Atlas Copco AB "A"	6,736	170,101
Austal Ltd.	25,202	89,960
Charter International PLC	5,747	75,668
Dover Corp.	20,402	1,192,497
EVA Precision Industrial Holdings Ltd.	203,716	198,925
FANUC Corp.	3,719	570,518
Joy Global, Inc. (a)	1,704	147,822
Komatsu Ltd.	10,589	320,095
Kubota Corp.	17,198	162,727
MAN SE	1,187	141,130
Mitsubishi Heavy Industries Ltd.	82,257	308,800
Navistar International Corp.*	19,427	1,125,018
Parker Hannifin Corp.	17,890	1,543,907
Rational AG	628	138,630
Rotork PLC	3,646	103,912
Volvo AB "B"*	16,451	293,202
		6,755,421
Marine 0.2%
A P Moller-Maersk AS "B"	41	371,375
Mitsui O.S.K Lines Ltd.	53,383	363,893
		735,268
	Shares	Value ($)

Professional Services 0.1%
Brunel International NV	1,947	76,726
FTI Consulting, Inc.* (a)	2,959	110,312
Michael Page International PLC	15,237	131,846
		318,884
Road & Rail 0.5%
Norfolk Southern Corp.	23,040	1,447,373
Trading Companies & Distributors 0.2%
MISUMI Group, Inc.	5,468	136,127
Mitsubishi Corp.	13,913	376,244
		512,371
Transportation Infrastructure 0.0%
Koninklijke Vopak NV	2,580	121,875
Information Technology 9.5%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	79,295	419,470
Cisco Systems, Inc.*	131,841	2,667,143
Harris Corp.	1,882	85,255
QUALCOMM, Inc.	23,840	1,179,842
Sycamore Networks, Inc.	2,510	51,681
		4,403,391
Computers & Peripherals 2.3%
Apple, Inc.*	11,670	3,764,275
EMC Corp.*	58,340	1,335,986
Hewlett-Packard Co.	43,023	1,811,268
Toshiba Corp.	33,506	182,379
		7,093,908
Electronic Equipment, Instruments & Components 0.2%
E Ink Holdings, Inc.*	60,785	123,210
Itron, Inc.* (a)	2,242	124,319
Kingboard Chemical Holdings Ltd.	21,062	126,137
Venture Corp., Ltd.	15,763	113,738
		487,404
Internet Software & Services 0.8%
Akamai Technologies, Inc.*	15,750	741,037
Google, Inc. "A"*	2,405	1,428,498
Internet Initiative Japan, Inc.	33	93,684
Meetic	1,741	37,806
NIC, Inc. (a)	7,597	73,767
United Internet AG (Registered)	6,095	99,058
		2,473,850
IT Services 1.1%
Accenture PLC "A"	10,410	504,781
Automatic Data Processing, Inc.	16,098	745,015
Cardtronics, Inc.*	5,647	99,952
Digital Garage, Inc.*	51	126,472
FleetCor Technologies, Inc.*	715	22,108
iGATE Corp. (a)	4,253	83,827
Infosys Technologies Ltd.	2,314	177,766
International Business Machines Corp.	5,490	805,712
Telvent GIT SA*	2,540	67,107
VeriFone Systems, Inc.* (a)	12,117	467,232
Visa, Inc. "A"	3,410	239,996
		3,339,968
Office Electronics 0.2%
Canon, Inc.	14,117	723,703
Semiconductors & Semiconductor Equipment 0.9%
ARM Holdings PLC	22,115	145,951
FSI International, Inc.* (a)	15,326	67,741
	Shares	Value ($)

Intel Corp.	103,992	2,186,952
Lam Research Corp.*	1,614	83,573
Taiwan Semiconductor Manufacturing Co., Ltd.	113,397	276,137
		2,760,354
Software 2.6%
Adobe Systems, Inc.*	11,180	344,120
Check Point Software Technologies Ltd.* (a)	13,600	629,136
Concur Technologies, Inc.* (a)	16,820	873,463
Microsoft Corp.	104,984	2,931,153
Norkom Group PLC*	27,634	55,391
Oracle Corp.	62,100	1,943,730
Rovi Corp.*	1,794	111,246
SAP AG	3,208	163,352
Solera Holdings, Inc.	15,360	788,275
TiVo, Inc.* (a)	6,079	52,462
VanceInfo Technologies, Inc. (ADR)* (a)	2,733	94,398
		7,986,726
Materials 3.7%
Chemicals 1.7%
Air Liquide SA	1,039	131,400
Air Products & Chemicals, Inc.	14,167	1,288,489
BASF SE	5,441	434,059
Givaudan SA (Registered)	154	166,280
Huntsman Corp.	40,830	637,356
Johnson Matthey PLC	2,531	80,421
Linde AG	1,046	158,770
Praxair, Inc.	9,802	935,797
Shin-Etsu Chemical Co., Ltd.	8,359	452,531
STR Holdings, Inc.* (a)	3,154	63,080
The Mosaic Co.	10,956	836,600
		5,184,783
Construction Materials 0.1%
China National Building Material Co., Ltd. "H"	67,409	154,369
Containers & Packaging 0.7%
Owens-Illinois, Inc.* (a)	33,630	1,032,441
Sonoco Products Co.	32,657	1,099,561
		2,132,002
Metals & Mining 1.2%
BHP Billiton Ltd.	14,175	656,043
Cliffs Natural Resources, Inc.	1,498	116,859
Freeport-McMoRan Copper & Gold, Inc.	14,190	1,704,077
Lynas Corp., Ltd.*	94,986	200,132
Newcrest Mining Ltd.	2,950	122,018
Northam Platinum Ltd.	8,616	59,249
Randgold Resources Ltd. (ADR) (a)	987	81,260
Rio Tinto PLC	4,144	289,869
Thompson Creek Metals Co., Inc.*	5,468	80,489
ThyssenKrupp AG	2,303	95,413
Xstrata PLC	16,059	376,941
		3,782,350
Paper & Forest Products 0.0%
Schweitzer-Mauduit International, Inc.	1,921	120,870
Telecommunication Services 2.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	51,276	1,506,489
BCE, Inc.	9,410	333,678
	Shares	Value ($)

CenturyLink, Inc. (a)	40,575	1,873,348
Koninklijke (Royal) KPN NV	11,647	169,958
Telefonica SA	17,556	398,715
TeliaSonera AB	8,744	69,325
Verizon Communications, Inc.	26,558	950,245
		5,301,758
Wireless Telecommunication Services 1.0%
America Movil SAB de CV "L"	79,231	227,107
American Tower Corp. "A"*	14,480	747,747
NTT DoCoMo, Inc.	288	502,859
Vodafone Group PLC	251,183	649,305
Vodafone Group PLC (ADR)	37,055	979,364
		3,106,382
Utilities 2.3%
Electric Utilities 1.8%
Allegheny Energy, Inc.	31,296	758,615
American Electric Power Co., Inc.	23,442	843,443
Duke Energy Corp.	40,980	729,854
Entergy Corp.	11,165	790,817
Exelon Corp.	9,736	405,407
FirstEnergy Corp.	20,855	772,052
Fortum Oyj	4,424	134,214
HongKong Electric Holdings Ltd.	43,475	274,068
Southern Co.	20,943	800,651
		5,509,121
Multi-Utilities 0.5%
GDF Suez	7,057	253,202
PG&E Corp.	27,726	1,326,412
		1,579,614
Total Common Stocks (Cost $139,202,524)		173,727,402

Preferred Stocks 0.4%
Consumer Discretionary 0.1%
Volkswagen AG	1,540	249,552
Energy 0.1%
Petroleo Brasileiro SA	10,118	170,853
Ultrapar Participacoes SA	2,650	169,443
		340,296
Financials 0.0%
Itau Unibanco Holding SA	6,520	156,438
Information Technology 0.1%
Samsung Electronics Co., Ltd.	460	262,973
Materials 0.1%
Vale SA "A"	5,766	168,488
Total Preferred Stocks (Cost $1,140,028)		1,177,747

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	2
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	3,400	3,609
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	170	1,934
Total Warrants (Cost $30,284)		5,545

		Principal Amount ($) (b)	Value ($)

Corporate Bonds 6.8%
Consumer Discretionary 1.2%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		35,000	35,350
8.75%, 6/1/2019		35,000	37,362
Ameristar Casinos, Inc., 9.25%, 6/1/2014		25,000	26,750
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		35,000	35,350
Avis Budget Car Rental LLC, 144A, 8.25%, 1/15/2019		15,000	15,150
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		25,000	4,250
Carrols Corp., 9.0%, 1/15/2013		15,000	15,038
CBS Corp., 5.9%, 10/15/2040		270,000	260,085
DineEquity, Inc., 144A, 9.5%, 10/30/2018		10,000	10,600
DIRECTV Holdings LLC:
6.0%, 8/15/2040		530,000	532,083
6.35%, 3/15/2040		51,000	53,650
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	41,500
7.125%, 2/1/2016		35,000	36,138
Expedia, Inc., 7.456%, 8/15/2018		550,000	627,000
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		25,000	88
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		10,000	11,400
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	30,675
Home Depot, Inc.:
5.4%, 9/15/2040		125,000	121,390
5.875%, 12/16/2036		50,000	52,007
Lowe's Companies, Inc., 3.75%, 4/15/2021		200,000	193,362
Mediacom Broadband LLC, 8.5%, 10/15/2015		20,000	20,100
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		247,000	246,975
Norcraft Holdings LP, 9.75%, 9/1/2012		36,000	36,225
Penske Automotive Group, Inc., 7.75%, 12/15/2016		50,000	51,000
Sabre Holdings Corp., 8.35%, 3/15/2016		25,000	24,000
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		10,000	9,325
TCI Communications, Inc., 8.75%, 8/1/2015		135,000	166,170
Time Warner, Inc.:
5.875%, 11/15/2016		147,000	165,921
6.2%, 3/15/2040		175,000	186,034
7.625%, 4/15/2031		175,000	212,745
Travelport LLC, 4.921%***, 9/1/2014		20,000	17,700
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		100,000	104,500
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		42,609	1,278
Young Broadcasting, Inc., 8.75%, 1/15/2014**		130,000	1
		Principal Amount ($) (b)	Value ($)

Yum! Brands, Inc.:
3.875%, 11/1/2020 (a)		210,000	200,610
5.3%, 9/15/2019		65,000	68,846
			3,650,658
Consumer Staples 0.7%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		500,000	622,174
CVS Caremark Corp.:
6.125%, 9/15/2039		275,000	293,826
6.25%, 6/1/2027		300,000	329,912
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		15,000	14,850
Kraft Foods, Inc., 5.375%, 2/10/2020		600,000	645,761
Kroger Co., 5.4%, 7/15/2040		110,000	104,260
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		108,750	102,225
SUPERVALU, Inc., 8.0%, 5/1/2016		10,000	9,575
			2,122,583
Energy 0.9%
Belden & Blake Corp., 8.75%, 7/15/2012		130,000	124,150
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		10,000	10,050
Bristow Group, Inc., 7.5%, 9/15/2017		30,000	31,650
Chaparral Energy, Inc., 8.5%, 12/1/2015		40,000	40,700
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	258,464
El Paso Corp., 7.25%, 6/1/2018		20,000	21,410
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	239,386
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		50,000	51,652
7.3%, 8/15/2033		360,000	400,717
Linn Energy LLC, 11.75%, 5/15/2017		35,000	40,075
Newfield Exploration Co., 7.125%, 5/15/2018		40,000	42,100
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	225,896
OPTI Canada, Inc., 7.875%, 12/15/2014		10,000	7,063
Petrohawk Energy Corp., 7.875%, 6/1/2015		15,000	15,619
Plains All American Pipeline LP, 8.75%, 5/1/2019		600,000	744,597
Plains Exploration & Production Co., 7.0%, 3/15/2017		15,000	15,412
Stone Energy Corp., 6.75%, 12/15/2014		25,000	24,375
Weatherford International Ltd., 5.125%, 9/15/2020		300,000	298,510
Williams Partners LP, 4.125%, 11/15/2020		253,000	239,639
			2,831,465
		Principal Amount ($) (b)	Value ($)

Financials 2.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		20,000	18,000
Ally Financial, Inc., 144A, 7.5%, 9/15/2020		60,000	62,925
American Express Co., 7.0%, 3/19/2018		390,000	454,261
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		36,400	20,202
Bank of America Corp., Series L, 7.625%, 6/1/2019		410,000	472,088
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	31,875
CIT Group, Inc., 7.0%, 5/1/2015		65,355	65,518
Citigroup, Inc., 5.375%, 8/9/2020 (a)		500,000	519,504
Fifth Third Bancorp., 5.45%, 1/15/2017		429,000	438,508
Ford Motor Credit Co., LLC, 9.875%, 8/10/2011		60,000	62,456
General Electric Capital Corp., Series A, 5.25%, 10/19/2012		550,000	587,831
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		150,000	141,515
iPayment, Inc., 9.75%, 5/15/2014		25,000	23,500
JPMorgan Chase & Co., 2.6%, 1/15/2016		700,000	679,190
KeyBank NA, 5.7%, 11/1/2017		250,000	254,588
Lincoln National Corp., 8.75%, 7/1/2019		190,000	237,661
MetLife, Inc.:
6.75%, 6/1/2016		113,000	131,076
7.717%, 2/15/2019		250,000	306,933
Morgan Stanley:
3.45%, 11/2/2015		45,000	43,873
Series F, 6.625%, 4/1/2018		225,000	244,073
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		10,000	10,225
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		10,000	10,350
PNC Bank NA, 6.875%, 4/1/2018		300,000	342,918
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		100,000	107,417
6.2%, 1/15/2015		100,000	110,281
7.375%, 6/15/2019		30,000	35,371
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		4,000	4,150
Reynolds Group Issuer, Inc., 144A, 9.0%, 4/15/2019		100,000	103,625
Santander US Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		500,000	485,735
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		400,000	440,477
Travelers Companies, Inc., 5.35%, 11/1/2040		120,000	118,231
		Principal Amount ($) (b)	Value ($)

Tropicana Entertainment LLC, 9.625%, 12/15/2014**		75,000	38
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		42,024	41,919
WMG Acquisition Corp., 9.5%, 6/15/2016		20,000	21,450
			6,627,764
Health Care 0.5%
DaVita, Inc.:
6.375%, 11/1/2018		10,000	9,950
6.625%, 11/1/2020		10,000	9,900
Express Scripts, Inc.:
6.25%, 6/15/2014		250,000	279,490
7.25%, 6/15/2019		320,000	378,759
HCA, Inc.:
8.5%, 4/15/2019		10,000	10,950
9.125%, 11/15/2014		35,000	36,706
9.625%, 11/15/2016 (PIK)		42,000	44,993
IASIS Healthcare LLC, 8.75%, 6/15/2014		30,000	30,788
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		180,000	178,376
Medco Health Solutions, Inc., 7.125%, 3/15/2018		425,000	498,736
The Cooper Companies, Inc., 7.125%, 2/15/2015		45,000	46,350
			1,524,998
Industrials 0.2%
Actuant Corp., 6.875%, 6/15/2017		20,000	20,450
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,450
BE Aerospace, Inc., 8.5%, 7/1/2018		50,000	54,750
Belden, Inc., 7.0%, 3/15/2017		25,000	25,312
Cenveo Corp., 144A, 10.5%, 8/15/2016		10,000	9,825
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		62,700	43,225
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,613
CSX Corp.:
6.15%, 5/1/2037		150,000	161,274
6.25%, 3/15/2018		190,000	217,961
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		20,000	20,175
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		25,000	24,500
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/2014		20,000	20,900
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		35,000	36,400
Owens Corning, Inc., 9.0%, 6/15/2019		10,000	11,732
United Rentals North America, Inc., 10.875%, 6/15/2016		35,000	39,987
			707,554
Information Technology 0.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		30,000	23,700
eBay, Inc., 1.625%, 10/15/2015		500,000	479,763
		Principal Amount ($) (b)	Value ($)

MasTec, Inc., 7.625%, 2/1/2017		35,000	34,825
SunGard Data Systems, Inc., 10.25%, 8/15/2015		70,000	73,588
Vangent, Inc., 9.625%, 2/15/2015		15,000	13,575
			625,451
Materials 0.3%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		15,000	12,000
CPG International I, Inc., 10.5%, 7/1/2013		50,000	51,000
Crown Americas LLC, 7.625%, 5/15/2017		10,000	10,750
Domtar Corp., 10.75%, 6/1/2017		20,000	25,200
Dow Chemical Co., 4.25%, 11/15/2020		185,000	177,211
Exopack Holding Corp., 11.25%, 2/1/2014		80,000	83,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		209,283	179,983
10.0%, 3/31/2015		206,080	187,533
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		15,000	15,975
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	32,738
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	14,213
NewMarket Corp., 7.125%, 12/15/2016		65,000	66,462
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	10,625
Radnor Holdings Corp., 11.0%, 3/15/2010**		40,000	4
Silgan Holdings, Inc., 7.25%, 8/15/2016		20,000	21,300
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		43,120	23,285
			911,279
Telecommunication Services 0.4%
American Tower Corp.:
5.05%, 9/1/2020		350,000	344,202
7.25%, 5/15/2019		175,000	197,756
AT&T Mobility LLC, 6.5%, 12/15/2011		275,000	290,207
Cincinnati Bell, Inc., 8.375%, 10/15/2020		20,000	19,200
Cricket Communications, Inc., 10.0%, 7/15/2015		50,000	53,563
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	108,497	13,007
Intelsat Corp., 9.25%, 6/15/2016		110,000	118,800
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		60,000	61,650
iPCS, Inc., 2.412%***, 5/1/2013		10,000	9,625
Telesat Canada, 11.0%, 11/1/2015		70,000	78,575
West Corp., 144A, 8.625%, 10/1/2018		10,000	10,600
		Principal Amount ($) (b)	Value ($)

Windstream Corp.:
7.0%, 3/15/2019		25,000	24,625
8.625%, 8/1/2016		10,000	10,525
			1,232,335
Utilities 0.2%
AES Corp.:
8.0%, 10/15/2017		35,000	37,013
8.0%, 6/1/2020		30,000	31,800
DTE Energy Co., 7.625%, 5/15/2014		81,000	93,362
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	226,793
Mirant North America LLC, 7.375%, 12/31/2013		20,000	20,377
NRG Energy, Inc.:
7.375%, 2/1/2016		50,000	51,250
7.375%, 1/15/2017		60,000	61,800
Sempra Energy, 6.5%, 6/1/2016		135,000	156,723
			679,118
Total Corporate Bonds (Cost $20,453,751)			20,913,205

Asset-Backed 0.3%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		379,000	395,663
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.36%***, 5/16/2016		500,000	506,197
Total Asset-Backed (Cost $885,529)			901,860

Mortgage-Backed Securities Pass-Throughs 7.4%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039		1,732,457	1,723,050
6.0%, 3/1/2038		38,000	41,082
Federal National Mortgage Association:
3.274%***, 8/1/2037		166,007	173,882
3.5%, 7/1/2025 (c)		3,350,000	3,374,078
4.0%, with various maturities from 5/1/2039 until 9/1/2040 (c)		4,964,684	4,943,524
4.5%, 9/1/2035		50,883	52,447
5.5%, with various maturities from 4/1/2035 until 4/1/2038 (c)		5,785,220	6,198,399
6.0%, with various maturities from 1/1/2024 until 8/1/2037 (c)		3,091,323	3,370,800
6.5%, with various maturities from 5/1/2017 until 1/1/2038 (c)		553,536	614,569
8.0%, 9/1/2015		68,510	74,278
		Principal Amount ($) (b)	Value ($)

Government National Mortgage Association:
4.5%, 7/1/2039 (c)		750,000	778,770
5.0%, 5/1/2038 (c)		750,000	797,402
5.5%, 5/1/2036 (c)		750,000	810,527
Total Mortgage-Backed Securities Pass-Throughs (Cost $22,807,624)			22,952,808

Commercial Mortgage-Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.742%***, 2/10/2051		750,000	798,887
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		862,000	898,150
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%***, 7/10/2038		425,000	463,674
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP7, 5.872%***, 4/15/2045		315,000	344,487
"A4", Series 2007-LD12, 5.882%, 2/15/2051		625,000	661,722
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030		17,711	17,718
"A4", Series 2006-C1, 5.156%, 2/15/2031		1,250,000	1,335,222
"A3", Series 2006-C7, 5.347%, 11/15/2038		700,000	740,082
"A4", Series 2007-C6, 5.858%, 7/15/2040		300,000	315,201
Total Commercial Mortgage-Backed Securities (Cost $5,188,170)			5,575,143

Collateralized Mortgage Obligations 0.3%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%***, 2/25/2048		582,444	583,358
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031		5,440	5,956
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.715%***, 10/7/2020		388,217	387,732
Total Collateralized Mortgage Obligations (Cost $977,260)			977,046

Government & Agency Obligations 9.4%
Sovereign Bonds 2.6%
Federal Republic of Germany — Inflation Linked Note, 2.25%, 4/15/2013	EUR	214,842	304,764
Government of Canada — Inflation Linked Bond, 4.0%, 12/1/2031	CAD	269,751	419,738
		Principal Amount ($) (b)	Value ($)

Government of France — Inflation Linked Bonds:
1.0%, 7/25/2017	EUR	242,906	331,908
2.25%, 7/25/2020	EUR	510,081	736,840
3.15%, 7/25/2032	EUR	543,526	917,436
Government of Japan — Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	41,664,000	515,989
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	2,650,000	533,164
Republic of Italy — Inflation Linked Bond, 2.1%, 9/15/2017	EUR	152,842	199,267
Republic of Poland, 6.375%, 7/15/2019		100,000	112,021
State of Qatar, 144A, 6.4%, 1/20/2040		100,000	108,500
United Kingdom Treasury — Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	413,068	729,668
1.875%, 11/22/2022	GBP	532,462	947,438
2.0%, 1/26/2035	GBP	225,000	591,574
2.5%, 8/16/2013	GBP	120,000	521,807
2.5%, 7/26/2016	GBP	112,000	547,516
2.5%, 4/16/2020	GBP	91,000	453,099
			7,970,729
US Treasury Obligations 6.8%
US Treasury Bill, 0.185%****, 3/17/2011 (d)		188,000	187,958
US Treasury Bonds:
4.75%, 2/15/2037		1,500,000	1,612,032
5.375%, 2/15/2031		1,500,000	1,751,016
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		794,754	884,412
3.625%, 4/15/2028		845,113	1,090,921
3.875%, 4/15/2029		159,643	214,109
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		185,523	200,973
2.375%, 1/15/2017		732,031	815,757
2.5%, 7/15/2016		481,908	540,867
3.375%, 1/15/2012		538,244	562,676
US Treasury Notes:
1.75%, 1/31/2014		8,000,000	8,167,504
3.125%, 5/15/2019		500,000	505,273
3.625%, 2/15/2020		2,750,000	2,853,983
4.5%, 11/15/2015		1,500,000	1,679,413
			21,066,894
Total Government & Agency Obligations (Cost $27,802,685)			29,037,623

Loan Participations and Assignments 0.0%
Senior Loans***
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		22,288	19,602
Letter of Credit, 2.289%, 3/26/2014		1,336	1,175
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		91,366	88,145
Total Loan Participations and Assignments (Cost $113,854)			108,922
		Principal Amount ($) (b)	Value ($)

Municipal Bonds and Notes 0.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		125,000	116,633
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (e)		185,000	170,342
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		500,000	488,680
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		150,000	151,029
Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014, INS: NATL		240,000	269,162
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014		365,000	405,895
Total Municipal Bonds and Notes (Cost $1,639,001)			1,601,741

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (f)		218,000	225,035
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	31,000
Total Preferred Securities (Cost $244,655)			256,035

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	2,000

	Shares	Value ($)

Exchange-Traded Funds 12.7%
iShares JPMorgan USD Emerging Markets Bond Fund	41,986	4,495,861
iShares Russell 2000 Value Index Fund	90,940	6,464,925
SPDR Barclays Capital International Treasury Bond	79,818	4,666,160
Vanguard Emerging Markets Fund	198,166	9,541,693
Vanguard Total Bond Market Fund	172,600	13,854,602
Total Exchange-Traded Funds (Cost $33,133,216)		39,023,241

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 0.27% (g) (h) (Cost $20,930,886)	20,930,886	20,930,886

Cash Equivalents 6.4%
Central Cash Management Fund, 0.19% (g) (Cost $19,630,591)	19,630,591	19,630,591

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $294,182,058)+	109.3	336,821,795
Other Assets and Liabilities, Net	(9.3)	(28,549,600)
Net Assets	100.0	308,272,195

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks LP	9.25%	8/1/2015	25,000	USD	25,000	4,250
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	25,000	USD	25,000	88
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	4
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	38
Vertis, Inc.	13.5%	4/1/2014	42,609	USD	17,309	1,278
Wolverine Tube, Inc.	15.0%	3/31/2012	43,120	USD	43,120	23,285
Young Broadcasting, Inc.	8.75%	1/15/2014	130,000	USD	111,175	1
					302,624	28,944

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $297,261,185. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $39,560,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,622,458 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,061,848.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $20,273,579, which is 6.6% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) When-issued or delayed delivery security included.

(d) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Taxable issue.

(f) Date shown is call date; not a maturity date for the perpetual preferred securities.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDIC: Federal Deposit Insurance Corp.

INS: Insured

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in-kind.

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	135	14,263,722	106,442
10 Year US Treasury Note	USD	3/22/2011	190	22,883,125	(619,876)
2 Year US Treasury Note	USD	3/31/2011	296	64,796,250	46,626
DAX Index	EUR	3/18/2011	5	1,157,069	(21,631)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2011	19	2,767,604	(3,082)
FTSE 100 Index	GBP	3/18/2011	23	2,113,187	20,440
Hang Seng Index	HKD	1/28/2011	2	296,161	3,975
IBEX 35 Index	EUR	1/21/2011	3	392,511	(10,011)
S&P 500 E-Mini Index	USD	3/18/2011	22	1,378,300	18,810
TOPIX Index	JPY	3/11/2011	13	1,434,659	27,109
United Kingdom Long Gilt Bond	GBP	3/29/2011	39	7,265,574	(20,286)
Total net unrealized depreciation					(451,484)

At December 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2011	75	9,244,695	(38,137)
10 Year Japanese Government Bond	JPY	3/10/2011	25	43,296,588	(185,124)
10 Year US Treasury Note	USD	3/22/2011	46	5,540,125	141,906
30 Year US Treasury Bond	USD	3/22/2011	20	2,442,500	100,625
AEX Index	EUR	1/21/2011	8	758,591	(6,200)
ASX SPI 200 Index	AUD	3/17/2011	10	1,209,461	11,251
CAC 40 Index	EUR	1/21/2011	11	559,970	13,450
DJ Euro Stoxx 50 Index	EUR	3/18/2011	43	1,605,457	40,797
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	170	28,466,796	184,919
FTSE MIB Index	EUR	3/18/2011	7	944,998	25,958
Russell 2000 E-Mini Index	USD	3/18/2011	4	312,920	(3,460)
S&P TSE 60 Index	CAD	3/17/2011	3	462,899	(7,640)
Ultra Long-Term US Treasury Bond	USD	3/22/2011	5	635,469	17,461
Total net unrealized appreciation					295,806

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,039,377	JPY	171,066,000	1/25/2011	68,229	UBS AG
USD	6,964,033	CAD	7,014,000	1/25/2011	86,748	UBS AG
USD	5,657,268	SEK	38,571,000	1/25/2011	72,772	UBS AG
USD	13,515,110	AUD	13,690,000	1/25/2011	439,420	UBS AG
USD	5,303,999	NOK	31,449,000	1/25/2011	78,876	UBS AG
GBP	3,926,000	USD	6,134,120	1/25/2011	14,340	UBS AG
Total unrealized appreciation					760,385

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	8,600	USD	11,386	1/20/2011	(105)	JPMorgan Chase Securities, Inc.
EUR	681,000	USD	908,241	1/25/2011	(1,740)	UBS AG
CHF	9,665,000	USD	10,065,140	1/25/2011	(275,076)	UBS AG
NZD	11,904,000	USD	8,855,028	1/25/2011	(400,816)	UBS AG
Total unrealized depreciation					(677,737)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (i) Consumer Discretionary	$16,158,616	$4,334,308	$39	$20,492,963
Consumer Staples	11,285,599	4,711,312	—	15,996,911
Energy	20,434,131	3,111,910	—	23,546,041
Financials	12,709,915	6,665,155	—	19,375,070
Health Care	15,727,947	2,308,612	—	18,036,559
Industrials	14,248,430	6,637,163	0	20,885,593
Information Technology	26,824,520	2,711,366	—	29,535,886
Materials	8,165,367	3,377,495	1,934	11,544,796
Telecommunication Services	6,617,978	1,790,162	—	8,408,140
Utilities	6,427,251	661,484	—	7,088,735
Fixed Income Investments (i) Corporate Bonds	—	20,498,209	414,996	20,913,205
Asset Backed	—	901,860	—	901,860
Mortgage-Backed Securities Pass-Throughs	—	22,952,808	—	22,952,808
Commercial Mortgage-Backed Securities	—	5,575,143	—	5,575,143
Collateralized Mortgage Obligations	—	977,046	—	977,046
Government & Agency Obligations	—	28,849,665	—	28,849,665
Loan Participations and Assignments	—	108,922	—	108,922
Municipal Bonds and Notes	—	1,601,741	—	1,601,741
Preferred Securities	—	256,035	—	256,035
Other Investments	—	—	2,000	2,000
Exchange-Traded Funds	39,023,241	—	—	39,023,241
Short-Term Investments (i)	40,561,477	187,958	—	40,749,435
Derivatives (j)	—	760,385	—	760,385
Total	$218,184,472	$118,978,739	$418,969	$337,582,180
Liabilities
Derivatives (j)	$(155,678)	$(677,737)	$—	$(833,415)
Total	$(155,678)	$(677,737)	$—	$(833,415)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments
	Consumer Discretionary	Industrials	Financials	Materials	Corporate Bonds		Other Investments	Total
Balance as of December 31, 2009	$0	$—	$278,682	$0	$383,110		$—	$661,792
Realized gains (loss)	(8,344)	—	107,337	—	—		—	98,993
Change in unrealized appreciation (depreciation)	8,342	0	(37,791)	1,934	33,279		—	5,764
Amortization premium/discount	—	—	—	—	5,349		—	5,349
Net purchases (sales)	41	—	(348,228)	—	—		2,000	(346,187)
Transfers into Level 3	—	—	—	—	4,178	(k)	—	4,178
Transfers (out) of Level 3	—	—	—	—	(10,920	) (l)	—	(10,920)
Balance as of December 31, 2010	$39	$0	$—	$1,934	$414,996		$2,000	$418,969
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$(2)	$0	$—	$1,934	$33,279		$—	$35,211

Transfers between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $253,620,581) — including $20,273,579 of securities loaned	$296,260,318
Investment in Daily Assets Fund Institutional (cost $20,930,886)*	20,930,886
Investment in Central Cash Management Fund (cost $19,630,591)	19,630,591
Total investments, at value (cost $294,182,058)	336,821,795
Cash	131,748
Foreign currency, at value (cost $192,052)	209,917
Deposits with broker for open futures contracts	5,279,599
Receivable for investments sold	3,698
Receivable for Fund shares sold	2,493
Dividends receivable	249,181
Interest receivable	712,583
Unrealized appreciation on open forward foreign currency exchange contracts	760,385
Foreign taxes recoverable	53,154
Other assets	1,722
Total assets	344,226,275
Liabilities
Payable upon return of securities loaned	20,930,886
Payable for investments purchased	203,348
Payable for when-issued and delayed delivery securities purchased	13,171,613
Payable for Fund shares redeemed	160,169
Payable for variation margin on open futures contracts	467,763
Unrealized depreciation on open forward foreign currency exchange contracts	677,737
Accrued management fee	106,819
Deferred foreign taxes payable	5,598
Other accrued expenses and payables	230,147
Total liabilities	35,954,080
Net assets, at value	$308,272,195
Net Assets Consist of
Undistributed net investment income	4,323,414
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,598)	42,634,139
Futures	(155,678)
Foreign currency	80,115
Accumulated net realized gain (loss)	(54,154,043)
Paid-in capital	315,544,248
Net assets, at value	$308,272,195
Class A Net Asset Value, offering and redemption price per share ($308,272,195 ÷ 13,930,205 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.13

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $105,864)	$4,481,983
Interest	3,237,650
Income distributions — Central Cash Management Fund	63,397
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,944
Total income	7,832,974
Expenses: Management fee	1,124,396
Administration fee	307,796
Services to shareholders	5,088
Custodian fee	287,824
Professional fees	99,564
Trustees' fees and expenses	12,524
Reports to shareholders	62,119
Other	116,154
Total expenses	2,015,465
Net investment income (loss)	5,817,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of deferred foreign taxes of $325)	19,036,432
Futures	(325,572)
Foreign currency	(47,856)
18,663,004
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,598)	7,992,264
Futures	94,474
Foreign currency	(135,693)
7,951,045
Net gain (loss)	26,614,049
Net increase (decrease) in net assets resulting from operations	$32,431,558

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$5,817,509	$7,279,172
Net realized gain (loss)	18,663,004	(21,287,397)
Change in net unrealized appreciation (depreciation)	7,951,045	77,797,202
Net increase (decrease) in net assets resulting from operations	32,431,558	63,788,977
Distributions to shareholders from: Net investment income: Class A	(9,827,154)	(11,680,702)
Total distributions	(9,827,154)	(11,680,702)
Fund share transactions: Class A Proceeds from shares sold	4,966,734	6,740,726
Shares issued to shareholders in reinvestment of distributions	9,827,154	11,680,702
Payments for shares redeemed	(48,195,061)	(58,626,337)
Shares converted*	—	39,887
Net increase (decrease) in net assets from Class A share transactions	(33,401,173)	(40,165,022)
Class B Payments for shares redeemed	—	(307)
Shares converted*	—	(39,887)
Net increase (decrease) in net assets from Class B share transactions	—	(40,194)
Increase (decrease) in net assets	(10,796,769)	11,903,059
Net assets at beginning of period	319,068,964	307,165,905
Net assets at end of period (including undistributed net investment income of $4,323,414 and $9,339,818, respectively)	$308,272,195	$319,068,964
Other Information
Class A Shares outstanding at beginning of period	15,551,177	17,697,143
Shares sold	238,427	369,933
Shares issued to shareholders in reinvestment of distributions	467,070	740,222
Shares redeemed	(2,326,469)	(3,258,791)
Shares converted*	—	2,670
Net increase (decrease) in Class A shares	(1,620,972)	(2,145,966)
Shares outstanding at end of period	13,930,205	15,551,177
Class B Shares outstanding at beginning of period	—	2,694
Shares redeemed	—	(19)
Shares converted*	—	(2,675)
Net increase (decrease) in Class B shares	—	(2,694)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$20.52	$17.35	$24.81		$24.46		$22.75
Income (loss) from investment operations: Net investment incomea	.39	.44	.61		.74		.69	c
Net realized and unrealized gain (loss)	1.88	3.43	(7.20)		.42		1.60
Total from investment operations	2.27	3.87	(6.59)		1.16		2.29
Less distributions from: Net investment income	(.66)	(.70)	(.87)		(.81)		(.58)
Net asset value, end of period	$22.13	$20.52	$17.35		$24.81		$24.46
Total Return (%)	11.22	23.43	(27.33	)b	4.84	b	10.24	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	319	307		528		600
Ratio of expenses before expense reductions (%)	.65	.60	.64		.52		.55
Ratio of expenses after expense reductions (%)	.65	.60	.62		.51		.51
Ratio of net investment income (%)	1.89	2.40	2.83		3.00		2.99	c
Portfolio turnover rate (%)	203	207	263		199		108
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2010

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.75% and 1.02% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

Fund returns shown during the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,377	$9,375	$11,221	$11,957
	Average annual total return	13.77%	-2.13%	2.33%	1.80%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,355	$9,323	$11,077	$16,186
	Average annual total return	13.55%	-2.31%	2.07%	5.83%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$15,703
	Average annual total return	16.10%	-2.37%	2.59%	5.45%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Blue Chip VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,218.50	$1,216.40
Expenses Paid per $1,000*	$4.14	$5.59
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,021.48	$1,020.16
Expenses Paid per $1,000*	$3.77	$5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.74%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Blue Chip VIP

US equities performed very well during 2010, as investors were cheered by gradually improving economic data and surprisingly strong corporate profits. The Russell 1000® Index — the Fund's benchmark — gained 16.10% on the year, building on its 28.43% rally of 2009. The Class A shares of the Fund, while also producing a positive return of 13.77%, fell short of the benchmark.

Our approach to managing the Fund is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value, quality and market sentiment, and dynamic in that we can choose to give different weightings to these factors based on a rigorous analysis of the past that seeks to determine which periods are most like now. The past year was a highly rotational year for style performance, with leadership changing several times — from growth to market sentiment, then to quality and then back to market sentiment. The Fund's growth and market sentiment factors performed relatively well over the full year, whereas the value and quality factors were mostly weak. We started the year with healthy weightings to market sentiment and growth, which added value early in the year. However, our relatively large weighting toward value throughout the year more than offset this and proved to be the biggest drag on relative performance.

From a sector perspective, our stock selection process was least effective in the technology segment, where our overweight positions in Microsoft Corp., Computer Sciences Corp. and the disk-drive maker Western Digital Corp.* weighed on performance.1 The industrials sector was an additional area of underperformance, due in part to our overweights in Raytheon Co. and the truck manufacturer Oshkosh Corp. Our stock picks also fell short in the utilities and consumer staples sectors. On the plus side, we outperformed the benchmark by a wide margin in the energy sector. We generated strong performance by moving to overweight positions in stocks that plummeted sharply in the wake of the Gulf oil spill and then staged rebounds from undervalued levels, such as Transocean Ltd., Anadarko Petroleum Corp.* and National Oilwell Varco, Inc. We also performed very well within financials, thanks in part to our overweight positions in Berkshire Hathaway, Inc. and ACE Ltd.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the Fund as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Blue Chip VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	19%	19%
Financials	17%	11%
Health Care	14%	14%
Industrials	12%	13%
Energy	11%	9%
Consumer Discretionary	11%	12%
Consumer Staples	7%	11%
Materials	5%	5%
Telecommunication Services	2%	4%
Utilities	2%	2%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 50.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Blue Chip VIP
	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 10.4%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	6,700	79,395
Diversified Consumer Services 0.5%
Apollo Group, Inc. "A"*	3,400	134,266
Career Education Corp.* (a)	9,800	203,154
Coinstar, Inc.*	1,700	95,948
DeVry, Inc.	1,600	76,768
Sotheby's	1,700	76,500
		586,636
Hotels Restaurants & Leisure 1.0%
Chipotle Mexican Grill, Inc.* (a)	600	127,596
McDonald's Corp.	3,600	276,336
Panera Bread Co. "A"*	1,500	151,815
Starbucks Corp.	16,200	520,506
		1,076,253
Household Durables 0.2%
Garmin Ltd. (a)	6,700	207,633
Internet & Catalog Retail 1.0%
Liberty Media Corp. — Interactive "A"*	35,100	553,527
Priceline.com, Inc.*	1,400	559,370
		1,112,897
Media 2.8%
CBS Corp. "B"	9,100	173,355
Comcast Corp. "A" (a)	54,500	1,197,365
Liberty Media-Starz "A"*	1,900	126,312
McGraw-Hill Companies, Inc.	4,700	171,127
News Corp. "A"	9,800	142,688
Time Warner, Inc.	21,233	683,066
Walt Disney Co. (a)	13,900	521,389
		3,015,302
Multiline Retail 0.8%
Dillard's, Inc. "A" (a)	17,500	663,950
Kohl's Corp.*	4,600	249,964
		913,914
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,600	502,740
American Eagle Outfitters, Inc.	10,200	149,226
AnnTaylor Stores Corp.*	2,900	79,431
Barnes & Noble, Inc. (a)	8,400	118,860
Chico's FAS, Inc.	6,200	74,586
Guess?, Inc.	2,400	113,568
Rent-A-Center, Inc.	3,900	125,892
Ross Stores, Inc.	2,700	170,775
The Gap, Inc.	39,300	870,102
TJX Companies, Inc.	14,100	625,899
		2,831,079
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.	7,200	398,232
Deckers Outdoor Corp.*	2,200	175,428
NIKE, Inc. "B" (a)	4,600	392,932
VF Corp.	6,000	517,080
		1,483,672
	Shares	Value ($)

Consumer Staples 6.9%
Beverages 0.2%
Molson Coors Brewing Co. "B"	4,300	215,817
Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	26,700	1,439,931
Whole Foods Market, Inc.* (a)	900	45,531
		1,485,462
Food Products 2.7%
Archer-Daniels-Midland Co.	15,600	469,248
Corn Products International, Inc.	4,800	220,800
Fresh Del Monte Produce, Inc.	6,200	154,690
H.J. Heinz Co.	6,000	296,760
Hormel Foods Corp.	2,300	117,898
The Hershey Co.	15,700	740,255
Tyson Foods, Inc. "A" (a)	51,600	888,552
Unilever PLC (ADR)	2,900	89,552
		2,977,755
Household Products 0.6%
Kimberly-Clark Corp.	2,400	151,296
Procter & Gamble Co.	7,900	508,207
		659,503
Personal Products 0.4%
Estee Lauder Companies, Inc. "A"	1,200	96,840
Herbalife Ltd.	5,600	382,872
		479,712
Tobacco 1.6%
Lorillard, Inc.	8,900	730,334
Philip Morris International, Inc.	16,400	959,892
		1,690,226
Energy 11.2%
Energy Equipment & Services 3.4%
Complete Production Services, Inc.*	11,100	328,005
Diamond Offshore Drilling, Inc.	3,200	213,984
FMC Technologies, Inc.*	1,300	115,583
Helmerich & Payne, Inc.	2,000	96,960
Nabors Industries Ltd.*	12,200	286,212
National Oilwell Varco, Inc.	16,400	1,102,900
Noble Corp. (a)	4,900	175,273
Oceaneering International, Inc.* (a)	2,100	154,623
Oil States International, Inc.*	10,800	692,172
Transocean Ltd.* (a)	7,500	521,325
		3,687,037
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	13,000	1,186,250
Cimarex Energy Co.	1,500	132,795
CNOOC Ltd. (ADR)	400	95,348
Devon Energy Corp.	13,100	1,028,481
Exxon Mobil Corp.	30,000	2,193,600
Hess Corp.	9,000	688,860
Murphy Oil Corp.	10,300	767,865
Newfield Exploration Co.*	2,800	201,908
Noble Energy, Inc.	4,100	352,928
Occidental Petroleum Corp.	6,700	657,270
Valero Energy Corp.	48,700	1,125,944
		8,431,249
	Shares	Value ($)

Financials 17.2%
Capital Markets 1.8%
Ameriprise Financial, Inc.	2,900	166,895
BlackRock, Inc.	1,900	362,102
Janus Capital Group, Inc.	5,800	75,226
Legg Mason, Inc.	4,800	174,096
State Street Corp.	5,400	250,236
T. Rowe Price Group, Inc. (a)	4,800	309,792
The Goldman Sachs Group, Inc.	3,600	605,376
		1,943,723
Commercial Banks 4.0%
CIT Group, Inc.*	8,800	414,480
Fifth Third Bancorp. (a)	50,600	742,808
Huntington Bancshares, Inc.	36,200	248,694
KeyCorp (a)	45,600	403,560
M&T Bank Corp. (a)	1,800	156,690
PNC Financial Services Group, Inc.	9,900	601,128
SunTrust Banks, Inc.	38,500	1,136,135
Wells Fargo & Co.	22,100	684,879
		4,388,374
Consumer Finance 2.4%
Capital One Financial Corp. (a)	40,900	1,740,704
Discover Financial Services	46,200	856,086
		2,596,790
Diversified Financial Services 2.7%
Bank of America Corp.	30,900	412,206
Citigroup, Inc.*	75,300	356,169
CME Group, Inc.	800	257,400
JPMorgan Chase & Co.	38,700	1,641,654
PHH Corp.*	7,500	173,625
The NASDAQ OMX Group, Inc.* (a)	5,300	125,663
		2,966,717
Insurance 5.8%
ACE Ltd.	21,900	1,363,275
Aflac, Inc.	5,400	304,722
Allied World Assurance Co. Holdings Ltd.	5,400	320,976
Arch Capital Group Ltd.*	2,000	176,100
Aspen Insurance Holdings Ltd.	4,200	120,204
Assurant, Inc.	3,400	130,968
Axis Capital Holdings Ltd.	3,200	114,816
Berkshire Hathaway, Inc. "A"*	2	240,900
Berkshire Hathaway, Inc. "B"*	2,240	179,446
Chubb Corp.	16,300	972,132
Everest Re Group Ltd.	2,000	169,640
Hartford Financial Services Group, Inc.	10,100	267,549
Platinum Underwriters Holdings Ltd.	2,400	107,928
The Travelers Companies, Inc.	33,100	1,844,001
		6,312,657
Real Estate Investment Trusts 0.5%
HCP, Inc. (REIT)	5,500	202,345
Public Storage (REIT)	1,700	172,414
SL Green Realty Corp. (REIT)	1,600	108,016
		482,775
Health Care 13.5%
Biotechnology 1.7%
Biogen Idec, Inc.*	8,100	543,105
Celgene Corp.*	5,700	337,098
Cephalon, Inc.* (a)	16,700	1,030,724
		1,910,927
	Shares	Value ($)

Health Care Providers & Services 8.1%
Aetna, Inc.	20,800	634,608
AmerisourceBergen Corp.	43,800	1,494,456
Cardinal Health, Inc.	45,700	1,750,767
Coventry Health Care, Inc.*	28,400	749,760
Health Net, Inc.*	5,100	139,179
Humana, Inc.*	16,600	908,684
UnitedHealth Group, Inc.	51,400	1,856,054
WellPoint, Inc.*	21,600	1,228,176
		8,761,684
Pharmaceuticals 3.7%
Eli Lilly & Co.	38,000	1,331,520
Endo Pharmaceuticals Holdings, Inc.*	13,700	489,227
Forest Laboratories, Inc.*	57,700	1,845,246
Medicis Pharmaceutical Corp. "A"	4,200	112,518
Par Pharmaceutical Companies, Inc.*	6,300	242,613
		4,021,124
Industrials 11.5%
Aerospace & Defense 3.1%
General Dynamics Corp.	9,500	674,120
Honeywell International, Inc.	7,500	398,700
Northrop Grumman Corp. (a)	25,600	1,658,368
Raytheon Co.	13,300	616,322
		3,347,510
Air Freight & Logistics 1.6%
FedEx Corp.	4,700	437,147
United Parcel Service, Inc. "B"	18,100	1,313,698
		1,750,845
Airlines 0.2%
Alaska Air Group, Inc.*	2,900	164,401
Commercial Services & Supplies 0.4%
Cintas Corp.	4,800	134,208
R.R. Donnelley & Sons Co.	16,600	290,002
		424,210
Construction & Engineering 0.4%
EMCOR Group, Inc.*	10,200	295,596
KBR, Inc.	5,200	158,444
		454,040
Electrical Equipment 0.2%
Rockwell Automation, Inc.	2,300	164,933
Industrial Conglomerates 1.1%
3M Co.	14,200	1,225,460
Machinery 2.0%
Danaher Corp.	8,200	386,794
Dover Corp.	3,100	181,195
Eaton Corp.	5,200	527,852
Ingersoll-Rand PLC	7,200	339,048
Oshkosh Corp.*	12,200	429,928
Parker Hannifin Corp.	1,900	163,970
Trinity Industries, Inc. (a)	6,500	172,965
		2,201,752
Professional Services 0.3%
Manpower, Inc.	4,600	288,696
Road & Rail 1.6%
Norfolk Southern Corp.	13,200	829,224
Ryder System, Inc.	18,100	952,784
		1,782,008
	Shares	Value ($)

Trading Companies & Distributors 0.6%
W.W. Grainger, Inc. (a)	4,900	676,739
Information Technology 18.7%
Communications Equipment 1.6%
F5 Networks, Inc.*	4,500	585,720
Nokia Corp. (ADR) (a)	34,100	351,912
Research In Motion Ltd.*	10,900	633,617
Tellabs, Inc.	20,600	139,668
		1,710,917
Computers & Peripherals 0.7%
Dell, Inc.*	8,800	119,240
Lexmark International, Inc. "A"*	16,800	584,976
		704,216
Electronic Equipment, Instruments & Components 3.9%
Anixter International, Inc.	1,800	107,514
Arrow Electronics, Inc.*	21,600	739,800
Avnet, Inc.*	18,400	607,752
FLIR Systems, Inc.*	2,600	77,350
Ingram Micro, Inc. "A"*	24,900	475,341
Jabil Circuit, Inc.	12,800	257,152
Power-One, Inc.* (a)	11,500	117,300
Tech Data Corp.*	11,600	510,632
Tyco Electronics Ltd.	27,700	980,580
Vishay Intertechnology, Inc.* (a)	28,000	411,040
		4,284,461
Internet Software & Services 0.8%
AOL, Inc.*	15,000	355,650
IAC/InterActiveCorp.* (a)	17,700	507,990
		863,640
IT Services 5.4%
Automatic Data Processing, Inc.	13,000	601,640
Cognizant Technology Solutions Corp. "A"*	3,900	285,831
Computer Sciences Corp.	28,300	1,403,680
International Business Machines Corp.	20,400	2,993,904
Western Union Co. (a)	31,900	592,383
		5,877,438
Semiconductors & Semiconductor Equipment 3.4%
Altera Corp. (a)	10,500	373,590
Analog Devices, Inc.	8,800	331,496
Fairchild Semiconductor International, Inc.* (a)	8,500	132,685
Intel Corp.	94,500	1,987,335
Lam Research Corp.*	3,000	155,340
Marvell Technology Group Ltd.*	19,500	361,725
Maxim Integrated Products, Inc.	7,100	167,702
Micron Technology, Inc.* (a)	25,900	207,718
		3,717,591
Software 2.9%
Activision Blizzard, Inc.	32,400	403,056
Microsoft Corp.	97,900	2,733,368
		3,136,424
	Shares	Value ($)

Materials 5.3%
Chemicals 2.4%
Ashland, Inc.	6,700	340,762
Cytec Industries, Inc.	1,600	84,896
E.I. du Pont de Nemours & Co.	21,500	1,072,420
Lubrizol Corp.	8,800	940,544
Potash Corp. of Saskatchewan, Inc. (a)	1,000	154,830
		2,593,452
Metals & Mining 2.6%
Barrick Gold Corp.	7,400	393,532
Freeport-McMoRan Copper & Gold, Inc.	11,200	1,345,008
Newmont Mining Corp.	18,500	1,136,455
		2,874,995
Paper & Forest Products 0.3%
Domtar Corp.	2,200	167,024
MeadWestvaco Corp.	4,900	128,184
		295,208
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	16,700	490,646
Verizon Communications, Inc.	51,700	1,849,826
		2,340,472
Wireless Telecommunication Services 0.3%
Vodafone Group PLC (ADR)	14,300	377,949
Utilities 1.6%
Electric Utilities 0.8%
Duke Energy Corp.	34,700	618,007
Exelon Corp.	7,600	316,464
		934,471
Independent Power Producers & Energy Traders 0.6%
NRG Energy, Inc.* (a)	34,108	666,470
Multi-Utilities 0.2%
Ameren Corp.	6,800	191,692
Total Common Stocks (Cost $91,736,793)		107,368,303

Securities Lending Collateral 12.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $13,084,837)	13,084,837	13,084,837

Cash Equivalents 1.0%
Central Cash Management Fund, 0.19% (b) (Cost $1,081,171)	1,081,171	1,081,171

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $105,902,801)+	111.8	121,534,311
Other Assets and Liabilities, Net	(11.8)	(12,874,612)
Net Assets	100.0	108,659,699

* Non-income producing security.

+ The cost for federal income tax purposes was $106,855,572. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $14,678,739. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,161,936 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,483,197.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $12,717,748, which is 11.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2011	17	1,065,050	15,218

Currency Abbreviation
USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$107,368,303	$—	$—	$107,368,303
Short-Term Investments (d)	14,166,008	—	—	14,166,008
Derivatives (e)	15,218	—	—	15,218
Total	$121,549,529	$—	$—	$121,549,529

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $91,736,793) — including $12,717,748 of securities loaned	$107,368,303
Investment in Daily Assets Fund Institutional (cost $13,084,837)*	13,084,837
Investment in Central Cash Management Fund (cost $1,081,171)	1,081,171
Total investments, at value (cost $105,902,801)	121,534,311
Deposit with brokers for open futures contracts	128,868
Foreign currency, at value (cost $2,134)	2,233
Receivable for Fund shares sold	145,708
Receivable for variation margin on open futures contracts	15,218
Dividends receivable	76,948
Interest receivable	2,889
Other assets	587
Total assets	121,906,762
Liabilities
Payable upon return of securities loaned	13,084,837
Payable for Fund shares redeemed	35,395
Accrued management fee	46,929
Other accrued expenses and payables	79,902
Total liabilities	13,247,063
Net assets, at value	$108,659,699
Net Assets Consist of
Undistributed net investment income	1,146,935
Net unrealized appreciation (depreciation) on: Investments	15,631,510
Futures	15,218
Foreign currency	99
Accumulated net realized gain (loss)	(49,691,433)
Paid-in capital	141,557,370
Net assets, at value	$108,659,699
Class A Net Asset Value, offering and redemption price per share ($108,493,126 ÷ 10,190,728 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.65
Class B Net Asset Value, offering and redemption price per share ($166,573 ÷ 15,598 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.68

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $521)	$1,948,786
Interest	205
Income distributions — Central Cash Management Fund	1,546
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,190
Total income	2,024,727
Expenses: Management fee	580,643
Administration fee	105,571
Services to shareholders	2,584
Distribution service fee (Class B)	399
Custodian fee	19,378
Legal fees	10,001
Audit and tax fees	53,129
Trustees' fees and expenses	6,320
Reports to shareholders	12,605
Other	8,322
Total expenses	798,952
Net investment income (loss)	1,225,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,523,479
Futures	130,929
Foreign currency	(60)
11,654,348
Change in net unrealized appreciation (depreciation) on: Investments	520,926
Futures	7,705
Foreign currency	142
528,773
Net gain (loss)	12,183,121
Net increase (decrease) in net assets resulting from operations	$13,408,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$1,225,775	$1,559,434
Net realized gain (loss)	11,654,348	(19,218,958)
Change in net unrealized appreciation (depreciation)	528,773	46,824,414
Net increase (decrease) in net assets resulting from operations	13,408,896	29,164,890
Distributions to shareholders from: Net investment income: Class A	(1,575,913)	(2,044,479)
Class B	(1,920)	(2,260)
Total distributions	(1,577,833)	(2,046,739)
Fund share transactions: Class A Proceeds from shares sold	4,447,701	5,027,733
Reinvestment of distributions	1,575,913	2,044,479
Payments for shares redeemed	(20,221,768)	(29,505,512)
Net increase (decrease) in net assets from Class A share transactions	(14,198,154)	(22,433,300)
Class B Proceeds from shares sold	1,931	267
Reinvestment of distributions	1,920	2,260
Payments for shares redeemed	(19,529)	(12,442)
Net increase (decrease) in net assets from Class B share transactions	(15,678)	(9,915)
Increase (decrease) in net assets	(2,382,769)	4,674,936
Net assets at beginning of period	111,042,468	106,367,532
Net assets at end of period (including undistributed net investment income of $1,146,935 and $1,493,480, respectively)	$108,659,699	$111,042,468
Other Information
Class A Shares outstanding at beginning of period	11,688,302	14,644,836
Shares sold	457,619	630,574
Shares issued to shareholders in reinvestment of distributions	153,448	313,090
Shares redeemed	(2,108,641)	(3,900,198)
Net increase (decrease) in Class A shares	(1,497,574)	(2,956,534)
Shares outstanding at end of period	10,190,728	11,688,302
Class B Shares outstanding at beginning of period	17,241	18,379
Shares sold	199	34
Shares issued to shareholders in reinvestment of distributions	186	344
Shares redeemed	(2,028)	(1,516)
Net increase (decrease) in Class B shares	(1,643)	(1,138)
Shares outstanding at end of period	15,598	17,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.49	$7.25	$14.65		$16.17	$14.88
Income (loss) from investment operations: Net investment incomea	.11	.12	.12		.17	.17	c
Net realized and unrealized gain (loss)	1.19	2.27	(4.97)		.36	2.07
Total from investment operations	1.30	2.39	(4.85)		.53	2.24
Less distributions from: Net investment income	(.14)	(.15)	(.21)		(.18)	(.14)
Net realized gains	—	—	(2.34)		(1.87)	(.81)
Total distributions	(.14)	(.15)	(2.55)		(2.05)	(.95)
Net asset value, end of period	$10.65	$9.49	$7.25		$14.65	$16.17
Total Return (%)	13.77	33.97	(38.49	)b	3.50	15.65	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	111	106		242	314
Ratio of expenses before expense reductions (%)	.76	.75	.76		.71	.71
Ratio of expenses after expense reductions (%)	.76	.75	.76		.71	.71
Ratio of net investment income (%)	1.16	1.54	1.12		1.13	1.12	c
Portfolio turnover rate (%)	146	82	127		275	226
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.51	$7.26	$14.61		$16.12	$14.83
Income (loss) from investment operations: Net investment incomea	.09	.10	.04		.11	.11	c
Net realized and unrealized gain (loss)	1.19	2.27	(4.89)		.36	2.07
Total from investment operations	1.28	2.37	(4.85)		.47	2.18
Less distributions from: Net investment income	(.11)	(.12)	(.16)		(.11)	(.08)
Net realized gains	—	—	(2.34)		(1.87)	(.81)
Total distributions	(.11)	(.12)	(2.50)		(1.98)	(.89)
Net asset value, end of period	$10.68	$9.51	$7.26		$14.61	$16.12
Total Return (%)	13.55	33.46	(38.48	)b	3.15	15.19	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17	.16	.13		11	46
Ratio of expenses before expense reductions (%)	1.02	1.02	1.22		1.09	1.09
Ratio of expenses after expense reductions (%)	1.02	1.02	1.21		1.09	1.09
Ratio of net investment income (%)	.90	1.27	.67		.75	.74	c
Portfolio turnover rate (%)	146	82	127		275	226
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2010

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.59% for Class A shares, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Bond Index
Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,651	$9,256	$10,053	$12,897
	Average annual total return	6.51%	-2.54%	0.10%	2.58%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Core Fixed Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,011.60
Expenses Paid per $1,000*	$3.50
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,021.73
Expenses Paid per $1,000*	$3.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Core Fixed Income VIP	.69%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Core Fixed Income VIP

During the 12-month period ended December 31, 2010, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors outperformed as investors sought yield in an environment of low interest rates. Corporate bonds benefited as corporate profits and balance sheets displayed strength throughout the period, with below-investment-grade issues leading returns. Among other credit sectors, commercial mortgage-backed securities were standout performers, despite an ongoing soft leasing environment in many markets.2

During the 12-month period, the Fund provided a total return of 6.51% (Class A shares, unadjusted for contract charges), compared with the 6.54% return of its benchmark, the Barclays Capital US Aggregate Bond Index.

The Fund's performance versus the benchmark continued to be driven principally by exposure to more credit-sensitive fixed-income sectors. Our overweighting of investment-grade corporate bonds was the leading contributor to returns, while a modest position in high-yield corporates added to performance as well.3 On the downside, our underweighting early in the period of commercial mortgage-backed securities constrained returns. The Fund's positioning with respect to overall duration and interest rate exposure was essentially a neutral factor for performance. We are maintaining a somewhat conservative stance with respect to overall interest rate exposure as we monitor the impact of Fed bond purchases on inflation expectations and rates. In addition, we are closely watching economic data, which increasingly appear to indicate that the recovery is taking hold, a trend that would bode well for continued outperformance by credit-oriented sectors. Corporate balance sheets on the whole are in excellent condition and we are maintaining our overweighting of investment-grade corporate bonds. Our small high-yield position is being maintained as well, although we will not hesitate to move out of this sector if tighter spreads versus investment-grade issues change our risk/reward analysis.4

Kenneth R. Bowling, CFA

John Brennan

Jamie Guenther, CFA

Bruce Harley, CFA, CEBS

J. Kevin Horsley, CFA, CPA

J. Richard Robben, CFA

David Vignolo, CFA

Stephen Willer, CFA

Portfolio Managers

Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Core Fixed Income VIP
Asset Allocation (As a % of Net Assets)	12/31/10	12/31/09

Mortgage-Backed Securities Pass-Throughs	30%	39%
Government & Agency Obligations	27%	19%
Corporate Bonds	23%	22%
Commercial Mortgage-Backed Securities	7%	4%
Municipal Bonds and Notes	7%	6%
Cash Equivalents and Other Assets and Liabilities, net	3%	5%
Collateralized Mortgage Obligations	2%	4%
Asset-Backed	1%	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

US Government and Agencies	59%	50%
AAA	3%	23%
AA	7%	5%
A	13%	10%
BBB	15%	11%
BB	2%	—
Not Rated	1%	1%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.0 years	6.8 years
Effective Duration	5.0 years	4.5 years

Asset allocation and Interest Rate Sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 66.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Core Fixed Income VIP
	Principal Amount ($)	Value ($)

Corporate Bonds 29.4%
Consumer Discretionary 4.0%
AMC Entertainment, Inc., 8.75%, 6/1/2019	143,000	152,652
CBS Corp., 5.9%, 10/15/2040	380,000	366,045
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	180,000	244,106
DIRECTV Holdings LLC:
3.125%, 2/15/2016	200,000	197,333
6.35%, 3/15/2040	312,000	328,215
Home Depot, Inc.:
5.4%, 9/15/2040	175,000	169,946
5.875%, 12/16/2036	75,000	78,011
Lowe's Companies, Inc., 3.75%, 4/15/2021	300,000	290,043
MGM Resorts International, 144A, 9.0%, 3/15/2020	500,000	550,000
NBC Universal, Inc., 144A, 5.95%, 4/1/2041	172,000	171,982
Time Warner, Inc.:
6.2%, 3/15/2040	250,000	265,763
7.625%, 4/15/2031	250,000	303,921
Yum! Brands, Inc.:
3.875%, 11/1/2020	300,000	286,586
5.3%, 9/15/2019	100,000	105,917
		3,510,520
Consumer Staples 3.0%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	400,000	497,739
CVS Caremark Corp., 6.125%, 9/15/2039	825,000	881,478
Kellogg Co., 4.0%, 12/15/2020	200,000	197,251
Kraft Foods, Inc., 5.375%, 2/10/2020	825,000	887,922
Kroger Co., 5.4%, 7/15/2040	150,000	142,172
		2,606,562
Energy 4.2%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	530,000	684,930
Enterprise Products Operating LLC, 4.6%, 8/1/2012	500,000	524,768
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	300,000	309,910
ONEOK Partners LP, 6.15%, 10/1/2016	321,000	360,760
Plains All American Pipeline LP, 8.75%, 5/1/2019	750,000	930,746
Weatherford International Ltd., 5.125%, 9/15/2020	550,000	547,268
Williams Partners LP, 4.125%, 11/15/2020	360,000	340,988
		3,699,370
Financials 11.5%
American Express Co., 7.0%, 3/19/2018	700,000	815,341
Bank of America Corp.:
5.625%, 7/1/2020	410,000	417,992
5.65%, 5/1/2018	865,000	883,833
6.5%, 8/1/2016	80,000	86,807
Citigroup, Inc., 5.375%, 8/9/2020	800,000	831,206
	Principal Amount ($)	Value ($)

Fifth Third Bancorp., 5.45%, 1/15/2017	390,000	398,644
Ford Motor Credit Co., LLC, 8.0%, 6/1/2014	1,000,000	1,101,707
General Electric Capital Corp., Series A, 5.625%, 5/1/2018	600,000	654,308
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	270,000	254,727
JPMorgan Chase & Co., 5.125%, 9/15/2014	1,000,000	1,064,071
KeyBank NA, 5.7%, 11/1/2017	300,000	305,505
Lincoln National Corp., 8.75%, 7/1/2019	350,000	437,797
MetLife, Inc., 7.717%, 2/15/2019	395,000	484,954
Morgan Stanley, Series F, 6.0%, 4/28/2015	490,000	530,671
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	200,000	275,885
PNC Funding Corp., 5.25%, 11/15/2015	450,000	481,587
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	130,000	139,642
6.2%, 1/15/2015	90,000	99,253
7.375%, 6/15/2019	50,000	58,952
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	550,000	594,365
Travelers Companies, Inc., 5.35%, 11/1/2040	185,000	182,273
		10,099,520
Health Care 1.9%
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	229,182
7.25%, 6/15/2019	405,000	479,367
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020	275,000	272,520
Medco Health Solutions, Inc.:
4.125%, 9/15/2020	125,000	120,866
7.125%, 3/15/2018	500,000	586,748
		1,688,683
Industrials 0.8%
CSX Corp.:
6.15%, 5/1/2037	250,000	268,791
6.25%, 3/15/2018	380,000	435,921
		704,712
Materials 1.5%
ArcelorMittal, 6.125%, 6/1/2018	500,000	532,744
Corporacion Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020	550,000	521,144
Dow Chemical Co., 4.25%, 11/15/2020	285,000	273,001
		1,326,889
Telecommunication Services 1.6%
American Tower Corp.:
5.05%, 9/1/2020	550,000	540,889
7.25%, 5/15/2019	250,000	282,508
Frontier Communications Corp., 7.875%, 4/15/2015	500,000	546,250
		1,369,647
	Principal Amount ($)	Value ($)

Utilities 0.9%
DTE Energy Co., 7.625%, 5/15/2014	148,000	170,588
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	292,000	283,007
Sempra Energy, 6.5%, 6/1/2016	290,000	336,664
		790,259
Total Corporate Bonds (Cost $24,622,597)		25,796,162

Mortgage-Backed Securities Pass-Throughs 38.0%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	1,276,547	1,269,616
6.0%, with various maturities from 12/1/2034 until 3/1/2038	788,217	857,877
Federal National Mortgage Association:
3.274%*, 8/1/2037	201,551	211,112
3.5%, 7/1/2025 (a)	4,675,000	4,708,602
4.0%, with various maturities from 9/1/2039 until 9/1/2040 (a)	5,361,893	5,336,903
4.5%, 10/1/2033	412,900	426,755
5.0%, 8/1/2040	295,592	310,648
5.152%*, 9/1/2038	161,891	171,859
5.5%, with various maturities from 12/1/2032 until 9/1/2036 (a)	10,439,727	11,183,444
6.0%, with various maturities from 4/1/2024 until 8/1/2035 (a)	4,208,503	4,586,910
6.5%, with various maturities from 3/1/2017 until 4/1/2037	1,050,961	1,169,493
8.0%, 9/1/2015	12,340	13,379
Government National Mortgage Association:
4.5%, 6/1/2039 (a)	1,000,000	1,038,359
5.0%, 4/1/2038 (a)	1,000,000	1,063,203
5.5%, 3/1/2036 (a)	1,000,000	1,080,703
Total Mortgage-Backed Securities Pass-Throughs (Cost $33,044,315)		33,428,863

Asset-Backed 1.4%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.36%*, 5/16/2016 (Cost $1,215,844)	1,200,000	1,214,872

Commercial Mortgage-Backed Securities 9.2%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	325,000	336,967
"A4", Series 2007-4, 5.742%*, 2/10/2051	750,000	798,887
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050	1,923,000	2,003,645
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.347%*, 1/15/2046	250,000	268,300
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%*, 7/10/2038	525,000	572,774
	Principal Amount ($)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP7, 5.872%*, 4/15/2045	600,000	656,165
"A4", Series 2007-LD12, 5.882%, 2/15/2051	925,000	979,348
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038	400,000	422,904
"A4", Series 2007-C6, 5.858%, 7/15/2040	1,000,000	1,050,670
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%*, 6/12/2050	900,000	967,442
Total Commercial Mortgage-Backed Securities (Cost $7,455,238)		8,057,102

Collateralized Mortgage Obligations 2.4%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%*, 2/25/2048	702,680	703,783
Federal National Mortgage Association, "QD", Series 2005-29, 5.0%, 8/25/2033	435,000	465,656
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	319,006	327,165
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.716%*, 10/7/2020	582,325	581,598
Total Collateralized Mortgage Obligations (Cost $2,041,517)		2,078,202

Government & Agency Obligations 33.8%
Sovereign Bonds 0.6%
Republic of Poland, 6.375%, 7/15/2019	500,000	560,105
US Treasury Obligations 33.2%
US Treasury Bill, 0.185%**, 3/17/2011 (b)	320,000	319,929
US Treasury Bonds:
4.75%, 2/15/2037	2,000,000	2,149,376
5.375%, 2/15/2031 (c)	2,500,000	2,918,360
US Treasury Notes:
1.75%, 1/31/2014 (c)	18,700,000	19,091,540
3.625%, 2/15/2020	4,500,000	4,670,154
		29,149,359
Total Government & Agency Obligations (Cost $29,710,921)		29,709,464

Municipal Bonds and Notes 8.1%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045	180,000	167,951
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (d)	265,000	244,004
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033, INS: AGMC	420,000	401,898
	Principal Amount ($)	Value ($)

Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	575,000	569,330
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	775,000	757,454
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043	200,000	201,372
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	825,000	876,628
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC (d)	620,000	630,187
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	250,000	266,540
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC	585,000	667,403
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036, INS: AGC	395,000	428,220
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022, INS: AGMC	865,000	857,751
	Principal Amount ($)	Value ($)

Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014, INS: NATL	385,000	431,781
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014	570,000	633,864
Total Municipal Bonds and Notes (Cost $7,054,531)		7,134,383

	Shares	Value ($)

Securities Lending Collateral 21.0%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $18,449,851)	18,449,851	18,449,851

Cash Equivalents 3.2%
Central Cash Management Fund, 0.19% (e) (Cost $2,798,238)	2,798,238	2,798,238

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $126,393,052)+	146.5	128,667,137
Other Assets and Liabilities, Net	(46.5)	(40,818,885)
Net Assets	100.0	87,848,252

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $126,399,437. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $2,267,700. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,032,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $764,857.

(a) Delayed delivery security included.

(b) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for futures closed December 31, 2010.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $17,977,097, which is 20.5% of net assets.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

FDIC: Federal Deposit Insurance Corp.

INS: Insured

NATL: National Public Finance Guarantee Corp.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2010, open futures contracts sold were as follows:
Securities	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	USD	3/22/2011	114	13,729,875	434,891
30 Year US Treasury Bond	USD	3/22/2011	40	4,885,000	182,500
Total unrealized appreciation					$617,391

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income (g)
Corporate Bonds	$—	$25,796,162	$—	$25,796,162
Mortgage-Backed Securities Pass-Throughs	—	33,428,863	—	33,428,863
Asset-Backed	—	1,214,872	—	1,214,872
Commercial Mortgage-Backed Securities	—	8,057,102	—	8,057,102
Collateralized Mortgage Obligations	—	2,078,202	—	2,078,202
Government & Agency Obligations	—	29,389,535	—	29,389,535
Municipal Bonds and Notes	—	7,134,383	—	7,134,383
Short-Term Investments (g)	21,248,089	319,929	—	21,568,018
Derivatives (h)	617,391	—	—	617,391
Total	$21,865,480	$107,419,048	$—	$129,284,528

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $105,144,963) — including $17,977,097 of securities loaned	$107,419,048
Investment in Daily Assets Fund Institutional (cost $18,449,851)*	18,449,851
Investment in Central Cash Management Fund (cost $2,798,238)	2,798,238
Total investments, at value (cost $126,393,052)	128,667,137
Cash	25,746
Receivable for Fund shares sold	16,068
Interest receivable	890,390
Other assets	608
Total assets	129,599,949
Liabilities
Payable upon return of securities loaned	18,449,851
Payable for investments purchased — delayed delivery securities	23,054,042
Payable for daily variation margin on open futures contracts	96,654
Payable for Fund shares redeemed	37,396
Accrued management fee	41,520
Other accrued expenses and payables	72,234
Total liabilities	41,751,697
Net assets, at value	$87,848,252
Net Assets Consist of
Undistributed net investment income	2,279,173
Net unrealized appreciation (depreciation) on: Investments	2,274,085
Futures	617,391
Accumulated net realized gain (loss)	(54,331,570)
Paid-in capital	137,009,173
Net assets, at value	$87,848,252
Class A Net Asset Value, offering and redemption price per share ($87,848,252 ÷ 10,037,687 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$8.75

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest	$3,181,169
Income distributions — Central Cash Management Fund	36,587
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,363
Total income	3,224,119
Expenses: Management fee	482,684
Administration fee	96,537
Services to shareholders	2,357
Distribution service fee (Class B)	14
Record keeping fees (Class B)	799
Custodian fee	11,701
Legal fees	9,744
Audit and tax fees	48,504
Trustees' fees and expenses	5,860
Reports to shareholders	23,774
Other	14,233
Total expenses before expense reductions	696,207
Expense reductions	(809)
Total expenses after expense reductions	695,398
Net investment income (loss)	2,528,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,576,974
Futures	(504,977)
4,071,997
Change in net unrealized appreciation (depreciation) on: Investments	(992,270)
Futures	534,420
(457,850)
Net gain (loss)	3,614,147
Net increase (decrease) in net assets resulting from operations	$6,142,868

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$2,528,721	$5,563,396
Net realized gain (loss)	4,071,997	(34,052,154)
Change in net unrealized appreciation (depreciation)	(457,850)	38,146,016
Net increase (decrease) in net assets resulting from operations	6,142,868	9,657,258
Distributions to shareholders from: Net investment income: Class A	(5,749,285)	(8,879,629)
Class B	—	(2,500,347)
Total distributions	(5,749,285)	(11,379,976)
Fund share transactions: Class A Proceeds from shares sold	26,314,018	10,272,493
Shares converted*	53,582	—
Reinvestment of distributions	5,749,285	8,879,629
Payments for shares redeemed	(38,312,024)	(33,814,458)
Net increase (decrease) in net assets from Class A share transactions	(6,195,139)	(14,662,336)
Class B Proceeds from shares sold	785	2,365,047
Shares converted*	(53,582)	—
Reinvestment of distributions	—	2,500,347
Payments for shares redeemed	(78)	(36,868,329)
Net increase (decrease) in net assets from Class B share transactions	(52,875)	(32,002,935)
Increase (decrease) in net assets	(5,854,431)	(48,387,989)
Net assets at beginning of period	93,702,683	142,090,672
Net assets at end of period (including undistributed net investment income of $2,279,173 and $5,499,737, respectively)	$87,848,252	$93,702,683
Other Information
Class A Shares outstanding at beginning of period	10,676,602	12,351,718
Shares sold	3,026,894	1,188,797
Shares converted*	5,994	—
Shares issued to shareholders in reinvestment of distributions	681,204	1,088,190
Shares redeemed	(4,353,007)	(3,952,103)
Net increase (decrease) in Class A shares	(638,915)	(1,675,116)
Shares outstanding at end of period	10,037,687	10,676,602
Class B Shares outstanding at beginning of period	5,948	3,628,194
Shares sold	89	275,459
Shares converted*	(6,028)	—
Shares issued to shareholders in reinvestment of distributions	(9)	305,666
Shares redeemed	—	(4,203,371)
Net increase (decrease) in Class B shares	(5,948)	(3,622,246)
Shares outstanding at end of period	—	5,948

* On February 5, 2010, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009		2008		2007	2006
Selected Per Share Date
Net asset value, beginning of period	$8.77	$8.90		$11.82		$11.86	$11.81
Income (loss) from investment operations: Net investment incomea	.23	.39		.57		.56	.53
Net realized and unrealized gain (loss)	.32	.24		(2.72)		(.08)	(.05)
Total from investment operations	.55	.63		(2.15)		.48	.48
Less distributions from: Net investment income	(.57)	(.76)		(.77)		(.52)	(.43)
Net realized gains	—	—		—		—	(.00 )*
Total distributions	(.57)	(.76)		(.77)		(.52)	(.43)
Net asset value, end of period	$8.75	$8.77		$8.90		$11.82	$11.86
Total Return (%)	6.51	7.72	c	(19.33	)b	4.17	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	94		110		186	277
Ratio of expenses before expense reductions (%)	.72	.59		.70		.66	.68
Ratio of expenses after expense reductions (%)	.72	.59		.70		.66	.68
Ratio of net investment income (%)	2.62	4.50		5.36		4.78	4.56
Portfolio turnover rate (%)	356	222		215		209	198
a Based on average shares outstanding during the period.
b Total returns would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.
* Amount is less than $.005.

Performance Summary December 31, 2010

DWS Diversified International Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.96% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Fund returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index
The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Diversified International Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,093	$7,346	$10,765	$12,373
	Average annual total return	10.93%	-9.77%	1.48%	2.15%
MSCI EAFE Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Diversified International Equity VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,245.00
Expenses Paid per $1,000*	$5.21
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,020.57
Expenses Paid per $1,000*	$4.69

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	.92%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Diversified International Equity VIP

International equities withstood both the European debt crisis and the sluggish growth in Japan to finish 2010 with a gain of 7.75%, as measured by the MSCI EAFE Index. The Class A shares of the Fund returned 10.93% (unadjusted for contract charges), comfortably outpacing the benchmark.

In managing the Fund, we use a top-down approach based on the principle that country and sector, rather than stock selection, are the primary drivers of return. We divide the universe of international stocks into "risk units" according to sector and country: "UK Financials," for example. We assign these units weights to maximize diversification potential, and we rebalance the portfolio on a quarterly basis to maintain diversification.

The Fund's underweight in the financial sector made a substantial contribution to its return.1 Our overall weighting in financials was less than 40% of the benchmark weight, which added substantial value at a time in which financials were one of the worst-performing sectors in the index. The primary reason for the sector's shortfall was the concern about European banks' exposure to the poor-performing debt of the region's smaller economies. Accordingly, our underweights in the financial sectors of Spain, France and Italy boosted our return.

Our position in the emerging markets also made a positive contribution to the Fund's return. The Fund is invested in two exchanged-traded funds, or ETFs — Vanguard Emerging Markets and iShares MSCI Emerging Markets Index — that together provide the Fund with diversified emerging-markets exposure.2 The MCSI Emerging Markets Index returned 18.88% during 2010, well ahead of the MSCI EAFE Index.

The Fund's largest detractors were generally its underweights in the most economically sensitive sectors of the market, such as the materials, industrials and consumer discretionary sectors. Among risk units, the largest negative contributions came from our underweights in UK materials, Japan industrials and Australia materials.

We believe our proprietary investment process makes this a unique product within the universe of international investments. For investors looking for a way to diversify their domestic portfolios, DWS Diversified International Equity VIP offers a compelling combination of extensive diversification, low turnover and an approach that looks beyond market capitalization to structure a more optimized portfolio.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Vanguard Emerging Markets invests in stocks of companies located in emerging markets around the world, such as Brazil, Russia, China, Korea and Taiwan. The fund seeks to closely track the return of the MSCI Emerging Markets Index over the long term.

The iShares MSCI Emerging Markets Index seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in emerging markets, as represented by the MSCI Emerging Markets Index.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Diversified International Equity VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	87%	87%
Exchange-Traded Funds	9%	9%
Cash Equivalents*	3%	3%
Preferred Stocks	1%	1%
Government & Agency Obligations	—	0%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks and Rights)	12/31/10	12/31/09

Telecommunication Services	16%	15%
Consumer Staples	12%	14%
Materials	11%	9%
Industrials	11%	9%
Financials	10%	10%
Health Care	9%	13%
Energy	9%	6%
Utilities	8%	9%
Consumer Discretionary	8%	9%
Information Technology	6%	6%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Continental Europe	49%	53%
Japan	21%	16%
Emerging Markets	10%	9%
United Kingdom	7%	7%
Canada	5%	5%
Australia	4%	6%
Asia (excluding Japan)	4%	4%
Other	—	0%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Fund's investment portfolio, see page 81.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Diversified International Equity VIP
	Shares	Value ($)

Common Stocks 86.4%
Australia 4.3%
Asciano Ltd.*	17,279	28,188
Australia & New Zealand Banking Group Ltd.	2,823	67,420
BHP Billiton Ltd.	9,579	443,332
Brambles Ltd.	13,105	95,435
Coca-Cola Amatil Ltd.	3,584	39,810
Cochlear Ltd.	862	70,894
Commonwealth Bank of Australia	1,574	81,734
Crown Ltd.	9,187	77,521
CSL Ltd.	8,694	322,699
Fairfax Media Ltd.	54,011	77,339
Foster's Group Ltd.	10,776	62,603
Leighton Holdings Ltd.	1,643	51,725
National Australia Bank Ltd.	2,600	63,025
Newcrest Mining Ltd.	1,579	65,311
Origin Energy Ltd.	8,027	136,779
Paladin Energy Ltd.*	7,326	36,941
Qantas Airways Ltd.*	18,444	47,916
QBE Insurance Group Ltd.	2,063	38,297
Rio Tinto Ltd.	900	78,677
Santos Ltd.	9,683	130,235
Sonic Healthcare Ltd.	5,537	65,694
TABCORP Holdings Ltd.	15,130	110,027
Tatts Group Ltd.	24,689	65,150
Telstra Corp., Ltd.	144,475	412,276
Toll Holdings Ltd.	7,945	46,563
Transurban Group (Units)	14,907	78,064
Wesfarmers Ltd.	5,593	183,057
Westfield Group (REIT) (Units)	3,912	38,331
Westfield Retail Trust (REIT)*	3,912	10,283
Westpac Banking Corp.	2,569	58,358
Woodside Petroleum Ltd.	5,329	231,973
Woolworths Ltd.	6,442	177,702
WorleyParsons Ltd.	2,509	68,620
(Cost $2,231,498)		3,561,979
Austria 0.5%
Erste Group Bank AG	3,997	187,838
Immofinanz AG*	21,500	91,676
Raiffeisen Bank International AG	1,267	69,401
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	68,751
(Cost $249,456)		417,666
Belgium 1.3%
Ageas	27,095	61,914
Anheuser-Busch InBev NV	6,331	362,093
Compagnie Nationale a Portefeuille	907	44,360
Delhaize Group	1,198	88,481
Dexia SA*	9,616	33,409
Groupe Bruxelles Lambert SA	588	49,447
KBC Groep NV*	1,952	66,516
Solvay SA	1,904	202,909
Umicore	3,759	195,501
(Cost $778,860)		1,104,630
Bermuda 0.2%
Seadrill Ltd. (Cost $63,651)	4,800	162,369
	Shares	Value ($)

Canada 4.9%
Agnico-Eagle Mines Ltd.	700	53,927
Bank of Montreal	700	40,467
Bank of Nova Scotia	1,100	63,170
Barrick Gold Corp.	2,600	138,904
BCE, Inc.	4,300	152,833
Bombardier, Inc. "B"	8,400	42,325
Canadian Imperial Bank of Commerce	400	31,512
Canadian National Railway Co.	3,100	206,864
Canadian Natural Resources Ltd.	2,800	124,892
Canadian Pacific Railway Ltd.	1,200	77,989
Canadian Tire Corp., Ltd. "A"	1,000	68,581
Canadian Utilities Ltd. "A"	2,800	153,193
CGI Group, Inc. "A"*	4,600	79,574
EnCana Corp.	1,500	43,885
Fortis, Inc.	5,800	198,214
George Weston Ltd.	800	67,746
Gildan Activewear, Inc.*	900	25,661
Goldcorp, Inc.	1,800	83,057
Imperial Oil Ltd.	2,100	85,707
Kinross Gold Corp.	2,300	43,742
Loblaw Companies Ltd.	2,100	85,263
Magna International, Inc. "A"	1,906	99,508
Manulife Financial Corp.	2,800	48,295
Metro, Inc. "A"	1,700	77,280
Open Text Corp.*	700	32,195
Potash Corp. of Saskatchewan, Inc.	700	108,748
Research In Motion Ltd.*	7,100	414,661
Rogers Communications, Inc. "B" (a)	5,000	173,992
Royal Bank of Canada	1,400	73,668
Saputo, Inc.	2,200	87,575
Shaw Communications, Inc. "B"	3,800	81,595
Shoppers Drug Mart Corp.	2,900	115,294
SNC-Lavalin Group, Inc.	1,200	72,135
Suncor Energy, Inc.	3,520	135,518
Teck Resources Ltd. "B"	1,500	93,216
Telus Corp.	1,700	73,946
Thomson Reuters Corp. (b)	3,000	112,360
Thomson Reuters Corp. (b)	1,158	43,159
Tim Hortons, Inc.	2,400	99,205
Toronto-Dominion Bank	1,000	74,676
TransAlta Corp.	8,100	172,297
Viterra, Inc.*	4,900	45,733
(Cost $2,788,578)		4,102,562
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd. (Cost $60,706)	11,062	38,138
Denmark 2.2%
A P Moller-Maersk AS "A"	10	88,121
A P Moller-Maersk AS "B"	25	226,448
Carlsberg AS "B"	5,037	504,084
Coloplast AS "B"	299	40,638
Danske Bank AS*	12,075	309,525
DSV AS	3,456	76,339
Novo Nordisk AS "B"	3,809	428,722
Tryg AS	621	28,673
Vestas Wind Systems AS*	3,931	124,142
	Shares	Value ($)

William Demant Holding AS*	427	31,543
(Cost $1,278,483)		1,858,235
Finland 3.1%
Fortum Oyj	22,604	685,753
Kone Oyj "B"	3,962	220,119
Metso Corp.	3,040	169,715
Nokia Oyj	37,878	392,071
Outokumpu Oyj	4,027	74,775
Pohjola Bank PLC	5,199	62,309
Rautaruukki Oyj	2,774	64,975
Sampo Oyj "A"	9,439	253,037
Stora Enso Oyj "R"	19,919	204,757
UPM-Kymmene Oyj	16,621	293,846
Wartsila Corp.	1,893	144,496
(Cost $1,735,409)		2,565,853
France 7.2%
Air Liquide SA	2,497	315,789
Alcatel-Lucent*	27,533	80,207
Atos Origin SA*	697	37,107
AXA SA	3,081	51,258
BNP Paribas	1,550	98,613
Bouygues SA	1,062	45,775
Cap Gemini	1,723	80,425
Carrefour SA	6,517	268,662
Casino Guichard-Perrachon SA	996	97,093
Compagnie de Saint-Gobain	1,739	89,467
Compagnie Generale de Geophysique-Veritas*	1,118	34,026
Credit Agricole SA	3,149	39,993
DANONE SA	6,358	399,491
Dassault Systemes SA	1,112	83,838
Electricite de France	964	39,541
Essilor International SA	3,351	215,725
France Telecom SA	50,588	1,054,234
GDF Suez	6,014	215,780
Iliad SA	426	46,338
L'Oreal SA	2,731	303,195
Lafarge SA	1,526	95,679
LVMH Moet Hennessy Louis Vuitton SA	420	69,089
Pernod Ricard SA	2,240	210,610
Sanofi-Aventis	13,946	891,735
Schneider Electric SA	627	93,840
Societe Generale	1,401	75,298
Suez Environnement Co.	1,869	38,587
Technip SA	213	19,668
Total SA	10,370	549,447
Unibail-Rodamco SE (REIT)	265	52,410
Vallourec SA	689	72,368
Veolia Environnement	2,122	62,015
Vinci SA	1,171	63,656
Vivendi	3,089	83,382
(Cost $5,022,648)		5,974,341
Germany 4.9%
Allianz SE (Registered)	1,458	173,254
BASF SE	2,590	206,619
Bayer AG	2,784	205,730
Bayerische Motoren Werke (BMW) AG	649	51,004
Beiersdorf AG	3,770	209,184
Daimler AG (Registered)*	1,906	129,162
Deutsche Boerse AG	688	47,619
	Shares	Value ($)

Deutsche Post AG (Registered)	3,555	60,295
Deutsche Telekom AG (Registered)	81,553	1,053,208
E.ON AG	6,205	190,309
HeidelbergCement AG	833	52,233
Henkel AG & Co. KGaA	4,251	219,399
Infineon Technologies AG*	8,199	76,227
K+S AG	629	47,406
Linde AG	769	116,725
MAN SE	245	29,130
Merck KGaA	430	34,415
Metro AG	4,361	313,982
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	598	90,704
RWE AG	1,021	68,116
SAP AG	5,623	286,324
Siemens AG (Registered)	2,260	279,799
Suedzucker AG	3,769	100,244
ThyssenKrupp AG	1,086	44,993
(Cost $2,921,913)		4,086,081
Greece 0.3%
Alpha Bank AE*	9,054	45,976
EFG Eurobank Ergasias*	4,435	22,224
National Bank of Greece SA*	18,976	153,414
Piraeus Bank SA*	7,558	36,864
(Cost $428,467)		258,478
Hong Kong 2.2%
Cheung Kong (Holdings) Ltd.	5,000	77,064
Cheung Kong Infrastructure Holdings Ltd.	7,000	32,060
CLP Holdings Ltd.	19,500	158,804
Esprit Holdings Ltd.	18,495	87,802
Genting Singapore PLC*	116,000	197,951
Hang Seng Bank Ltd.	2,200	36,116
Hong Kong & China Gas Co., Ltd.	51,500	122,310
Hong Kong Exchanges & Clearing Ltd.	3,500	79,386
HongKong Electric Holdings Ltd.	17,500	110,320
Hutchison Whampoa Ltd.	26,000	268,269
Li & Fung Ltd.	26,000	152,030
MTR Corp., Ltd.	28,500	103,766
Noble Group Ltd.	29,363	49,649
NWS Holdings Ltd.	30,000	45,466
Shangri-La Asia Ltd.	24,000	65,150
SJM Holdings Ltd.	16,000	25,401
Sun Hung Kai Properties Ltd.	5,000	82,724
Swire Pacific Ltd. "A"	3,500	57,547
Yue Yuen Industrial (Holdings) Ltd.	14,500	52,047
(Cost $1,126,048)		1,803,862
Ireland 0.7%
CRH PLC (b)	20,956	434,054
CRH PLC (b)	1,456	30,449
Experian PLC	6,430	80,000
(Cost $437,178)		544,503
Italy 3.7%
A2A SpA	20,926	28,791
Assicurazioni Generali SpA	3,242	61,622
Atlantia SpA	5,502	112,337
Enel SpA	46,072	230,142
Eni SpA	20,641	451,027
Fiat SpA	12,889	265,393
Finmeccanica SpA	12,332	140,217
Intesa Sanpaolo	25,029	67,876
	Shares	Value ($)

Luxottica Group SpA	2,649	80,626
Mediaset SpA	10,870	65,803
Prysmian SpA	6,182	105,278
Saipem SpA	2,103	103,613
Snam Rete Gas SpA	9,753	48,499
Telecom Italia SpA	552,428	714,199
Telecom Italia SpA (RSP)	372,172	404,058
Terna — Rete Elettrica Nationale SpA	14,939	63,103
UBI Banca — Unione di Banche Italiane ScpA	3,919	34,330
UniCredit SpA	41,574	85,980
(Cost $2,699,436)		3,062,894
Japan 20.1%
AEON Co., Ltd.	11,300	141,313
Ajinomoto Co., Inc.	11,000	114,568
Alfresa Holdings Corp.	1,000	44,374
Asahi Breweries Ltd.	7,000	135,513
Asahi Glass Co., Ltd.	8,000	93,400
Asahi Kasei Corp.	14,000	91,320
Astellas Pharma, Inc.	5,900	224,755
Canon, Inc.	6,200	317,841
Central Japan Railway Co.	5	41,861
Chubu Electric Power Co., Inc.	8,600	211,388
Chugai Pharmaceutical Co., Ltd.	3,700	67,859
Chugoku Electric Power Co., Inc.	3,500	71,127
Cosmo Oil Co., Ltd.	43,000	140,754
Dai-ichi Life Insurance Co., Ltd.	47	76,280
Daiichi Sankyo Co., Ltd.	9,500	207,835
Daikin Industries Ltd.	1,100	38,978
Daiwa House Industry Co., Ltd.	3,000	36,766
Daiwa Securities Group, Inc.	10,000	51,423
Denso Corp.	1,100	37,930
East Japan Railway Co.	926	60,196
Eisai Co., Ltd. (a)	3,700	133,913
Electric Power Development Co., Ltd.	2,600	81,558
FamilyMart Co., Ltd.	1,400	52,743
FANUC Corp.	900	138,066
FUJIFILM Holdings Corp.	2,300	83,088
Fujitsu Ltd.	13,000	90,394
Hisamitsu Pharmaceutical Co., Inc.	900	37,898
Hitachi Ltd.	18,000	96,042
Hokkaido Electric Power Co., Inc.	2,400	49,068
Hokuriku Electric Power Co.	2,800	68,793
Honda Motor Co., Ltd.	2,900	114,619
HOYA	2,100	50,957
Idemitsu Kosan Co., Ltd.	1,500	159,151
INPEX Corp.	102	596,635
ITOCHU Corp.	6,000	60,680
Japan Petroleum Exploration Co., Ltd.	2,300	87,453
Japan Prime Realty Investment Corp. (REIT)	10	30,790
Japan Retail Fund Investment Corp. (REIT)	20	38,352
Japan Tobacco, Inc.	73	269,810
JFE Holdings, Inc.	5,300	184,414
JX Holdings, Inc.	106,320	720,011
Kansai Electric Power Co., Inc.	9,900	244,348
Kao Corp.	7,800	210,059
KDDI Corp.	69	398,341
Keyence Corp.	200	57,822
Kikkoman Corp.	4,000	44,753
	Shares	Value ($)

Kirin Holdings Co., Ltd.	14,000	196,265
Kobe Steel Ltd.	33,000	83,641
Komatsu Ltd.	4,200	126,962
Kubota Corp.	10,000	94,620
Kuraray Co., Ltd.	6,000	85,941
Kyocera Corp.	800	81,591
Kyowa Hakko Kirin Co., Ltd.	5,000	51,447
Kyushu Electric Power Co., Inc.	4,800	107,579
Lawson, Inc.	900	44,503
MEIJI Holdings Co., Ltd.	1,200	54,215
Miraca Holdings, Inc.	1,000	40,261
Mitsubishi Chemical Holdings Corp.	12,000	81,380
Mitsubishi Corp.	6,300	170,369
Mitsubishi Electric Corp.	11,000	115,331
Mitsubishi Estate Co., Ltd.	5,000	92,668
Mitsubishi Heavy Industries Ltd.	18,000	67,574
Mitsubishi Materials Corp.*	29,000	92,404
Mitsubishi Tanabe Pharma Corp.	3,000	50,656
Mitsubishi UFJ Financial Group, Inc.	51,400	277,722
Mitsui & Co., Ltd.	5,000	82,495
Mitsui Fudosan Co., Ltd.	3,000	59,759
Mitsui O.S.K Lines Ltd.	7,000	47,717
Mizuho Financial Group, Inc.	88,000	165,702
MS&AD Insurance Group Holdings, Inc.	2,400	60,114
Murata Manufacturing Co., Ltd.	1,300	91,029
NEC Corp.	26,000	78,070
Nidec Corp.	500	50,417
Nintendo Co., Ltd.	500	146,692
Nippon Steel Corp.	58,000	208,407
Nippon Telegraph & Telephone Corp.	12,109	553,990
Nishi-Nippon City Bank Ltd.	13,000	39,521
Nissan Motor Co., Ltd.	6,000	57,065
Nisshin Seifun Group, Inc.	4,000	50,755
Nissin Foods Holdings Co., Ltd.	1,100	39,414
Nitto Denko Corp.	1,900	89,405
NKSJ Holdings, Inc.*	12,000	88,289
Nomura Holdings, Inc.	12,000	76,048
Nomura Real Estate Office Fund, Inc. (REIT)	7	50,506
NTT DoCoMo, Inc.	354	618,098
OJI Paper Co., Ltd.	11,000	53,224
Olympus Corp.	3,500	105,835
Ono Pharmaceutical Co., Ltd.	1,500	70,003
Oriental Land Co., Ltd.	700	64,821
ORIX Corp.	260	25,562
Osaka Gas Co., Ltd.	30,000	116,371
Panasonic Corp.	4,600	64,934
Resona Holdings, Inc. (a)	2,600	15,595
Ricoh Co., Ltd.	4,000	58,556
ROHM Co., Ltd.	1,100	71,796
Santen Pharmaceutical Co., Ltd.	1,300	45,151
Sapporo Hokuyo Holdings, Inc.	10,400	48,644
Sapporo Holdings Ltd.	7,000	31,715
Seven & I Holdings Co., Ltd.	12,000	320,512
Sharp Corp.	3,000	30,896
Shikoku Electric Power Co., Inc.	2,400	70,587
Shin-Etsu Chemical Co., Ltd.	4,100	221,962
Shionogi & Co., Ltd.	5,000	98,446
Shiseido Co., Ltd.	5,000	109,169
Showa Shell Sekiyu KK	14,800	135,502
SOFTBANK Corp.	17,300	598,557
Sony Corp.	2,100	75,629
Sumitomo Chemical Co., Ltd.	14,000	68,912
	Shares	Value ($)

Sumitomo Corp.	5,300	74,925
Sumitomo Electric Industries Ltd.	6,500	90,214
Sumitomo Metal Industries Ltd.	26,000	63,987
Sumitomo Metal Mining Co., Ltd.	4,000	69,812
Sumitomo Mitsui Financial Group, Inc.	5,700	202,892
Sumitomo Realty & Development Co., Ltd.	2,000	47,715
Sumitomo Trust & Banking Co., Ltd.	9,000	56,720
Suzuken Co., Ltd.	1,300	39,690
Sysmex Corp.	1,100	76,235
T&D Holdings, Inc.	1,800	45,599
Taisho Pharmaceutical Co., Ltd.	2,000	43,759
Takeda Pharmaceutical Co., Ltd.	10,200	501,659
TDK Corp.	1,200	83,399
Terumo Corp.	2,300	129,328
Tohoku Electric Power Co., Inc.	5,600	124,836
Tokio Marine Holdings, Inc.	2,200	65,711
Tokyo Electric Power Co., Inc.	21,600	527,510
Tokyo Electron Ltd.	900	56,898
Tokyo Gas Co., Ltd.	31,000	137,415
TonenGeneral Sekiyu KK	19,000	207,743
Toray Industries, Inc.	10,000	59,696
Toshiba Corp.	25,000	136,079
Toyo Suisan Kaisha Ltd.	2,000	44,482
Toyota Motor Corp.	4,600	181,144
Tsumura & Co.	1,500	48,553
Unicharm Corp.	1,500	59,585
UNY Co., Ltd.	5,600	56,576
Yakult Honsha Co., Ltd.	1,700	48,948
Yamaguchi Financial Group, Inc.	3,000	30,368
(Cost $13,501,410)		16,687,718
Luxembourg 0.5%
ArcelorMittal	6,320	239,681
Millicom International Cellular SA (SDR)	943	90,465
Tenaris SA	4,211	103,183
(Cost $232,092)		433,329
Macau 0.2%
Sands China Ltd.*	32,000	70,811
Wynn Macau Ltd.	30,000	67,003
(Cost $91,291)		137,814
Netherlands 5.2%
AEGON NV*	13,839	84,624
Akzo Nobel NV	4,125	256,236
ASML Holding NV	11,111	429,097
Heineken Holding NV	913	39,682
Heineken NV	3,364	164,933
ING Groep NV (CVA)*	22,591	219,771
Koninklijke (Royal) KPN NV	73,369	1,070,630
Koninklijke Ahold NV	14,948	197,273
Koninklijke DSM NV	2,400	136,639
Koninklijke Philips Electronics NV	8,829	270,415
Randstad Holding NV*	1,215	64,132
Reed Elsevier NV	17,980	222,415
Royal Dutch Shell PLC "A"	3,949	131,665
Royal Dutch Shell PLC "B"	3,179	104,827
TNT NV	4,235	111,770
Unilever NV (CVA)	21,114	657,401
Wolters Kluwer NV	9,269	203,133
(Cost $3,155,279)		4,364,643
	Shares	Value ($)

Norway 2.7%
Aker Solutions ASA	3,600	61,310
DnB NOR ASA	24,684	346,421
Norsk Hydro ASA	35,480	259,456
Orkla ASA	33,980	330,413
Renewable Energy Corp. ASA*	6,626	20,237
Statoil ASA	17,400	413,572
Telenor ASA	25,300	411,353
Yara International ASA	7,642	442,069
(Cost $1,356,007)		2,284,831
Portugal 0.3%
EDP — Energias de Portugal SA (Cost $266,681)	79,204	263,648
Singapore 1.7%
CapitaLand Ltd.	20,000	57,817
DBS Group Holdings Ltd.	10,000	111,583
Fraser & Neave Ltd.	15,000	74,921
Jardine Cycle & Carriage Ltd.	2,000	57,038
Keppel Corp., Ltd.	14,000	123,489
Oversea-Chinese Banking Corp., Ltd.	14,000	107,780
SembCorp Industries Ltd.	19,000	76,098
Singapore Airlines Ltd.	6,000	71,532
Singapore Exchange Ltd.	7,000	45,927
Singapore Press Holdings Ltd.	37,000	114,747
Singapore Technologies Engineering Ltd.	15,000	39,974
Singapore Telecommunications Ltd.	167,000	396,891
United Overseas Bank Ltd.	7,000	99,271
(Cost $773,177)		1,377,068
Spain 3.8%
Abertis Infraestructuras SA	5,893	106,010
ACS, Actividades de Construccion y Servicios SA (a)	2,437	114,277
Banco Bilbao Vizcaya Argentaria SA	9,332	94,405
Banco Santander SA	14,432	153,345
EDP Renovaveis SA*	11,598	67,217
Enagas	2,258	44,983
Ferrovial SA	9,049	89,992
Gas Natural SDG SA	2,049	31,759
Gestevision Telecinco SA	3,887	42,760
Iberdrola Renovables	11,066	39,296
Iberdrola SA	31,585	243,338
Iberia Lineas Aereas de Espana SA*	8,829	37,697
Industria de Diseno Textil SA	4,356	326,437
Red Electrica Corporacion SA	1,144	53,788
Repsol YPF SA	22,674	632,404
Telefonica SA	45,620	1,036,077
Zardoya Otis SA	3,050	42,985
(Cost $2,508,005)		3,156,770
Sweden 3.1%
AB SKF "B"	2,358	67,923
Assa Abloy AB "B"	2,544	71,733
Atlas Copco AB "A"	3,215	81,187
Boliden AB	7,309	148,741
Electrolux AB "B"	3,335	94,669
Hennes & Mauritz AB "B"	11,314	376,974
Holmen AB "B"	2,160	71,148
Husqvarna AB "B"	7,799	65,087
Nordea Bank AB	12,273	133,467
Sandvik AB	5,637	109,770
Skandinaviska Enskilda Banken AB "A"	6,486	54,090
	Shares	Value ($)

Skanska AB "B"	3,667	72,717
SSAB AB "A"	5,874	98,701
Svenska Cellulosa AB "B"	18,870	297,735
Svenska Handelsbanken AB "A"	2,807	89,680
Tele2 AB "B"	4,023	84,051
Telefonaktiebolaget LM Ericsson "B"	28,799	333,484
TeliaSonera AB	21,657	171,703
Volvo AB "B"*	7,507	133,796
(Cost $1,485,950)		2,556,656
Switzerland 6.6%
ABB Ltd. (Registered)*	11,048	246,740
Adecco SA (Registered)	824	53,911
Aryzta AG*	543	25,085
Compagnie Financiere Richemont SA "A"	4,125	242,678
Credit Suisse Group AG (Registered)	1,994	80,455
Geberit AG (Registered)	332	76,769
Givaudan SA (Registered)	102	110,133
Holcim Ltd. (Registered)	2,786	210,546
Lonza Group AG (Registered)	466	37,382
Nestle SA (Registered)	19,171	1,122,990
Novartis AG (Registered)	9,930	584,327
Roche Holding AG (Genusschein)	3,411	500,027
Sika AG	27	59,255
Sonova Holding AG (Registered)	289	37,430
STMicroelectronics NV	7,073	73,146
Swatch Group AG (Bearer)	301	134,189
Swiss Reinsurance Co., Ltd. (Registered)	1,091	59,420
Swisscom AG (Registered)	2,760	1,214,110
Syngenta AG (Registered)	861	252,195
UBS AG (Registered)*	7,534	123,650
Wolseley PLC*	2,345	74,804
Xstrata PLC	2,858	67,084
Zurich Financial Services AG	398	103,083
(Cost $3,299,178)		5,489,409
United Kingdom 6.7%
Anglo American PLC	3,286	170,884
ARM Holdings PLC	29,996	197,964
AstraZeneca PLC	8,391	382,268
Autonomy Corp. PLC*	5,572	130,744
BAE Systems PLC	18,633	95,867
Barclays PLC	8,467	34,540
BG Group PLC	5,435	109,819
BHP Billiton PLC	4,437	176,471
BP PLC	25,484	184,973
British American Tobacco PLC	2,268	87,110
British Sky Broadcasting Group PLC	4,941	56,698
BT Group PLC	57,356	161,678
Cable & Wireless Communications PLC	24,059	18,204
Capita Group PLC	5,549	60,257
Centrica PLC	28,642	148,078
Compass Group PLC	11,814	107,016
Diageo PLC	2,849	52,636
GlaxoSmithKline PLC	27,730	536,099
HSBC Holdings PLC	12,924	131,195
Imperial Tobacco Group PLC	881	27,032
Inmarsat PLC	5,084	53,385
International Power PLC	9,966	67,994
	Shares	Value ($)

Kingfisher PLC	14,696	60,352
Lloyds Banking Group PLC*	35,330	36,190
Marks & Spencer Group PLC	8,450	48,613
National Grid PLC	13,726	118,343
Next PLC	1,325	40,800
Pearson PLC	4,110	64,592
Reed Elsevier PLC	7,134	60,229
Rio Tinto PLC	2,348	164,240
Rolls-Royce Group PLC*	12,478	121,201
SABMiller PLC	1,731	60,898
Scottish & Southern Energy PLC	5,665	108,196
Severn Trent PLC	2,133	49,152
Shire PLC	4,174	100,413
Smith & Nephew PLC	6,163	65,003
Smiths Group PLC	3,914	75,974
Standard Chartered PLC	1,687	45,384
Tesco PLC	11,554	76,559
The Sage Group PLC	36,069	153,747
Unilever PLC	1,529	46,795
United Utilities Group PLC	6,323	58,360
Vodafone Group PLC	342,837	886,229
William Morrison Supermarkets PLC	8,072	33,678
WPP PLC	7,538	92,786
(Cost $3,894,272)		5,558,646
Total Common Stocks (Cost $52,385,673)		71,852,123

Preferred Stocks 0.6%
Germany
Fresenius SE	632	54,108
Henkel AG & Co. KGaA	5,783	359,427
Volkswagen AG	396	64,171
Total Preferred Stocks (Cost $216,838)		477,706

Exchange-Traded Funds 9.6%
Emerging Markets
iShares MSCI Emerging Markets Index (a)	83,800	3,990,556
Vanguard Emerging Markets (a)	82,600	3,977,190
Total Exchange-Traded Funds (Cost $5,469,338)		7,967,746

Securities Lending Collateral 7.9%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $6,610,195)	6,610,195	6,610,195

Cash Equivalents 3.2%
Central Cash Management Fund, 0.19% (c) (Cost $2,661,762)	2,661,762	2,661,762

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,343,806)+	107.7	89,569,532
Other Assets and Liabilities, Net	(7.7)	(6,397,099)
Net Assets	100.0	83,172,433

* Non-income producing security.

+ The cost for federal income tax purposes was $67,805,906. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,763,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,921,273 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,157,647.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $6,491,313, which is 7.8% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	AUD	3/17/2011	2	241,892	(3,375)
DJ Euro Stoxx 50 Index	EUR	3/18/2011	42	1,568,121	(38,726)
FTSE 100 Index	GBP	3/18/2011	3	275,633	1,684
Nikkei 225 Index	USD	3/10/2011	13	664,950	(450)
S&P TSX 60 Index	CAD	3/17/2011	1	154,300	1,840
Total net unrealized depreciation					(39,027)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Australia	$—	$3,561,979	$—	$3,561,979
Austria	—	417,666	—	417,666
Belgium	—	1,104,630	—	1,104,630
Bermuda	—	162,369	—	162,369
Canada	4,102,562	—	—	4,102,562
Cyprus	—	38,138	—	38,138
Denmark	—	1,858,235	—	1,858,235
Finland	—	2,565,853	—	2,565,853
France	—	5,974,341	—	5,974,341
Germany	—	4,563,787	—	4,563,787
Greece	—	258,478	—	258,478
Hong Kong	—	1,803,862	—	1,803,862
Ireland	—	544,503	—	544,503
Italy	—	3,062,894	—	3,062,894
Japan	—	16,687,718	—	16,687,718
Luxembourg	—	433,329	—	433,329
Macau	—	137,814	—	137,814
Netherlands	—	4,364,643	—	4,364,643
Norway	—	2,284,831	—	2,284,831
Portugal	—	263,648	—	263,648
Singapore	—	1,377,068	—	1,377,068
Spain	—	3,156,770	—	3,156,770
Sweden	—	2,556,656	—	2,556,656
Switzerland	—	5,489,409	—	5,489,409
United Kingdom	—	5,558,646	—	5,558,646
Exchange-Traded Funds	7,967,746	—	—	7,967,746
Short-Term Investments (e)	9,271,957	—	—	9,271,957
Total	$21,342,265	$68,227,267	$—	$89,569,532
Liabilities
Derivatives (f)	$(39,027)	$—	$—	$(39,027)
Total	$(39,027)	$—	$—	$(39,027)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $58,071,849) — including $6,491,313 of securities loaned	$80,297,575
Investment in Daily Assets Fund Institutional (cost $6,610,195)*	6,610,195
Investment in Central Cash Management Fund (cost $2,661,762)	2,661,762
Total investments, at value (cost $67,343,806)	89,569,532
Foreign currency, at value (cost $87,151)	88,902
Deposits with broker for open futures contracts	281,548
Receivable for investments sold	1,245
Receivable for Fund shares sold	14,646
Dividends receivable	70,486
Interest receivable	1,119
Foreign taxes recoverable	10,924
Other assets	459
Total assets	90,038,861
Liabilities
Payable upon return of securities loaned	6,610,195
Payable for Fund shares redeemed	60,107
Payable for daily variation margin on open futures contracts	39,027
Accrued management fee	55,970
Other accrued expenses and payables	101,129
Total liabilities	6,866,428
Net assets, at value	$83,172,433
Net Assets Consist of
Undistributed net investment income	1,336,930
Net unrealized appreciation (depreciation) on: Investments	22,225,726
Futures	(39,027)
Foreign currency	2,382
Accumulated net realized gain (loss)	(69,565,313)
Paid-in capital	129,211,735
Net assets, at value	$83,172,433
Class A Net Asset Value, offering and redemption price per share ($83,172,433 ÷ 10,297,508 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.08

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $330,003)	$2,216,179
Interest	585
Income distributions — Central Cash Management Fund	1,903
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,036
Total income	2,312,703
Expenses: Management fee	519,737
Administration fee	79,960
Services to shareholders	2,094
Custodian fee	68,980
Legal fees	8,349
Audit and tax fees	60,810
Trustees' fees and expenses	5,193
Reports to shareholders	11,959
Other	35,847
Total expenses	792,929
Net investment income (loss)	1,519,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,946,085
Futures	139,952
Foreign currency	(29,672)
3,056,365
Change in net unrealized appreciation (depreciation) on: Investments	3,584,528
Futures	(169,560)
Foreign currency	(17,721)
3,397,247
Net gain (loss)	6,453,612
Net increase (decrease) in net assets resulting from operations	$7,973,386

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$1,519,774	$1,533,993
Net realized gain (loss)	3,056,365	(23,604,083)
Change in net unrealized appreciation (depreciation)	3,397,247	41,842,935
Net increase (decrease) in net assets resulting from operations	7,973,386	19,772,845
Distributions to shareholders from: Net investment income: Class A	(1,843,687)	(5,187,036)
Total distributions	(1,843,687)	(5,187,036)
Fund share transactions: Class A Proceeds from shares sold	3,841,591	1,865,488
Reinvestment of distributions	1,843,687	5,187,036
Payments for shares redeemed	(14,779,706)	(26,149,949)
Shares converted*	—	72,862
Net increase (decrease) in net assets from Class A share transactions	(9,094,428)	(19,024,563)
Class B Payments for shares redeemed	—	(294)
Shares converted*	—	(72,862)
Net increase (decrease) in net assets from Class B share transactions	—	(73,156)
Increase (decrease) in net assets	(2,964,729)	(4,511,910)
Net assets at beginning of period	86,137,162	90,649,072
Net assets at end of period (including undistributed net investment income of $1,336,930 and $1,659,097, respectively)	$83,172,433	$86,137,162
Other Information
Class A Shares outstanding at beginning of period	11,562,525	14,554,587
Shares sold	508,055	283,708
Shares issued to shareholders in reinvestment of distributions	252,215	1,027,136
Shares redeemed	(2,025,287)	(4,318,475)
Shares converted*	—	15,569
Net increase (decrease) in Class A shares	(1,265,017)	(2,992,062)
Shares outstanding at end of period	10,297,508	11,562,525
Class B Shares outstanding at beginning of period	—	15,672
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	—	(53)
Shares converted*	—	(15,619)
Net increase (decrease) in Class B shares	—	(15,672)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$7.45	$6.22	$16.76		$16.31	$13.25
Income (loss) from investment operations: Net investment incomea	.14	.12	.33	d	.25	.24	b
Net realized and unrealized gain (loss)	.66	1.51	(6.67)		2.24	3.11
Total from investment operations	.80	1.63	(6.34)		2.49	3.35
Less distributions from: Net investment income	(.17)	(.40)	(.13)		(.46)	(.29)
Net realized gains	—	—	(4.07)		(1.58)	—
Total distributions	(.17)	(.40)	(4.20)		(2.04)	(.29)
Net asset value, end of period	$8.08	$7.45	$6.22		$16.76	$16.31
Total Return (%)	10.93	29.36	(48.81	)c,e	16.71	25.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	86	91		236	223
Ratio of expenses before expense reductions (%)	.99	.94	1.02		.93	.88
Ratio of expenses after expense reductions (%)	.99	.94	1.01		.93	.88
Ratio of net investment income (%)	1.90	1.89	3.04	d	1.53	1.65	b
Portfolio turnover rate (%)	14	139	132		117	122
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
c Total return would have been lower had certain expenses not been reimbursed.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Performance Summary December 31, 2010

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.79% and 1.14% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any Fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index
The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,307	$10,628	$13,698	$28,196
	Average annual total return	23.07%	2.05%	6.50%	10.92%
Russell 2500 Value Index	Growth of $10,000	$12,482	$10,839	$12,079	$22,678
	Average annual total return	24.82%	2.72%	3.85%	8.53%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,266	$10,518	$13,454	$22,074
	Average annual total return	22.66%	1.70%	6.11%	9.76%
Russell 2500 Value Index	Growth of $10,000	$12,482	$10,839	$12,079	$19,734
	Average annual total return	24.82%	2.72%	3.85%	8.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,279.90	$1,277.50
Expenses Paid per $1,000*	$4.65	$6.72
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,021.12	$1,019.31
Expenses Paid per $1,000*	$4.13	$5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.81%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Dreman Small Mid Cap Value VIP

Small- and mid-cap stocks performed very well in 2010, reflecting an environment of positive investor sentiment and gradually improving economic growth. The Class A shares of the Fund returned 23.07% for the year (unadjusted for contract charges), but lagged the 24.82% return of the fund's benchmark, the Russell 2500™ Value Index. Although the Fund underperformed, we are gratified that it largely kept pace with the index at a time in which the market's best performers were generally the type of richly valued, momentum-driven stocks that we seek to avoid.

We believe it is important to note that our value-focused approach has contributed to strong outperformance for the Fund over the long term, as it has outpaced the benchmark during both the 5- and 10-year periods ended December 31, 2010.

Our bottom-up stock selection process worked well in the information technology, materials and financial sectors during 2010, but we underperformed in the consumer discretionary segment. Our top individual performer in 2010 was CBL & Associates Properties, Inc., a real estate investment trust whose focus on retail properties positioned it to benefit from the improvement in consumer spending. Endo Pharmaceuticals Holdings, Inc., Pan American Silver Corp.* and Forest Oil Corp. also added significant value for the Fund. On the negative side, our leading detractors were ITT Educational Services, Inc.* and Alliant Techsystems, Inc.

We retain a reasonably optimistic outlook as we enter the new year. While the broader market is nowhere near as inexpensive as it was 12-18 months ago, there are still plenty of opportunities for bottom-up stock pickers. We continue to focus on companies with valuations that do not fully reflect their strong fundamentals, which in our view provide a margin of safety in the event of a market downturn.1 We believe this disciplined, value-based approach — together with our conscious decision to avoid chasing overvalued stocks when they rally — has been the key to our success over the past decade.

David N. Dreman

Lead Portfolio Manager

E. Clifton Hoover, Jr., CFA

Mark Roach

Portfolio Managers

Dreman Value Management, L.L.C., Subadvisor to the Fund

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratio and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

* Not held in the Fund as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	100%
Closed-End Investment Company	1%	—
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Financials	19%	15%
Information Technology	14%	15%
Industrials	13%	16%
Energy	11%	9%
Health Care	11%	9%
Consumer Discretionary	11%	14%
Materials	9%	6%
Utilities	6%	7%
Consumer Staples	6%	8%
Telecommunications Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 101.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Dreman Small Mid Cap Value VIP
	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 11.0%
Auto Components 0.6%
Cooper Tire & Rubber Co. (a)	70,654	1,666,021
Diversified Consumer Services 1.1%
Regis Corp. (a)	187,925	3,119,555
Hotels Restaurants & Leisure 3.3%
Brinker International, Inc. (a)	192,550	4,020,444
International Speedway Corp. "A" (a)	113,475	2,969,641
LIFE TIME FITNESS, Inc.* (a)	48,596	1,991,950
		8,982,035
Leisure Equipment & Products 1.2%
Mattel, Inc.	131,425	3,342,138
Multiline Retail 1.0%
Big Lots, Inc.* (a)	91,179	2,777,312
Specialty Retail 1.2%
Aaron's, Inc. (a)	153,987	3,139,795
Textiles, Apparel & Luxury Goods 2.6%
Hanesbrands, Inc.* (a)	129,900	3,299,460
The Jones Group, Inc.	239,790	3,726,337
		7,025,797
Consumer Staples 5.7%
Beverages 1.6%
Constellation Brands, Inc. "A"* (a)	195,975	4,340,846
Food Products 2.7%
Del Monte Foods Co. (a)	214,750	4,037,300
Ralcorp Holdings, Inc.* (a)	53,300	3,465,033
		7,502,333
Household Products 1.4%
Energizer Holdings, Inc.*	50,975	3,716,078
Energy 11.2%
Energy Equipment & Services 5.9%
Atwood Oceanics, Inc.* (a)	90,490	3,381,612
Cal Dive International, Inc.*	481,725	2,731,381
McDermott International, Inc.*	126,125	2,609,526
Superior Energy Services, Inc.* (a)	111,975	3,918,005
Tidewater, Inc. (a)	65,875	3,546,710
		16,187,234
Oil, Gas & Consumable Fuels 5.3%
Arch Coal, Inc. (a)	123,000	4,312,380
Forest Oil Corp.* (a)	102,800	3,903,316
Frontline Ltd. (a)	113,375	2,876,324
Newfield Exploration Co.*	46,915	3,383,040
		14,475,060
Financials 17.5%
Capital Markets 1.3%
Raymond James Financial, Inc. (a)	104,600	3,420,420
Commercial Banks 2.2%
Bank of Hawaii Corp. (a)	60,100	2,837,321
BOK Financial Corp. (a)	61,025	3,258,735
		6,096,056
Insurance 6.3%
Allied World Assurance Co. Holdings Ltd. (a)	62,450	3,712,028
Argo Group International Holdings Ltd.	104,813	3,925,247
	Shares	Value ($)

Axis Capital Holdings Ltd.	93,800	3,365,544
Endurance Specialty Holdings Ltd. (a)	60,075	2,767,655
Everest Re Group Ltd.	40,225	3,411,885
		17,182,359
Real Estate Investment Trusts 7.7%
CBL & Associates Properties, Inc. (REIT) (a)	225,500	3,946,250
CommonWealth REIT (REIT) (a)	126,756	3,233,545
Hospitality Properties Trust (REIT)	146,750	3,381,120
Medical Properties Trust, Inc. (REIT) (a)	341,500	3,698,445
MFA Financial, Inc. (REIT)	411,975	3,361,716
Weingarten Realty Investors (REIT) (a)	149,400	3,549,744
		21,170,820
Health Care 11.2%
Biotechnology 1.2%
Cephalon, Inc.*	52,450	3,237,214
Health Care Equipment & Supplies 3.8%
Alere, Inc.* (a)	107,275	3,926,265
Beckman Coulter, Inc. (a)	47,700	3,588,471
Teleflex, Inc. (a)	54,200	2,916,502
		10,431,238
Health Care Providers & Services 3.7%
Healthspring, Inc.* (a)	125,175	3,320,893
LifePoint Hospitals, Inc.* (a)	88,825	3,264,319
Owens & Minor, Inc.	114,350	3,365,320
		9,950,532
Life Sciences Tools & Services 1.2%
Charles River Laboratories International, Inc.* (a)	93,375	3,318,547
Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.* (a)	100,625	3,593,319
Industrials 12.4%
Aerospace & Defense 2.4%
Alliant Techsystems, Inc.*	45,250	3,367,958
Spirit AeroSystems Holdings, Inc. "A"*	155,000	3,225,550
		6,593,508
Commercial Services & Supplies 2.1%
Pitney Bowes, Inc. (a)	124,950	3,021,291
The Brink's Co.	101,475	2,727,648
		5,748,939
Construction & Engineering 1.2%
Tutor Perini Corp.	155,900	3,337,819
Electrical Equipment 2.9%
GrafTech International Ltd.*	183,925	3,649,072
Hubbell, Inc. "B" (a)	69,050	4,151,976
		7,801,048
Machinery 2.6%
Crane Co.	89,925	3,693,219
Joy Global, Inc.	39,385	3,416,649
		7,109,868
Trading Companies & Distributors 1.2%
Textainer Group Holdings Ltd. (a)	118,450	3,374,641
Information Technology 14.3%
Communications Equipment 2.0%
Arris Group, Inc.* (a)	260,450	2,922,249
	Shares	Value ($)

CommScope, Inc.* (a)	85,450	2,667,749
		5,589,998
Computers & Peripherals 1.6%
NCR Corp.*	89,728	1,379,119
Synaptics, Inc.* (a)	103,375	3,037,158
		4,416,277
Electronic Equipment, Instruments & Components 2.9%
Arrow Electronics, Inc.*	119,375	4,088,594
Jabil Circuit, Inc. (a)	196,500	3,947,685
		8,036,279
IT Services 3.1%
Amdocs Ltd.*	114,125	3,135,014
DST Systems, Inc.	77,050	3,417,167
Jack Henry & Associates, Inc. (a)	69,381	2,022,456
		8,574,637
Semiconductors & Semiconductor Equipment 2.6%
Microsemi Corp.*	156,150	3,575,835
Teradyne, Inc.* (a)	245,425	3,445,767
		7,021,602
Software 2.1%
Net 1 UEPS Technologies, Inc.*	156,665	1,920,713
Synopsys, Inc.*	138,575	3,729,053
		5,649,766
Materials 8.5%
Chemicals 3.0%
CF Industries Holdings, Inc.	34,200	4,622,130
Lubrizol Corp. (a)	32,900	3,516,352
		8,138,482
Containers & Packaging 1.1%
Owens-Illinois, Inc.*	98,125	3,012,438
Metals & Mining 4.4%
Coeur d'Alene Mines Corp.* (a)	194,375	5,310,325
IAMGOLD Corp. (a)	188,575	3,356,635
Reliance Steel & Aluminum Co. (a)	68,800	3,515,680
		12,182,640
	Shares	Value ($)

Utilities 6.0%
Electric Utilities 2.5%
Allegheny Energy, Inc.	142,100	3,444,504
Portland General Electric Co.	150,350	3,262,595
		6,707,099
Gas Utilities 1.0%
AGL Resources, Inc.	78,575	2,816,914
Independent Power Producers & Energy Traders 1.2%
Constellation Energy Group, Inc.	109,825	3,363,940
Multi-Utilities 1.3%
Ameren Corp. (a)	121,650	3,429,313
Total Common Stocks (Cost $206,930,389)		267,579,917

Closed-End Investment Company 1.2%
Financials
Apollo Investment Corp. (Cost $3,305,969)	302,775	3,351,719

Securities Lending Collateral 35.9%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $98,280,070)	98,280,070	98,280,070

Cash Equivalents 0.6%
Central Cash Management Fund, 0.19% (b) (Cost $1,698,867)	1,698,867	1,698,867

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $310,215,295)+	135.5	370,910,573
Other Assets and Liabilities, Net	(35.5)	(97,205,361)
Net Assets	100.0	273,705,212

* Non-income producing security.

+ The cost for federal income tax purposes was $311,177,875. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $59,732,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,554,187 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,821,489.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $95,671,560, which is 35.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$267,579,917	$—	$—	$267,579,917
Closed-End Investment Company	3,351,719	—	—	3,351,719
Short-Term Investments (d)	99,978,937	—	—	99,978,937
Total	$370,910,573	$—	$—	$370,910,573

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $210,236,358) — including $95,671,560 of securities loaned	$270,931,636
Investment in Daily Assets Fund Institutional (cost $98,280,070)*	98,280,070
Investment in Central Cash Management Fund (cost $1,698,867)	1,698,867
Total investments, at value (cost $310,215,295)	370,910,573
Cash	18,356
Receivable for investments sold	1,419,033
Receivable for Fund shares sold	291,039
Dividends receivable	398,083
Interest receivable	9,566
Other assets	1,379
Total assets	373,048,029
Liabilities
Payable upon return of securities loaned	98,280,070
Payable for investments purchased	528,674
Payable for Fund shares redeemed	245,511
Accrued management fee	162,677
Accrued expenses and payables	125,885
Total liabilities	99,342,817
Net assets, at value	$273,705,212
Net Assets Consist of:
Undistributed net investment income	2,636,612
Net unrealized appreciation (depreciation) on investments	60,695,278
Accumulated net realized gain (loss)	(104,463,786)
Paid-in capital	314,837,108
Net assets, at value	$273,705,212
Class A Net Asset Value, offering and redemption price per share ($247,497,040 ÷ 20,271,172 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.21
Class B Net Asset Value, offering and redemption price per share ($26,208,172 ÷ 2,147,844 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes witheld of $18)	$4,702,210
Income distributions — Central Cash Management Fund	13,649
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	274,403
Total income	4,990,262
Expenses: Management fee	1,653,319
Administration fee	254,770
Services to shareholders	8,397
Distribution service fee (Class B)	59,943
Record keeping fees (Class B)	24,599
Custodian fee	13,570
Professional fees	67,753
Trustees fees and expenses	10,622
Reports to shareholders	58,443
Other	12,400
Total expenses	2,163,816
Net investment income (loss)	2,826,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	30,809,807
Change in net unrealized appreciation (depreciation) on investments	18,581,828
Net gain (loss)	49,391,635
Net increase (decrease) in net assets resulting from operations	$52,218,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$2,826,446	$4,311,793
Net realized gain (loss)	30,809,807	(70,986,842)
Change in net unrealized appreciation (depreciation)	18,581,828	125,626,581
Net increase (decrease) in net assets resulting from operations	52,218,081	58,951,532
Distributions to shareholders from: Net investment income: Class A	(3,068,046)	(4,046,857)
Class B	(217,515)	(395,321)
Total distributions	(3,285,561)	(4,442,178)
Fund share transactions: Class A Proceeds from shares sold	28,003,012	23,798,898
Reinvestment of distributions	3,068,046	4,046,857
Payments for shares redeemed	(62,437,627)	(65,465,868)
Net increase (decrease) in net assets from Class A share transactions	(31,366,569)	(37,620,113)
Class B Proceeds from shares sold	3,472,987	3,195,894
Reinvestment of distributions	217,515	395,321
Payments for shares redeemed	(5,804,013)	(9,987,772)
Net increase (decrease) in net assets from Class B share transactions	(2,113,511)	(6,396,557)
Increase (decrease) in net assets	15,452,440	10,492,684
Net assets at beginning of period	258,252,772	247,760,088
Net assets at end of period (including undistributed net investment income of $2,636,612 and $3,095,726, respectively)	$273,705,212	$258,252,772
Other Information
Class A Shares outstanding at beginning of period	23,383,684	28,178,465
Shares sold	2,611,387	2,960,168
Shares issued to shareholders in reinvestment of distributions	271,509	624,515
Shares redeemed	(5,995,408)	(8,379,464)
Net increase (decrease) in Class A shares	(3,112,512)	(4,794,781)
Shares outstanding at end of period	20,271,172	23,383,684
Class B Shares outstanding at beginning of period	2,341,698	3,073,371
Shares sold	327,236	387,629
Shares issued to shareholders in reinvestment of distributions	19,214	60,912
Shares redeemed	(540,304)	(1,180,214)
Net increase (decrease) in Class B shares	(193,854)	(731,673)
Shares outstanding at end of period	2,147,844	2,341,698

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.04	$7.93	$20.12		$22.93	$19.98
Income (loss) from investment operations: Net investment incomea	.12	.16	.13		.18	.15
Net realized and unrealized gain (loss)	2.19	2.11	(4.92)		.54	4.69
Total from investment operations	2.31	2.27	(4.79)		.72	4.84
Less distributions from: Net investment income	(.14)	(.16)	(.29)		(.23)	(.18)
Net realized gains	—	—	(7.11)		(3.30)	(1.71)
Total distributions	(.14)	(.16)	(7.40)		(3.53)	(1.89)
Net asset value, end of period	$12.21	$10.04	$7.93		$20.12	$22.93
Total Return (%)	23.07	29.70	(33.42	)b	3.06	25.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	235	223		468	562
Ratio of expenses before expense reductions (%)	.82	.79	.83		.78	.79
Ratio of expenses after expense reductions (%)	.82	.79	.82		.78	.79
Ratio of net investment income (%)	1.14	1.92	1.13		.85	.71
Portfolio turnover rate (%)	38	72	49		110	52
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Class B Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.03	$7.92	$20.08		$22.88	$19.93
Income (loss) from investment operations: Net investment incomea	.08	.13	.09		.10	.07
Net realized and unrealized gain (loss)	2.19	2.12	(4.92)		.54	4.67
Total from investment operations	2.27	2.25	(4.83)		.64	4.74
Less distributions from: Net investment income	(.10)	(.14)	(.22)		(.14)	(.08)
Net realized gains	—	—	(7.11)		(3.30)	(1.71)
Total distributions	(.10)	(.14)	(7.33)		(3.44)	(1.79)
Net asset value, end of period	$12.20	$10.03	$7.92		$20.08	$22.88
Total Return (%)	22.66	29.28	(33.67	)b	2.67	24.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	23	24		34	90
Ratio of expenses before expense reductions (%)	1.17	1.14	1.18		1.16	1.17
Ratio of expenses after expense reductions (%)	1.17	1.14	1.17		1.16	1.17
Ratio of net investment income (%)	.79	1.57	.78		.47	.33
Portfolio turnover rate (%)	38	72	49		110	52
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.39% and 1.74% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,365	$8,541	$11,815	$15,326
	Average annual total return	13.65%	-5.12%	3.39%	4.36%
MSCI World Index	Growth of $10,000	$11,176	$8,613	$11,276	$12,562
	Average annual total return	11.76%	-4.85%	2.43%	2.31%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,324	$8,455	$11,603	$18,809
	Average annual total return	13.24%	-5.44%	3.02%	7.71%
MSCI World Index	Growth of $10,000	$11,176	$8,613	$11,276	$16,563
	Average annual total return	11.76%	-4.85%	2.43%	6.12%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Global Thematic VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,245.60	$1,243.60
Expenses Paid per $1,000*	$5.94	$7.92
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,019.91	$1,018.15
Expenses Paid per $1,000*	$5.35	$7.12

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.05%	1.40%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Global Thematic VIP

The Fund's Class A shares returned 13.65% during 2010, outpacing the 11.76% return of the MSCI World Index. The Fund also has outperformed its benchmark during the 5- and 10-year periods ended December 31, 2010.

In managing the Fund, we strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that can benefit as these themes unfold. All 13 of the Fund's themes produced positive absolute returns during 2010. On a relative basis, nine themes outperformed the broader market while just three lagged.

Three of our best-performing themes of 2010 were those with heavy exposure to the emerging markets: Large Units, which invests in companies that are benefiting from the growth of middle classes and consumerism in emerging-markets countries; Global Agribusiness, where we seek companies that stand to benefit from the rapidly changing dietary needs of a growing global population; and Indian Ocean, which seeks to capitalize on the need for China and India to secure agricultural and energy supply routes in the region. Also performing very well was our theme Disequilibria, in which we hunt for situations where investors do not fully understand the capacity of an industry or a company to adapt to a structural change. Many industries experienced significant changes in the wake of the global recession of 2008-2009, creating abundant opportunities to capitalize on companies that were able to benefit from industry flux.

The smallest gain came from our theme Personalized Medicine, which is invested entirely in health care stocks — a sector that underperformed amid the momentum-driven market environment. We remain enthusiastic on the long-term prospects of this theme despite its recent underperformance, and we continue to add to the Fund's holdings in this area.

While we believe there is a good case for global equities as we move into 2011, we continue to spend time analyzing the potential adverse outcomes of various economic scenarios. Our investment framework remains guided by our well-researched themes and the core principle that investment management is a marathon and not a sprint.

Oliver Kratz, PhD

Portfolio Manager, Global Thematic Partners, LLC

Subadvisor to the Fund

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Thematic VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	94%	95%
Participatory Notes	3%	2%
Cash Equivalents	2%	1%
Preferred Stocks	1%	—
Exchange-Traded Funds	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Financials	21%	23%
Information Technology	14%	11%
Health Care	12%	14%
Consumer Staples	11%	11%
Industrials	11%	14%
Materials	9%	2%
Telecommunication Services	7%	6%
Consumer Discretionary	6%	8%
Energy	5%	9%
Utilities	4%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

United States	32%	44%
Continental Europe	23%	23%
Japan	9%	9%
Latin America	8%	5%
Asia (excluding Japan)	8%	5%
United Kingdom	8%	7%
Africa	4%	2%
Middle East	4%	3%
Bermuda	1%	1%
Other	3%	1%
	100%	100%

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 114.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Global Thematic VIP
	Shares	Value ($)

Common Stocks 95.6%
Austria 3.4%
Erste Group Bank AG	40,781	1,916,496
Raiffeisen Bank International AG	6,427	352,042
Wienerberger AG*	10,111	193,193
(Cost $1,834,682)		2,461,731
Bahrain 0.3%
Aluminium Bahrain 144A (GDR)* (Cost $262,586)	21,937	245,694
Bermuda 0.6%
Lazard Ltd. "A" (Cost $323,175)	11,956	472,143
Brazil 4.5%
All America Latina Logistica	41,745	377,342
Banco Bradesco SA (ADR) (Preferred)	16,875	342,394
Banco Santander Brasil SA (ADR)	32,906	447,522
Brasil Telecom SA (ADR)	4,401	96,514
Petroleo Brasileiro SA (ADR)	18,094	684,677
Santos Brasil Participacoes SA (Units)	34,497	477,684
SLC Agricola SA	63,320	839,453
(Cost $2,784,368)		3,265,586
Cayman Islands 0.3%
Herbalife Ltd. (Cost $153,889)	3,749	256,319
China 2.1%
Bank of China Ltd. "H"	938,871	496,444
China Metal Recycling Holdings Ltd.	199,352	211,078
Li Ning Co., Ltd.	89,245	189,448
Mindray Medical International Ltd. (ADR) (a)	23,089	609,550
(Cost $1,632,015)		1,506,520
Denmark 1.2%
Vestas Wind Systems AS* (Cost $875,294)	27,897	880,998
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $185,988)	96,576	352,502
France 0.8%
Carrefour SA (Cost $747,206)	14,437	595,163
Germany 6.3%
Axel Springer AG	3,028	493,655
Deutsche Lufthansa AG (Registered)*	18,558	405,585
Deutsche Post AG (Registered)	42,056	713,297
E.ON AG	67,902	2,082,574
HeidelbergCement AG	14,027	879,566
(Cost $4,117,461)		4,574,677
Greece 0.3%
Hellenic Exchanges SA (Cost $230,675)	31,318	205,066
Hong Kong 1.3%
China Mobile Ltd. (ADR)	6,721	333,496
Esprit Holdings Ltd.	116,286	552,048
Yingde Gases* (b)	69,766	61,483
(Cost $1,019,783)		947,027
	Shares	Value ($)

India 0.2%
Deccan Chronicle Holdings Ltd. (Cost $240,432)	67,247	164,828
Indonesia 1.9%
PT Semen Gresik (Persero) Tbk	377,454	395,662
PT Telekomunikasi Indonesia Tbk (ADR)	26,780	954,707
(Cost $1,244,304)		1,350,369
Israel 1.7%
NICE Systems Ltd. (ADR)*	5,989	209,016
Teva Pharmaceutical Industries Ltd. (ADR)	19,106	995,996
(Cost $1,141,082)		1,205,012
Italy 1.0%
Parmalat SpA	165,995	454,527
UniCredit SpA	124,822	258,146
(Cost $791,529)		712,673
Japan 9.3%
FANUC Corp.	3,300	506,241
Fujitsu Ltd.	74,000	514,552
Hitachi Ltd.	110,000	586,922
INPEX Corp.	171	1,000,241
Kirin Holdings Co., Ltd.	37,000	518,701
Mitsubishi UFJ Financial Group, Inc.	66,200	357,689
Mizuho Financial Group, Inc.	196,800	370,569
Nomura Holdings, Inc.	104,514	662,339
Seven & I Holdings Co., Ltd.	13,000	347,222
Sumitomo Mitsui Financial Group, Inc.	11,000	391,545
Takeda Pharmaceutical Co., Ltd.	6,000	295,094
Toyota Motor Corp.	24,000	945,101
Yamada Denki Co., Ltd.	4,020	274,124
(Cost $5,930,147)		6,770,340
Kazakhstan 0.1%
Kazakhstan Kagazy PLC 144A (GDR)* (Cost $916,872)	181,200	45,300
Korea 3.1%
KT&G Corp.*	15,968	920,365
Samsung Electronics Co., Ltd.	1,571	1,312,832
(Cost $1,940,032)		2,233,197
Malaysia 0.4%
Axiata Group Bhd.* (Cost $214,993)	185,900	286,203
Mexico 0.7%
Grupo Aeroportuario del Sureste SAB de CV (ADR) (a) (Cost $379,121)	8,482	478,809
Netherlands 2.5%
QIAGEN NV*	32,654	638,694
Unilever NV (CVA)	11,806	367,589
VimpelCom Ltd. (ADR) (c)	53,834	809,663
(Cost $1,699,907)		1,815,946
Norway 0.2%
Statoil Fuel & Retail ASA* (Cost $129,742)	19,358	176,926
	Shares	Value ($)

Panama 1.5%
Copa Holdings SA "A" (Cost $841,944)	18,635	1,096,483
Puerto Rico 1.4%
Popular, Inc.* (Cost $920,104)	316,838	994,871
Russia 1.1%
Aeroflot-Russian Airlines	107,905	280,553
Gazprom (ADR)	15,660	395,415
Sistema JSFC (GDR) (REG S)	5,253	130,957
(Cost $736,335)		806,925
South Africa 3.7%
Aquarius Platinum Ltd.	43,863	240,721
MTN Group Ltd.	37,788	771,076
Murray & Roberts Holdings Ltd.	47,792	291,431
Standard Bank Group Ltd.	68,349	1,115,892
Tiger Brands Ltd.	9,361	275,153
(Cost $2,311,096)		2,694,273
Spain 1.1%
Telefonica SA (Cost $794,722)	34,493	783,371
Sweden 2.8%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,861,198)	174,404	2,019,548
Switzerland 2.2%
EFG International AG	17,204	235,630
Roche Holding AG (Genusschein)	6,133	899,052
Syngenta AG (Registered)	1,600	468,654
(Cost $1,496,506)		1,603,336
Thailand 0.1%
Seamico Securities PCL (Foreign Registered)* (Cost $153,906)	1,403,300	84,724
United Kingdom 7.4%
African Minerals Ltd.* (d)	19,586	128,559
Anglo American PLC	13,249	688,998
BAE Systems PLC	54,188	278,799
Barratt Developments PLC*	331,333	457,949
Diageo PLC	57,956	1,070,756
GlaxoSmithKline PLC	35,913	694,300
Imperial Tobacco Group PLC	21,678	665,147
Tesco PLC	109,726	727,063
Vodafone Group PLC	255,016	659,213
(Cost $4,884,794)		5,370,784
United States 31.6%
Abbott Laboratories	18,197	871,818
Advanced Micro Devices, Inc.*	102,758	840,560
Air Products & Chemicals, Inc.	4,995	454,295
Apache Corp.	3,790	451,882
Bank of America Corp.	112,710	1,503,551
Calpine Corp.*	39,059	521,047
Cisco Systems, Inc.*	44,299	896,169
Electronic Arts, Inc.*	26,791	438,837
EMC Corp.*	21,348	488,869
General Dynamics Corp.	12,234	868,125
General Electric Co.	45,728	836,365
General Motors Co.*	10,233	377,188
GSI Commerce, Inc.*	14,323	332,294
Harris Corp.	12,034	545,140
JPMorgan Chase & Co.	41,332	1,753,303
Kinetic Concepts, Inc.*	13,074	547,539
Laboratory Corp. of America Holdings*	13,043	1,146,741
	Shares	Value ($)

Life Technologies Corp.*	20,262	1,124,541
MasterCard, Inc. "A"	4,650	1,042,111
Medco Health Solutions, Inc.*	19,659	1,204,507
Monsanto Co.	5,794	403,494
Morgan Stanley	46,133	1,255,279
New York Times Co. "A"* (a)	37,641	368,882
Owens-Illinois, Inc.*	21,550	661,585
Rock-Tenn Co. "A"	2,966	160,016
Schweitzer-Mauduit International, Inc.	8,692	546,901
The NASDAQ OMX Group, Inc.*	29,036	688,444
Wal-Mart Stores, Inc.	21,281	1,147,684
Williams Companies, Inc.	24,851	614,317
World Fuel Services Corp.	7,879	284,905
Yahoo!, Inc.*	35,219	585,693
(Cost $20,218,099)		22,962,082
Total Common Stocks (Cost $63,013,987)		69,419,426

Preferred Stocks 0.5%
Germany 0.3%
Porsche Automobil Holding SE (Cost $135,727)	2,664	212,334
Russia 0.2%
Surgutneftegas (Cost $132,021)	281,496	140,748
Total Preferred Stocks (Cost $267,748)		353,082

Participatory Notes 2.9%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013* (Cost $183,726)	11,543	162,756
Nigeria 0.9%
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/15/2013*	2,922,113	263,952
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	2,479,865	289,752
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	1,015,714	100,302
(Cost $601,105)		654,006
Pakistan 0.5%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $347,029)	398,560	356,611
Saudi Arabia 1.3%
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC), Expiration Date 3/26/2012*	13,086	365,511
Yanbu National Petrochemicals Co. (issuer HSBC Bank PLC), Expiration Date 1/7/2013	47,967	608,821
(Cost $888,354)		974,332
Total Participatory Notes (Cost $2,020,214)		2,147,705

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $960,500)	960,500	960,500
	Shares	Value ($)

Cash Equivalents 2.2%
Central Cash Management Fund, 0.19% (e) (Cost $1,583,896)	1,583,896	1,583,896

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,846,345)+	102.5	74,464,609
Other Assets and Liabilities, Net	(2.5)	(1,846,982)
Net Assets	100.0	72,617,627

* Non-income producing security.

+ The cost for federal income tax purposes was $68,246,019. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $6,218,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,508,835 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,290,245.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $932,405, which is 1.3% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in China.

(c) Security is listed in country of domicile. Significant business activities of company are in Eastern Europe and South Asia.

(d) Security is listed in country of domicile. Significant business activities of company are in Africa.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stocks (g)
Austria	$—	$2,461,731	$—	$2,461,731
Bahrain	—	245,694	—	245,694
Bermuda	472,143	—	—	472,143
Brazil	3,265,586	—	—	3,265,586
Cayman Islands	256,319	—	—	256,319
China	609,550	896,970	—	1,506,520
Denmark	—	880,998	—	880,998
Egypt	—	352,502	—	352,502
France	—	595,163	—	595,163
Germany	—	4,787,011	—	4,787,011
Greece	—	205,066	—	205,066
Hong Kong	333,496	613,531	—	947,027
India	—	164,828	—	164,828
Indonesia	954,707	395,662	—	1,350,369
Israel	1,205,012	—	—	1,205,012
Italy	—	712,673	—	712,673
Japan	—	6,770,340	—	6,770,340
Kazakhstan	—	45,300	—	45,300
Korea	—	2,233,197	—	2,233,197
Malaysia	—	286,203	—	286,203
Mexico	478,809	—	—	478,809
Netherlands	809,663	1,006,283	—	1,815,946
Norway	—	176,926	—	176,926
Panama	1,096,483	—	—	1,096,483
Puerto Rico	994,871	—	—	994,871
Russia	—	947,673	—	947,673
South Africa	—	2,694,273	—	2,694,273
Spain	—	783,371	—	783,371
Sweden	—	2,019,548	—	2,019,548
Switzerland	—	1,603,336	—	1,603,336
Thailand	—	84,724	—	84,724
United Kingdom	—	5,370,784	—	5,370,784
United States	22,962,082	—	—	22,962,082
Participatory Notes (g)	—	2,147,705	—	2,147,705
Short-Term Investments (g)	2,544,396	—	—	2,544,396
Total	$35,983,117	$38,481,492	$—	$74,464,609

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $65,301,949) — including $932,405 of securities loaned	$71,920,213
Investment in Daily Assets Fund Institutional (cost $960,500)*	960,500
Investment in Central Cash Management Fund (cost $1,583,896)	1,583,896
Total investments, at value (cost $67,846,345)	74,464,609
Foreign currency, at value (cost $129,430)	129,932
Receivable for investments sold	421,035
Receivable for Fund shares sold	92
Dividends receivable	66,283
Interest receivable	1,147
Foreign taxes recoverable	15,438
Due from Advisor	6,316
Other assets	325
Total assets	75,105,177
Liabilities
Payable for investments purchased	1,362,763
Payable for Fund shares redeemed	33,107
Payable upon return of securities loaned	960,500
Accrued expenses and payables	131,180
Total liabilities	2,487,550
Net assets, at value	$72,617,627
Net Assets Consist of
Undistributed net investment income	361,169
Net unrealized appreciation (depreciation) on: Investments	6,618,264
Foreign currency	2,108
Accumulated net realized gain (loss)	(53,454,008)
Paid-in capital	119,090,094
Net assets, at value	$72,617,627
Class A Net Asset Value, offering and redemption price per share ($67,788,512 ÷ 7,301,949 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.28
Class B Net Asset Value, offering and redemption price per share ($4,829,115 ÷ 519,624 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.29

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $75,539)	$1,226,438
Income distributions — Central Cash Management Fund	2,453
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,173
Total income	1,252,064
Expenses: Management fee	626,939
Administration fee	68,518
Services to shareholders	3,860
Distribution service fee (Class B)	11,552
Record keeping fees (Class B)	4,575
Custodian fee	142,829
Legal fees	9,737
Audit and tax fees	65,395
Trustees' fees and expenses	5,102
Reports to shareholders	10,208
Other	34,743
Total expenses before expense reductions	983,458
Expense reductions	(245,517)
Total expenses after expense reductions	737,941
Net investment income (loss)	514,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $41,882)	7,284,942
Foreign currency	(78,627)
7,206,315
Change in net unrealized appreciation (depreciation) on: Investments	897,676
Foreign currency	1,793
899,469
Net gain (loss)	8,105,784
Net increase (decrease) in net assets resulting from operations	$8,619,907

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$514,123	$748,747
Net realized gain (loss)	7,206,315	(3,218,906)
Change in net unrealized appreciation (depreciation)	899,469	24,610,274
Net increase (decrease) in net assets resulting from operations	8,619,907	22,140,115
Distributions to shareholders from: Net investment income: Class A	(621,927)	(911,359)
Class B	(28,358)	(54,811)
Total distributions	(650,285)	(966,170)
Fund share transactions: Class A Proceeds from shares sold	5,854,566	5,051,406
Reinvestment of distributions	621,927	911,359
Payments for shares redeemed	(12,215,497)	(18,301,405)
Net increase (decrease) in net assets from Class A share transactions	(5,739,004)	(12,338,640)
Class B Proceeds from shares sold	308,827	438,509
Reinvestment of distributions	28,358	54,811
Payments for shares redeemed	(1,123,823)	(1,021,786)
Net increase (decrease) in net assets from Class B share transactions	(786,638)	(528,466)
Increase (decrease) in net assets	1,443,980	8,306,839
Net assets at beginning of period	71,173,647	62,866,808
Net assets at end of period (including undistributed net investment income of $361,169 and $607,015, respectively)	$72,617,627	$71,173,647
Other Information
Class A Shares outstanding at beginning of period	8,018,621	10,056,541
Shares sold	692,269	725,805
Shares issued to shareholders in reinvestment of distributions	72,065	174,256
Shares redeemed	(1,481,006)	(2,937,981)
Net increase (decrease) in Class A shares	(716,672)	(2,037,920)
Shares outstanding at end of period	7,301,949	8,018,621
Class B Shares outstanding at beginning of period	617,302	702,064
Shares sold	36,659	66,888
Shares issued to shareholders in reinvestment of distributions	3,275	10,440
Shares redeemed	(137,612)	(162,090)
Net increase (decrease) in Class B shares	(97,678)	(84,762)
Shares outstanding at end of period	519,624	617,302

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$8.24	$5.84	$15.66	$17.39	$14.44
Income (loss) from investment operations: Net investment incomea	.06	.08	.11	.14	.15	c
Net realized and unrealized gain (loss)	1.06	2.42	(5.83)	.88	4.02
Total from investment operations	1.12	2.50	(5.72)	1.02	4.17
Less distributions from: Net investment income	(.08)	(.10)	(.19)	(.11)	(.09)
Net realized gains	—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.08)	(.10)	(4.10)	(2.75)	(1.22)
Net asset value, end of period	$9.28	$8.24	$5.84	$15.66	$17.39
Total Return (%)b	13.65	43.82	(47.75)	6.29	30.14	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	66	59	151	143
Ratio of expenses before expense reductions (%)	1.41	1.38	1.47	1.44	1.38
Ratio of expenses after expense reductions (%)	1.05	1.04	1.09	1.11	1.04
Ratio of net investment income (%)	.77	1.23	1.09	.82	.92	c
Portfolio turnover rate (%)	165	190	229	191	136
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$8.25	$5.85	$15.66	$17.38	$14.43
Income (loss) from investment operations: Net investment incomea	.04	.06	.07	.07	.09	c
Net realized and unrealized gain (loss)	1.05	2.42	(5.83)	.90	4.02
Total from investment operations	1.09	2.48	(5.76)	.97	4.11
Less distributions from: Net investment income	(.05)	(.08)	(.14)	(.05)	(.03)
Net realized gains	—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.05)	(.08)	(4.05)	(2.69)	(1.16)
Net asset value, end of period	$9.29	$8.25	$5.85	$15.66	$17.38
Total Return (%)b	13.24	43.23	(47.87)	5.84	29.65	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4	10	25
Ratio of expenses before expense reductions (%)	1.76	1.73	1.82	1.81	1.76
Ratio of expenses after expense reductions (%)	1.40	1.39	1.45	1.47	1.43
Ratio of net investment income (%)	.42	.88	.73	.46	.53	c
Portfolio turnover rate (%)	165	190	229	191	136
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2010

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.58% and 0.92% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index
The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,661	$12,091	$13,344	$16,865
	Average annual total return	6.61%	6.53%	5.94%	5.37%
Barclays Capital GNMA Index	Growth of $10,000	$10,667	$12,125	$13,568	$17,679
	Average annual total return	6.67%	6.63%	6.29%	5.86%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,624	$11,968	$13,090	$14,610
	Average annual total return	6.24%	6.17%	5.53%	4.56%
Barclays Capital GNMA Index	Growth of $10,000	$10,667	$12,125	$13,568	$15,655
	Average annual total return	6.67%	6.63%	6.29%	5.41%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Government & Agency Securities VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,001.50	$999.20
Expenses Paid per $1,000*	$3.13	$4.89
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,022.08	$1,020.32
Expenses Paid per $1,000*	$3.16	$4.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.62%	.97%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Government & Agency Securities VIP

During the 12-month period, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors such as corporate bonds outperformed as investors sought yield in an environment of extraordinarily low interest rates. GNMAs, for which repayment of principal is backed by the full faith and credit of the US government, also provided attractive returns for the full period, helped by a declining rate environment and modest prepayments on underlying mortgages.

During the 12-month period ended December 31, 2010, the Fund provided a total return of 6.61% (Class A shares, unadjusted for contract charges), compared with the 6.67% return of its benchmark, the Barclays Capital GNMA Index.

During the year, investors tried to balance the potential impact of very low interest rates on mortgage prepayments against the implications of a tighter lending climate following the financial crisis and downturn in housing prices. The Fund held certain specified pools of seasoned and low-balance mortgages with favorable prepayment characteristics that held up well in the uncertain environment for mortgage-backed securities. We also had significant exposure to longer-duration mortgages, which performed well as interest rates continued to decline for most of the period. The Fund's exposure to higher-interest-rate mortgages was less favorable for relative performance. These issues trade at a premium, and trading in them was particularly impacted by proposals that emerged to enable underwater homeowners to prepay mortgages at par and refinance at lower rates. With refinancing continuing to be difficult for many homeowners, given underwater mortgages and tightened lending standards, we remain comfortable with our overall focus on generating income by holding bonds with higher coupons and steady cash flows. We will continue to closely monitor the refinancing environment and various policy proposals with the potential to increase prepayments. With 30-year mortgage rates still near historically low levels, we will continue to look for opportunities to add floating-rate issues where we can find attractive pricing and other ways to position the Fund ahead of an eventual rise in interest rates.

William Chepolis, CFA

Co-Manager

Ohn Choe, CFA

John D. Ryan

Portfolio Managers

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Government & Agency Securities VIP
Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Mortgage-Backed Securities Pass-Throughs	69%	70%
Collateralized Mortgage Obligation	15%	16%
Government & Agency Obligations	14%	10%
Cash Equivalents	2%	4%
	100%	100%

Coupons*	12/31/10	12/31/09

Less than 4.5%	4%	18%
4.5%-5.49%	50%	29%
5.5%-6.49%	40%	42%
6.5%-7.49%	4%	6%
7.5% and Greater	2%	5%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	5.9 years	5.7 years
Effective Duration	5.0 years	4.6 years

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills.

Asset allocation, coupons and interest rate sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 128.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Government & Agency Securities VIP
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 83.3%
Federal Home Loan Mortgage Corp.:
5.0%, 9/1/2036 (a)	15,000,000	15,732,421
7.0%, with various maturities from 6/1/2032 until 8/1/2035	263,476	290,117
Federal National Mortgage Association:
4.5%, 12/1/2038 (a)	10,000,000	10,266,406
5.0%, with various maturities from 10/1/2033 until 4/1/2036 (a)	14,422,091	15,164,163
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2039 until 10/15/2040 (a)	3,438,403	3,584,194
5.0%, with various maturities from 12/15/2032 until 7/15/2040 (a)	11,397,116	12,327,983
5.5%, with various maturities from 3/15/2029 until 3/20/2040 (a)	46,206,832	49,986,154
6.0%, with various maturities from 7/15/2014 until 7/20/2039 (a)	17,397,268	19,165,837
6.5%, with various maturities from 4/15/2031 until 2/15/2039	4,575,400	5,110,697
7.0%, with various maturities from 10/15/2026 until 2/20/2039	2,685,289	3,011,685
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,095,618	1,242,032
Total Mortgage-Backed Securities Pass-Throughs (Cost $130,051,803)		135,881,689

Collateralized Mortgage Obligations 18.2%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,704,216	1,790,925
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	904,810	784,239
"FO", Series 2418, 1.16%*, 2/15/2032	529,262	539,639
"FA", Series 2419, 1.26%*, 2/15/2032	442,297	452,259
"FA", Series 2436, 1.26%*, 3/15/2032	441,110	450,889
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	2,467,460	271,639
"ZK", Series 3382, 5.0%, 7/15/2037	1,166,312	1,201,332
"22", Series 243, Interest Only, 5.325%**, 6/15/2021	2,429,666	301,574
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	1,075,492	82,363
"S17", Series 244, Interest Only, 6.19%**, 12/15/2036	3,774,462	480,009
"WS", Series 2877, Interest Only, 6.34%**, 10/15/2034	1,106,464	94,741
"A", Series 172, Interest Only, 6.5%, 1/1/2024	50,339	9,913
"ST", Series 2411, Interest Only, 8.49%**, 6/15/2021	2,413,469	379,237
	Principal Amount ($)	Value ($)

Federal National Mortgage Association:
"FA", Series G92-53, 1.031%*, 9/25/2022	1,291,456	1,307,589
"OF", Series 2001-60, 1.211%*, 10/25/2031	223,599	227,868
"FB", Series 2002-30, 1.261%*, 8/25/2031	485,528	496,408
"FG", Series 2002-66, 1.261%*, 9/25/2032	753,586	770,257
"25", Series 351, Interest Only, 4.5%, 5/1/2019	510,823	54,370
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	2,152,932	234,077
"20", Series 334, Interest Only, 5.0%, 3/1/2018	373,251	38,881
"21", Series 334, Interest Only, 5.0%, 3/1/2018	248,750	26,378
''23", Series 339, Interest Only, 5.0%, 7/1/2018	522,209	55,150
"ZA", Series 2008-24, 5.0%, 4/25/2038	602,220	618,402
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,843,156	226,232
"ZQ", Series G93-39, 6.5%, 12/25/2023	457,372	502,399
"SA", Series G92-57, IOette, 82.35%**, 10/25/2022	71,607	146,159
Government National Mortgage Association:
"FB", Series 2001-28, 0.761%*, 6/16/2031	491,847	496,021
"HI", Series 2010-H06, Interest Only, 1.15%**, 4/20/2060	1,022,799	49,913
"BI", Series 2010-H01, Interest Only, 1.596%**, 1/20/2060	1,988,409	147,938
"HI", Series 2010-H21, Interest Only, 1.785%**, 10/20/2060	2,048,263	166,589
"FI", Series 2009-H01, Interest Only, 1.796%**, 11/20/2059	1,998,548	153,688
"JY", Series 2010-20, 4.0%, 12/20/2033	1,786,472	1,647,685
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	587,403	63,474
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	963,539	140,720
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	374,586
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	641,071
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	520,213
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,091,969	2,212,195
"Z", Series 2004-61, 5.0%, 8/16/2034	1,028,732	1,030,343
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	1,050,448
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,471,630	1,553,900
"GZ", Series 2005-24, 5.0%, 3/20/2035	446,319	421,792
"ZA", Series 2005-75, 5.0%, 10/16/2035	502,101	505,910
	Principal Amount ($)	Value ($)

"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,063,979
"MZ", Series 2009-98, 5.0%, 10/16/2039	900,949	918,669
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	563,141	70,675
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	1,178,100	142,207
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	223,861
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,216,333	2,382,304
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	2,858,860	169,796
"NZ", Series 2009-65, 5.5%, 8/20/2039	357,202	377,085
"KZ", Series 2009-78, 5.5%, 9/16/2039	327,726	334,509
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	577,014	86,183
"PY", Series 2009-122, 6.0%, 12/20/2039	650,888	701,828
"SJ", Series 2004-22, Interest Only, 6.339%**, 4/20/2034	590,550	4,362
"SA", Series 2006-47, Interest Only, 6.539%**, 8/16/2036	400,205	65,259
"SM", Series 2004-49, Interest Only, 6.889%**, 1/20/2034	1,154,062	129,137
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	922,676	217,810
"SA", Series 1999-30, Interest Only, 7.739%**, 4/16/2029	698,263	71,332
Total Collateralized Mortgage Obligations (Cost $27,327,105)		29,678,411

	Principal Amount ($)	Value ($)

Government & Agency Obligations 17.0%
Other Government Related 2.3%
Citibank NA, FDIC Guaranteed, 0.316%*, 5/7/2012	2,800,000	2,802,274
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.532%*, 6/15/2012	537,000	538,852
Series 3, FDIC Guaranteed, 0.553%*, 12/26/2012	463,000	465,349
		3,806,475
US Government Sponsored Agency 12.5%
Federal Home Loan Bank, 5.0%, 11/17/2017	18,000,000	20,407,428
US Treasury Obligations 2.2%
US Treasury Bill, 0.185%***, 3/17/2011 (b)	1,045,000	1,044,767
US Treasury Note, 0.875%, 2/29/2012	2,500,000	2,514,550
		3,559,317
Total Government & Agency Obligations (Cost $27,820,256)		27,773,220

	Shares	Value ($)

Cash Equivalents 2.5%
Central Cash Management Fund, 0.19% (c) (Cost $3,978,480)	3,978,480	3,978,480

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $189,177,644)+	121.0	197,311,800
Other Assets and Liabilities, Net	(21.0)	(34,184,750)
Net Assets	100.0	163,127,050

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of December 31, 2010.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $189,177,684. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,134,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,765,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $631,121.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long Term US Treasury Bond	USD	3/22/2011	18	2,287,688	(64,828)

At December 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	3/22/2011	119	14,332,063	(80,855)

Currency Abbreviation
USD United States Dollar

At December 31, 2010, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
10/28/2010 10/28/2025	320,000	1	Floating — LIBOR	Floating — 4.138%++	(10,086)	—	(10,086)
11/1/2010 11/1/2025	540,000	2	Floating — LIBOR	Floating — 4.292%++	(48,753)	—	(48,753)
11/12/2010 11/12/2025	640,000	1	Floating — LIBOR	Floating — 4.285%++	(18,640)	—	(18,640)
11/15/2010 11/15/2025	640,000	2	Floating — LIBOR	Floating — 4.585%++	(53,840)	—	(53,840)
11/16/2010 11/16/2025	320,000	1	Floating — LIBOR	Floating — 4.584%++	(6,437)	—	(6,437)
11/19/2010 11/19/2025	320,000	2	Floating — LIBOR	Floating — 4.784%++	(25,396)	—	(25,396)
11/23/2010 11/23/2025	150,000	1	Floating — LIBOR	Floating — 4.834%++	(1,981)	—	(1,981)
Total unrealized depreciation							(165,133)

++ These interest rate swaps are shown at their current rate as of December 31, 2010.

At December 31, 2010, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	6,900,000	3	0.45%	Citi Global Interest Rate Strategy Index	11,198	4,600	6,598

Counterparties:

1 Morgan Stanley

2 Barclays Capital Securities, Inc.

3 Citigroup, Inc.

LIBOR: London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (d) Mortgage-Backed Securities Pass-Throughs	$—	$135,881,689	$—	$135,881,689
Collateralized Mortgage Obligations	—	29,160,283	518,128	29,678,411
Government & Agency Obligations	—	26,728,453	—	26,728,453
Short-Term Investments	3,978,480	1,044,767	—	5,023,247
Derivatives (e)	—	6,598	—	6,598
Total	$3,978,480	$192,821,790	$518,128	$197,318,398
Liabilities
Derivatives (e)	$(145,683)	$(165,133)	$—	$(310,816)
Total	$(145,683)	$(165,133)	$—	$(310,816)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Collateralized Mortgage Obligations	Government & Agency Obligations	Total
Balance as of December 31, 2009	$135,301	$523,600	$658,901
Realized gains (loss)	(2,253)	—	(2,253)
Change in unrealized appreciation (depreciation)	44,476	36,400	80,876
Amortization premium/discount	(30,311)	—	(30,311)
Net purchases (sales)	370,915	(560,000)	(189,085)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2010	$518,218	$—	$518,218
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$44,476	$—	$44,476

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments Investments in unaffiliated securities, at value (cost $185,199,164)	$193,333,320
Investment in Central Cash Management Fund (cost $3,978,480)	3,978,480
Total investments, at value (cost $189,177,644)	197,311,800
Cash	11,209
Receivable for when-issued and delayed delivery securities sold	62,105,877
Receivable for Fund shares sold	82
Unrealized appreciation on open swap contracts	6,598
Upfront payments paid on open swap contracts	4,600
Interest receivable	663,286
Other assets	1,039
Total assets	260,104,491
Liabilities
Payable for when-issued and delayed delivery securities purchased	96,492,907
Payable for Fund shares redeemed	122,653
Payable for daily variation margin on open futures contracts	22,421
Unrealized depreciation on open swap contracts	165,133
Accrued management fee	64,314
Other accrued expenses and payables	110,013
Total liabilities	96,977,441
Net assets, at value	$163,127,050
Net Assets Consist of
Undistributed net investment income	6,521,765
Net unrealized appreciation (depreciation) on: Investments	8,134,156
Futures	(145,683)
Swap contracts	(158,535)
Accumulated net realized gain (loss)	2,570,629
Paid-in capital	146,204,718
Net assets, at value	$163,127,050
Class A Net Asset Value, offering and redemption price per share ($157,270,905 ÷ 12,120,178 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.98
Class B Net Asset Value, offering and redemption price per share ($5,856,145 ÷ 452,192 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest	$7,879,825
Income distributions — Central Cash Management Fund	11,105
Total income	7,890,930
Expenses: Management fee	789,612
Administration fee	175,469
Services to shareholders	2,747
Distribution service fee (Class B)	15,782
Record keeping fees (Class B)	6,123
Custodian fee	19,184
Legal fees	10,450
Audit and tax fees	67,125
Trustees' fees and expenses	8,731
Reports to shareholders	21,188
Other	30,423
Total expenses	1,146,834
Net investment income	6,744,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,806,212
Futures	950,817
Written options	87,625
Swap contracts	(659,466)
3,185,188
Change in net unrealized appreciation (depreciation) on: Investments	1,027,186
Futures	475,938
Swap contracts	(95,677)
1,407,447
Net gain (loss)	4,592,635
Net increase (decrease) in net assets resulting from operations	$11,336,731

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$6,744,096	$8,168,646
Net realized gain (loss)	3,185,188	2,256,128
Change in net unrealized appreciation (depreciation)	1,407,447	5,187,713
Net increase (decrease) in net assets resulting from operations	11,336,731	15,612,487
Distributions to shareholders from: Net investment income: Class A	(7,785,441)	(9,576,836)
Class B	(277,185)	(337,035)
Total distributions	(8,062,626)	(9,913,871)
Fund share transactions: Class A Proceeds from shares sold	38,574,553	23,250,916
Reinvestment of distributions	7,785,441	9,576,836
Payments for shares redeemed	(61,339,038)	(80,587,867)
Net increase (decrease) in net assets from Class A share transactions	(14,979,044)	(47,760,115)
Class B Proceeds from shares sold	653,336	1,821,403
Reinvestment of distributions	277,185	337,035
Payments for shares redeemed	(1,704,050)	(3,752,537)
Net increase (decrease) in net assets from Class B share transactions	(773,529)	(1,594,099)
Increase (decrease) in net assets	(12,478,468)	(43,655,598)
Net assets at beginning of period	175,605,518	219,261,116
Net assets at end of period (including undistributed net investment income of $6,521,765 and $7,761,196, respectively)	$163,127,050	$175,605,518
Other Information
Class A Shares outstanding at beginning of period	13,231,519	17,044,556
Shares sold	2,996,102	1,856,164
Shares issued to shareholders in reinvestment of distributions	623,833	788,217
Shares redeemed	(4,731,276)	(6,457,418)
Net increase (decrease) in Class A shares	(1,111,341)	(3,813,037)
Shares outstanding at end of period	12,120,178	13,231,519
Class B Shares outstanding at beginning of period	510,999	639,523
Shares sold	50,683	144,579
Shares issued to shareholders in reinvestment of distributions	22,193	27,739
Shares redeemed	(131,683)	(300,842)
Net increase (decrease) in Class B shares	(58,807)	(128,524)
Shares outstanding at end of period	452,192	510,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$12.78	$12.40	$12.38		$12.28		$12.26
Income (loss) from investment operations: Net investment incomea	.50	.52	.56		.58		.55
Net realized and unrealized gain (loss)	.32	.45	.04		.12		(.06)
Total from investment operations	.82	.97	.60		.70		.49
Less distributions from: Net investment income	(.62)	(.59)	(.58)		(.60)		(.47)
Net asset value, end of period	$12.98	$12.78	$12.40		$12.38		$12.28
Total Return (%)	6.61	8.08	4.93	b	5.95	b	4.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	169	211		199		211
Ratio of expenses before expense reductions (%)	.64	.58	.66		.66		.67
Ratio of expenses after expense reductions (%)	.64	.58	.65		.63		.67
Ratio of net investment income (%)	3.86	4.16	4.58		4.77		4.56
Portfolio turnover rate (%)	423	390	543		465		241
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Class B Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$12.75	$12.37	$12.35		$12.25		$12.23
Income (loss) from investment operations: Net investment incomea	.46	.48	.52		.53		.50
Net realized and unrealized gain (loss)	.31	.45	.03		.12		(.06)
Total from investment operations	.77	.93	.55		.65		.44
Less distributions from: Net investment income	(.57)	(.55)	(.53)		(.55)		(.42)
Net asset value, end of period	$12.95	$12.75	$12.37		$12.35		$12.25
Total Return (%)	6.24	7.70	4.60	b	5.43	b	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	8		5		33
Ratio of expenses before expense reductions (%)	.99	.92	1.00		1.04		1.07
Ratio of expenses after expense reductions (%)	.99	.92	1.00		1.01		1.07
Ratio of net investment income (%)	3.51	3.81	4.24		4.39		4.16
Portfolio turnover rate (%)	423	390	543		465		241
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.67% and 0.94% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/life of class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index
The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,400	$12,138	$13,538	$20,159
	Average annual total return	14.00%	6.67%	6.25%	7.26%
Credit Suisse High Yield Index	Growth of $10,000	$11,442	$13,028	$14,966	$23,912
	Average annual total return	14.42%	9.22%	8.40%	9.11%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,364	$12,040	$13,329	$19,657
	Average annual total return	13.64%	6.38%	5.92%	8.28%
Credit Suisse High Yield Index	Growth of $10,000	$11,442	$13,028	$14,966	$22,564
	Average annual total return	14.42%	9.22%	8.40%	10.04%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS High Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,098.70	$1,098.30
Expenses Paid per $1,000*	$3.65	$5.02
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,021.73	$1,020.42
Expenses Paid per $1,000*	$3.52	$4.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.69%	.95%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS High Income VIP

High-yield bonds — as gauged by the Fund's benchmark, the Credit Suisse High Yield Index — returned 14.42% in 2010 and outperformed the broader fixed-income market, as measured by the 6.54% return of the Barclays Capital US Aggregate Bond Index. High-yield bonds were energized by an environment of low government bond yields, improving balance sheets for high-yield companies and a steep decline in the default rate. The Class A shares of the Fund returned 14.00% (unadjusted for contract charges), underperforming the benchmark.

The Fund's underperformance was partially the result of our overweights in certain lower-volatility issuers such as NRG Energy, Inc. and HCA, Inc., as well as our underweights in higher-volatility issuers such as CIT Group, Inc., Realogy Corp.* and Residential Capital.*1 These detractors demonstrate that our risk management process can sometimes cause us to miss some winners. However, we believe a focus on risk and reward — rather than trying to chase short-term performance in the hottest areas of the market — remains the most prudent strategy.

The largest contributor to the Fund's performance was the Fund's exposure to bonds issued by Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage of an upgrade to its credit quality rating.2 Our security selection in the chemicals sector, were key contributors included Hexion Specialty Chemicals,* Huntsman International LLC and Ashland, Inc., proved helpful to performance.

We maintain an upbeat outlook on high-yield bonds. Many positive factors remain in place, including accommodative monetary policy, new fiscal stimulus, strong corporate balance sheets and the high cash balances of large-cap corporations. The market is also benefiting from increased merger and acquisition activity, a receptive new issue environment, and a lower-than-expected default rate.

Given the supportive factors that characterize the current market backdrop, we believe the combination of attractive yields and a low single-digit default rate indicate a potentially favorable risk/return trade-off for high-yield bonds. However, bottom-up credit research and security selection will be more important than ever, given the substantial impact that individual defaults can have on performance in a low-default environment.

Gary Russell, CFA

Portfolio Manager

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS High Income VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	87%	91%
Cash Equivalents	8%	0%
Loan Participations and Assignments	4%	8%
Preferred Securities	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Consumer Discretionary	20%	18%
Financials	19%	17%
Materials	12%	14%
Energy	12%	11%
Telecommunication Services	11%	11%
Industrials	10%	8%
Health Care	5%	7%
Information Technology	4%	3%
Consumer Staples	4%	3%
Utilities	3%	8%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

A	—	1%
BBB	—	7%
BB	15%	35%
B	54%	37%
CCC	26%	14%
D	1%	3%
Not Rated	4%	3%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	5.5 years	4.8 years
Effective Duration	3.5 years	3.7 years

Asset allocation, sector diversification and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 142.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS High Income VIP
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 85.6%
Consumer Discretionary 16.6%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	595,900
8.75%, 6/1/2019		765,000	816,638
American Achievement Corp., 144A, 10.875%, 4/15/2016		570,000	584,250
Ameristar Casinos, Inc., 9.25%, 6/1/2014		395,000	422,650
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	595,900
144A, 8.375%, 11/15/2020		460,000	474,950
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		380,000	393,775
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		535,000	540,350
9.625%, 3/15/2018		260,000	280,150
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		285,000	270,750
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		155,000	158,100
Brunswick Corp., 144A, 11.25%, 11/1/2016		295,000	351,050
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	68,088
8.0%, 4/15/2020		65,000	69,550
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		340,000	57,800
Carrols Corp., 9.0%, 1/15/2013		225,000	225,563
CCO Holdings LLC:
7.25%, 10/30/2017		520,000	527,800
7.875%, 4/30/2018		225,000	232,875
8.125%, 4/30/2020		150,000	157,875
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,280,000	1,337,600
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		100,000	108,750
Series B, 9.25%, 12/15/2017		150,000	164,250
CSC Holdings LLC:
8.5%, 4/15/2014		500,000	549,375
8.5%, 6/15/2015		430,000	466,550
DineEquity, Inc., 144A, 9.5%, 10/30/2018		455,000	482,300
DISH DBS Corp., 7.125%, 2/1/2016		465,000	480,113
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		490,000	1,715
Gannett Co., Inc.:
8.75%, 11/15/2014		145,000	162,038
9.375%, 11/15/2017		295,000	328,925
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		225,000	256,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	516,362
		Principal Amount ($) (a)	Value ($)

Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		375,000	466,406
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		790,000	720,875
11.25%, 6/1/2017		1,415,000	1,591,875
144A, 12.75%, 4/15/2018		295,000	296,475
Hertz Corp.:
144A, 7.5%, 10/15/2018		905,000	938,937
8.875%, 1/1/2014		645,000	659,512
Lear Corp.:
7.875%, 3/15/2018		235,000	251,450
8.125%, 3/15/2020		230,000	250,125
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		85,000	99,450
Mediacom Broadband LLC, 8.5%, 10/15/2015		635,000	638,175
Mediacom LLC, 9.125%, 8/15/2019		560,000	571,200
MGM Resorts International:
144A, 9.0%, 3/15/2020		145,000	159,500
144A, 10.0%, 11/1/2016		105,000	107,888
10.375%, 5/15/2014		340,000	381,650
11.125%, 11/15/2017		455,000	523,250
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		150,000	148,500
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		155,000	163,719
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,338,750
Norcraft Holdings LP, 9.75%, 9/1/2012		630,000	633,937
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,085,000	1,106,700
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	331,931
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		160,000	170,000
Regal Entertainment Group, 9.125%, 8/15/2018		140,000	149,100
Sabre Holdings Corp., 8.35%, 3/15/2016		515,000	494,400
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		345,000	321,713
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	206,500
144A, 7.804%, 10/1/2020		450,000	438,525
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		315,000	340,200
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		340,000	368,050
Sonic Automotive, Inc.:
5.0%, 10/1/2029		155,000	192,588
Series B, 9.0%, 3/15/2018		565,000	594,662
Standard Pacific Corp.:
8.375%, 5/15/2018		100,000	100,000
10.75%, 9/15/2016		440,000	507,100
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	681,100
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		200,000	210,000
		Principal Amount ($) (a)	Value ($)

Travelport LLC:
4.921%***, 9/1/2014		390,000	345,150
9.0%, 3/1/2016		390,000	377,813
9.875%, 9/1/2014		275,000	267,781
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	808,461
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		945,000	987,525
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		140,000	147,000
UPC Holding BV:
144A, 8.0%, 11/1/2016	EUR	405,000	562,850
144A, 8.375%, 8/15/2020	EUR	210,000	290,445
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		258,716	7,761
Visant Corp., 144A, 10.0%, 10/1/2017		460,000	488,750
Wynn Las Vegas LLC, 7.75%, 8/15/2020		280,000	303,100
Young Broadcasting, Inc., 8.75%, 1/15/2014**		2,040,000	20
			32,419,391
Consumer Staples 3.6%
B&G Foods, Inc., 7.625%, 1/15/2018		170,000	178,925
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	226,825
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	555,000
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		280,000	277,200
NBTY, Inc., 144A, 9.0%, 10/1/2018		140,000	149,450
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,081,750	1,956,845
Rite Aid Corp.:
7.5%, 3/1/2017		295,000	283,569
8.0%, 8/15/2020		580,000	603,925
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,880,000	1,955,200
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		180,000	184,500
SUPERVALU, Inc., 8.0%, 5/1/2016		210,000	201,075
Tops Holding Corp., 10.125%, 10/15/2015		330,000	339,075
			6,911,589
Energy 10.6%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		300,000	304,500
Arch Coal, Inc., 7.25%, 10/1/2020		110,000	116,050
Belden & Blake Corp., 8.75%, 7/15/2012		2,050,000	1,957,750
Berry Petroleum Co., 6.75%, 11/1/2020		535,000	537,675
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		300,000	301,500
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	511,675
Chaparral Energy, Inc., 8.5%, 12/1/2015		1,370,000	1,393,975
		Principal Amount ($) (a)	Value ($)

Chesapeake Energy Corp.:
6.625%, 8/15/2020		365,000	359,525
6.875%, 8/15/2018		185,000	187,775
6.875%, 11/15/2020		510,000	516,375
7.25%, 12/15/2018		620,000	641,700
9.5%, 2/15/2015		260,000	293,150
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	155,694
8.5%, 12/15/2019		150,000	164,250
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		655,000	697,575
144A, 8.25%, 4/1/2020		250,000	270,000
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		175,000	183,750
7.375%, 10/1/2020		195,000	206,700
8.25%, 10/1/2019		105,000	116,550
Crosstex Energy LP, 8.875%, 2/15/2018		365,000	391,006
Dynegy Holdings, Inc., 7.75%, 6/1/2019		330,000	220,275
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	221,450
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	321,300
Genesis Energy LP, 144A, 7.875%, 12/15/2018		365,000	363,175
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	771,125
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	144,200
Holly Corp., 9.875%, 6/15/2017		545,000	594,050
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		330,000	344,850
Inergy LP, 144A, 7.0%, 10/1/2018		350,000	352,625
Linn Energy LLC:
144A, 7.75%, 2/1/2021		335,000	343,375
144A, 8.625%, 4/15/2020		305,000	328,638
11.75%, 5/15/2017		650,000	744,250
Newfield Exploration Co., 7.125%, 5/15/2018		640,000	673,600
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		275,000	298,375
OPTI Canada, Inc., 7.875%, 12/15/2014		690,000	487,312
Petrohawk Energy Corp.:
7.25%, 8/15/2018		280,000	282,800
7.875%, 6/1/2015		220,000	229,075
10.5%, 8/1/2014		380,000	433,200
Plains Exploration & Production Co.:
7.0%, 3/15/2017		220,000	226,050
7.625%, 6/1/2018		720,000	757,800
8.625%, 10/15/2019		400,000	438,000
Range Resources Corp., 6.75%, 8/1/2020		105,000	108,281
Regency Energy Partners LP, 6.875%, 12/1/2018		205,000	207,563
Sabine Pass LNG LP:
7.25%, 11/30/2013		930,000	904,425
7.5%, 11/30/2016		100,000	93,750
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		140,000	143,325
		Principal Amount ($) (a)	Value ($)

Southwestern Energy Co., 7.5%, 2/1/2018		585,000	659,587
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	575,250
8.625%, 2/1/2017		125,000	126,875
			20,701,756
Financials 14.9%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		775,000	716,875
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		830,000	747,000
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		555,000	555,000
7.0%, 2/1/2012		565,000	584,775
144A, 7.5%, 9/15/2020		705,000	739,369
8.0%, 3/15/2020		685,000	748,362
8.0%, 11/1/2031		215,000	231,663
Antero Resources Finance Corp., 9.375%, 12/1/2017		70,000	73,238
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		215,000	221,719
144A, 7.375%, 10/15/2017	EUR	140,000	188,485
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	395,382
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		600,000	594,750
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (b)		165,000	175,725
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	605,625
Case New Holland, Inc., 7.75%, 9/1/2013		290,000	311,750
CIT Group, Inc.:
7.0%, 5/1/2013		430,000	438,600
7.0%, 5/1/2015		623,195	624,753
7.0%, 5/1/2017		2,085,000	2,090,212
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		245,000	247,450
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	465,450
E*TRADE Financial Corp.:
7.375%, 9/15/2013		995,000	990,025
12.5%, 11/30/2017 (PIK)		632,000	742,600
Express LLC, 8.75%, 3/1/2018		260,000	276,250
FCE Bank PLC, 9.375%, 1/17/2014	EUR	700,000	1,040,644
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		257,000	269,850
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		355,000	373,102
8.125%, 1/15/2020		100,000	116,341
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	480,900
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		140,000	139,125
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		330,000	344,025
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	322,107	258
		Principal Amount ($) (a)	Value ($)

Hexion US Finance Corp., 8.875%, 2/1/2018		2,000,000	2,137,500
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		670,000	703,500
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		235,000	252,625
144A, 8.75%, 3/15/2017		465,000	498,712
iPayment, Inc., 9.75%, 5/15/2014		475,000	446,500
National Money Mart Co., 10.375%, 12/15/2016		790,000	853,200
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		150,000	153,375
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		505,000	530,250
144A, 7.75%, 10/15/2018		150,000	155,250
11.5%, 5/1/2016		150,000	173,250
Nuveen Investments, Inc., 10.5%, 11/15/2015		700,000	715,750
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		305,000	302,331
Pinafore LLC, 144A, 9.0%, 10/1/2018		230,000	248,400
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	434,562
9.25%, 4/1/2015		695,000	723,669
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		415,000	422,263
144A, 7.75%, 10/15/2016		550,000	581,625
144A, 8.5%, 5/15/2018		610,000	613,050
144A, 9.0%, 4/15/2019		590,000	611,387
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		230,000	248,400
SLM Corp., 8.0%, 3/25/2020		135,000	136,877
Susser Holdings LLC, 8.5%, 5/15/2016		175,000	187,688
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,220,000	622
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		769,696	767,772
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,135,000	1,282,550
WMG Acquisition Corp., 9.5%, 6/15/2016		375,000	402,188
			29,112,599
Health Care 3.9%
Community Health Systems, Inc., 8.875%, 7/15/2015		435,000	456,750
DaVita, Inc.:
6.375%, 11/1/2018		130,000	129,350
6.625%, 11/1/2020		130,000	128,700
Hanger Orthopedic Group, Inc., 7.125%, 11/15/2018		140,000	139,650
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (b)		605,000	605,000
HCA, Inc.:
9.25%, 11/15/2016		2,040,000	2,176,425
9.625%, 11/15/2016 (PIK)		809,000	866,641
IASIS Healthcare LLC, 8.75%, 6/15/2014		525,000	538,781
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	102,363
		Principal Amount ($) (a)	Value ($)

The Cooper Companies, Inc., 7.125%, 2/15/2015		840,000	865,200
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		245,000	243,775
144A, 7.0%, 10/1/2020		385,000	380,187
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		285,000	292,125
144A, 8.0%, 2/1/2018		305,000	311,100
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		420,000	424,200
			7,660,247
Industrials 8.8%
Accuride Corp., 144A, 9.5%, 8/1/2018		405,000	438,413
Actuant Corp., 6.875%, 6/15/2017		300,000	306,750
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		190,000	199,500
ARAMARK Corp., 8.5%, 2/1/2015		560,000	585,200
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		610,000	605,425
ArvinMeritor, Inc., 8.125%, 9/15/2015		280,000	292,950
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	216,825
8.5%, 7/1/2018		300,000	328,500
Belden, Inc., 7.0%, 3/15/2017		420,000	425,250
Briggs & Stratton Corp., 6.875%, 12/15/2020		195,000	198,900
Cenveo Corp., 8.875%, 2/1/2018		1,055,000	1,020,712
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		390,000	403,650
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		396,000	272,998
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	37,144
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		99,000	107,786
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		490,000	502,250
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		195,000	193,538
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	402,188
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		300,000	302,625
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		295,000	299,425
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		435,000	426,300
10.625%, 10/15/2016		365,000	374,125
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,045,000	1,092,025
8.0%, 2/1/2018		715,000	773,987
Kansas City Southern Railway Co., 8.0%, 6/1/2015		655,000	704,125
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		680,000	707,200
Ply Gem Industries, Inc., 13.125%, 7/15/2014		515,000	547,187
		Principal Amount ($) (a)	Value ($)

RailAmerica, Inc., 9.25%, 7/1/2017		304,000	334,020
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		715,000	759,687
11.75%, 8/1/2016		120,000	128,700
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		135,000	142,425
Sitel LLC, 144A, 11.5%, 4/1/2018		565,000	466,125
Spirit AeroSystems, Inc.:
144A, 6.75%, 12/15/2020		205,000	205,513
7.5%, 10/1/2017		215,000	223,600
SPX Corp., 144A, 6.875%, 9/1/2017		130,000	138,125
Titan International, Inc., 144A, 7.875%, 10/1/2017		945,000	996,975
Triumph Group, Inc., 8.0%, 11/15/2017		75,000	78,000
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		325,000	326,625
United Rentals North America, Inc.:
9.25%, 12/15/2019		830,000	923,375
10.875%, 6/15/2016		390,000	445,575
USG Corp., 144A, 9.75%, 8/1/2014		220,000	232,100
			17,165,823
Information Technology 4.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		570,000	450,300
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		210,000	211,575
Amkor Technology, Inc., 7.375%, 5/1/2018		250,000	260,000
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		350,000	359,188
CDW LLC, 11.0%, 10/12/2015		440,000	456,500
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		95,000	99,988
144A, 7.875%, 7/15/2020		130,000	137,475
First Data Corp., 144A, 8.875%, 8/15/2020 (b)		495,000	522,225
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,520,000	1,672,000
InterXion Holding NV, 144A, 9.5%, 2/12/2017	EUR	210,000	294,654
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	162,763
MasTec, Inc., 7.625%, 2/1/2017		610,000	606,950
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		140,000	140,700
10.25%, 8/15/2015		1,790,000	1,881,737
10.625%, 5/15/2015		365,000	402,412
Vangent, Inc., 9.625%, 2/15/2015		350,000	316,750
			7,975,217
Materials 10.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		237,000	189,600
Ashland, Inc., 9.125%, 6/1/2017		260,000	299,650
		Principal Amount ($) (a)	Value ($)

Berry Plastics Corp.:
8.25%, 11/15/2015		660,000	699,600
9.5%, 5/15/2018		390,000	390,975
144A, 9.75%, 1/15/2021		460,000	455,400
Boise Paper Holdings LLC, 8.0%, 4/1/2020		170,000	181,900
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		230,000	232,300
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		200,000	206,500
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		390,000	402,675
Clondalkin Acquisition BV, 144A, 2.302%***, 12/15/2013		265,000	253,738
CPG International I, Inc., 10.5%, 7/1/2013		880,000	897,600
Crown Americas LLC, 7.625%, 5/15/2017		40,000	43,000
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	125,000	174,137
Domtar Corp., 10.75%, 6/1/2017		380,000	478,800
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,410,000	1,418,812
Exopack Holding Corp., 11.25%, 2/1/2014		1,415,000	1,468,062
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		140,000	143,500
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,116,102
10.0%, 3/31/2015		1,277,440	1,162,470
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	73,325
9.5%, 6/15/2017		810,000	883,912
Hexcel Corp., 6.75%, 2/1/2015		1,425,000	1,453,500
Huntsman International LLC:
8.625%, 3/15/2020		330,000	358,875
144A, 8.625%, 3/15/2021		140,000	151,200
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		325,000	345,719
144A, 9.25%, 5/15/2015	EUR	120,000	169,977
Koppers, Inc., 7.875%, 12/1/2019		440,000	471,900
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,120,000	1,041,600
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		323,000	357,319
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		200,000	189,500
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021		385,000	406,175
144A, 9.5%, 1/15/2021	EUR	385,000	535,054
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	1,027,612
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	175,022
Radnor Holdings Corp., 11.0%, 3/15/2010**		265,000	27
		Principal Amount ($) (a)	Value ($)

Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		270,000	276,750
Silgan Holdings, Inc., 7.25%, 8/15/2016		415,000	441,975
Solo Cup Co., 10.5%, 11/1/2013		210,000	219,450
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		465,000	494,063
United States Steel Corp., 7.375%, 4/1/2020		480,000	492,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	979,950
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		830,088	448,248
			21,207,974
Telecommunication Services 9.7%
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		130,000	134,225
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		720,000	712,800
8.375%, 10/15/2020		1,030,000	988,800
8.75%, 3/15/2018		350,000	328,125
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		240,000	259,200
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		1,455,000	1,385,887
10.0%, 7/15/2015 (b)		380,000	407,075
Crown Castle International Corp., 9.0%, 1/15/2015		775,000	854,437
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		495,000	544,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,090,000	1,117,250
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	638,816	76,584
Frontier Communications Corp.:
7.875%, 4/15/2015		65,000	71,013
8.25%, 4/15/2017		395,000	433,512
8.5%, 4/15/2020		525,000	573,562
8.75%, 4/15/2022		70,000	76,300
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		278,182	102,927
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,105,000	1,139,531
Intelsat Corp., 9.25%, 6/15/2016		1,735,000	1,873,800
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		695,000	701,950
11.25%, 6/15/2016		65,000	70,038
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		765,000	845,325
Intelsat Subsidiary Holding Co. SA:
Series B, 144A, 8.875%, 1/15/2015		165,000	168,713
8.875%, 1/15/2015		960,000	986,400
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		480,000	457,200
7.875%, 9/1/2018		135,000	140,063
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	231,190
Sprint Nextel Corp., 8.375%, 8/15/2017		590,000	632,775
		Principal Amount ($) (a)	Value ($)

Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,734,261
West Corp.:
144A, 7.875%, 1/15/2019		285,000	289,988
144A, 8.625%, 10/1/2018		75,000	79,500
Windstream Corp.:
7.0%, 3/15/2019		430,000	423,550
7.875%, 11/1/2017		845,000	888,306
8.125%, 9/1/2018		180,000	189,000
8.625%, 8/1/2016		70,000	73,675
			18,991,462
Utilities 2.5%
AES Corp.:
8.0%, 10/15/2017		415,000	438,863
8.0%, 6/1/2020		525,000	556,500
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	477,725
144A, 7.875%, 7/31/2020		560,000	567,000
Edison Mission Energy, 7.0%, 5/15/2017		1,220,000	966,850
Ferrellgas LP, 144A, 6.5%, 5/1/2021		120,000	117,000
GenOn Energy, Inc., 7.875%, 6/15/2017		150,000	145,500
NRG Energy, Inc.:
7.375%, 1/15/2017		990,000	1,019,700
144A, 8.25%, 9/1/2020		490,000	502,250
			4,791,388
Total Corporate Bonds (Cost $166,048,582)			166,937,446

Loan Participations and Assignments 4.3%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		700,000	0
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015 (PIK)		94,092	71,980
Term Loan B, 12.0%, 4/21/2015 (PIK)		379,251	356,307
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		475,000	482,880
Clear Channel Communication, Term Loan B, 3.911%, 1/28/2016		580,000	505,760
Dunkin' Brands, Inc., Term Loan B, 5.75%, 11/23/2017		360,000	364,851
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		1,014,352	892,112
Letter of Credit, 2.289%, 3/26/2014		60,643	53,335
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		681,580	657,554
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	1,699,736	2,265,246
Nuveen Investments, Inc., First Lien, Term Loan, 3.303%, 11/13/2014		590,000	565,049
		Principal Amount ($) (a)	Value ($)

Pinafore LLC, Term Loan B, 6.25%, 9/29/2016		606,772	616,065
Roundy's Supermarkets, Inc., Second Lien, Term Loan, 10.0%, 4/18/2016		325,000	330,486
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		1,009,426	705,589
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		465,179	427,732
Total Loan Participations and Assignments (Cost $9,217,474)			8,294,946

Preferred Security 0.5%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $733,742)		1,135,000	879,625

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $31,000)	31	31,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	63,896
Dex One Corp.*	3,884	28,975
SuperMedia, Inc.*	726	6,323
Trump Entertainment Resorts, Inc.*	45	821
Vertis Holdings, Inc.*	9,993	0
		100,015
Industrials 0.0%
Congoleum Corp.*	1,200,000	1
Quad Graphics, Inc.*	649	26,778
		26,779
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
		22,466
Total Common Stocks (Cost $2,406,514)		149,260

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	33
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,100	12,514
Total Warrants (Cost $244,286)		12,547

	Shares	Value ($)

Preferred Stock 0.2%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $402,862)	440	415,869

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $1,419,848)	1,419,848	1,419,848

	Shares	Value ($)

Cash Equivalents 7.9%
Central Cash Management Fund, 0.19% (c) (Cost $15,421,844)	15,421,844	15,421,844

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $195,926,152)+	99.3	193,562,385
Other Assets and Liabilities, Net	0.7	1,455,541
Net Assets	100.0	195,017,926

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	700,000	0
CanWest MediaWorks LP	9.25%	8/1/2015	340,000	USD	340,000	57,800
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	490,000	USD	495,963	1,715
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	278,182	USD	264,717	102,927
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	27
Tribune Co.	LIBOR plus 3.0%	6/4/2014	1,009,426	USD	905,407	705,589
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	622
Vertis, Inc.	13.5%	4/1/2014	258,716	USD	105,102	7,761
Wolverine Tube, Inc.	15.0%	3/31/2012	830,088	USD	830,088	448,248
Young Broadcasting, Inc.	8.75%	1/15/2014	2,040,000	USD	1,981,498	20
					6,816,689	1,324,709

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $195,945,391. At December 31, 2010, net unrealized depreciation for all securities based on tax cost was $2,383,006. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,065,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,448,582.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $1,366,721, which is 0.7% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At December 31, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (e)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (f)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	380,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	38,123	4,658	33,465
6/21/2010 9/20/2013	1,230,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	127,393	(56,319)	183,712
6/21/2010 9/20/2015	560,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	63,225	(9,982)	73,207
6/21/2010 9/20/2015	175,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	19,758	(16,625)	36,383
6/21/2010 9/20/2015	320,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	32,103	(9,200)	41,303
6/21/2010 9/20/2015	100,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	11,290	(6,896)	18,186
Total unrealized appreciation							386,256

(e) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(f) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 Citigroup, Inc.

2 The Goldman Sachs & Co.

3 Bank of America

4 JPMorgan Chase Securities, Inc.

5 Credit Suisse

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	120,274	EUR	91,900	1/20/2011	2,528	JP Morgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,957,900	USD	6,564,051	1/20/2011	(60,959)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$—	$164,153,007	$2,784,439	$166,937,446
Loan Participations and Assignments	—	8,294,946	0	8,294,946
Preferred Security	—	879,625	—	879,625
Other Investments	—	—	31,000	31,000
Common Stocks (g)	125,972	—	23,288	149,260
Warrants (g)	—	—	12,547	12,547
Preferred Stock	—	415,869	—	415,869
Short-Term Investments (g)	16,841,692	—	—	16,841,692
Derivatives (h)	—	388,784	—	388,784
Total	$16,967,664	$174,132,231	$2,851,274	$193,951,169
Liabilities
Derivatives (h)	$—	$(60,959)	$—	$(60,959)
Total	$—	$(60,959)	$—	$(60,959)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	$2,525,906		$1,393,416	$—	$22,466	$0	$5,989	$3,947,777
Realized gains (loss)	—		98,158	—	—	(46,019)	—	52,139
Change in unrealized appreciation (depreciation)	233,232		38,370	0	(89)	46,019	6,558	324,090
Amortization premium/discount	16,050		11,724	—	—	—	—	27,774
Net purchases (sales)	165,230		(1,541,668)	31,000	911	0	0	(1,344,527)
Transfers into Level 3	57,741	(i)	—	—	—	—	—	57,741
Transfers (out) of Level 3	(213,720	) (j)	—	—	—	—	—	(213,720)
Balance as of December 31, 2010	$2,784,439		$0	$31,000	$23,288	$—	$12,547	$2,851,274
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$(710,006)		$0	$0	$(89)	$—	$6,558	$(690,530)

Transfers between price levels are recognized at the beginning of the reporting period.

(i) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $179,084,460) — including $1,366,721 of securities loaned	$176,720,693
Investment in Daily Assets Fund Institutional (cost $1,419,848)*	1,419,848
Investment in Central Cash Management Fund (cost $15,421,844)	15,421,844
Total investments, at value (cost $195,926,152)	193,562,385
Cash	75,291
Deposits from broker for open swap contracts	110,000
Foreign currency, at value (cost $132)	134
Receivable for investments sold	368,304
Receivable for Fund shares sold	43,905
Unrealized appreciation on open swap contracts	386,256
Upfront payments paid on swaps	4,658
Unrealized appreciation on open forward foreign currency exchange contracts	2,528
Interest receivable	3,600,397
Foreign taxes recoverable	3,198
Other assets	1,102
Total assets	198,158,158
Liabilities
Payable for investments purchased	1,180,462
Payable upon return of deposit	110,000
Payable for Fund shares redeemed	46,874
Payable upon return of securities loaned	1,419,848
Upfront payments received on open swap contracts	99,022
Unrealized depreciation on open forward foreign currency exchange contracts	60,959
Accrued management fee	79,351
Other accrued expenses and payables	143,716
Total liabilities	3,140,232
Net assets, at value	$195,017,926
Net Assets Consist of
Undistributed net investment income	15,993,708
Net unrealized appreciation (depreciation) on: Investments	(2,363,767)
Swap contracts	386,256
Foreign currency	(58,348)
Accumulated net realized gain (loss)	(53,315,448)
Paid-in capital	234,375,525
Net assets, at value	$195,017,926
Class A Net Asset Value, offering and redemption price per share ($194,873,758 ÷ 28,235,548 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.90
Class B Net Asset Value, offering and redemption price per share ($144,168 ÷ 20,802 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.93

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Interest (net of foreign taxes withheld of $1,461)	$16,276,745
Income distributions — Central Cash Management Fund	20,610
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,213
Total income	16,309,568
Expenses: Management fee	946,284
Administration fee	189,257
Services to shareholders	7,017
Distribution service fee (Class B)	367
Custodian fee	48,519
Legal fees	54,464
Audit and tax fees	74,597
Trustees' fees and expenses	9,300
Reports to shareholders	11,655
Other	25,049
Total expenses	1,366,509
Net investment income (loss)	14,943,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	797,934
Swap contracts	1,020,868
Foreign currency	1,101,998
2,920,800
Change in net unrealized appreciation (depreciation) on: Investments	6,596,217
Swap contracts	386,256
Foreign currency	(30,720)
6,951,753
Net gain (loss)	9,872,553
Net increase (decrease) in net assets resulting from operations	$24,815,612

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$14,943,059	$15,506,352
Net realized gain (loss)	2,920,800	(10,439,947)
Change in net unrealized appreciation (depreciation)	6,951,753	54,537,371
Net increase (decrease) in net assets resulting from operations	24,815,612	59,603,776
Distributions to shareholders from: Net investment income: Class A	(15,325,538)	(18,645,480)
Class B	(11,524)	(15,950)
Total distributions	(15,337,062)	(18,661,430)
Fund share transactions: Class A Proceeds from shares sold	73,550,670	36,369,714
Reinvestment of distributions	15,325,538	18,645,480
Payments for shares redeemed	(100,347,223)	(52,798,244)
Net increase (decrease) in net assets from Class A share transactions	(11,471,015)	2,216,950
Class B Proceeds from shares sold	2,173	2,036
Reinvestment of distributions	11,524	15,950
Payments for shares redeemed	(27,277)	(32,524)
Net increase (decrease) in net assets from Class B share transactions	(13,580)	(14,538)
Increase (decrease) in net assets	(2,006,045)	43,144,758
Net assets at beginning of period	197,023,971	153,879,213
Net assets at end of period (including undistributed net investment income of $15,993,708 and $15,102,955, respectively)	$195,017,926	$197,023,971
Other Information
Class A Shares outstanding at beginning of period	30,057,940	29,000,230
Shares sold	11,151,687	6,555,256
Shares issued to shareholders in reinvestment of distributions	2,379,742	3,844,429
Shares redeemed	(15,353,821)	(9,341,975)
Net increase (decrease) in Class A shares	(1,822,392)	1,057,710
Shares outstanding at end of period	28,235,548	30,057,940
Class B Shares outstanding at beginning of period	22,888	25,274
Shares sold	319	379
Shares issued to shareholders in reinvestment of distributions	1,778	3,268
Shares redeemed	(4,183)	(6,033)
Net increase (decrease) in Class B shares	(2,086)	(2,386)
Shares outstanding at end of period	20,802	22,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.55	$5.30	$7.81		$8.38	$8.23
Income (loss) from investment operations: Net investment incomea	.52	.51	.57		.63	.62
Net realized and unrealized gain (loss)	.36	1.40	(2.29)		(.54)	.19
Total from investment operations	.88	1.91	(1.72)		.09	.81
Less distributions from: Net investment income	(.53)	(.66)	(.79)		(.66)	(.66)
Net asset value, end of period	$6.90	$6.55	$5.30		$7.81	$8.38
Total Return (%)	14.00	39.99	(23.94	)b	.96	10.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	197	154		248	322
Ratio of expenses before expense reductions (%)	.72	.67	.80		.69	.71
Ratio of expenses after expense reductions (%)	.72	.67	.79		.69	.71
Ratio of net investment income (%)	7.90	8.81	8.42		7.84	7.73
Portfolio turnover rate (%)	93	66	38		61	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Class B Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.58	$5.31	$7.81		$8.38	$8.22
Income (loss) from investment operations: Net investment incomea	.50	.49	.53		.60	.59
Net realized and unrealized gain (loss)	.36	1.42	(2.27)		(.54)	.20
Total from investment operations	.86	1.91	(1.74)		.06	.79
Less distributions from: Net investment income	(.51)	(.64)	(.76)		(.63)	(.63)
Net asset value, end of period	$6.93	$6.58	$5.31		$7.81	$8.38
Total Return (%)	13.64	39.64	(24.13	)b	.54	10.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.1		10	53
Ratio of expenses before expense reductions (%)	.99	.94	1.25		1.08	1.10
Ratio of expenses after expense reductions (%)	.99	.94	1.23		1.08	1.10
Ratio of net investment income (%)	7.63	8.54	7.98		7.45	7.34
Portfolio turnover rate (%)	93	66	38		61	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.76% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index
The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,077	$8,833	$11,534	$14,865
	Average annual total return	10.77%	-4.05%	2.90%	4.04%
Russell 1000 Value Index	Growth of $10,000	$11,551	$8,731	$10,654	$13,780
	Average annual total return	15.51%	-4.42%	1.28%	3.26%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,053	$8,744	$11,335	$14,675
	Average annual total return	10.53%	-4.38%	2.54%	4.62%
Russell 1000 Value Index	Growth of $10,000	$11,551	$8,731	$10,654	$15,327
	Average annual total return	15.51%	-4.42%	1.28%	5.15%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Large Cap Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,194.30	$1,192.90
Expenses Paid per $1,000*	$4.48	$6.08
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,021.12	$1,019.66
Expenses Paid per $1,000*	$4.13	$5.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.81%	1.10%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Large Cap Value VIP

The DWS Large Cap Value VIP delivered a total return of 10.77% in 2010 (Class A shares, unadjusted for contract charges) but underperformed the 15.51% return of the benchmark, the Russell 1000® Value Index. While we added quite a bit of value through our sector allocations — specifically, our underweight in financials and overweight in energy — this was more than offset by the underperformance of our individual stock picks.1

Although the Fund (Class A shares) lagged the Russell 1000 Value Index during the past year, it has outpaced the benchmark by a comfortable margin over the 3-, 5- and 10-year periods ended December 31, 2010.

An important reason for the Fund's underperformance was our preference for high-dividend-paying stocks with stable cash flows and our corresponding underweight in the higher-risk cyclical areas of the market. This positioning was based on our view that the economic recovery was largely the result of short-term, unsustainable fiscal and monetary stimuli rather than a sustainable, longer-term improvement in final demand. Expecting that this would ultimately result in a lower-growth, lower-return market environment, we shifted assets out of cyclical deep-value stocks into less cyclical stable-value stocks during the early part of the year. Unfortunately, cyclical higher-beta stocks, in fact, strongly outperformed the market by a substantial margin during the past 12 months.2

Although our defensive approach hurt performance in 2010, we believe it remains appropriate given our ongoing caution regarding the broader market. Additionally, it positions the Fund in the areas of the market with the most attractive valuations.3 Many cyclical stocks staged substantial rallies in the fourth quarter, leaving them vulnerable to potential disappointments. Conversely, many stocks that lagged during the recent run-up offer much more reasonable valuations. These types of out-of-favor, undervalued stocks are typically characterized by more muted investor expectations, meaning that they are both less vulnerable to disappointments and more likely to have upside potential. We therefore remain consistent in our strategy as we await the potential return to compelling performance for the market's most attractively valued companies.

Thomas Schuessler, PhD.

Lead Portfolio Manager

Volker Dosch

Oliver Pfeil, PhD.

Portfolio Managers

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Beta is a measure of volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Large Cap Value VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Energy	18%	15%
Financials	13%	15%
Health Care	12%	13%
Consumer Staples	12%	12%
Utilities	10%	11%
Telecommunication Services	9%	11%
Information Technology	8%	2%
Consumer Discretionary	7%	5%
Industrials	6%	10%
Materials	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 167.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Large Cap Value VIP
	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 7.2%
Distributors 2.1%
Genuine Parts Co.	84,678	4,347,369
Diversified Consumer Services 1.3%
H&R Block, Inc. (a)	217,813	2,594,153
Hotels Restaurants & Leisure 1.3%
Carnival Corp. (Units)	59,867	2,760,467
Media 1.4%
News Corp. "A"	197,872	2,881,016
Textiles, Apparel & Luxury Goods 1.1%
VF Corp. (a)	26,538	2,287,045
Consumer Staples 11.5%
Beverages 1.4%
PepsiCo, Inc.	42,128	2,752,222
Food & Staples Retailing 3.1%
CVS Caremark Corp.	103,849	3,610,830
Kroger Co.	123,703	2,765,999
		6,376,829
Food Products 2.9%
General Mills, Inc.	50,103	1,783,166
Kellogg Co.	43,279	2,210,692
Mead Johnson Nutrition Co.	32,885	2,047,091
		6,040,949
Tobacco 4.1%
Altria Group, Inc.	172,422	4,245,030
Philip Morris International, Inc.	73,171	4,282,698
		8,527,728
Energy 17.6%
Energy Equipment & Services 4.7%
Ensco PLC (ADR)	64,045	3,418,722
Noble Corp.	90,557	3,239,224
Transocean Ltd.* (a)	44,883	3,119,817
		9,777,763
Oil, Gas & Consumable Fuels 12.9%
Canadian Natural Resources Ltd.	69,548	3,089,322
Chevron Corp.	49,457	4,512,951
ConocoPhillips	51,156	3,483,723
Exxon Mobil Corp.	50,290	3,677,205
Marathon Oil Corp. (a)	119,795	4,436,009
Nexen, Inc.	104,342	2,389,432
Suncor Energy, Inc.	131,220	5,024,414
		26,613,056
Financials 12.6%
Diversified Financial Services 1.8%
JPMorgan Chase & Co.	85,723	3,636,370
Insurance 10.8%
Assurant, Inc.	74,334	2,863,346
Fidelity National Financial, Inc. "A" (a)	148,069	2,025,584
HCC Insurance Holdings, Inc.	73,331	2,122,199
Lincoln National Corp. (a)	133,833	3,721,896
MetLife, Inc.	95,678	4,251,930
	Shares	Value ($)

PartnerRe Ltd. (a)	50,697	4,073,504
Prudential Financial, Inc.	57,640	3,384,044
		22,442,503
Health Care 12.0%
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	72,472	3,668,533
Becton, Dickinson & Co. (a)	32,656	2,760,085
		6,428,618
Health Care Providers & Services 3.0%
McKesson Corp.	56,640	3,986,323
WellPoint, Inc.*	38,719	2,201,562
		6,187,885
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	40,838	2,260,792
Pharmaceuticals 4.8%
Johnson & Johnson	32,793	2,028,247
Merck & Co., Inc.	106,108	3,824,132
Teva Pharmaceutical Industries Ltd. (ADR)	77,764	4,053,838
		9,906,217
Industrials 5.6%
Aerospace & Defense 3.8%
Northrop Grumman Corp.	42,452	2,750,041
Raytheon Co.	56,220	2,605,235
United Technologies Corp.	31,674	2,493,377
		7,848,653
Machinery 1.8%
Dover Corp. (a)	63,567	3,715,491
Information Technology 8.0%
Communications Equipment 1.7%
Brocade Communications Systems, Inc.*	254,336	1,345,438
Cisco Systems, Inc.*	104,962	2,123,381
		3,468,819
Computers & Peripherals 1.6%
Hewlett-Packard Co.	81,776	3,442,769
IT Services 1.1%
Automatic Data Processing, Inc.	49,734	2,301,689
Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	168,322	3,539,812
Software 1.9%
Microsoft Corp.	138,377	3,863,486
Materials 5.1%
Chemicals 3.4%
Air Products & Chemicals, Inc.	45,671	4,153,778
Praxair, Inc. (a)	30,296	2,892,359
		7,046,137
Containers & Packaging 1.7%
Sonoco Products Co. (a)	101,372	3,413,195
Telecommunication Services 8.5%
Diversified Telecommunication Services 7.1%
AT&T, Inc.	163,617	4,807,068
BCE, Inc.	28,303	1,003,624
	Shares	Value ($)

CenturyLink, Inc. (a)	126,161	5,824,853
Verizon Communications, Inc.	82,706	2,959,221
		14,594,766
Wireless Telecommunication Services 1.4%
Vodafone Group PLC (ADR) (a)	113,690	3,004,827
Utilities 9.7%
Electric Utilities 7.7%
Allegheny Energy, Inc.	97,123	2,354,262
American Electric Power Co., Inc.	74,383	2,676,300
Duke Energy Corp. (a)	130,206	2,318,969
Entergy Corp.	34,093	2,414,807
Exelon Corp. (a)	30,886	1,286,093
FirstEnergy Corp. (a)	65,378	2,420,294
Southern Co. (a)	64,406	2,462,241
		15,932,966
	Shares	Value ($)

Multi-Utilities 2.0%
PG&E Corp.	87,684	4,194,801
Total Common Stocks (Cost $163,225,850)		202,188,393

Securities Lending Collateral 18.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $38,843,948)	38,843,948	38,843,948

Cash Equivalents 2.3%
Central Cash Management Fund, 0.19% (b) (Cost $4,846,822)	4,846,822	4,846,822

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $206,916,620)+	118.9	245,879,163
Other Assets and Liabilities, Net	(18.9)	(39,120,423)
Net Assets	100.0	206,758,740

* Non-income producing security.

+ The cost for federal income tax purposes was $209,013,049. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $36,866,114. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,154,718 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,288,604.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $37,916,422, which is 18.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$202,188,393	$—	$—	$202,188,393
Short-Term Investments (d)	43,690,770	—	—	43,690,770
Total	$245,879,163	$—	$—	$245,879,163

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $163,225,850) — including $37,916,422 of securities loaned	$202,188,393
Investment in Daily Assets Fund Institutional (cost $38,843,948)*	38,843,948
Investment in Central Cash Management Fund (cost $4,846,822)	4,846,822
Total investments, at value (cost $206,916,620)	245,879,163
Cash	21,120
Foreign currency, at value (cost $10,034)	11,513
Receivable for Fund shares sold	150,489
Dividends receivable	450,987
Interest receivable	7,301
Foreign taxes recoverable	22,127
Other assets	1,106
Total assets	246,543,806
Liabilities
Payable upon return of securities loaned	38,843,948
Payable for investments purchased	628,063
Payable for Fund shares redeemed	114,217
Accrued management fee	106,533
Other accrued expenses and payables	92,305
Total liabilities	39,785,066
Net assets, at value	$206,758,740
Net Assets Consist of
Undistributed net investment income	4,084,211
Net unrealized appreciation (depreciation) on: Investments	38,962,543
Foreign currency	6,252
Accumulated net realized gain (loss)	(43,182,951)
Paid-in capital	206,888,685
Net assets, at value	$206,758,740
Class A Net Asset Value, offering and redemption price per share ($205,517,002 ÷ 17,416,427 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.80
Class B Net Asset Value, offering and redemption price per share ($1,241,738 ÷ 105,172 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.81

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $40,452)	$5,902,166
Income distributions — Central Cash Management Fund	15,586
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,223
Total income	5,949,975
Expenses: Management fee	1,313,548
Administration fee	202,084
Services to shareholders	5,403
Distribution service fee (Class B)	2,177
Record keeping fees (Class B)	316
Custodian fee	11,677
Professional fees	62,232
Trustees' fees and expenses	8,477
Reports to shareholders	39,446
Other	5,790
Total expenses	1,651,150
Net investment income (loss)	4,298,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,964,499
Foreign currency	1,697
Payment by affiliate (see Note I)	62,550
8,028,746
Change in net unrealized appreciation (depreciation) on: Investments	7,886,334
Foreign currency	3,358
7,889,692
Net gain (loss)	15,918,438
Net increase (decrease) in net assets resulting from operations	$20,217,263

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$4,298,825	$3,970,664
Net realized gain (loss)	8,028,746	(2,868,405)
Change in net unrealized appreciation (depreciation)	7,889,692	44,336,276
Net increase (decrease) in net assets resulting from operations	20,217,263	45,438,535
Distributions to shareholders from: Net investment income: Class A	(4,108,146)	(2,847,989)
Class B	(14,019)	(9,025)
Total distributions	$(4,122,165)	$(2,857,014)
Fund share transactions: Class A Proceeds from shares sold	8,671,405	5,193,145
Net assets acquired in tax-free reorganization	—	107,453,089
Reinvestment of distributions	4,108,146	2,847,989
Payments for shares redeemed	(36,788,065)	(62,359,106)
Net increase (decrease) in net assets from Class A share transactions	(24,008,514)	53,135,117
Class B Proceeds from shares sold	506,629	313,837
Net assets acquired in tax-free reorganization	—	202,242
Reinvestment of distributions	14,019	9,025
Payments for shares redeemed	(88,091)	(238,487)
Net increase (decrease) in net assets from Class B share transactions	432,557	286,617
Increase (decrease) in net assets	(7,480,859)	96,003,255
Net assets at beginning of period	214,239,599	118,236,344
Net assets at end of period (including undistributed net investment income of $4,084,211 and $3,905,854, respectively)	$206,758,740	$214,239,599
Other Information
Class A Shares outstanding at beginning of period	19,667,770	13,220,277
Shares sold	778,508	540,244
Shares issued in tax-free reorganization	—	12,224,432
Shares issued to shareholders in reinvestment of distributions	366,145	355,554
Shares redeemed	(3,395,996)	(6,672,737)
Net increase (decrease) in Class A shares	(2,251,343)	6,447,493
Shares outstanding at end of period	17,416,427	19,667,770
Class B Shares outstanding at beginning of period	66,594	32,776
Shares sold	45,434	32,526
Shares issued in tax-free reorganization	—	22,957
Shares issued to shareholders in reinvestment of distributions	1,246	1,124
Shares redeemed	(8,102)	(22,789)
Net increase (decrease) in Class B shares	38,578	33,818
Shares outstanding at end of period	105,172	66,594

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.86	$8.92	$19.21		$17.96		$15.81
Income (loss) from investment operations: Net investment income (loss)a	.23	.21	.21		.26		.29	c
Net realized and unrealized gain (loss)	.93	1.97	(5.68)		1.98		2.12
Total from investment operations	1.16	2.18	(5.47)		2.24		2.41
Less distributions from: Net investment income	(.22)	(.24)	(.34)		(.32)		(.26)
Net realized gains	—	—	(4.48)		(.67)		—
Total distributions	(.22)	(.24)	(4.82)		(.99)		(.26)
Net asset value, end of period	$11.80	$10.86	$8.92		$19.21		$17.96
Total Return (%)	10.77	25.37	(36.40	)b	13.15	b,d	15.41	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	214	118		229		275
Ratio of expenses before expense reductions (%)	.82	.76	.87		.83		.83
Ratio of expenses after expense reductions (%)	.82	.76	.86		.82		.83
Ratio of net investment income (loss) (%)	2.13	2.22	1.59		1.43		1.73	c
Portfolio turnover rate (%)	32	76	97		103		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.86	$8.92	$19.20		$17.94		$15.79
Income (loss) from investment operations: Net investment income (loss)a	.20	.19	.12		.19		.23	c
Net realized and unrealized gain (loss)	.93	1.96	(5.64)		1.99		2.11
Total from investment operations	1.13	2.15	(5.52)		2.18		2.34
Less distributions from: Net investment income	(.18)	(.21)	(.28)		(.25)		(.19)
Net realized gains	—	—	(4.48)		(.67)		—
Total distributions	(.18)	(.21)	(4.76)		(.92)		(.19)
Net asset value, end of period	$11.81	$10.86	$8.92		$19.20		$17.94
Total Return (%)	10.53	24.86	(36.64	)b	12.77	b,d	14.96	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	.29		8		40
Ratio of expenses before expense reductions (%)	1.11	1.06	1.28		1.21		1.21
Ratio of expenses after expense reductions (%)	1.11	1.06	1.26		1.20		1.21
Ratio of net investment income (loss) (%)	1.84	1.92	1.20		1.06		1.35	c
Portfolio turnover rate (%)	32	76	97		103		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2010

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 1.17% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index
The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,795	$9,148	$10,998	$9,567
	Average annual total return	27.95%	-2.93%	1.92%	-0.44%
Russell Midcap Growth Index	Growth of $10,000	$12,638	$10,294	$12,692	$13,592
	Average annual total return	26.38%	0.97%	4.88%	3.12%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Mid Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,314.70
Expenses Paid per $1,000*	$5.83
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,020.16
Expenses Paid per $1,000*	$5.09

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Mid Cap Growth VIP	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund of any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Mid Cap Growth VIP

The year 2010 began on an optimistic note with a few bright spots in the economy — improving consumer confidence, the government reports showing strong fourth-quarter 2009 gross domestic product (GDP) growth and a six-year high in manufacturing activity — partially offset by growing concerns about the health of the European financial system.1 By May 2010, the US stock market had entered a period of significant volatility amid regulatory uncertainty (health care and financial reform) and fears of a possible double-dip recession. The market then staged a rebound during the last four months of the year amid increasing confidence that the US Federal Reserve Board's (the Fed's) second round of quantitative easing measures would support asset prices, along with evidence that the US economy was on a path to faster growth in 2011.

For the 12 months ended December 31, 2010, the Fund returned 27.95% (Class A shares, unadjusted for contract charges), compared with the 26.38% return of the Russell Midcap® Growth Index. These strong returns belie the elevated level of investor risk aversion that impacted the global equity markets during much of the summer months as high unemployment, European debt problems, a possible economic "hard landing" within China and some slippage for US economic indicators temporarily dampened enthusiasm for stocks.

The Fund's outperformance of the benchmark came primarily from favorable stock selection. During the period, stock selection was positive within the health care, information technology and consumer staples sectors. Other contributions to returns came from an overweight to energy and an underweight to telecom services.2 Stock selection in energy and consumer discretionary detracted from performance. In addition, underweight positions in materials, information technology and consumer discretionary weighed on returns.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means the Fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Mid Cap Growth VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	21%	22%
Consumer Discretionary	19%	18%
Industrials	14%	14%
Health Care	14%	12%
Energy	12%	12%
Financials	8%	9%
Materials	6%	8%
Consumer Staples	4%	3%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 179.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Mid Cap Growth VIP
	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 18.1%
Auto Components 2.8%
BorgWarner, Inc.*	5,556	402,032
Gentex Corp.	11,572	342,068
		744,100
Hotels Restaurants & Leisure 2.5%
Darden Restaurants, Inc.	8,015	372,217
Panera Bread Co. "A"* (a)	3,000	303,630
		675,847
Household Durables 1.0%
Jarden Corp.	8,300	256,221
Internet & Catalog Retail 1.3%
Priceline.com, Inc.*	850	339,618
Specialty Retail 7.4%
Advance Auto Parts, Inc.	5,500	363,825
Children's Place Retail Stores, Inc.*	7,300	362,372
Guess?, Inc.	8,900	421,148
Tiffany & Co. (a)	6,600	410,982
Urban Outfitters, Inc.* (a)	11,500	411,815
		1,970,142
Textiles, Apparel & Luxury Goods 3.1%
Deckers Outdoor Corp.*	6,654	530,590
Hanesbrands, Inc.*	11,286	286,664
		817,254
Consumer Staples 3.7%
Food Products 1.2%
Diamond Foods, Inc. (a)	5,800	308,444
Household Products 1.0%
Church & Dwight Co., Inc.	3,962	273,457
Personal Products 1.5%
Herbalife Ltd.	6,053	413,844
Energy 11.1%
Energy Equipment & Services 6.7%
Cameron International Corp.*	3,713	188,360
Complete Production Services, Inc.*	9,387	277,386
Core Laboratories NV (a)	2,486	221,378
Dresser-Rand Group, Inc.*	5,050	215,080
FMC Technologies, Inc.*	4,880	433,881
McDermott International, Inc.*	14,000	289,660
National Oilwell Varco, Inc.	2,272	152,792
		1,778,537
Oil, Gas & Consumable Fuels 4.4%
Alpha Natural Resources, Inc.*	3,776	226,673
Concho Resources, Inc.*	2,916	255,646
Pioneer Natural Resources Co.	2,080	180,586
Ultra Petroleum Corp.* (a)	4,830	230,729
Whiting Petroleum Corp.*	2,442	286,178
		1,179,812
Financials 8.1%
Capital Markets 4.7%
Affiliated Managers Group, Inc.* (a)	1,800	178,596
Invesco Ltd.	5,700	137,142
Jefferies Group, Inc.	8,900	237,007
Lazard Ltd. "A"	4,854	191,684
	Shares	Value ($)

Och-Ziff Capital Management Group "A" (Limited Partnership)	18,720	291,658
TD Ameritrade Holding Corp. (a)	10,891	206,820
		1,242,907
Commercial Banks 1.4%
Huntington Bancshares, Inc.	19,766	135,792
Prosperity Bancshares, Inc.	4,400	172,832
Zions Bancorp.	2,881	69,807
		378,431
Diversified Financial Services 1.3%
Portfolio Recovery Associates, Inc.* (a)	4,800	360,960
Insurance 0.7%
W.R. Berkley Corp.	6,500	177,970
Health Care 13.5%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.* (a)	2,483	200,005
Human Genome Sciences, Inc.* (a)	6,800	162,452
Onyx Pharmaceuticals, Inc.*	3,763	138,742
Regeneron Pharmaceuticals, Inc.*	6,300	206,829
		708,028
Health Care Equipment & Supplies 1.9%
Kinetic Concepts, Inc.*	6,700	280,596
Thoratec Corp.*	7,800	220,896
		501,492
Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	8,900	303,668
Fresenius Medical Care AG & Co. KGaA (ADR)	5,230	301,719
Laboratory Corp. of America Holdings* (a)	3,200	281,344
		886,731
Health Care Technology 1.7%
Cerner Corp.* (a)	1,599	151,489
SXC Health Solutions Corp.*	7,233	310,006
		461,495
Life Sciences Tools & Services 2.4%
ICON PLC (ADR)*	5,824	127,546
Life Technologies Corp.*	5,500	305,250
QIAGEN NV* (a)	10,213	199,664
		632,460
Pharmaceuticals 1.5%
Questcor Pharmaceuticals, Inc.*	27,486	404,869
Industrials 13.9%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	9,400	348,082
Commercial Services & Supplies 1.1%
Stericycle, Inc.* (a)	3,500	283,220
Construction & Engineering 0.4%
Aecom Technology Corp.*	3,712	103,825
Electrical Equipment 2.9%
AMETEK, Inc.	7,446	292,255
Babcock & Wilcox Co.*	4,950	126,671
General Cable Corp.*	10,200	357,918
		776,844
	Shares	Value ($)

Machinery 4.6%
Flowserve Corp.	1,801	214,715
Gardner Denver, Inc.	4,560	313,819
Joy Global, Inc.	4,000	347,000
Terex Corp.* (a)	11,175	346,872
		1,222,406
Professional Services 1.7%
FTI Consulting, Inc.* (a)	5,082	189,457
Robert Half International, Inc.	8,930	273,258
		462,715
Road & Rail 1.9%
Genesee & Wyoming, Inc. "A"*	4,960	262,632
Kansas City Southern*	4,945	236,668
		499,300
Information Technology 20.6%
Communications Equipment 2.5%
F5 Networks, Inc.*	2,484	323,317
Harris Corp. (a)	2,700	122,310
Juniper Networks, Inc.*	6,166	227,649
		673,276
Computers & Peripherals 2.0%
NetApp, Inc.*	5,350	294,036
SanDisk Corp.*	4,728	235,738
		529,774
Electronic Equipment, Instruments & Components 0.8%
Itron, Inc.*	3,850	213,482
Internet Software & Services 1.0%
Equinix, Inc.* (a)	3,356	272,709
IT Services 1.3%
Cognizant Technology Solutions Corp. "A"*	4,610	337,867
Semiconductors & Semiconductor Equipment 6.7%
Analog Devices, Inc.	3,500	131,845
ARM Holdings PLC (ADR)	11,965	248,274
ASML Holding NV (NY Registered Shares) (a)	3,669	140,669
Broadcom Corp. "A"	3,682	160,351
Cavium Networks, Inc.* (a)	6,741	254,001
First Solar, Inc.* (a)	1,679	218,505
Marvell Technology Group Ltd.*	13,728	254,654
Netlogic Microsystems, Inc.*	4,200	131,922
Novellus Systems, Inc.*	7,405	239,330
		1,779,551
	Shares	Value ($)

Software 6.3%
BMC Software, Inc.*	2,621	123,554
Check Point Software Technologies Ltd.*	2,905	134,385
Concur Technologies, Inc.*	5,913	307,062
MICROS Systems, Inc.*	2,868	125,791
Red Hat, Inc.*	6,789	309,918
Rovi Corp.* (a)	4,832	299,632
Salesforce.com, Inc.* (a)	2,705	357,060
		1,657,402
Materials 5.4%
Chemicals 1.1%
Scotts Miracle-Gro Co. "A"	2,100	106,617
Solutia, Inc.*	7,452	171,992
		278,609
Containers & Packaging 0.8%
Crown Holdings, Inc.*	6,589	219,941
Metals & Mining 2.6%
Cliffs Natural Resources, Inc.	3,000	234,030
Kinross Gold Corp.	10,400	197,184
Thompson Creek Metals Co., Inc.*	18,099	266,417
		697,631
Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc.	3,968	249,667
Telecommunication Services 2.2%
Wireless Telecommunication Services
American Tower Corp. "A"*	6,078	313,868
MetroPCS Communications, Inc.* (a)	21,176	267,453
		581,321
Total Common Stocks (Cost $17,324,405)		25,700,241

Securities Lending Collateral 20.0%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $5,310,295)	5,310,295	5,310,295

Cash Equivalents 3.9%
Central Cash Management Fund, 0.19% (b) (Cost $1,025,897)	1,025,897	1,025,897

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $23,660,597)+	120.5	32,036,433
Other Assets and Liabilities, Net	(20.5)	(5,439,897)
Net Assets	100.0	26,596,536

* Non-income producing security.

+ The cost for federal income tax purposes was $23,757,711. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,278,722. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,520,038 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $241,316.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $5,167,474, which is 19.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$25,700,241	$—	$—	$25,700,241
Short-Term Investments (d)	6,336,192	—	—	6,336,192
Total	$32,036,433	$—	$—	$32,036,433

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $17,324,405) — including $5,167,474 of securities loaned	$25,700,241
Investment in Daily Assets Fund Institutional (cost $5,310,295)*	5,310,295
Investment in Central Cash Management Fund (cost $1,025,897)	1,025,897
Total investments, at value (cost $23,660,597)	32,036,433
Dividends receivable	3,385
Interest receivable	815
Foreign taxes recoverable	319
Other assets	124
Total assets	32,041,076
Liabilities
Payable upon return of securities loaned	5,310,295
Payable for Fund shares redeemed	50,783
Accrued management fee	20,245
Other accrued expenses and payables	63,217
Total liabilities	5,444,540
Net assets, at value	$26,596,536
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	8,375,836
Accumulated net realized gain (loss)	(25,844,555)
Paid-in capital	44,065,255
Net assets, at value	$26,596,536
Class A Net Asset Value, offering and redemption price per share ($26,596,536 ÷ 2,135,742 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.45

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Dividends (net of foreign taxes withheld of $1,411)	$141,436
Income distributions — Central Cash Management Fund	1,047
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,700
Total income	151,183
Expenses: Management fee	149,048
Administration fee	22,413
Services to shareholders	887
Custodian fee	9,826
Legal fees	9,140
Audit and tax fees	46,898
Trustees' fees and expenses	3,099
Reports to shareholders	13,510
Other	3,824
Total expenses before expense reductions	258,645
Expense reductions	(24,596)
Total expenses after expense reductions	234,049
Net investment income (loss)	(82,866)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,083,999
Change in net unrealized appreciation (depreciation) on investments	3,665,748
Net gain (loss)	5,749,747
Net increase (decrease) in net assets resulting from operations	$5,666,881

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(82,866)	$(40,620)
Net realized gain (loss)	2,083,999	(3,073,291)
Change in net unrealized appreciation (depreciation)	3,665,748	10,072,701
Net increase (decrease) in net assets resulting from operations	5,666,881	6,958,790
Fund share transactions: Class A Proceeds from shares sold	3,568,315	2,976,222
Payments for shares redeemed	(5,044,677)	(5,876,870)
Shares converted*	—	17,354
Net increase (decrease) in net assets from Class A share transactions	(1,476,362)	(2,883,294)
Class B Payments for shares redeemed	—	(64)
Shares converted*	—	(17,354)
Net increase (decrease) in net assets from Class B share transactions	—	(17,418)
Increase (decrease) in net assets	4,190,519	4,058,078
Net assets at beginning of period	22,406,017	18,347,939
Net assets at end of period (including net investment income and accumulated net investment loss of $0 and $4,978, respectively)	$26,596,536	$22,406,017
Other Information
Class A Shares outstanding at beginning of period	2,302,964	2,694,618
Shares sold	322,729	374,687
Shares redeemed	(489,951)	(769,440)
Shares converted*	—	3,099
Net increase (decrease) in Class A shares	(167,222)	(391,654)
Shares outstanding at end of period	2,135,742	2,302,964
Class B Shares outstanding at beginning of period	—	3,171
Shares redeemed	—	(10)
Shares converted*	—	(3,161)
Net increase (decrease) in Class B shares	—	(3,171)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.73	$6.80	$13.61	$12.56	$11.32
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.02)	(.02)	(.05)	(.06	)c
Net realized and unrealized gain (loss)	2.76	2.95	(6.79)	1.10	1.30
Total from investment operations	2.72	2.93	(6.81)	1.05	1.24
Net asset value, end of period	$12.45	$9.73	$6.80	$13.61	$12.56
Total Return (%)b	27.95	43.09	(50.04)	8.36	10.95	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	22	18	51	53
Ratio of expenses before expense reductions (%)	1.15	1.17	1.17	1.05	1.03
Ratio of expenses after expense reductions (%)	1.04	.92	1.02	.90	.93
Ratio of net investment income (loss) (%)	(.37)	(.21)	(.19)	(.38)	(.51	)c
Portfolio turnover rate (%)	57	89	82	68	46
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2010

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Risk Considerations

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.
Fund's Class A Shares Yield	7-day current yield
December 31, 2010	0.01%*
December 31, 2009	0.02%

* The investment advisor has agreed to waive fees/reimburse expenses. This waiver may be changed or terminated at anytime without notice. Without such fee waivers/expense reimbursements, the 7-day current yield would have been -0.14% as of December 31, 2010.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Information About Your Fund's Expenses

DWS Money Market VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,000.10
Expenses Paid per $1,000*	$1.87
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,023.34
Expenses Paid per $1,000*	$1.89

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.37%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Money Market VIP

At the start of 2010, the money market yield curve began to change configuration as — for the first time in 12 months — short-term money market rates rose somewhat.1 The slight increase in rates came in response to several market dynamics, including Congress's raising of the nation's debt ceiling and political and budgetary concerns within peripheral countries in the Eurozone.2 By mid-June, the crisis in Europe had eased somewhat as the European Central Bank and the International Monetary Fund collaborated in order to offer loans and liquidity facilities to banks in fiscally troubled countries such as Greece, Spain and Italy. In September, investors responded positively to US Federal Reserve Board (the Fed) Chairman Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed. By the close of the year, the Treasury yield curve began to steepen — as fixed-income issues sold off — in response to improved economic data and investor anxiety over possible inflationary pressures.

During the 12-month period ended December 31, 2010, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges), compared with the 0.01% average return for the 102 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc.

We were able to maintain a competitive yield for the Fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) Over the period, we continued to hold a large percentage of fixed-rate, short-maturity investments. The Fund also held a percentage in floating-rate securities (whose yields adjust periodically in response to changes in interest rates) to track any increases in LIBOR rate levels.3 Lastly, any investments the Fund has made in slightly longer maturities have been in Treasury, agency and top-quality corporate money market securities. The Fund holds a significant amount of its short-term liquidity in overnight and 7-day investments.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days, and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category. For the 1-, 3-, 5- and 10-year periods, this category's average return was 0.01% (102 funds), 0.81% (99 funds), 2.34% (96 funds) and 2.11% (76 funds), respectively, as of 12/31/10.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Money Market VIP
Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Commercial Paper	31%	33%
Short-Term Notes	21%	21%
Repurchase Agreements	20%	13%
Government & Agency Obligations	14%	10%
Certificates of Deposit and Bank Notes	14%	22%
Supranational	—	1%
	100%	100%

Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	51 days	48 days
First Tier Retail Money Fund Average	39 days	47 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 192.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Money Market VIP
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.0%
Abbey National Treasury Services PLC, 0.46%, 2/2/2011	2,000,000	2,000,000
Banco Bilbao Vizcaya Argentaria SA, 0.5%, 2/14/2011	750,000	750,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 5/16/2011	2,000,000	2,000,000
BNP Paribas:
0.41%, 3/17/2011	800,000	800,017
0.55%, 5/13/2011	750,000	750,109
0.63%, 1/27/2011	1,500,000	1,500,000
Credit Agricole SA, 0.3%, 1/19/2011	2,000,000	2,000,000
Dexia Credit Local, 144A, 2.375%, 9/23/2011	665,000	673,485
International Finance Corp., 3.0%, 11/15/2011	500,000	511,262
KBC Bank NV:
0.4%, 1/18/2011	1,000,000	1,000,000
0.4%, 1/19/2011	1,000,000	1,000,000
Kommuninvest I Sverige, 0.55%, 4/19/2011	1,000,000	1,000,623
Landeskreditbank Baden- Wuerttemberg Foerderbank, 2.5%, 2/14/2011	1,500,000	1,503,785
Mizuho Corporate Bank Ltd., 0.3%, 3/7/2011	2,000,000	2,000,000
Natixis, 0.3%, 1/20/2011	3,000,000	3,000,000
Nordea Bank Finland PLC:
0.26%, 1/12/2011	1,500,000	1,499,999
0.27%, 1/12/2011	2,000,000	2,000,000
0.44%, 6/30/2011	1,000,000	1,000,149
Skandinaviska Enskilda Banken AB:
0.29%, 1/4/2011	1,000,000	1,000,000
0.3%, 2/4/2011	1,000,000	1,000,000
Societe Generale, 0.41%, 4/26/2011	900,000	900,000
Sumitomo Mitsui Banking Corp.:
0.3%, 1/31/2011	1,000,000	1,000,000
0.3%, 3/3/2011	2,000,000	2,000,000
Total Certificates of Deposit and Bank Notes (Cost $30,889,429)		30,889,429

Commercial Paper 30.7%
Issued at Discount**
Abbey National North America LLC:
0.455%, 2/1/2011	2,000,000	1,999,216
0.46%, 2/16/2011	1,000,000	999,412
0.9%, 1/19/2011	2,000,000	1,999,100
Argento Variable Funding:
144A, 0.32%, 2/4/2011	1,750,000	1,749,471
144A, 0.33%, 1/28/2011	1,500,000	1,499,629
144A, 0.36%, 2/9/2011	1,500,000	1,499,415
144A, 0.37%, 2/24/2011	700,000	699,612
ASB Finance Ltd., 0.501%, 2/9/2011	1,200,000	1,199,350
	Principal Amount ($)	Value ($)

Banco Bilbao Vizcaya Argentaria SA:
0.49%, 2/4/2011	1,200,000	1,199,445
0.5%, 2/16/2011	700,000	699,553
0.5%, 2/18/2011	600,000	599,600
BNZ International Funding Ltd., 144A, 0.52%, 1/21/2011	2,500,000	2,499,278
Caisse D'Amortissement de la Dette Sociale:
0.25%, 2/7/2011	750,000	749,807
0.26%, 2/22/2011	800,000	799,700
0.26%, 3/15/2011	1,200,000	1,199,367
Cancara Asset Securitisation LLC:
144A, 0.3%, 1/10/2011	2,000,000	1,999,850
144A, 0.3%, 1/18/2011	2,000,000	1,999,717
Google, Inc., 0.4%, 9/16/2011	800,000	797,707
Grampian Funding LLC:
144A, 0.3%, 2/11/2011	1,000,000	999,658
144A, 0.34%, 1/10/2011	1,000,000	999,915
144A, 0.36%, 2/3/2011	1,250,000	1,249,588
144A, 0.36%, 2/11/2011	1,500,000	1,499,385
144A, 0.37%, 2/17/2011	1,150,000	1,149,445
144A, 0.37%, 3/1/2011	1,500,000	1,499,090
Johnson & Johnson:
144A, 0.18%, 1/18/2011	800,000	799,932
144A, 0.22%, 4/7/2011	1,750,000	1,748,973
Kells Funding LLC:
144A, 0.3%, 3/18/2011	1,200,000	1,199,240
144A, 0.31%, 3/21/2011	2,000,000	1,998,639
Kreditanstalt fuer Wiederaufbau:
144A, 0.23%, 2/15/2011	800,000	799,770
144A, 0.245%, 2/24/2011	800,000	799,706
Nieuw Amsterdam Receivables Corp., 144A, 0.27%, 1/6/2011	1,000,000	999,963
NRW.Bank:
0.27%, 1/4/2011	1,150,000	1,149,974
0.32%, 3/8/2011	1,350,000	1,349,208
0.42%, 3/31/2011	2,400,000	2,397,508
0.43%, 3/31/2011	750,000	749,203
Oesterreichische Kontrollbank AG, 0.245%, 2/28/2011	800,000	799,684
PepsiCo, Inc, 0.18%, 2/11/2011	2,300,000	2,299,529
Regency Markets No. 1 LLC, 144A, 0.27%, 1/20/2011	2,375,000	2,374,662
Romulus Funding Corp., 144A, 0.36%, 1/13/2011	2,000,000	1,999,760
Santander Central Hispano Finance Delaware, Inc., 0.5%, 3/11/2011	1,350,000	1,348,706
Shell International Finance BV:
0.4%, 5/2/2011	800,000	798,924
0.5%, 2/4/2011	800,000	799,622
Societe de Prise de Participation de l'Etat, 144A, 0.24%, 2/24/2011	800,000	799,712
Societe Generale North America, Inc., 0.33%, 2/1/2011	1,000,000	999,716
Standard Chartered Bank:
0.3%, 2/22/2011	1,200,000	1,199,480
0.33%, 1/13/2011	2,000,000	1,999,780
	Principal Amount ($)	Value ($)

Straight-A Funding LLC, 144A, 0.25%, 3/10/2011	1,200,000	1,199,433
Swedbank AB, 0.31%, 1/5/2011	1,150,000	1,149,960
Toyota Motor Credit Corp., 0.25%, 1/13/2011	2,000,000	1,999,833
Victory Receivables Corp., 144A, 0.29%, 1/31/2011	2,200,000	2,199,468
Total Commercial Paper (Cost $67,546,695)		67,546,695

Short Term Notes* 21.3%
Abbey National Treasury Services PLC:
0.439%, 3/7/2011	1,000,000	1,000,000
0.59%, 11/2/2011	1,000,000	1,000,000
Australia & New Zealand Banking Group Ltd., 144A, 0.43%, 1/20/2012	1,200,000	1,200,000
Bank of Nova Scotia:
0.37%, 9/12/2011	800,000	800,000
0.45%, 12/8/2011	800,000	800,000
Barclays Bank PLC:
0.58%, 7/19/2011	2,000,000	2,000,000
0.66%, 4/21/2011	2,200,000	2,200,000
BNP Paribas, 0.538%, 4/26/2011	1,800,000	1,800,000
Canadian Imperial Bank of Commerce:
0.28%, 5/12/2011	1,400,000	1,400,000
0.29%, 4/26/2011	1,000,000	1,000,000
0.46%, 4/26/2011	2,000,000	2,000,000
Commonwealth Bank of Australia, 144A, 0.323%, 1/3/2011	1,380,000	1,380,000
DnB NOR Bank ASA, 144A, 0.295%, 4/26/2011	1,500,000	1,500,000
Intesa Sanpaolo SpA, 0.37%, 10/27/2011	1,000,000	1,000,000
JPMorgan Chase Bank NA, 0.26%, 5/31/2011	1,300,000	1,300,000
Kells Funding LLC, 144A, 0.4%, 12/1/2011	1,000,000	1,000,000
National Australia Bank Ltd.:
144A, 0.29%, 1/27/2011	1,000,000	1,000,000
0.322%, 6/10/2011	1,500,000	1,500,000
Nordea Bank Finland PLC:
0.589%, 10/14/2011	2,000,000	2,004,577
0.589%, 10/20/2011	2,000,000	2,004,688
Rabobank Nederland NV:
0.262%, 3/11/2011	1,800,000	1,800,000
144A, 1.79%, 4/7/2011	4,000,000	4,000,000
Royal Bank of Canada:
0.26%, 2/24/2011	675,000	675,000
0.41%, 8/12/2011	1,200,000	1,200,000
Societe Generale:
0.42%, 4/21/2011	900,000	900,000
0.42%, 5/19/2011	2,200,000	2,200,000
Toronto-Dominion Bank, 0.265%, 2/4/2011	1,500,000	1,500,000
Westpac Banking Corp.:
0.289%, 4/14/2011	1,800,000	1,800,000
0.3%, 1/10/2011	1,300,000	1,300,000
0.307%, 6/1/2011	2,000,000	2,000,000
0.46%, 1/10/2012	1,500,000	1,500,000
Total Short Term Notes (Cost $46,764,265)		46,764,265

	Principal Amount ($)	Value ($)

Government & Agency Obligations 14.2%
Foreign Government Obligations 0.4%
Kingdom of Denmark, 2.75%, 11/15/2011	1,000,000	1,020,058
Other Government Related (a) 1.0%
European Investment Bank:
0.23%, 2/16/2011	800,000	799,765
2.625%, 5/16/2011	750,000	756,392
2.625%, 11/15/2011	600,000	611,562
		2,167,719
US Government Sponsored Agencies 5.4%
Federal Farm Credit Bank, 0.241%*, 11/2/2011	750,000	749,969
Federal Home Loan Bank:
0.24%, 10/28/2011	1,800,000	1,799,054
0.25%, 10/28/2011	750,000	749,949
0.269%**, 9/12/2011	2,500,000	2,495,237
0.4%, 1/4/2011	700,000	699,999
0.43%, 2/22/2011	800,000	800,002
0.54%, 5/24/2011	1,100,000	1,100,034
Federal National Mortgage Association:
0.161%*, 7/27/2011	1,200,000	1,199,551
0.284%**, 1/18/2011	1,500,000	1,499,787
4.68%, 6/15/2011	750,000	764,946
		11,858,528
US Treasury Obligations 7.4%
US Treasury Bills:
0.16%**, 3/10/2011	2,000,000	1,999,396
0.217%**, 10/20/2011	1,000,000	998,236
US Treasury Notes:
1.0%, 9/30/2011	2,000,000	2,010,794
1.0%, 10/31/2011	1,000,000	1,006,244
1.125%, 6/30/2011	2,500,000	2,508,627
1.125%, 12/15/2011	1,200,000	1,209,364
4.5%, 2/28/2011	650,000	654,239
4.625%, 8/31/2011	1,800,000	1,851,794
4.625%, 10/31/2011	1,000,000	1,035,746
4.75%, 3/31/2011	2,300,000	2,325,601
5.125%, 6/30/2011	650,000	665,784
		16,265,825
Total Government & Agency Obligations (Cost $31,312,130)		31,312,130

Repurchase Agreements 20.5%
Banc of America Securities LLC, 0.25%, dated 12/31/2010, to be repurchased at $20,526,652 on 1/3/2011 (b)	20,526,224	20,526,224
JPMorgan Securities, Inc., 0.17%, dated 12/31/2010, to be repurchased at $14,447,499 on 1/3/2011 (c)	14,447,294	14,447,294
JPMorgan Securities, Inc., 0.20%, dated 12/31/2010, to be repurchased at $8,000,133 on 1/3/2011 (d)	8,000,000	8,000,000
The Goldman Sachs & Co., 0.17%, dated 12/31/2010, to be repurchased at $2,000,028 on 1/3/2011 (e)	2,000,000	2,000,000
Total Repurchase Agreements (Cost $44,973,518)		44,973,518

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,486,037)+	100.7	221,486,037
Other Assets and Liabilities, Net	(0.7)	(1,569,492)
Net Assets	100.0	219,916,545

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $221,486,037.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $16,238,000 Federal National Mortgage Association, with various coupon rates from 5.0-7.25%, with various maturity dates of 5/11/2017-5/15/2030 with a value of $20,937,401.

(c) Collateralized by $23,120,000 US Treasury STRIPS, maturing on 5/15/2022 with a value of $14,737,612.

(d) Collateralized by $8,197,133 Federal National Mortgage Association, 1.75%, maturing on 8/25/2020 with a value of $8,172,037.

(e) Collateralized by $1,977,493 Federal Home Loan Mortgage Corp., with various coupon rates from 1.875-4.07%, with various maturity dates of 9/1/2015-6/1/2032 with a value of $2,040,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$—	$176,512,519	$—	$176,512,519
Repurchase Agreements	—	44,973,518	—	44,973,518
Total	$—	$221,486,037	$—	$221,486,037

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investment in unaffiliated securities, valued at amortized cost	$176,512,519
Repurchase agreements, valued at amortized cost	44,973,518
Total investments, valued at amortized cost	221,486,037
Cash	14
Receivable for Fund shares sold	60,705
Due from Advisor	15,381
Interest receivable	197,386
Other assets	1,349
Total assets	221,760,872
Liabilities
Payable for Fund shares redeemed	1,754,575
Distributions payable	1,007
Other accrued expenses and payables	88,745
Total liabilities	1,844,327
Net assets, at value	$219,916,545
Net Assets Consist of
Distributions in excess of net investment income	(1,007)
Paid-in capital	219,917,552
Net assets, at value	$219,916,545
Class A Net Asset Value, offering and redemption price per share ($219,916,545 ÷ 220,001,268 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest	$862,229
Expenses: Management fee	704,427
Administration fee	247,168
Services to shareholders	1,924
Custodian fee	27,571
Professional fees	64,438
Trustees' fee and expenses	10,980
Reports to shareholders	60,076
Other	13,636
Total expenses	1,130,220
Expense reductions	(292,806)
Total expenses after expense reductions	837,414
Net investment income	24,815
Net realized gain (loss)	1,201
Net increase (decrease) in net assets resulting from operations	$26,016

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$24,815	$1,242,942
Net realized gain (loss)	1,201	23,268
Net increase (decrease) in net assets resulting from operations	26,016	1,266,210
Distributions to shareholders from: Net investment income Class A	(24,815)	(1,233,793)
Class B	—	(37)
Total distributions	$(24,815)	$(1,233,830)
Fund share transactions: Class A Proceeds from shares sold	111,590,276	102,195,146
Shares converted*	—	41,096
Reinvestment of distributions	26,864	1,523,848
Payments for shares redeemed	(161,340,354)	(231,903,870)
Net increase (decrease) in net assets from Class A share transactions	(49,723,214)	(128,143,780)
Class B Proceeds from shares sold	—	50
Shares converted*	—	(41,096)
Reinvestment of distributions	—	58
Payments for shares redeemed	—	(49)
Net increase (decrease) in net assets from Class B share transactions	—	(41,037)
Increase (decrease) in net assets	(49,722,013)	(128,152,437)
Net assets at beginning of period	269,638,558	397,790,995
Net assets at end of period (including distributions in excess of net investment income of $1,007 and $16,402, respectively)	$219,916,545	$269,638,558
Other Information
Class A Shares outstanding at beginning of period	269,724,482	397,868,262
Shares sold	111,590,276	102,195,146
Shares converted*	—	41,096
Shares issued to shareholders in reinvestment of distributions	26,864	1,523,848
Shares redeemed	(161,340,354)	(231,903,870)
Net increase (decrease) in Class A shares	(49,723,214)	(128,143,780)
Shares outstanding at end of period	220,001,268	269,724,482
Class B Shares outstanding at beginning of period	—	41,037
Shares sold	—	50
Shares converted*	—	(41,096)
Shares issued to shareholders in reinvestment of distributions	—	58
Shares redeemed	—	(49)
Net increase (decrease) in Class B shares	—	(41,037)
Shares outstanding at end of period	—	—

* On February 3, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000	$1.000		$1.000		$1.000
Income from investment operations: Net investment income	.000	*	.003	.026		.049		.046
Total from investment operations	.000	*	.003	.026		.049		.046
Less distributions from: Net investment income	.000	*	(.003)	(.026)		(.049)		(.046)
Net asset value, end of period	$1.000		$1.000	$1.000		$1.000		$1.000
Total Return (%)	.01	a	.34	2.64	a	5.00	a	4.65	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220		270	398		355		294
Ratio of expenses before expense reductions (%)	.46		.43	.52		.46		.52
Ratio of expenses after expense reductions (%)	.34		.43	.50		.45		.51
Ratio of net investment income (%)	.01		.37	2.56		4.88		4.58
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Performance Summary December 31, 2010

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.77% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index
The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,944	$9,190	$10,274	$7,692
	Average annual total return	29.44%	-2.77%	0.54%	-2.59%
Russell 2000 Growth Index	Growth of $10,000	$12,909	$10,668	$12,944	$14,491
	Average annual total return	29.09%	2.18%	5.30%	3.78%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Small Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,333.00
Expenses Paid per $1,000*	$4.06
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,021.73
Expenses Paid per $1,000*	$3.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Cap Growth VIP	.69%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Small Cap Growth VIP

The year 2010 began on an optimistic note with a few bright spots in the economy — improving consumer confidence, the government's report showing strong fourth-quarter 2009 gross domestic product GDP growth and a six-year high in manufacturing activity — partially offset by growing concerns about the health of the European financial system.1 By May 2010, the US stock market had entered a period of significant volatility amid regulatory uncertainty (health care and financial reform) and fears of a possible double-dip recession. The market then staged a rebound during the last four months of the year amid increasing confidence that the US Federal Reserve Board's (the Fed's) second round of quantitative easing measures would support asset prices, along with evidence that the US economy was on a path to faster growth in 2011.

For the 12 months ended December 31, 2010, the Fund returned 29.44% (Class A shares, unadjusted for contract charges), compared with the 29.09% return of the Russell 2000® Growth Index. These strong returns belie the elevated level of investor risk aversion that impacted the global equity markets during much of the summer months as high unemployment, European debt problems, a possible economic "hard landing" within China and some slippage for US economic indicators temporarily dampened enthusiasm for stocks.

The Fund's outperformance of the benchmark came primarily from favorable stock selection. During the period, stock selection was positive within the health care, information technology and consumer staples sectors. Other contributions to return came from an overweight to energy and an underweight to telecom services.2 Stock selection in energy and consumer discretionary detracted from performance. In addition, underweight positions in materials, information technology and consumer discretionary weighed on returns.

We continue to maintain a long-term perspective, investing in quality small-cap growth stocks. Effective on or about May 1, 2011, the name of the Fund will be changed to DWS Small Mid Cap Growth VIP. The Fund's investment objective will also change to long-term capital appreciation. For a description of the new investment objective, please see the supplement dated January 19, 2011 to the Fund's current prospectus posted on www.dws-investments.com.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.

Index returns assume reinvestment of dividends and, unlike funds returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means that a Fund holds a higher weighting in a given sector compared with its benchmark index. "Underweight" means that a Fund holds a lower weighting in a given sector.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Small Cap Growth VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	25%	24%
Health Care	20%	17%
Consumer Discretionary	16%	16%
Industrials	16%	19%
Energy	9%	9%
Financials	6%	7%
Materials	5%	2%
Consumer Staples	3%	5%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 205.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Small Cap Growth VIP
	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 15.9%
Auto Components 0.9%
Gentex Corp.	27,633	816,831
Diversified Consumer Services 0.6%
Capella Education Co.* (a)	7,900	525,982
Hotels Restaurants & Leisure 1.4%
Buffalo Wild Wings, Inc.*	18,902	828,853
Red Robin Gourmet Burgers, Inc.* (a)	18,900	405,783
		1,234,636
Internet & Catalog Retail 0.2%
Mecox Lane Ltd. (ADR)* (a)	22,883	169,563
Media 1.4%
Cinemark Holdings, Inc.	70,334	1,212,558
Specialty Retail 8.5%
Advance Auto Parts, Inc.	19,700	1,303,155
Children's Place Retail Stores, Inc.*	23,300	1,156,612
DSW, Inc. "A"* (a)	39,161	1,531,195
Guess?, Inc.	31,500	1,490,580
hhgregg, Inc.* (a)	44,600	934,370
Urban Outfitters, Inc.*	31,821	1,139,510
		7,555,422
Textiles, Apparel & Luxury Goods 2.9%
Carter's, Inc.* (a)	22,600	666,926
Deckers Outdoor Corp.* (a)	12,448	992,604
True Religion Apparel, Inc.* (a)	39,109	870,566
		2,530,096
Consumer Staples 3.1%
Food Products
Diamond Foods, Inc. (a)	24,355	1,295,199
Green Mountain Coffee Roasters, Inc.* (a)	43,050	1,414,623
		2,709,822
Energy 8.4%
Energy Equipment & Services 2.4%
Complete Production Services, Inc.*	26,075	770,516
Dril-Quip, Inc.*	17,678	1,373,934
		2,144,450
Oil, Gas & Consumable Fuels 6.0%
Carrizo Oil & Gas, Inc.* (a)	36,299	1,251,952
Clean Energy Fuels Corp.*	27,300	377,832
Cloud Peak Energy, Inc.*	22,911	532,223
Concho Resources, Inc.*	11,469	1,005,487
Northern Oil & Gas, Inc.*	44,689	1,215,988
Rosetta Resources, Inc.*	24,500	922,180
		5,305,662
Financials 5.7%
Capital Markets 1.3%
Stifel Financial Corp.* (a)	17,900	1,110,516
Commercial Banks 0.9%
Prosperity Bancshares, Inc.	21,100	828,808
Consumer Finance 1.9%
Dollar Financial Corp.* (a)	56,842	1,627,386
	Shares	Value ($)

Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.* (a)	19,268	1,448,954
Health Care 19.6%
Biotechnology 5.6%
Alexion Pharmaceuticals, Inc.*	10,651	857,938
Halozyme Therapeutics, Inc.*	106,100	840,312
Human Genome Sciences, Inc.*	20,000	477,800
ImmunoGen, Inc.* (a)	65,600	607,456
Onyx Pharmaceuticals, Inc.*	12,559	463,051
Regeneron Pharmaceuticals, Inc.*	31,600	1,037,428
United Therapeutics Corp.*	10,600	670,132
		4,954,117
Health Care Equipment & Supplies 3.4%
Accuray, Inc.*	88,274	595,850
Kinetic Concepts, Inc.*	23,700	992,556
NxStage Medical, Inc.*	19,107	475,382
Thoratec Corp.* (a)	32,500	920,400
		2,984,188
Health Care Providers & Services 2.4%
ExamWorks Group, Inc.*	27,635	510,695
Gentiva Health Services, Inc.*	31,400	835,240
Universal American Financial Corp.	40,107	820,188
		2,166,123
Health Care Technology 1.9%
SXC Health Solutions Corp.*	40,470	1,734,544
Life Sciences Tools & Services 1.2%
ICON PLC (ADR)*	27,058	592,570
QIAGEN NV* (a)	22,367	437,275
		1,029,845
Pharmaceuticals 5.1%
Auxilium Pharmaceuticals, Inc.*	20,048	423,013
Flamel Technologies SA (ADR)* (a)	55,700	380,988
Par Pharmaceutical Companies, Inc.*	25,900	997,409
Questcor Pharmaceuticals, Inc.* (a)	146,192	2,153,408
VIVUS, Inc.* (a)	56,355	528,046
		4,482,864
Industrials 15.7%
Aerospace & Defense 2.6%
AAR Corp.*	39,331	1,080,423
BE Aerospace, Inc.*	33,200	1,229,396
		2,309,819
Commercial Services & Supplies 0.9%
EnerNOC, Inc.* (a)	34,100	815,331
Construction & Engineering 0.6%
MYR Group, Inc.*	23,600	495,600
Electrical Equipment 1.4%
General Cable Corp.* (a)	34,893	1,224,395
Machinery 6.1%
Altra Holdings, Inc.*	15,383	305,506
Ampco-Pittsburgh Corp.	21,334	598,419
Badger Meter, Inc. (a)	15,702	694,343
Columbus McKinnon Corp.*	28,675	582,676
RBC Bearings, Inc.*	32,677	1,277,017
Sauer-Danfoss, Inc.*	24,876	702,747
Terex Corp.*	39,400	1,222,976
		5,383,684
	Shares	Value ($)

Professional Services 2.1%
FTI Consulting, Inc.* (a)	17,924	668,207
TrueBlue, Inc.*	68,240	1,227,637
		1,895,844
Road & Rail 1.2%
Genesee & Wyoming, Inc. "A"*	19,456	1,030,195
Trading Companies & Distributors 0.8%
United Rentals, Inc.* (a)	30,937	703,817
Information Technology 24.2%
Communications Equipment 3.5%
Aruba Networks, Inc.*	15,850	330,948
Comverse Technology, Inc.*	64,655	469,395
Polycom, Inc.*	24,371	949,982
Riverbed Technology, Inc.* (a)	29,190	1,026,612
Sycamore Networks, Inc.	16,900	347,971
		3,124,908
Electronic Equipment, Instruments & Components 0.8%
Itron, Inc.*	12,482	692,127
Internet Software & Services 3.5%
Digital River, Inc.*	29,245	1,006,613
GSI Commerce, Inc.*	35,526	824,203
MercadoLibre, Inc.*	12,509	833,725
NIC, Inc.	45,100	437,921
		3,102,462
IT Services 6.9%
Cardtronics, Inc.*	42,700	755,790
FleetCor Technologies, Inc.*	19,144	591,932
Forrester Research, Inc.	40,300	1,422,187
iGATE Corp. (a)	67,043	1,321,418
iSoftStone Holdings Ltd. (ADR)*	25,781	468,441
Syntel, Inc.	18,437	881,104
Telvent GIT SA* (a)	25,117	663,591
		6,104,463
Semiconductors & Semiconductor Equipment 3.5%
Atheros Communications*	12,405	445,588
Cavium Networks, Inc.* (a)	31,533	1,188,163
Netlogic Microsystems, Inc.* (a)	23,500	738,135
Novellus Systems, Inc.*	21,144	683,374
		3,055,260
	Shares	Value ($)

Software 6.0%
CommVault Systems, Inc.*	24,732	707,830
Concur Technologies, Inc.* (a)	26,337	1,367,681
NICE Systems Ltd. (ADR)*	23,649	825,350
QLIK Technologies, Inc.*	18,888	487,499
Sourcefire, Inc.*	15,400	399,322
Taleo Corp. "A"*	30,930	855,215
TiVo, Inc.*	30,084	259,625
VanceInfo Technologies, Inc. (ADR)*	12,021	415,205
		5,317,727
Materials 5.0%
Chemicals 1.8%
Solutia, Inc.*	42,631	983,924
STR Holdings, Inc.* (a)	32,210	644,200
		1,628,124
Metals & Mining 2.3%
Molycorp, Inc.* (a)	14,006	698,899
Randgold Resources Ltd. (ADR) (a)	3,100	255,223
Thompson Creek Metals Co., Inc.*	73,000	1,074,560
		2,028,682
Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc. (a)	12,681	797,889
Total Common Stocks (Cost $58,328,703)		86,282,694

Securities Lending Collateral 24.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $21,950,973)	21,950,973	21,950,973

Cash Equivalents 2.9%
Central Cash Management Fund, 0.19% (b) (Cost $2,532,069)	2,532,069	2,532,069

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $82,811,745)+	125.3	110,765,736
Other Assets and Liabilities, Net	(25.3)	(22,336,473)
Net Assets	100.0	88,429,263

* Non-income producing security.

+ The cost for federal income tax purposes was $83,216,134. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $27,549,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,627,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,077,860.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $21,144,795, which is 23.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$86,282,694	$—	$—	$86,282,694
Short-Term Investments (d)	24,483,042	—	—	24,483,042
Total	$110,765,736	$—	$—	$110,765,736

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $58,328,703) — including $21,144,795 of securities loaned	$86,282,694
Investment in Daily Assets Fund Institutional (cost $21,950,973)*	21,950,973
Investment in Central Cash Management Fund (cost $2,532,069)	2,532,069
Total investments, at value (cost $82,811,745)	110,765,736
Cash	10,000
Receivable for Fund shares sold	105
Dividends receivable	2,288
Interest receivable	6,480
Other assets	439
Total assets	110,785,048
Liabilities
Payable upon return of securities loaned	21,950,973
Payable for Fund shares redeemed	272,959
Accrued management fee	42,627
Other accrued expenses and payables	89,226
Total liabilities	22,355,785
Net assets, at value	$88,429,263
Net Assets Consist of
Undistributed net investment income	516,412
Net unrealized appreciation (depreciation) on investments	27,953,991
Accumulated net realized gain (loss)	(42,803,640)
Paid-in capital	102,762,500
Net assets, at value	$88,429,263
Class A Net Asset Value, offering and redemption price per share ($88,429,263 ÷ 6,384,947 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.85

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,244)	$442,311
Income distributions — Central Cash Management Fund	3,293
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,166
Total income	523,770
Expenses: Management fee	434,077
Administration fee	78,923
Services to shareholders	4,365
Custodian fee and other	10,831
Legal fees	8,644
Audit and tax fees	58,410
Trustees' fees and expenses	5,538
Reports to shareholders	10,959
Total expenses	611,747
Net investment income (loss)	(87,977)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	11,959,891
Change in net unrealized appreciation (depreciation) on investments	8,823,086
Net gain (loss)	20,782,977
Net increase (decrease) in net assets resulting from operations	$20,695,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(87,977)	$(146,790)
Net realized gain (loss)	11,959,891	(20,542,495)
Change in net unrealized appreciation (depreciation)	8,823,086	44,155,860
Net increase (decrease) in net assets resulting from operations	20,695,000	23,466,575
Fund share transactions: Class A Proceeds from shares sold	6,051,148	3,738,488
Payments for shares redeemed	(17,902,129)	(17,049,742)
Shares converted*	—	10,873
Net increase (decrease) in net assets from Class A share transactions	(11,850,981)	(13,300,381)
Class B Proceeds from shares sold	—	244
Payments for shares redeemed	—	(33)
Shares converted*	—	(10,873)
Net increase (decrease) in net assets from Class B share transactions	—	(10,662)
Increase (decrease) in net assets	8,844,019	10,155,532
Net assets at beginning of period	79,585,244	69,429,712
Net assets at end of period (including undistributed net investment income of $516,412 and accumulated net investment loss of $14,597, respectively)	$88,429,263	$79,585,244
Other Information
Class A Shares outstanding at beginning of period	7,439,067	9,122,504
Shares sold	517,480	442,413
Shares redeemed	(1,571,600)	(2,127,728)
Shares converted*	—	1,878
Net increase (decrease) in Class A shares	(1,054,120)	(1,683,437)
Shares outstanding at end of period	6,384,947	7,439,067
Class B Shares outstanding at beginning of period	—	1,867
Shares sold	—	38
Shares redeemed	—	(5)
Shares converted*	—	(1,900)
Net increase (decrease) in Class B shares	—	(1,867)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.70	$7.61	$15.07		$14.19		$13.48
Income (loss) from investment operations: Net investment income (loss)a	(.01)	(.02)	(.01)		(.01)		(.04	)c
Net realized and unrealized gain (loss)	3.16	3.11	(7.45)		.89		.75
Total from investment operations	3.15	3.09	(7.46)		.88		.71
Net asset value, end of period	$13.85	$10.70	$7.61		$15.07		$14.19
Total Return (%)	29.44	40.60	(49.50	)b	6.20	b	5.27	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	80	69		174		208
Ratio of expenses before expense reductions (%)	.78	.77	.88		.75		.73
Ratio of expenses after expense reductions (%)	.78	.77	.85		.72		.72
Ratio of net investment income (loss) (%)	(.12)	(.22)	(.04)		(.09)		(.32	)c
Portfolio turnover rate (%)	64	93	67		67		73
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2010

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.86% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Barclays Capital US Government/Credit Index [] Blended Index
The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged World Government Bond Index ("WGBI") (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,005	$12,460	$14,317	$20,107
	Average annual total return	10.05%	7.61%	7.44%	7.23%
Barclays Capital US Government/Credit Index	Growth of $10,000	$10,659	$11,777	$13,105	$17,626
	Average annual total return	6.59%	5.60%	5.56%	5.83%
Blended Index	Growth of $10,000	$10,954	$12,399	$14,000	$20,969
	Average annual total return	9.54%	7.43%	6.96%	7.69%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Strategic Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,051.90
Expenses Paid per $1,000*	$4.29
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,021.02
Expenses Paid per $1,000*	$4.23

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Strategic Income VIP	.83%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Strategic Income VIP

The Class A shares of the Fund returned 10.05% (unadjusted for contract charges) during the 12-month period ended December 31, 2010. This compares with returns of 9.54% for the Fund's blended benchmark and 6.59% for the Barclays Capital US Government/Credit Index.

The primary positive factor in the Fund's performance was its overweight in high-yield bonds, which outpaced the broader market by a wide margin.1 We continued to add to this market segment throughout the year, bringing the Fund's weighting in high yield from about 45% at the beginning of 2010 to approximately 55% at year end. Given the outperformance of high-yield bonds, this decision proved helpful to performance. The Fund's weighting in domestic investment-grade bonds also delivered a positive return, thanks to the solid performance of our positions in corporate bonds and mortgage-backed securities.2 On the negative side, our relative performance in the Fund's domestic segment was held back somewhat by our smaller-than-normal position in commercial mortgage-backed securities.3

Turning our attention to the Fund's overseas allocation, our position in emerging-markets debt produced a strong absolute return, which seeks to generate positive returns independent of market direction, but had only a modest impact on performance due to our small average weighting of about 6% to 8% of assets. The Fund's position in non-US developed-market bonds was a modest detractor. While we generated positive performance through our investments in euro-denominated corporate debt, our positions in Greece and Spain weighed significantly on performance during the first half of the year. Our currency positioning and global tactical asset allocation overlay strategy were also modest detractors from performance.4

We believe the year ahead will prove challenging for government bonds, given the extremely low absolute yields in the developed markets. In such an environment, we would expect to see continued outperformance from the "spread sectors" such as high-yield and investment-grade corporate bonds.5 Accordingly, about 80% of the Fund is now invested in these areas — up from about 60% at the start of the year. This allocation includes not just domestic corporates, but also bonds issued by corporations domiciled in Europe, Asia and the emerging markets.

As always, our investment process remains focused on using credit research to identify the most compelling investment opportunities for the Fund. At a time in which government bonds are offering paltry yields, we believe our global, multi-asset-class approach provides us with the best chance to strike this favorable balance over time.

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Portfolio Managers, Deutsche Investment Management Americas Inc.

Thomas Picciochi

Robert Wang

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

2 Mortgage-backed securities (MBS) are secured by loans on residential property.

3 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

4 The global tactical asset allocation (GTAA) strategy is a total return strategy designed to add value by benefiting from global market inefficiencies. The strategy combines diverse macro investment views to determine the positions, using a disciplined, risk-managed process. The result is a collection of long and short investment positions within global markets designed to generate excess returns that have little correlation to major markets. These positions are then implemented through futures and forward contracts.

5 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread, or difference in yield, relative to Treasuries.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Income VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	62%	62%
Government & Agency Obligations	17%	18%
Cash Equivalents	5%	8%
Mortgage-Backed Securities Pass-Throughs	5%	4%
Loan Participations and Assignments	4%	3%
Collateralized Mortgage Obligations	3%	2%
Commercial Mortgage-Backed Securities	3%	1%
Preferred Securities	1%	1%
Asset Backed	—	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

AAA	20%	13%
AA	2%	9%
A	5%	7%
BBB	16%	15%
BB	16%	20%
B	28%	23%
CCC	11%	9%
Below CCC	—	2%
Not Rated	2%	2%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.2 years	6.6 years
Effective Duration	4.7 years	3.7 years

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 218.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Strategic Income VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 64.0%
Consumer Discretionary 7.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	106,050
American Achievement Corp., 144A, 10.875%, 4/15/2016		110,000	112,750
Ameristar Casinos, Inc., 9.25%, 6/1/2014		115,000	123,050
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		65,000	65,650
144A, 8.375%, 11/15/2020		80,000	82,600
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		120,000	124,350
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		95,000	95,950
9.625%, 3/15/2018		45,000	48,488
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		50,000	47,500
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		30,000	30,600
Brunswick Corp., 144A, 11.25%, 11/1/2016		45,000	53,550
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,475
144A, 8.0%, 12/15/2018		95,000	97,850
8.0%, 4/15/2020		10,000	10,700
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		50,000	8,500
Carnival Corp., 6.65%, 1/15/2028		285,000	292,317
Carrols Corp., 9.0%, 1/15/2013		30,000	30,075
CCO Holdings LLC:
7.25%, 10/30/2017		90,000	91,350
7.875%, 4/30/2018		40,000	41,400
8.125%, 4/30/2020		25,000	26,313
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		215,000	224,675
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,313
Series B, 9.25%, 12/15/2017		25,000	27,375
DineEquity, Inc., 144A, 9.5%, 10/30/2018		150,000	159,000
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	67,437
7.125%, 2/1/2016		155,000	160,037
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		65,000	228
Ford Motor Co., 7.45%, 7/16/2031		65,000	69,631
General Electric Co., 144A, 4.375%, 4/1/2021		145,000	140,738
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		25,000	28,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	56,237
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		65,000	80,844
		Principal Amount ($) (a)	Value ($)

Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		135,000	123,187
11.25%, 6/1/2017		240,000	270,000
144A, 12.75%, 4/15/2018		55,000	55,275
Hertz Corp.:
144A, 7.5%, 10/15/2018		155,000	160,812
8.875%, 1/1/2014		183,000	187,117
Hyundai Motor Manufacturing Czech, 144A, 4.5%, 4/15/2015		145,000	148,787
Lear Corp.:
7.875%, 3/15/2018		40,000	42,800
8.125%, 3/15/2020		40,000	43,500
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	21,100
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		10,000	11,700
Mediacom Broadband LLC, 8.5%, 10/15/2015		110,000	110,550
Mediacom LLC, 9.125%, 8/15/2019		30,000	30,600
MGM Resorts International:
144A, 9.0%, 3/15/2020		65,000	71,500
144A, 10.0%, 11/1/2016		15,000	15,413
10.375%, 5/15/2014		45,000	50,512
11.125%, 11/15/2017		50,000	57,500
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		25,000	24,750
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		25,000	26,406
Norcraft Holdings LP, 9.75%, 9/1/2012		71,000	71,444
Penske Automotive Group, Inc., 7.75%, 12/15/2016		175,000	178,500
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		60,000	63,225
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		25,000	26,563
Regal Entertainment Group, 9.125%, 8/15/2018		25,000	26,625
Sabre Holdings Corp., 8.35%, 3/15/2016		160,000	153,600
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		60,000	55,950
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	41,300
144A, 7.804%, 10/1/2020		70,000	68,215
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		50,000	54,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		55,000	59,537
Sonic Automotive, Inc.:
5.0%, 10/1/2029		25,000	31,063
Series B, 9.0%, 3/15/2018		95,000	99,987
Standard Pacific Corp.:
8.375%, 5/15/2018		10,000	10,000
144A, 8.375%, 5/15/2018		65,000	65,000
10.75%, 9/15/2016		80,000	92,200
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		35,000	36,750
		Principal Amount ($) (a)	Value ($)

Travelport LLC:
4.921%***, 9/1/2014		45,000	39,825
9.0%, 3/1/2016		65,000	62,969
9.875%, 9/1/2014		45,000	43,819
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	209,000
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		25,000	26,250
UPC Holding BV, 144A, 8.0%, 11/1/2016	EUR	100,000	138,975
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		24,348	730
Visant Corp., 144A, 10.0%, 10/1/2017		80,000	85,000
Wyndham Worldwide Corp., 5.75%, 2/1/2018		210,000	213,536
Wynn Las Vegas LLC, 7.75%, 8/15/2020		50,000	54,125
Young Broadcasting, Inc., 8.75%, 1/15/2014**		275,000	3
			5,990,233
Consumer Staples 2.2%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	25,625
Altria Group, Inc., 9.95%, 11/10/2038		145,000	204,324
B&G Foods, Inc., 7.625%, 1/15/2018		25,000	26,313
Central Garden & Pet Co., 8.25%, 3/1/2018		35,000	35,437
Darling International, Inc., 144A, 8.5%, 12/15/2018		80,000	83,400
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		35,000	36,925
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	85,000
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		40,000	39,600
NBTY, Inc., 144A, 9.0%, 10/1/2018		25,000	26,688
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		223,000	209,620
Pilgrim's Pride Corp., 144A, 7.875%, 12/15/2018		60,000	59,700
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	223,543
Rite Aid Corp.:
7.5%, 3/1/2017		60,000	57,675
8.0%, 8/15/2020		100,000	104,125
Smithfield Foods, Inc.:
7.75%, 7/1/2017		220,000	228,800
144A, 10.0%, 7/15/2014		85,000	97,962
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		30,000	30,750
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	33,513
TreeHouse Foods, Inc., 7.75%, 3/1/2018		25,000	27,094
			1,636,094
Energy 7.4%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		55,000	55,825
Anadarko Petroleum Corp., 6.375%, 9/15/2017		215,000	234,201
		Principal Amount ($) (a)	Value ($)

Arch Coal, Inc., 7.25%, 10/1/2020		20,000	21,100
Atlas Energy Operating Co., LLC, 12.125%, 8/1/2017		55,000	69,575
Belden & Blake Corp., 8.75%, 7/15/2012		310,000	296,050
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	90,450
Bill Barrett Corp., 9.875%, 7/15/2016		40,000	43,900
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		50,000	50,250
Bristow Group, Inc., 7.5%, 9/15/2017		70,000	73,850
Chaparral Energy, Inc., 8.5%, 12/1/2015		230,000	234,025
Chesapeake Energy Corp.:
6.625%, 8/15/2020		60,000	59,100
6.875%, 8/15/2018		30,000	30,450
6.875%, 11/15/2020		75,000	75,937
7.25%, 12/15/2018		100,000	103,500
9.5%, 2/15/2015		185,000	208,587
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	117,600
Colorado Interstate Gas Co., 6.8%, 11/15/2015		30,000	34,561
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		115,000	122,475
144A, 8.25%, 4/1/2020		60,000	64,800
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		30,000	31,500
7.375%, 10/1/2020		35,000	37,100
8.25%, 10/1/2019		20,000	22,200
Crosstex Energy LP, 8.875%, 2/15/2018		55,000	58,919
El Paso Corp.:
7.25%, 6/1/2018		55,000	58,878
9.625%, 5/15/2012		132,000	140,681
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		155,000	162,625
Energy Transfer Equity LP, 7.5%, 10/15/2020		35,000	36,050
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	56,100
Genesis Energy LP, 144A, 7.875%, 12/15/2018		65,000	64,675
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	129,350
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		25,000	25,750
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		55,000	57,475
Inergy LP, 144A, 7.0%, 10/1/2018		60,000	60,450
KCS Energy, Inc., 7.125%, 4/1/2012		240,000	240,600
Linn Energy LLC:
144A, 7.75%, 2/1/2021		60,000	61,500
144A, 8.625%, 4/15/2020		55,000	59,263
11.75%, 5/15/2017		75,000	85,875
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	94,725
Nexen, Inc., 5.875%, 3/10/2035		75,000	69,738
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		55,000	58,850
OPTI Canada, Inc., 7.875%, 12/15/2014		125,000	88,281
		Principal Amount ($) (a)	Value ($)

Petrohawk Energy Corp.:
7.25%, 8/15/2018		50,000	50,500
7.875%, 6/1/2015		30,000	31,238
Plains Exploration & Production Co.:
7.0%, 3/15/2017		60,000	61,650
7.625%, 6/1/2018		110,000	115,775
8.625%, 10/15/2019		55,000	60,225
Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	17,475
Range Resources Corp., 6.75%, 8/1/2020		20,000	20,625
Regency Energy Partners LP:
6.875%, 12/1/2018		35,000	35,438
9.375%, 6/1/2016		115,000	126,212
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		250,000	238,538
Sabine Pass LNG LP:
7.25%, 11/30/2013		115,000	111,837
7.5%, 11/30/2016		100,000	93,750
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		25,000	25,594
Southwestern Energy Co., 7.5%, 2/1/2018		85,000	95,837
Stone Energy Corp.:
6.75%, 12/15/2014		95,000	92,625
8.625%, 2/1/2017		25,000	25,375
Transocean, Inc., 6.5%, 11/15/2020		360,000	382,218
Valero Energy Corp., 6.125%, 2/1/2020		160,000	169,931
Williams Partners LP, 4.125%, 11/15/2020		190,000	179,966
			5,621,630
Financials 16.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		125,000	112,500
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		95,000	95,000
6.875%, 9/15/2011		297,000	305,167
7.0%, 2/1/2012		185,000	191,475
7.25%, 3/2/2011		455,000	457,275
144A, 7.5%, 9/15/2020		120,000	125,850
8.0%, 3/15/2020		115,000	125,637
8.0%, 11/1/2031		75,000	80,813
8.3%, 2/12/2015		35,000	38,500
American International Group, Inc., Series G, 5.6%, 10/18/2016		290,000	298,757
Antero Resources Finance Corp., 9.375%, 12/1/2017		10,000	10,463
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	41,847
Barclays Bank PLC:
5.125%, 1/8/2020		145,000	148,082
5.14%, 10/14/2020		185,000	166,453
BBVA Bancomer SA, 144A, 7.25%, 4/22/2020		115,000	121,647
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018		30,000	31,950
BP Capital Markets PLC, 4.5%, 10/1/2020		120,000	119,711
Bumble Bee Acquisition Corp., 144A, 9.0%, 12/15/2017		130,000	135,200
		Principal Amount ($) (a)	Value ($)

Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		120,000	127,500
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	48,375
CIT Group, Inc.:
7.0%, 5/1/2013		80,000	81,600
7.0%, 5/1/2015		105,970	106,235
7.0%, 5/1/2017		355,000	355,887
Citigroup Funding, Inc., 5.0%, 4/7/2013		295,000	295,000
Credit Agricole SA, 144A, 3.5%, 4/13/2015		171,000	172,136
Discover Bank, 7.0%, 4/15/2020		145,000	155,881
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		45,000	45,450
E*TRADE Financial Corp., 7.375%, 9/15/2013		120,000	119,400
Express LLC, 8.75%, 3/1/2018		45,000	47,813
FCE Bank PLC, 9.375%, 1/17/2014	EUR	100,000	148,663
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		60,000	62,013
7.375%, 2/1/2011		45,000	45,135
7.5%, 8/1/2012		500,000	531,604
9.875%, 8/10/2011		145,000	150,936
GE Capital European Funding, 4.25%, 3/1/2017	EUR	290,000	393,485
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		25,000	24,844
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		55,000	57,338
Hartford Financial Services Group, Inc., 5.5%, 3/30/2020		290,000	294,181
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	109,187	88
Hexion US Finance Corp., 8.875%, 2/1/2018		340,000	363,375
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		200,000	221,218
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		165,000	169,950
HSBC Finance Corp., 144A, 6.676%, 1/15/2021		120,000	121,234
Hutchison Whampoa Finance 09 Ltd., 4.75%, 11/14/2016	EUR	150,000	208,874
Intergas Finance BV, REG S, 6.875%, 11/4/2011		275,000	285,312
International Finance Corp., 5.75%, 3/16/2015	AUD	285,000	289,497
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		40,000	43,000
144A, 8.75%, 3/15/2017		180,000	193,050
iPayment, Inc., 9.75%, 5/15/2014		45,000	42,300
Lincoln National Corp., 7.0%, 6/15/2040		290,000	315,367
Lloyds TSB Bank PLC, 144A, 6.5%, 9/14/2020		290,000	266,809
Manulife Financial Corp., 4.9%, 9/17/2020		290,000	275,987
Morgan Stanley, 3.45%, 11/2/2015		220,000	214,490
		Principal Amount ($) (a)	Value ($)

Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		25,000	25,563
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		45,000	47,250
144A, 7.75%, 10/15/2018		25,000	25,875
11.5%, 5/1/2016		20,000	23,100
Nomura Holdings, Inc., 6.7%, 3/4/2020		90,000	96,326
Nuveen Investments, Inc., 10.5%, 11/15/2015		130,000	132,925
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		55,000	54,519
Pacific Life Global Funding, 144A, 3.32%***, 2/6/2016		386,000	382,580
Pinafore LLC, 144A, 9.0%, 10/1/2018		40,000	43,200
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		70,000	71,575
9.25%, 4/1/2015		35,000	36,444
PNC Bank NA, 6.875%, 4/1/2018		180,000	205,751
Prudential Financial, Inc., 4.5%, 11/15/2020		135,000	132,023
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		200,000	190,814
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		13,000	13,488
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		100,000	101,750
144A, 8.5%, 5/15/2018		195,000	195,975
144A, 9.0%, 4/15/2019		105,000	108,806
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		40,000	43,200
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		145,000	137,382
SLM Corp., 8.0%, 3/25/2020		25,000	25,348
Societe Generale, 144A, 3.5%, 1/15/2016		290,000	285,645
Sprint Capital Corp.:
7.625%, 1/30/2011		50,000	50,125
8.375%, 3/15/2012		135,000	142,762
Susser Holdings LLC, 8.5%, 5/15/2016		30,000	32,175
Telecom Italia Capital SA, 4.95%, 9/30/2014		174,000	178,270
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	57,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		150,000	77
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		83,525	83,316
Ventas Realty LP, (REIT), 3.125%, 11/30/2015		95,000	91,531
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		300,000	339,000
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	394,687
WMG Acquisition Corp., 9.5%, 6/15/2016		45,000	48,263
			12,677,099
		Principal Amount ($) (a)	Value ($)

Health Care 3.8%
Celgene Corp., 3.95%, 10/15/2020		170,000	161,625
Community Health Systems, Inc., 8.875%, 7/15/2015		80,000	84,000
DaVita, Inc.:
6.375%, 11/1/2018		20,000	19,900
6.625%, 11/1/2020		20,000	19,800
Genzyme Corp., 5.0%, 6/15/2020		155,000	162,729
Hanger Orthopedic Group, Inc., 7.125%, 11/15/2018		25,000	24,937
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		105,000	105,000
HCA, Inc.:
7.875%, 2/15/2020		365,000	390,550
8.5%, 4/15/2019		45,000	49,275
9.125%, 11/15/2014		155,000	162,556
9.25%, 11/15/2016		310,000	330,731
9.625%, 11/15/2016 (PIK)		152,000	162,830
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	97,494
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		215,000	213,061
Life Technologies Corp., 6.0%, 3/1/2020		215,000	230,294
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	16,163
The Cooper Companies, Inc., 7.125%, 2/15/2015		95,000	97,850
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		40,000	39,800
144A, 7.0%, 10/1/2020		65,000	64,187
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		55,000	56,375
144A, 8.0%, 2/1/2018		45,000	45,900
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		75,000	75,750
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		220,000	243,615
			2,854,422
Industrials 4.6%
Accuride Corp., 144A, 9.5%, 8/1/2018		75,000	81,187
Actuant Corp., 6.875%, 6/15/2017		40,000	40,900
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		30,000	31,500
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,900
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		105,000	104,212
ArvinMeritor, Inc.:
8.125%, 9/15/2015		55,000	57,544
10.625%, 3/15/2018		60,000	67,500
BE Aerospace, Inc.:
6.875%, 10/1/2020		35,000	36,138
8.5%, 7/1/2018		105,000	114,975
Belden, Inc.:
7.0%, 3/15/2017		45,000	45,563
9.25%, 6/15/2019		40,000	43,850
Bombardier, Inc., 144A, 7.75%, 3/15/2020		55,000	59,262
		Principal Amount ($) (a)	Value ($)

Briggs & Stratton Corp., 6.875%, 12/15/2020		35,000	35,700
Cenveo Corp.:
8.875%, 2/1/2018		100,000	96,750
144A, 10.5%, 8/15/2016		55,000	54,038
Clean Harbors, Inc., 7.625%, 8/15/2016		32,000	34,000
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		41,250	28,437
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	31,838
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		85,000	87,125
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		145,000	143,912
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	64,350
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		50,000	50,438
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		225,000	240,956
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		50,000	50,750
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		55,000	53,900
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		115,000	120,175
8.0%, 2/1/2018		105,000	113,662
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	107,500
Masco Corp., 7.125%, 3/15/2020		145,000	151,689
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		75,000	78,000
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,875
8.5%, 3/1/2020		25,000	27,438
Owens Corning, Inc., 9.0%, 6/15/2019		217,000	254,583
Ply Gem Industries, Inc., 13.125%, 7/15/2014		95,000	100,937
RailAmerica, Inc., 9.25%, 7/1/2017		36,000	39,555
RBS Global & Rexnord Corp., 8.5%, 5/1/2018		120,000	127,500
Sitel LLC, 144A, 11.5%, 4/1/2018		95,000	78,375
Spirit AeroSystems Holdings, Inc., 144A, 6.75%, 12/15/2020		75,000	75,187
SPX Corp., 144A, 6.875%, 9/1/2017		20,000	21,250
Textron, Inc., 7.25%, 10/1/2019		145,000	166,163
Titan International, Inc., 144A, 7.875%, 10/1/2017		160,000	168,800
TransDigm, Inc., 144A, 7.75%, 12/15/2018		65,000	67,275
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		55,000	55,275
USG Corp., 144A, 9.75%, 8/1/2014		45,000	47,475
			3,487,439
		Principal Amount ($) (a)	Value ($)

Information Technology 2.5%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		70,000	55,300
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		35,000	35,263
Amkor Technology, Inc., 7.375%, 5/1/2018		45,000	46,800
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		60,000	61,575
CDW LLC, 11.0%, 10/12/2015		155,000	160,812
Equinix, Inc., 8.125%, 3/1/2018		120,000	125,400
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		20,000	21,050
144A, 7.875%, 7/15/2020		25,000	26,438
First Data Corp., 144A, 8.875%, 8/15/2020		85,000	89,675
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		265,000	291,500
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	33,675
L-3 Communications Corp.:
5.875%, 1/15/2015		105,000	106,969
Series B, 6.375%, 10/15/2015		80,000	82,400
MasTec, Inc., 7.625%, 2/1/2017		65,000	64,675
NXP BV, 3.039%***, 10/15/2013		150,000	147,750
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		25,000	25,125
10.25%, 8/15/2015		225,000	236,531
Unisys Corp., 144A, 12.75%, 10/15/2014		80,000	94,600
Vangent, Inc., 9.625%, 2/15/2015		35,000	31,675
Western Union Co., 6.2%, 6/21/2040		145,000	143,446
			1,880,659
Materials 8.1%
Agrium, Inc., 6.125%, 1/15/2041		290,000	307,140
Albemarle Corp., 4.5%, 12/15/2020		100,000	98,422
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		25,000	20,000
ArcelorMittal, 6.125%, 6/1/2018		250,000	266,372
Ashland, Inc., 9.125%, 6/1/2017		55,000	63,387
Ball Corp.:
7.125%, 9/1/2016		30,000	32,325
7.375%, 9/1/2019		25,000	26,875
Berry Plastics Corp.:
9.5%, 5/15/2018		65,000	65,162
144A, 9.75%, 1/15/2021		80,000	79,200
Boise Paper Holdings LLC, 8.0%, 4/1/2020		30,000	32,100
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		40,000	40,400
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		35,000	36,138
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		65,000	67,112
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040		290,000	282,325
Clondalkin Acquisition BV, 144A, 2.302%***, 12/15/2013		75,000	71,812
		Principal Amount ($) (a)	Value ($)

Corporacion Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020		130,000	123,180
CPG International I, Inc., 10.5%, 7/1/2013		130,000	132,600
Crown Americas LLC, 7.625%, 5/15/2017		30,000	32,250
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	50,000	69,655
Dow Chemical Co.:
8.55%, 5/15/2019		290,000	363,442
9.4%, 5/15/2039		145,000	210,457
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		240,000	241,500
Exopack Holding Corp., 11.25%, 2/1/2014		160,000	166,000
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		25,000	25,625
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	103,350
10.0%, 3/31/2015		119,040	108,326
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		145,000	143,358
144A, 7.125%, 1/15/2017		35,000	37,275
144A, 8.25%, 5/1/2016		65,000	73,369
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		10,000	10,475
9.5%, 6/15/2017		130,000	141,862
Greif, Inc., 7.75%, 8/1/2019		195,000	213,525
Hexcel Corp., 6.75%, 2/1/2015		280,000	285,600
Huntsman International LLC:
8.625%, 3/15/2020		60,000	65,250
144A, 8.625%, 3/15/2021		25,000	27,000
International Paper Co., 7.95%, 6/15/2018		145,000	172,545
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		100,000	110,625
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		35,000	33,163
Momentive Performance Materials, Inc., 144A, 9.0%, 1/15/2021		230,000	242,650
Nalco Co., 144A, 6.625%, 1/15/2019		45,000	46,013
NewMarket Corp., 7.125%, 12/15/2016		110,000	112,475
Novelis, Inc.:
144A, 8.375%, 12/15/2017		140,000	144,900
144A, 8.75%, 12/15/2020		110,000	114,125
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	116,875
Radnor Holdings Corp., 11.0%, 3/15/2010**		25,000	3
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	46,125
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	53,250
Solo Cup Co., 10.5%, 11/1/2013		170,000	177,650
Teck Resources Ltd., 4.5%, 1/15/2021		310,000	315,181
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		75,000	79,687
		Principal Amount ($) (a)	Value ($)

United States Steel Corp., 7.375%, 4/1/2020		80,000	82,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	151,163
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		91,631	49,481
			6,110,780
Telecommunication Services 7.1%
American Tower Corp., 4.5%, 1/15/2018		270,000	267,642
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		25,000	25,813
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		350,000	382,375
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		180,000	172,800
8.75%, 3/15/2018		170,000	159,375
Clearwire Communications LLC:
144A, 12.0%, 12/1/2015		20,000	21,550
144A, 12.0%, 12/1/2017		60,000	62,100
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		250,000	238,125
10.0%, 7/15/2015		100,000	107,125
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	214,987
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	307,500
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	78,745	9,538
Frontier Communications Corp.:
6.25%, 1/15/2013		36,000	37,980
7.875%, 4/15/2015		10,000	10,925
8.25%, 4/15/2017		70,000	76,825
8.5%, 4/15/2020		90,000	98,325
8.75%, 4/15/2022		10,000	10,900
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		29,280	10,834
Hughes Network Systems LLC, 9.5%, 4/15/2014		150,000	154,687
Intelsat Corp., 9.25%, 6/15/2016		380,000	410,400
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		120,000	121,200
11.25%, 6/15/2016		60,000	64,650
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		200,000	221,000
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		195,000	200,362
iPCS, Inc., 2.412%***, 5/1/2013		35,000	33,687
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		90,000	85,725
7.875%, 9/1/2018		25,000	25,938
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		60,000	60,150
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		55,000	56,925
8.0%, 10/1/2015		60,000	64,500
Qwest Corp., 7.5%, 10/1/2014		285,000	319,200
		Principal Amount ($) (a)	Value ($)

SBA Telecommunications, Inc.:
8.0%, 8/15/2016		35,000	37,887
8.25%, 8/15/2019		25,000	27,313
Sprint Nextel Corp., 8.375%, 8/15/2017 (b)		115,000	123,337
Telefonica Emisiones SAU, 6.421%, 6/20/2016		290,000	316,968
Telesat Canada, 11.0%, 11/1/2015		180,000	202,050
Verizon Communications, Inc., 8.95%, 3/1/2039		110,000	156,760
West Corp.:
144A, 7.875%, 1/15/2019		50,000	50,875
144A, 8.625%, 10/1/2018		15,000	15,900
Windstream Corp.:
7.0%, 3/15/2019		60,000	59,100
7.875%, 11/1/2017		135,000	141,919
8.125%, 9/1/2018		70,000	73,500
8.625%, 8/1/2016		10,000	10,525
			5,359,277
Utilities 3.7%
AES Corp.:
8.0%, 10/15/2017		10,000	10,575
8.0%, 6/1/2020		175,000	185,500
Calpine Corp.:
144A, 7.5%, 2/15/2021		80,000	78,800
144A, 7.875%, 7/31/2020		95,000	96,187
Edison Mission Energy, 7.0%, 5/15/2017		65,000	51,513
Ferrellgas LP, 144A, 6.5%, 5/1/2021		20,000	19,500
Korea Gas Corp., 144A, 4.25%, 11/2/2020		185,000	175,520
Mirant Americas Generation LLC, 8.3%, 5/1/2011		230,000	233,450
Mirant North America LLC, 7.375%, 12/31/2013		60,000	61,130
NRG Energy, Inc.:
7.25%, 2/1/2014		390,000	397,800
7.375%, 2/1/2016		660,000	676,500
7.375%, 1/15/2017		90,000	92,700
144A, 8.25%, 9/1/2020		85,000	87,125
Oncor Electric Delivery Co., 144A, 5.25%, 9/30/2040		130,000	124,871
RRI Energy, Inc., 7.875%, 6/15/2017		25,000	24,250
San Diego Gas & Electric Co., 6.0%, 6/1/2026		180,000	207,521
Suburban Propane Partners LP, 7.375%, 3/15/2020		15,000	16,013
Toledo Edison Co., 7.25%, 5/1/2020		230,000	271,872
			2,810,827
Total Corporate Bonds (Cost $47,107,385)			48,428,460

Mortgage-Backed Securities Pass-Throughs 5.5%
Federal National Mortgage Association, 4.0%, 10/1/2023 (c)		1,000,000	1,029,610
Government National Mortgage Association, 4.5%, 7/1/2039 (c)		3,000,000	3,115,078
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,088,477)			4,144,688
		Principal Amount ($) (a)	Value ($)

Commercial Mortgage-Backed Securities 3.1%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.501%, 10/15/2049		127,595	113,277
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040		814,000	826,456
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.191%***, 12/15/2035		290,000	286,115
JPMorgan Chase Commercial Mortgage Securities Corp.:
"F", Series 2004-LN2, 144A, 5.452%***, 7/15/2041		500,000	322,735
"A4", Series 2006-LDP7, 5.872%***, 4/15/2045		140,000	153,105
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	465,194
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.27%***, 12/15/2044		140,000	150,078
Total Commercial Mortgage-Backed Securities (Cost $2,338,559)			2,316,960

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.493%***, 2/25/2034		197,420	181,352
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.436%***, 12/25/2035		258,663	247,466
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		60,243	60,157
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		180,689	164,321
Federal National Mortgage Association, "BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		445,564	63,930
Government National Mortgage Association, "XA", Series 2009-118, 5.0%, 12/20/2039		347,329	344,906
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.72%***, 4/25/2036		711,435	655,719
Merrill Lynch Mortgage Investors Trust:
"2A1A", Series 2005-A9, 2.7%***, 12/25/2035		119,270	119,090
"2A", Series 2003-A6, 3.19%***, 10/25/2033		130,698	127,749
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		133,860	130,053
Vericrest Opportunity Loan Transferee, "M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039		149,454	146,521
		Principal Amount ($) (a)	Value ($)

Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.721%***, 10/25/2035		119,151	114,132
Wells Fargo Mortgage-Backed Securities Trust:
"A3", Series 2005-4, 5.0%, 4/25/2035		115,095	114,565
"A19", Series 2006-11, 6.0%, 9/25/2036		124,533	124,412
Total Collateralized Mortgage Obligations (Cost $2,503,586)			2,594,373

Government & Agency Obligations 17.2%
Other Government Related (d) 5.3%
Citibank NA, FDIC Guaranteed, 0.316%***, 5/7/2012		650,000	650,528
International Bank for Reconstruction & Development, 5.25%***, 4/9/2025		290,000	284,461
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.553%***, 12/26/2012		232,000	233,177
Kreditanstalt fuer Wiederaufbau, 1.35%, 1/20/2014	JPY	185,000,000	2,347,476
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		460,000	491,826
			4,007,468
Sovereign Bonds 7.0%
Federative Republic of Brazil:
8.875%, 10/14/2019		295,000	389,400
12.5%, 1/5/2016	BRL	250,000	174,398
Government of Canada, 4.5%, 6/1/2015	CAD	350,000	384,461
Republic of Argentina, 5.83%, 12/31/2033	ARS	375	176
Republic of El Salvador, 144A, 7.65%, 6/15/2035		156,000	164,970
Republic of Lithuania:
144A, 5.125%, 9/14/2017		205,000	201,965
144A, 7.375%, 2/11/2020		195,000	215,404
Republic of Panama, 9.375%, 1/16/2023		500,000	688,750
Republic of Peru, 7.35%, 7/21/2025		285,000	346,703
Republic of Poland, 6.375%, 7/15/2019		345,000	386,473
Republic of South Africa, 6.875%, 5/27/2019		220,000	257,675
Republic of Uruguay:
7.625%, 3/21/2036		60,000	71,250
9.25%, 5/17/2017		105,000	135,450
Republic of Venezuela, 9.25%, 9/15/2027		150,000	111,750
Russian Federation, REG S, 7.5%, 3/31/2030		478,731	553,652
United Kingdom Treasury Bond, 3.75%, 9/7/2019	GBP	750,000	1,206,322
			5,288,799
US Government Sponsored Agency 0.1%
Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011		100,000	100,695
		Principal Amount ($) (a)	Value ($)

US Treasury Obligations 4.8%
US Treasury Bill, 0.185%****, 3/17/2011 (e)		99,000	98,978
US Treasury Bond, 4.375%, 5/15/2040		551,000	553,667
US Treasury Notes:
0.875%, 2/29/2012		2,250,000	2,263,095
2.625%, 11/15/2020		759,000	715,950
			3,631,690
Total Government & Agency Obligations (Cost $12,104,046)			13,028,652

Loan Participations and Assignments 3.7%
Senior Loans*** 3.2%
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015 (PIK)		11,948	9,141
Term Loan B, 12.0%, 4/21/2015 (PIK)		69,862	65,636
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		85,000	86,410
Charter Communications Operating LLC:
Replacement Term Loan, 2.27%, 3/6/2014		18,104	17,904
Term Loan, 3.56%, 9/6/2016		208,149	205,287
New Term Loan, 7.25%, 3/6/2014		94,108	97,945
Clear Channel Communication, Term Loan B, LIBOR plus 3.65%, 1/28/2016		110,000	95,920
Dunkin' Brands, Inc., Term Loan B, 5.75%, 11/23/2017		70,000	70,943
Ford Motor Co., Term Loan B1, 3.02%, 12/16/2013		183,850	183,803
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.261%, 3/26/2014		165,210	145,300
Letter of Credit, 2.289%, 3/26/2014		9,903	8,709
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		109,416	105,559
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	93,849	126,321
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		114,379	112,556
Term Loan C2, 2.563%, 5/6/2013		58,987	58,046
Nuveen Investments, Inc., First Lien, Term Loan, 3.303%, 11/13/2014		115,000	110,137
OSI Restaurant Partners LLC:
Term Loan, 2.563%, 6/14/2013		11,007	10,537
Term Loan B, 2.625%, 6/14/2014		113,924	109,062
Pinafore LLC, Term Loan B, 6.25%, 9/29/2016		522,909	530,918
Roundy's Supermarkets, Inc., Second Lien, Term Loan, LIBOR plus 8.0%, 4/18/2016		65,000	66,097
		Principal Amount ($) (a)	Value ($)

Syniverse Technologies, Inc., Term Loan B, LIBOR plus 3.75%, 12/21/2017		50,000	50,641
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		88,875	62,124
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		84,346	77,556
VML US Finance LLC:
Delayed Draw Term Loan B, 4.8%, 5/25/2012		18,154	18,177
Term Loan B, 4.8%, 5/27/2013		31,429	31,469
			2,456,198
Sovereign Loans 0.5%
BOM Capital PLC, 144A, 6.699%, 3/11/2015		205,000	211,150
VTB Bank, 144A, 6.875%, 5/29/2018		145,000	153,337
			364,487
Total Loan Participations and Assignments (Cost $2,735,317)			2,820,685

Preferred Securities 0.7%
Financials 0.6%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	343,613
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	148,107
			491,720
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	73,625
Total Preferred Securities (Cost $526,972)			565,345

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $4,000)	4	4,000

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	8,113
Dex One Corp.*	540	4,029
SuperMedia, Inc.*	99	862
Trump Entertainment Resorts, Inc.*	6	109
Vertis Holdings, Inc.*	940	0
		13,113
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	125,000	0
Quad Graphics, Inc.*	69	2,847
		2,847
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $279,466)		17,709

Preferred Stock 0.1%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $100,132)	110	103,967

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	5
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	85	967
Total Warrants (Cost $17,432)		972

	Contracts	Value ($)

Call Options Purchased 0.0%
Floating Rate — LIBOR, Effective Date 5/16/2011, Expiration Date 5/16/2012, Cap Rate 3.0% (Cost $54,460)	14,000,000	467

	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 0.27% (f) (g) (Cost $122,734)	122,734	122,734

Cash Equivalents 5.6%
Central Cash Management Fund, 0.19% (f) (Cost $4,269,126)	4,269,126	4,269,126

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,251,692)+	103.6	78,418,138
Other Assets and Liabilities, Net	(3.6)	(2,711,284)
Net Assets	100.0	75,706,854

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks LP	9.25%	8/1/2015	50,000	USD	50,000	8,500
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	65,000	USD	65,225	228
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	29,280	USD	27,863	10,834
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	3
Tribune Co.	LIBOR plus 3.0%	6/4/2014	88,875	USD	88,819	62,124
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	77
Vertis, Inc.	13.5%	4/1/2014	24,348	USD	9,890	730
Wolverine Tube, Inc.	15.0%	3/31/2012	91,631	USD	91,631	49,481
Young Broadcasting, Inc.	8.75%	1/15/2014	275,000	USD	224,631	3
					696,926	131,980

*** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $76,320,197. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $2,097,941. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,741,864 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,643,923.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $116,902, which is 0.2% of net assets.

(c) Delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	34	3,592,345	26,808
10 Year US Treasury Note	USD	3/22/2011	47	5,660,563	(153,853)
2 Year US Treasury Note	USD	3/31/2011	74	16,199,063	11,578
DAX Index	EUR	3/18/2011	1	231,414	(4,326)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	7	1,172,162	10,009
Federal Republic of Germany Euro-Schatz	EUR	3/8/2011	5	728,317	(811)
FTSE 100 Index	GBP	3/18/2011	6	551,266	5,332
Hang Seng Index	HKD	1/28/2011	1	148,080	1,988
IBEX 35 Index	EUR	1/21/2011	1	130,837	(3,337)
S&P 500 E-Mini Index	USD	3/18/2011	6	375,900	5,130
TOPIX Index	JPY	3/11/2011	3	331,075	6,577
United Kingdom Long Gilt Bond	GBP	3/29/2011	16	2,980,748	(5,477)
Total net unrealized depreciation					(100,382)

At December 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2011	19	2,341,989	(9,848)
10 Year Japanese Government Bond	JPY	3/10/2011	6	10,391,181	(50,690)
AEX Index	EUR	1/21/2011	2	189,648	(1,550)
ASX SPI 200 Index	AUD	3/17/2011	3	362,838	3,375
CAC 40 Index	EUR	1/21/2011	3	152,719	3,668
DJ Euro Stoxx 50 Index	EUR	3/18/2011	11	410,698	10,437
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	42	7,032,973	45,686
FTSE MIB Index	EUR	3/18/2011	2	269,999	7,416
Russell 2000 E-Mini Index	USD	3/18/2011	1	78,230	(865)
S&P TSX 60 Index	CAD	3/17/2011	1	154,300	(2,547)
Total net unrealized appreciation					5,082

At December 31, 2010, open written interest rate option contracts were as follows:
Effective/ Expiration Date	Cash Flows Paid	Contract Amount	Strike Rate (%)	Value ($)	Premiums Received ($)	Unrealized Depreciation ($)
Call Option 5/16/2011 5/16/2012	30-year USD Swap Rate — 10-year USD Swap Rate	29,000,000	0.6	(35,163)	30,740	(4,423)

At December 31, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	290,000	1	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	(1,114)	(7,340)	6,226
6/21/2010 9/20/2013	70,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	7,023	858	6,165
6/21/2010 9/20/2015	90,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	10,162	(1,604)	11,766
3/22/2010 6/20/2015	290,000	4	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(138)	(1,646)	1,508
9/20/2010 12/20/2015	1,630,000	5	1.0%	Markit iTraxx SovX Western Europe	(78,525)	(50,148)	(28,377)
Total net unrealized depreciation							(2,712)

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At December 31, 2010, open interest rate swaps contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
10/27/2010 10/27/2020	1,500,000	4	Fixed — 4.12%	Floating — LIBOR	(109,121)	525	(109,646)
11/24/2010 11/24/2020	1,300,000	6	Fixed — 3.96%	Floating — LIBOR	(71,822)	591	(72,413)
10/28/2010 10/28/2025	140,000	4	Fixed — 4.138%	Floating — LIBOR	(4,412)	—	(4,412)
11/1/2010 11/1/2025	240,000	6	Fixed — 4.292%	Floating — LIBOR	(21,668)	—	(21,668)
11/12/2010 11/12/2025	280,000	4	Fixed — 4.285%	Floating — LIBOR	(8,155)	—	(8,155)
11/15/2010 11/15/2025	280,000	6	Fixed — 4.585%	Floating — LIBOR	(23,555)	—	(23,555)
11/16/2010 11/16/2025	140,000	4	Fixed — 4.584%	Floating — LIBOR	(2,817)	—	(2,817)
11/19/2010 11/19/2025	140,000	6	Fixed — 4.784%	Floating — LIBOR	(11,110)	—	(11,110)
11/23/2010 11/23/2025	70,000	4	Fixed — 4.834%	Floating — LIBOR	(924)	—	(924)
Total unrealized depreciation							(254,700)

At December 31, 2010, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payment Paid ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	2,800,000	2	0.45%	Global Interest Rate Strategy Index	4,545	1,867	2,678

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citigroup, Inc.

3 Bank of America

4 Morgan Stanley

5 The Goldman Sachs & Co.

6 Barclays Bank PLC

LIBOR: London InterBank Offered Rate

At December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,510,000	USD	2,091,391	1/14/2011	69,078	UBS AG
USD	1,740,512	CAD	1,753,000	1/25/2011	21,681	Bank of New York Mellon Corp.
USD	1,325,283	NOK	7,858,000	1/25/2011	19,708	Bank of New York Mellon Corp.
USD	3,376,310	AUD	3,420,000	1/25/2011	109,775	UBS AG
USD	1,413,474	SEK	9,637,000	1/25/2011	18,182	HSBC Bank USA
USD	509,540	JPY	42,741,000	1/25/2011	17,047	Royal Bank of Scotland PLC
GBP	981,000	USD	1,532,749	1/25/2011	3,583	Royal Bank of Scotland PLC
Total unrealized appreciation					259,054

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	236,000	USD	235,609	1/14/2011	(1,604)	Credit Suisse
EUR	200,000	USD	262,132	1/14/2011	(5,724)	Morgan Stanley
EUR	368,900	USD	488,408	1/20/2011	(4,535)	JPMorgan Chase Securities, Inc.
EUR	170,000	USD	226,727	1/25/2011	(434)	Royal Bank of Scotland PLC
NZD	2,974,000	USD	2,212,269	1/25/2011	(100,137)	UBS AG
CHF	2,415,000	USD	2,514,983	1/25/2011	(68,734)	HSBC Bank USA
GBP	925,000	USD	1,440,234	2/22/2011	(1,967)	Morgan Stanley
JPY	195,000,000	USD	2,325,665	2/22/2011	(79,250)	Morgan Stanley
Total unrealized depreciation					(262,385)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding option contracts, futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$47,884,841	$543,619	$48,428,460
Mortgage-Backed Securities Pass-Throughs	—	4,144,688	—	4,144,688
Commercial Mortgage-Backed Securities	—	2,316,960	—	2,316,960
Collateralized Mortgage Obligations	—	2,594,373	—	2,594,373
Government & Agency Obligations	—	12,645,213	284,461	12,929,674
Loan Participations and Assignments	—	2,820,685	—	2,820,685
Preferred Securities	—	565,345	—	565,345
Common Stocks	15,851	—	1,858	17,709
Preferred Stock	—	103,967	—	103,967
Warrants	—	—	972	972
Other Investments	—	—	4,000	4,000
Short-Term Investments	4,391,860	98,978	—	4,490,838
Derivatives (k)	—	287,397	467	287,864
Total	$4,407,711	$73,462,447	$835,377	$78,705,535
Liabilities
Derivatives (k)	$(95,300)	$(545,462)	$(35,163)	$(675,925)
Total	$(95,300)	$(545,462)	$(35,163)	$(675,925)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of open options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and written options, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Asset-Backed	Government & Agency Obligations	Loan Participations and Assignments	Common Stocks
Balance as of December 31, 2009	$1,399,392		$600,572	$—	$72,237	$1,749
Total realized gain (loss)	—		57,024	—	3,736	—
Change in unrealized appreciation (depreciation)	141,636		(25,710)	(5,539)	7,898	(12)
Amortization premium/ discount	16,809		—	—	407	—
Net purchases (sales)	(1,000,000)		(631,886)	290,000	(84,278)	121
Transfers into Level 3	8,402	(l)	—	—	—	—
Transfers (out) of Level 3	(22,620	) (m)	—	—	—	—
Balance as of December 31, 2010	$543,619		$—	$284,461	$—	$1,858
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$(59,208)		$—	$(5,539)	$—	$(12)

	Warrants		Convertible Preferred Stocks	Call Options Purchased	Other Investments	Total	Written Options
Balance as of December 31, 2009	$625		$0	$—	$—	$2,074,575	$—
Total realized gain (loss)	—		(4,191)	—	—	56,569	—
Change in unrealized appreciation (depreciation)	347		4,191	(53,993)	0	68,818	(4,423)
Amortization premium/ discount	—		—	—	—	17,216	—
Net purchases (sales)	—		0	54,460	4,000	(1,367,583)	(30,740)
Transfers into Level 3	—		—	—	—	8,402	—
Transfers (out) of Level 3		—	—	—	—	(22,620)	—
Balance as of December 31, 2010	$972		$—	$467	$4,000	$835,377	$(35,163)
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$972		$—	$(53,993)	$0	$(117,780)	$(4,423)

Transfers between price levels are recognized at the beginning of the reporting period.

(l) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $71,859,832) — including $116,902 of securities loaned	$74,026,278
Investment in Daily Assets Fund Institutional (cost $122,734)*	122,734
Investment in Central Cash Management Fund (cost $4,269,126)	4,269,126
Total investments, at value (cost $76,251,692)	78,418,138
Cash	185,479
Foreign currency, at value (cost $122,513)	124,704
Deposit with brokers for open futures contracts	918,646
Receivable for investments sold	104,426
Interest receivable	1,081,310
Upfront payments paid on swaps	3,841
Unrealized appreciation on open swap contracts	28,343
Unrealized appreciation on open forward foreign currency exchange contracts	259,054
Foreign taxes recoverable	4,684
Other assets	447
Total assets	81,129,072
Liabilities
Payable for investments purchased	280,508
Payable for investments purchased — delayed delivery securities	4,097,602
Payable upon return of securities loaned	122,734
Payable for daily variation margin on open futures contracts	86,632
Payable for Fund shares redeemed	64,777
Options written, at value (premiums received $30,740)	35,163
Upfront payments received on swaps	60,738
Unrealized depreciation on open swap contracts	283,077
Unrealized depreciation on open forward foreign currency exchange contracts	262,385
Accrued management fee	19,509
Other accrued expenses and payables	109,093
Total liabilities	5,422,218
Net assets, at value	$75,706,854
Net Assets Consist of
Undistributed net investment income	4,058,018
Net unrealized appreciation (depreciation) on: Investments	2,166,446
Swap contracts	(254,734)
Written options	(4,423)
Futures	(95,300)
Foreign currency	8,924
Accumulated net realized gain (loss)	(944,838)
Paid-in capital	70,772,761
Net assets, at value	$75,706,854
Class A Net Asset Value, offering and redemption price per share ($75,706,854 ÷ 6,329,747 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $164)	$4,821,293
Income distributions — Central Cash Management Fund	10,113
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,499
Total income	4,833,905
Expenses: Management fee	410,735
Administration fee	74,679
Services to shareholders	1,730
Custodian fee	70,329
Legal fees	17,266
Audit and tax fees	66,284
Trustees' fees and expenses	5,347
Reports to shareholders	17,398
Other	42,290
Total expenses before expense reductions	706,058
Expense reductions	(67,414)
Total expenses after expense reductions	638,644
Net investment income (loss)	4,195,261
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,957,117
Swap contracts	(37,558)
Futures	59,063
Foreign currency	404,118
2,382,740
Change in net unrealized appreciation (depreciation) on: Investments	1,121,385
Swap contracts	(309,862)
Written options	(4,423)
Futures	(1,691)
Foreign currency	(282,893)
522,516
Net gain (loss)	2,905,256
Net increase (decrease) in net assets resulting from operations	$7,100,517

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$4,195,261	$4,244,300
Net realized gain (loss)	2,382,740	564,606
Change in net unrealized appreciation (depreciation)	522,516	9,572,764
Net increase (decrease) in net assets resulting from operations	7,100,517	14,381,670
Distributions to shareholders from: Net investment income: Class A	(4,806,010)	(3,708,667)
Fund share transactions: Class A Proceeds from shares sold	11,245,997	9,943,530
Shares converted*	—	44,195
Reinvestment of distributions	4,806,010	3,708,667
Payments for shares redeemed	(16,514,815)	(23,212,559)
Net increase (decrease) in net assets from Class A share transactions	(462,808)	(9,516,167)
Class B Shares converted*	—	(44,195)
Payments for shares redeemed	—	(151)
Net increase (decrease) in net assets from Class B share transactions	—	(44,346)
Increase (decrease) in net assets	1,831,699	1,112,490
Net assets at beginning of period	73,875,155	72,762,665
Net assets at end of period (including undistributed net investment income of $4,058,018 and $4,333,267, respectively)	$75,706,854	$73,875,155
Other Information
Class A Shares outstanding at beginning of period	6,362,456	7,250,530
Shares sold	957,272	943,043
Shares converted*	—	4,547
Shares issued to shareholders in reinvestment of distributions	420,473	392,867
Shares redeemed	(1,410,454)	(2,228,531)
Net increase (decrease) in Class A shares	(32,709)	(888,074)
Shares outstanding at end of period	6,329,747	6,362,456
Class B Shares outstanding at beginning of period	—	4,594
Shares converted*	—	(4,579)
Shares redeemed	—	(15)
Net increase (decrease) in Class B shares	—	(4,594)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.61		$10.03		$11.70		$11.80		$11.50
Income (loss) from investment operations: Net investment incomea	.66		.63		.55		.63		.62
Net realized and unrealized gain (loss)	.47		1.50		(1.38)		(.01)		.36
Total from investment operations	1.13		2.13		(.83)		.62		.98
Less distributions from: Net investment income	(.78)		(.55)		(.69)		(.72)		(.57)
Net realized gains	—		—		(.15)		—		(.11)
Total distributions	(.78)		(.55)		(.84)		(.72)		(.68)
Net asset value, end of period	$11.96		$11.61		$10.03		$11.70		$11.80
Total Return (%)	10.05	b	22.73	b	(7.75	)b	5.43	b	8.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76		74		73		100		86
Ratio of expenses before expense reductions (%)	.95		.86		.89		.84		.85
Ratio of expenses after expense reductions (%)	.86		.80		.87		.83		.85
Ratio of net investment income (%)	5.62		5.96		5.06		5.50		5.47
Portfolio turnover rate (%)	167		370		234		147		143
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Strategic Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.80% and 1.11% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Strategic Value VIP
[] DWS Strategic Value VIP — Class A [] S&P 500® Index
The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Strategic Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,252	$7,617	$8,875	$12,012
	Average annual total return	12.52%	-8.68%	-2.36%	1.85%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$11,507
	Average annual total return	15.06%	-2.86%	2.29%	1.41%
DWS Strategic Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,213	$7,543	$8,721	$12,809
	Average annual total return	12.13%	-8.97%	-2.70%	2.95%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$15,038
	Average annual total return	15.06%	-2.86%	2.29%	4.92%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Strategic Value VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,226.20	$1,223.70
Expenses Paid per $1,000*	$4.71	$6.56
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,020.97	$1,019.31
Expenses Paid per $1,000*	$4.28	$5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Value VIP	.84%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Strategic Value VIP

The US equity market performed well during the past year, gaining 15.06% as measured by the Fund's benchmark, the Standard & Poor's 500® (S&P 500) Index. The Class A shares of the Fund returned 12.52% (unadjusted for contract charges).

The most important factor in the Fund's underperformance was the pro-cyclical bias we held throughout the year. By "pro-cyclical," we mean that we tilted the Fund toward the areas of the market most likely to benefit from an improving economy. This approach worked well during the first three months of the Fund's fiscal year, and again in the fourth quarter rally. However, our pro-cyclical tilt proved to be a significant negative in the April-August 2010 interval, during which elevated concerns about the possibility of a "double-dip" recession weighed heavily on the more economically sensitive areas of the market. Unfortunately, this more than offset the outperformance we generated during the other parts of the year. Other important factors in our underperformance included our underweight in the consumer discretionary sector and our relatively conservative positioning in technology.1

On the plus side, we added value in the energy sector, thanks to both an overweight position and strong stock selection. Our stock selection in the health care, consumer staples and industrials sectors also was additive to performance.

We are disappointed that the Fund failed to keep pace with the benchmark during the past year, but we remain confident in its positioning as we head into 2011. We are focused on owning stocks with high free cash flow, a metric that has correlated with outperformance for individual stocks over time. Free cash flow strength opens the door for a variety of positive developments, including increased dividends, share buybacks and the potential to be acquired at a premium by a competitor. While high free cash flows did not necessarily lead to outperformance for individual stocks during the past year, we believe that the best time to add exposure to a time-tested investment style is when it is out of favor.

In the wake of a financial shock as large as what we experienced in 2008-2009, the process of recovery is bound to be uneven. The result, inevitably, is periodic instability such as what we witnessed in the April-August 2010 time frame.

Thomas Schuessler, PhD

Volker Dosch

Oliver Pfeil, PhD

Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Value VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Energy	22%	13%
Financials	16%	16%
Information Technology	15%	15%
Industrials	11%	12%
Consumer Discretionary	10%	7%
Health Care	9%	14%
Consumer Staples	7%	12%
Telecommunication Services	4%	6%
Materials	3%	4%
Utilities	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 251.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Strategic Value VIP
	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 10.0%
Automobiles 1.0%
General Motors Co.*	73,980	2,726,903
Hotels Restaurants & Leisure 2.2%
McDonald's Corp.	62,115	4,767,947
MGM Resorts International* (a)	80,000	1,188,000
		5,955,947
Household Durables 0.4%
Newell Rubbermaid, Inc.	60,000	1,090,800
Leisure Equipment & Products 0.8%
Mattel, Inc.	87,213	2,217,826
Media 1.6%
Time Warner, Inc.	131,875	4,242,419
Multiline Retail 1.5%
Target Corp.	64,560	3,881,993
Specialty Retail 1.1%
Bed Bath & Beyond, Inc.*	30,000	1,474,500
Lowe's Companies, Inc.	55,829	1,400,191
		2,874,691
Textiles, Apparel & Luxury Goods 1.4%
VF Corp. (a)	43,799	3,774,598
Consumer Staples 7.0%
Beverages 1.5%
PepsiCo, Inc.	61,068	3,989,572
Food & Staples Retailing 2.0%
CVS Caremark Corp.	88,016	3,060,316
Safeway, Inc. (a)	108,536	2,440,975
		5,501,291
Tobacco 3.5%
Altria Group, Inc.	205,453	5,058,253
Philip Morris International, Inc.	73,109	4,279,070
		9,337,323
Energy 21.4%
Energy Equipment & Services 5.6%
Ensco PLC (ADR)	73,117	3,902,985
National Oilwell Varco, Inc.	43,893	2,951,804
Transocean Ltd.* (a)	58,269	4,050,278
Weatherford International Ltd.* (a)	181,327	4,134,256
		15,039,323
Oil, Gas & Consumable Fuels 15.8%
Apache Corp.	48,056	5,729,717
Chevron Corp.	65,658	5,991,292
ConocoPhillips	114,579	7,802,830
Exxon Mobil Corp.	43,803	3,202,875
Hess Corp.	80,468	6,159,021
Marathon Oil Corp.	131,664	4,875,518
Nexen, Inc.	97,451	2,231,628
Occidental Petroleum Corp.	29,367	2,880,903
Williams Companies, Inc.	135,158	3,341,106
		42,214,890
Financials 15.3%
Capital Markets 1.8%
Janus Capital Group, Inc.	80,000	1,037,600
Legg Mason, Inc.	30,000	1,088,100
	Shares	Value ($)

The Goldman Sachs Group, Inc.	16,213	2,726,378
		4,852,078
Commercial Banks 3.0%
Royal Bank of Canada	50,000	2,618,000
Wells Fargo & Co.	172,565	5,347,789
		7,965,789
Consumer Finance 1.0%
Capital One Financial Corp. (a)	63,978	2,722,904
Diversified Financial Services 5.6%
Citigroup, Inc.*	1,057,545	5,002,188
JPMorgan Chase & Co.	233,319	9,897,392
		14,899,580
Insurance 3.9%
Hartford Financial Services Group, Inc. (a)	154,087	4,081,765
Lincoln National Corp.	130,684	3,634,322
MetLife, Inc.	61,167	2,718,261
		10,434,348
Thrifts & Mortgage Finance 0.0%
Washington Mutual, Inc.*	1,394,944	78,954
Health Care 8.9%
Biotechnology 0.9%
Amgen, Inc.*	43,291	2,376,676
Health Care Providers & Services 3.5%
Aetna, Inc.	99,770	3,043,983
UnitedHealth Group, Inc.	83,959	3,031,759
WellPoint, Inc.*	58,337	3,317,042
		9,392,784
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	51,917	2,874,125
Pharmaceuticals 3.4%
Abbott Laboratories	52,809	2,530,079
Mylan, Inc.*	174,984	3,697,412
Novartis AG (ADR) (a)	48,184	2,840,447
		9,067,938
Industrials 10.4%
Aerospace & Defense 5.4%
Honeywell International, Inc.	76,520	4,067,803
ITT Corp. (a)	58,665	3,057,033
United Technologies Corp.	94,868	7,468,009
		14,592,845
Construction & Engineering 0.9%
URS Corp.*	58,652	2,440,510
Industrial Conglomerates 1.5%
General Electric Co.	226,206	4,137,308
Machinery 1.6%
Deere & Co.	50,053	4,156,902
Road & Rail 1.0%
CSX Corp.	41,068	2,653,403
Information Technology 14.8%
Communications Equipment 1.0%
Cisco Systems, Inc.*	135,000	2,731,050
Computers & Peripherals 3.4%
Hewlett-Packard Co.	179,144	7,541,962
Lexmark International, Inc. "A"*	45,000	1,566,900
		9,108,862
	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	70,000	1,352,400
IT Services 2.5%
Accenture PLC "A"	102,451	4,967,849
Computer Sciences Corp.	33,254	1,649,398
		6,617,247
Office Electronics 1.6%
Xerox Corp.	373,129	4,298,447
Semiconductors & Semiconductor Equipment 1.0%
Micron Technology, Inc.* (a)	331,290	2,656,946
Software 4.8%
BMC Software, Inc.*	65,869	3,105,065
Microsoft Corp.	354,564	9,899,427
		13,004,492
Materials 3.4%
Metals & Mining
Agnico-Eagle Mines Ltd. (a)	21,894	1,679,270
BHP Billiton Ltd. (ADR) (a)	20,000	1,858,400
Freeport-McMoRan Copper & Gold, Inc.	23,244	2,791,372
Kinross Gold Corp.	146,385	2,775,459
		9,104,501
Telecommunication Services 4.5%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	146,263	4,297,207
CenturyLink, Inc. (a)	65,928	3,043,896
		7,341,103
	Shares	Value ($)

Wireless Telecommunication Services 1.7%
Vodafone Group PLC (ADR) (a)	175,281	4,632,677
Utilities 2.6%
Electric Utilities 0.6%
FirstEnergy Corp. (a)	43,893	1,624,919
Multi-Utilities 2.0%
PG&E Corp.	58,501	2,798,688
Sempra Energy	48,382	2,539,087
		5,337,775
Total Common Stocks (Cost $225,572,465)		263,304,139

Securities Lending Collateral 14.9%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $39,865,520)	39,865,520	39,865,520

Cash Equivalents 2.1%
Central Cash Management Fund, 0.19% (b) (Cost $5,724,962)	5,724,962	5,724,962

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $271,162,947)+	115.3	308,894,621
Other Assets and Liabilities, Net	(15.3)	(40,966,695)
Net Assets	100.0	267,927,926

* Non-income producing security.

+ The cost for federal income tax purposes was $272,059,584. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $36,835,037. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,605,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,770,684.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $38,874,375, which is 14.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$263,304,139	$—	$—	$263,304,139
Short-Term Investments (d)	45,590,482	—	—	45,590,482
Total	$308,894,621	$—	$—	$308,894,621

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $225,572,465) — including $38,874,375 of securities loaned	$263,304,139
Investment in Daily Assets Fund Institutional (cost $39,865,520)*	39,865,520
Investment in Central Cash Management Fund (cost $5,724,962)	5,724,962
Total investments at value (cost $271,162,947)	308,894,621
Receivable for Fund shares sold	803
Dividends receivable	426,895
Interest receivable	2,761
Foreign taxes recoverable	2,107
Other assets	1,438
Total assets	309,328,625
Liabilities
Payable upon return of securities loaned	39,865,520
Payable for Fund shares redeemed	154,974
Payable for investments purchased	1,085,769
Accrued management fee	149,132
Other accrued expenses and payables	145,304
Total liabilities	41,400,699
Net assets, at value	$267,927,926
Net Assets Consist of
Undistributed net investment income	3,522,893
Net unrealized appreciation (depreciation) on: Investments	37,731,674
Foreign currency	64
Accumulated net realized gain (loss)	(141,564,092)
Paid-in capital	368,237,387
Net assets, at value	$267,927,926
Class A Net Asset Value, offering and redemption price per share ($266,068,810 ÷ 32,742,109 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.13
Class B Net Asset Value, offering and redemption price per share ($1,859,116 ÷ 228,157 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $43,360)	$5,932,680
Income distributions — Central Cash Management Fund	19,988
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,898
Total income	5,985,566
Expenses: Management fee	1,756,021
Administration fee	264,774
Services to shareholders	20,135
Distribution service fee (Class B)	4,271
Record keeping fees (Class B)	940
Custodian fee	17,404
Professional fees	65,688
Trustees' fees and expenses	9,696
Reports to shareholders	69,429
Other	13,801
Total expenses before expense reductions	2,222,159
Expense reductions	(36,423)
Total expenses after expense reductions	2,185,736
Net investment income (loss)	3,799,830
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,969,063
Foreign currency	351
Payments by Affiliates (see Note I)	289,394
18,258,808
Change in net unrealized appreciation (depreciation) on: Investments	8,466,003
Foreign currency	64
8,466,067
Net gain (loss)	26,724,875
Net increase (decrease) in net assets resulting from operations	$30,524,705

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$3,799,830	$5,183,044
Net realized gain (loss)	18,258,808	(11,128,319)
Change in net unrealized appreciation (depreciation)	8,466,067	65,208,508
Net increase (decrease) in net assets resulting from operations	30,524,705	59,263,233
Distributions to shareholders from: Net investment income: Class A	(5,244,990)	(12,778,810)
Class B	(28,738)	(81,600)
Total distributions	(5,273,728)	(12,860,410)
Fund share transactions: Class A Proceeds from shares sold	4,504,378	5,209,923
Reinvestment of distributions	5,244,990	12,778,810
Payments for shares redeemed	(50,438,746)	(90,662,545)
Net increase (decrease) in net assets from Class A share transactions	(40,689,378)	(72,673,812)
Class B Proceeds from shares sold	431,727	544,525
Reinvestment of distributions	28,738	81,600
Payments for shares redeemed	(713,355)	(1,038,519)
Net increase (decrease) in net assets from Class B share transactions	(252,890)	(412,394)
Increase (decrease) in net assets	(15,691,291)	(26,683,383)
Net assets at beginning of period	283,619,217	310,302,600
Net assets at end of period (including undistributed net investment income of $3,522,893 and $4,996,440, respectively)	$267,927,926	$283,619,217
Other Information
Class A Shares outstanding at beginning of period	38,269,626	49,642,073
Shares sold	610,579	874,127
Shares issued to shareholders in reinvestment of distributions	674,163	2,576,373
Shares redeemed	(6,812,259)	(14,822,947)
Net increase (decrease) in Class A shares	(5,527,517)	(11,372,447)
Shares outstanding at end of period	32,742,109	38,269,626
Class B Shares outstanding at beginning of period	265,888	327,546
Shares sold	56,800	86,408
Shares issued to shareholders in reinvestment of distributions	3,675	16,352
Shares redeemed	(98,206)	(164,418)
Net increase (decrease) in Class B shares	(37,731)	(61,658)
Shares outstanding at end of period	228,157	265,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$7.36		$6.21		$14.40		$15.02	$13.41
Income (loss) from investment operations: Net investment income (loss)a	.11		.12		.22		.29	.27
Net realized and unrealized gain (loss)	.81		1.31		(5.80)		(.56)	2.21
Total from investment operations	.92		1.43		(5.58)		(.27)	2.48
Less distributions from: Net investment income	(.15)		(.28)		(.36)		(.22)	(.28)
Net realized gains	—		—		(2.25)		(.13)	(.59)
Total distributions	(.15)		(.28)		(2.61)		(.35)	(.87)
Net asset value, end of period	$8.13		$7.36		$6.21		$14.40	$15.02
Total Return (%)	12.52	b	25.30	b	(45.98	)b	(1.86)	18.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	266		282		308		792	992
Ratio of expenses before expense reductions (%)	.84		.80		.81		.78	.77
Ratio of expenses after expense reductions(%)	.82		.76		.80		.78	.77
Ratio of net investment income (%)	1.44		1.89		2.21		1.94	1.87
Portfolio turnover rate (%)	87		91		28		27	20
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$7.38	$6.22	$14.41	$15.02	$13.39
Income (loss) from investment operations: Net investment income (loss)a	.08	.10	.16	.24	.22
Net realized and unrealized gain (loss)	.81	1.32	(5.79)	(.56)	2.19
Total from investment operations	.89	1.42	(5.63)	(.32)	2.41
Less distributions from: Net investment income	(.12)	(.26)	(.31)	(.16)	(.19)
Net realized gains	—	—	(2.25)	(.13)	(.59)
Total distributions	(.12)	(.26)	(2.56)	(.29)	(.78)
Net asset value, end of period	$8.15	$7.38	$6.22	$14.41	$15.02
Total Return (%)b	12.13	24.94	(46.16)	(2.19)	18.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	37	191
Ratio of expenses before expense reduction (%)	1.15	1.11	1.21	1.15	1.16
Ratio of expenses after expense reduction (%)	1.14	1.08	1.17	1.13	1.16
Ratio of net investment income (%)	1.12	1.57	1.84	1.59	1.48
Portfolio turnover rate (%)	87	91	28	27	20
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.84% and 1.18% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any Fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

Fund returns shown during the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement for Class A shares. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Technology VIP
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® North American Technology Sector Index
The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,866	$10,237	$11,789	$7,967
	Average annual total return	18.66%	0.79%	3.35%	-2.25%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-0.47%	3.75%	0.02%
S&P North American Technology Sector Index	Growth of $10,000	$11,265	$10,417	$13,276	$9,168
	Average annual total return	12.65%	1.37%	5.83%	-0.86%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,769	$10,104	$11,553	$16,857
	Average annual total return	17.96%	0.35%	2.93%	6.34%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$15,890
	Average annual total return	16.71%	-0.47%	3.75%	5.60%
S&P North American Technology Sector Index	Growth of $10,000	$11,265	$10,417	$13,276	$19,158
	Average annual total return	12.65%	1.37%	5.83%	7.94%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Technology VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,300.10	$1,297.60
Expenses Paid per $1,000*	$5.45	$7.76
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,020.47	$1,018.45
Expenses Paid per $1,000*	$4.79	$6.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.94%	1.34%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Technology VIP

Technology stocks produced double-digit returns during 2010 — as measured by the 12.65% gain of the Fund's benchmark, the S&P® North American Technology Sector Index — but underperformed the 15.06% return of the Standard & Poor's 500® (S&P 500) Index. The Class A shares of the Fund returned 18.66% (unadjusted for contract charges), outperforming the benchmark by a wide margin.

The Fund's strong performance was largely attributable to the effectiveness of our individual stock selection. Of the many stocks that stood out as winners, the largest contributor was Isilon Systems, Inc.,* a vendor of data storage systems suitable for very large files. The stock performed well due to the effectiveness of the company's new sales strategy, rising demand for its storage products and takeover speculation. Also among the Fund's top contributors were LogMeIn, Inc.,* Apple Inc., Ariba, Inc. and F5 Networks, Inc.

On the negative side, our performance was hurt by an overweight position in Hewlett-Packard Co.1 The stock lagged the broader sector by a wide margin due to the forced departure of esteemed CEO Mark Hurd and the Board's unexpected choice of former SAP CEO Leo Apotheker as his replacement. Other detractors of note included Comverse Technology, Inc. and Google, Inc.

We believe the tech sector continues to present a mix of defensive and offensive characteristics, making it attractive at a time of an uncertain economic outlook. The tech sector also provides investors with the opportunity to take part in a number of compelling longer-term themes. For instance, we favor companies participating in technological trends with significant potential impact on the overall economy, such as cloud computing, mobile data, business analytics and online advertising. Many companies related to these themes are likely to become potential targets for further merger and acquisition (M&A) activity, creating opportunities for bottom-up investors.

Frederic L. Fayolle, CFA

Lead Portfolio Manager

Clark Chang

Walter Holick

Portfolio Managers

The S&P North American Technology Sector Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Technology VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology:
Computers & Peripherals	22%	25%
Software	18%	18%
Communications Equipment	17%	17%
Semiconductors & Semiconductor Equipment	16%	16%
Internet Software & Services	14%	14%
IT Services	9%	7%
Electronic Equipment, Instruments & Components	1%	2%
Consumer Discretionary:
Hotel Restaurants & Leisure	0%	—
Internet & Catalog Retail	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 264.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Technology VIP
	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 3.1%
Hotels Restaurants & Leisure 0.3%
Ctrip.com International Ltd. (ADR)*	6,070	245,532
Internet & Catalog Retail 2.8%
Amazon.com, Inc.*	7,210	1,297,800
Priceline.com, Inc.*	1,950	779,122
		2,076,922
Information Technology 96.2%
Communications Equipment 17.2%
Acme Packet, Inc.*	7,523	399,923
Aviat Networks, Inc.*	2,463	12,487
Cisco Systems, Inc.*	183,760	3,717,465
Comverse Technology, Inc.*	126,644	919,435
F5 Networks, Inc.*	8,850	1,151,916
Juniper Networks, Inc.* (a)	29,800	1,100,216
Motorola, Inc.*	59,350	538,304
Polycom, Inc.* (a)	23,810	928,114
QUALCOMM, Inc.	77,996	3,860,022
Research In Motion Ltd.*	6,460	375,520
		13,003,402
Computers & Peripherals 22.2%
Apple, Inc.*	29,370	9,473,587
EMC Corp.* (a)	93,957	2,151,615
Gemalto NV	7,700	327,670
Hewlett-Packard Co.	90,770	3,821,417
QLogic Corp.*	3,660	62,293
SanDisk Corp.*	17,290	862,079
Xyratex Ltd.*	7,848	128,001
		16,826,662
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	39,250	758,310
Internet Software & Services 13.6%
Akamai Technologies, Inc.*	6,720	316,176
Digital River, Inc.*	16,620	572,060
eBay, Inc.*	10,450	290,824
Equinix, Inc.*	2,710	220,215
Google, Inc. "A"*	9,450	5,613,017
LogMeIn, Inc.* (a)	24,313	1,078,038
Open Text Corp.* (a)	3,400	156,604
QuinStreet, Inc.* (a)	27,888	535,728
Telecity Group PLC*	40,505	297,064
Tencent Holdings Ltd.	18,080	397,756
VistaPrint NV* (a)	3,030	139,380
Yahoo!, Inc.* (a)	41,070	682,994
		10,299,856
IT Services 8.9%
Accenture PLC "A"	9,820	476,172
Amdocs Ltd.*	8,580	235,693
Cognizant Technology Solutions Corp. "A"*	25,390	1,860,833
Fiserv, Inc.*	10,400	609,024
FleetCor Technologies, Inc.*	4,920	152,126
International Business Machines Corp.	12,740	1,869,722
iSoftStone Holdings Ltd. (ADR)*	4,530	82,310
	Shares	Value ($)

MasterCard, Inc. "A"	960	215,146
Teradata Corp.*	22,861	940,959
Visa, Inc. "A" (a)	4,610	324,452
		6,766,437
Semiconductors & Semiconductor Equipment 15.7%
Aixtron SE (a)	10,660	393,643
Altera Corp. (a)	11,660	414,863
Applied Materials, Inc.	24,000	337,200
ASML Holding NV (NY Registered Shares) (a)	14,190	544,044
Avago Technologies Ltd.	17,129	487,663
Broadcom Corp. "A"	20,310	884,500
Cavium Networks, Inc.* (a)	7,010	264,137
Cirrus Logic, Inc.*	21,400	341,972
Inphi Corp.*	1,940	38,975
Integrated Device Technology, Inc.*	74,600	496,836
Intel Corp.	152,879	3,215,045
KLA-Tencor Corp.	12,740	492,273
Marvell Technology Group Ltd.*	17,900	332,045
MaxLinear, Inc. "A"* (a)	22,300	239,948
Microchip Technology, Inc. (a)	8,270	282,917
Microsemi Corp.*	14,290	327,241
Netlogic Microsystems, Inc.*	13,880	435,971
Novellus Systems, Inc.* (a)	16,910	546,531
NXP Semiconductors NV*	10,220	213,905
Texas Instruments, Inc. (a)	49,900	1,621,750
		11,911,459
Software 17.6%
Activision Blizzard, Inc.	36,210	450,452
Adobe Systems, Inc.*	20,990	646,072
ANSYS, Inc.*	5,160	268,681
Ariba, Inc.*	55,660	1,307,453
BMC Software, Inc.*	19,040	897,546
Check Point Software Technologies Ltd.*	11,080	512,561
Citrix Systems, Inc.*	4,770	326,316
Informatica Corp.* (a)	20,790	915,384
Longtop Financial Technologies Ltd. (ADR)*	4,900	177,282
Microsoft Corp.	127,410	3,557,287
Oracle Corp.	87,010	2,723,413
QLIK Technologies, Inc.*	7,958	205,396
RealD, Inc.*	976	25,298
Rovi Corp.* (a)	3,150	195,332
Salesforce.com, Inc.* (a)	1,560	205,920
Symantec Corp.*	18,560	310,694
Taleo Corp. "A"*	10,890	301,109
VanceInfo Technologies, Inc. (ADR)*	8,160	281,846
		13,308,042
Total Common Stocks (Cost $42,878,738)		75,196,622

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $9,321,665)	9,321,665	9,321,665

	Shares	Value ($)

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (b) (Cost $675,065)	675,065	675,065

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $52,875,468)+	112.5	85,193,352
Other Assets and Liabilities, Net	(12.5)	(9,493,284)
Net Assets	100.0	75,700,068

* Non-income producing security.

+ The cost for federal income tax purposes was $56,197,483. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $28,995,869. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,698,880 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,703,011.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $9,072,813, which is 12.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)
Consumer Discretionary	$2,322,454	$—	$—	$2,322,454
Information Technology	71,458,035	1,416,133	—	72,874,168
Short-Term Investments (d)	9,996,730	—	—	9,996,730
Total	$83,777,219	$1,416,133	$—	$85,193,352

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $42,878,738) — including $9,072,813 of securities loaned	$75,196,622
Investment in Daily Assets Fund Institutional (cost $9,321,665)*	9,321,665
Investment in Central Cash Management Fund (cost $675,065)	675,065
Total investments, at value (cost $52,875,468)	85,193,352
Cash	3,103
Foreign currency, at value (cost $9,181)	9,138
Receivable for Fund shares sold	128
Interest receivable	4,770
Other assets	406
Total assets	85,210,897
Liabilities
Payable upon return of securities loaned	9,321,665
Payable for Fund shares redeemed	72,412
Accrued management fee	42,305
Other accrued expenses and payables	74,447
Total liabilities	9,510,829
Net assets, at value	$75,700,068
Net Assets Consist of
Distributions in excess of net investment income	(79)
Net unrealized appreciation (depreciation) on: Investments	32,317,884
Foreign currency	(43)
Accumulated net realized gain (loss)	(108,783,810)
Paid-in capital	152,166,116
Net assets, at value	$75,700,068
Class A Net Asset Value, offering and redemption price per share ($75,572,811 ÷ 6,893,997 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.96
Class B Net Asset Value, offering and redemption price per share ($127,257 ÷ 11,963 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.64

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $607)	$442,108
Income distributions — Central Cash Management Fund	974
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,747
Total income	472,829
Expenses: Management fee	484,850
Administration fee	72,910
Services to shareholders	2,813
Distribution service fee (Class B)	2,449
Record keeping fees (Class B)	962
Custodian fee	10,843
Legal fees	9,743
Audit and tax fees	52,788
Trustees' fees and expenses	5,376
Reports to shareholders	24,990
Other	17,141
Total expenses	684,865
Net investment income (loss)	(212,036)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,855,733
Foreign currency	3,739
Payments by affiliate (see Note I)	1,507
7,860,979
Change in net unrealized appreciation (depreciation) on: Investments	4,413,329
Foreign currency	(5,229)
4,408,100
Net gain (loss)	12,269,079
Net increase (decrease) in net assets resulting from operations	$12,057,043

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(212,036)	$43,997
Net realized gain (loss)	7,860,979	(13,132,543)
Net unrealized appreciation (depreciation)	4,408,100	45,141,538
Net increase (decrease) in net assets resulting from operations	12,057,043	32,052,992
Distributions to shareholders from: Net investment income: Class A	(30,198)	—
Fund share transactions: Class A Proceeds from shares sold	4,885,683	8,267,890
Reinvestment of distributions	30,198	—
Payments for shares redeemed	(19,283,343)	(20,829,816)
Net increase (decrease) in net assets from Class A share transactions	(14,367,462)	(12,561,926)
Class B Proceeds from shares sold	154,027	696,779
Payments for shares redeemed	(2,934,016)	(561,458)
Net increase (decrease) in net assets from Class B share transactions	(2,779,989)	135,321
Increase (decrease) in net assets	(5,120,606)	19,626,387
Net assets at beginning of period	80,820,674	61,194,287
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $79 and $24,841, respectively)	$75,700,068	$80,820,674
Other Information
Class A Shares outstanding at beginning of period	8,447,123	10,336,451
Shares sold	509,793	1,071,894
Shares issued to shareholders in reinvestment of distributions	3,065	—
Shares redeemed	(2,065,984)	(2,961,222)
Net increase (decrease) in Class A shares	(1,553,126)	(1,889,328)
Shares outstanding at end of period	6,893,997	8,447,123
Class B Shares outstanding at beginning of period	309,078	290,168
Shares sold	17,099	100,046
Shares redeemed	(314,214)	(81,136)
Net increase (decrease) in Class B shares	(297,115)	18,910
Shares outstanding at end of period	11,963	309,078

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.24	$5.76	$10.71		$9.37	$9.30
Income (loss) from investment operations: Net investment income (loss)a	(.03)	.01	(.00	)*	(.02)	(.01	)c
Net realized and unrealized gain (loss)	1.75	3.47	(4.95)		1.36	.08
Total from investment operations	1.72	3.48	(4.95)		1.34	.07
Less distributions from: Net investment income	(.00 )*	—	—		—	—
Net asset value, end of period	$10.96	$9.24	$5.76		$10.71	$9.37
Total Return (%)	18.66	60.42	(46.22	)b	14.30	.75	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	78	60		153	165
Ratio of expenses before expense reductions (%)	.93	.84	1.01		.91	.89
Ratio of expenses after expense reductions (%)	.93	.84	1.00		.91	.89
Ratio of net investment income (loss) (%)	(.29)	.08	(.01)		(.15)	(.12	)c
Portfolio turnover rate (%)	23	45	71		91	49
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Amount is less than $0.005.

Class B Years Ended December 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.02	$5.64	$10.53		$9.25	$9.21
Income (loss) from investment operations: Net investment income (loss)a	(.06)	(.02)	(.03)		(.05)	(.04	)c
Net realized and unrealized gain (loss)	1.68	3.40	(4.86)		1.33	.08
Total from investment operations	1.62	3.38	(4.89)		1.28	.04
Net asset value, end of period	$10.64	$9.02	$5.64		$10.53	$9.25
Total Return (%)	17.96	59.93	(46.44	)b	13.84	.43	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	2		3	14
Ratio of expenses before expense reductions (%)	1.29	1.18	1.35		1.29	1.28
Ratio of expenses after expense reductions (%)	1.29	1.18	1.35		1.29	1.28
Ratio of net investment income (loss) (%)	(.64)	(.27)	(.35)		(.53)	(.51	)c
Portfolio turnover rate (%)	23	45	71		91	49
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2010

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.89% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

Fund returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2010
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index
The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31

Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,900	$9,774	$13,092	$14,428
	Average annual total return	29.00%	-0.76%	5.54%	3.86%
Russell Midcap Growth Index	Growth of $10,000	$12,638	$10,294	$12,692	$15,551
	Average annual total return	26.38%	0.97%	4.88%	4.67%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 1, 2001. Index returns began on April 30, 2001.

Information About Your Fund's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,348.50
Expenses Paid per $1,000*	$5.68
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,020.37
Expenses Paid per $1,000*	$4.89

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.96%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Turner Mid Cap Growth VIP

Both DWS Turner Mid Cap Growth VIP and the stock market capped 2010 with a strong finish, propelled by a strengthening global economy, robust earnings and a growing bullish sentiment among investors. The Standard & Poor's 500® (S&P 500) Index finished the year with a healthy gain of 15.06%. This is the index's second yearly gain in a row and its fourth over the past five years. The year, although strong, was not without its challenges as investors had to deal with the May 6th "flash crash", financial reform and continued concerns over the health of many European economies. On the other hand, the US Federal Reserve Board (the Fed) continued to be active in the market, with round two of the quantitative easing effort initiated later in the year, and corporate earnings continued to post strong gains.

For 2010, small-cap stocks outpaced both mid- and large-cap stocks. The Russell 2000® Index posted a gain of 26.85% versus 16.10% for the Russell 1000® Index. Growth stocks outperformed value stocks across the market-cap spectrum for the year as investors became more optimistic over the economic rebound and sought out companies with stronger earnings prospects.

With improving economic conditions and a favorable backdrop for companies looking to grow their earnings, the performance of the Fund was strong, with Class A shares returning 29.00%, outpacing the 26.38% return for the Fund's benchmark, the Russell Midcap® Growth Index, as of December 31, 2010 (unadjusted for contract charges). Seven of the nine portfolio sectors outperformed the benchmark, with outperformance largely attributed to strength in the technology sector due to good stock selection.

The technology and financial services sectors contributed the most to relative gains, while the health care sector and producer durables, a Turner Custom Sector, were the lead detractors. A sustained pickup in corporate spending aided the technology sector as our holdings in F5 Networks, Inc., Salesforce.com, Inc. and Cypress Semiconductor Corp. generated strong double-digit returns. Within financial services, the life/health insurance and real estate development industries led the way. Health care was among the worst-performing sectors as unanswered health care reform questions continued to linger over the industry. Electronic production equipment, electrical products and industrial machinery companies detracted.

As before, the Fund emphasizes three types of growth stocks. One, it holds classic growth stocks in industries such as biotechnology and wireless communications that we think have high-return potential for fundamental reasons. Two, it holds stocks of companies gaining market share in their businesses. And three, it holds cyclical stocks in industries such as metals, heavy equipment, bioagriculture, retailing and chemicals that historically have tended to do well as the economy improves.

Christopher K. McHugh

Lead Manager, Turner Investment Partners, Inc.

Subadvisor to the Fund

Tara Hedlund, CFA

Jason Schrotberger, CFA

Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Turner Mid Cap Growth VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	28%	27%
Consumer Discretionary	18%	16%
Health Care	12%	15%
Industrials	11%	10%
Financials	10%	10%
Materials	8%	6%
Energy	6%	7%
Consumer Staples	4%	7%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 276.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Turner Mid Cap Growth VIP
	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 17.6%
Auto Components 1.2%
BorgWarner, Inc.* (a)	10,260	742,414
Hotels Restaurants & Leisure 6.5%
Darden Restaurants, Inc.	7,510	348,764
Royal Caribbean Cruises Ltd.*	12,510	587,970
Starwood Hotels & Resorts Worldwide, Inc. (a)	23,700	1,440,486
WMS Industries, Inc.*	16,775	758,901
Wynn Resorts Ltd.	6,660	691,575
		3,827,696
Internet & Catalog Retail 1.2%
Priceline.com, Inc.*	1,770	707,203
Media 1.3%
Interpublic Group of Companies, Inc.*	75,190	798,518
Multiline Retail 1.5%
Nordstrom, Inc. (a)	20,850	883,623
Specialty Retail 3.7%
Abercrombie & Fitch Co. "A" (a)	13,290	765,903
Dick's Sporting Goods, Inc.*	14,010	525,375
Guess?, Inc.	18,850	891,982
		2,183,260
Textiles, Apparel & Luxury Goods 2.2%
Coach, Inc.	23,230	1,284,851
Consumer Staples 3.8%
Beverages 0.5%
Hansen Natural Corp.*	6,020	314,726
Food & Staples Retailing 1.2%
Whole Foods Market, Inc.*	13,890	702,695
Food Products 2.1%
Green Mountain Coffee Roasters, Inc.*	15,560	511,302
Mead Johnson Nutrition Co.	11,210	697,822
		1,209,124
Energy 6.3%
Energy Equipment & Services 1.0%
Cameron International Corp.*	11,800	598,614
Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc.*	10,860	651,926
Cimarex Energy Co.	7,810	691,419
Concho Resources, Inc.*	9,200	806,564
QEP Resources, Inc.	12,800	464,768
Whiting Petroleum Corp.*	4,190	491,026
		3,105,703
Financials 9.5%
Capital Markets 3.4%
Invesco Ltd.	27,690	666,221
T. Rowe Price Group, Inc. (a)	20,340	1,312,744
		1,978,965
Commercial Banks 0.9%
M&T Bank Corp.	6,290	547,545
Consumer Finance 0.7%
Discover Financial Services	23,040	426,931
	Shares	Value ($)

Diversified Financial Services 2.1%
IntercontinentalExchange, Inc.*	6,140	731,581
MSCI, Inc. "A"*	12,530	488,169
		1,219,750
Insurance 1.3%
Aon Corp.	8,820	405,808
Unum Group	16,060	388,973
		794,781
Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc. "A"*	32,550	666,624
Health Care 11.7%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.* (a)	9,880	795,834
Onyx Pharmaceuticals, Inc.*	7,680	283,161
United Therapeutics Corp.*	8,340	527,255
		1,606,250
Health Care Equipment & Supplies 1.8%
Intuitive Surgical, Inc.*	1,790	461,372
Varian Medical Systems, Inc.*	8,400	581,952
		1,043,324
Health Care Providers & Services 4.2%
AMERIGROUP Corp.*	8,610	378,151
AmerisourceBergen Corp.	19,480	664,658
Emergency Medical Services Corp. "A"*	5,550	358,586
Laboratory Corp. of America Holdings*	3,960	348,163
Universal Health Services, Inc. "B"	17,110	742,916
		2,492,474
Life Sciences Tools & Services 0.9%
Charles River Laboratories International, Inc.*	6,550	232,787
Illumina, Inc.*	4,670	295,798
		528,585
Pharmaceuticals 2.1%
Hospira, Inc.*	9,020	502,324
Valeant Pharmaceuticals International, Inc.	12,560	355,322
Watson Pharmaceuticals, Inc.*	7,620	393,573
		1,251,219
Industrials 10.6%
Aerospace & Defense 1.2%
Goodrich Corp.	8,480	746,834
Airlines 1.4%
United Continental Holdings, Inc.*	33,936	808,355
Machinery 4.5%
Cummins, Inc.	10,330	1,136,403
Joy Global, Inc.	11,890	1,031,458
Parker Hannifin Corp.	5,810	501,403
		2,669,264
Professional Services 0.8%
Manpower, Inc.	7,200	451,872
Road & Rail 0.8%
Canadian Pacific Railway Ltd.	7,240	469,224
	Shares	Value ($)

Trading Companies & Distributors 1.9%
Fastenal Co. (a)	13,390	802,195
WESCO International, Inc.*	5,760	304,128
		1,106,323
Information Technology 28.1%
Communications Equipment 6.3%
Acme Packet, Inc.*	8,270	439,633
Aruba Networks, Inc.*	28,110	586,937
F5 Networks, Inc.*	12,600	1,640,016
Finisar Corp.*	13,120	389,533
Juniper Networks, Inc.*	11,990	442,671
Riverbed Technology, Inc.*	5,950	209,261
		3,708,051
Computers & Peripherals 3.4%
NetApp, Inc.* (a)	18,210	1,000,821
SanDisk Corp.*	20,230	1,008,668
		2,009,489
Electronic Equipment, Instruments & Components 0.6%
Aeroflex Holding Corp.*	20,500	337,225
Internet Software & Services 2.7%
Akamai Technologies, Inc.*	7,620	358,521
LogMeIn, Inc.*	9,350	414,579
MercadoLibre, Inc.* (a)	4,270	284,596
OpenTable, Inc.*	1,650	116,292
VeriSign, Inc.	12,300	401,841
		1,575,829
IT Services 0.9%
VeriFone Systems, Inc.*	13,290	512,462
Semiconductors & Semiconductor Equipment 10.5%
ASML Holding NV (NY Registered Shares) (a)	20,810	797,855
Atheros Communications*	22,530	809,278
Broadcom Corp. "A"	17,150	746,883
Cree, Inc.*	4,730	311,660
Cypress Semiconductor Corp.*	50,140	931,601
First Solar, Inc.* (a)	1,550	201,717
Lam Research Corp.*	15,670	811,393
Netlogic Microsystems, Inc.*	22,230	698,244
Varian Semiconductor Equipment Associates, Inc.*	24,730	914,268
		6,222,899
	Shares	Value ($)

Software 3.7%
Fortinet, Inc.*	11,110	359,408
Salesforce.com, Inc.*	9,790	1,292,280
SuccessFactors, Inc.*	19,030	551,109
		2,202,797
Materials 8.3%
Chemicals 2.7%
CF Industries Holdings, Inc.	7,300	986,595
LyondellBasell Industries NV*	17,390	598,216
		1,584,811
Metals & Mining 5.6%
Cliffs Natural Resources, Inc. (a)	10,920	851,869
Silver Wheaton Corp.*	10,820	422,413
United States Steel Corp. (a)	13,690	799,770
Walter Energy, Inc.	9,770	1,248,997
		3,323,049
Telecommunication Services 2.3%
Wireless Telecommunication Services
Crown Castle International Corp.*	19,260	844,166
NII Holdings, Inc.*	11,200	500,192
		1,344,358
Utilities 0.6%
Gas Utilities
Questar Corp.	21,780	379,190
Total Common Stocks (Cost $36,798,115)		58,366,907

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $9,501,633)	9,501,633	9,501,633

Cash Equivalents 1.2%
Central Cash Management Fund, 0.19% (b) (Cost $682,786)	682,786	682,786

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $46,982,534)+	116.1	68,551,326
Other Assets and Liabilities, Net	(16.1)	(9,506,407)
Net Assets	100.0	59,044,919

* Non-income producing security.

+ The cost for federal income tax purposes was $47,461,113. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $21,090,213. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,587,307 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $497,094.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $9,276,096, which is 15.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$58,366,907	$—	$—	$58,366,907
Short-Term Investments (d)	10,184,419	—	—	10,184,419
Total	$68,551,326	$—	$—	$68,551,326

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in unaffiliated securities, at value (cost $36,798,115) — including $9,276,096 of securities loaned	$58,366,907
Investment in Daily Assets Fund Institutional (cost $9,501,633)*	9,501,633
Investment in Central Cash Management Fund (cost $682,786)	682,786
Total investments, at value (cost $46,982,534)	68,551,326
Cash	10,000
Receivable for investments sold	312,238
Dividends receivable	12,654
Interest receivable	740
Other assets	286
Total assets	68,887,244
Liabilities
Payable upon return of securities loaned	9,501,633
Payable for investments purchased	155,357
Payable for Fund shares redeemed	83,068
Accrued management fee	40,161
Other accrued expenses and payables	62,106
Total liabilities	9,842,325
Net assets, at value	$59,044,919
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	21,568,792
Foreign currency	10
Accumulated net realized gain (loss)	(16,197,182)
Paid-in capital	53,673,299
Net assets, at value	$59,044,919
Class A Net Asset Value, offering and redemption price per share ($59,044,919 ÷ 6,033,131 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.79

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,538)	$408,183
Income distributions — Central Cash Management Fund	2,018
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,716
Total income	411,917
Expenses: Management fee	368,747
Administration fee	51,573
Services to shareholders	1,911
Custodian fee	12,628
Legal fees	7,226
Audit and tax fees	46,905
Trustees' fees and expenses	3,784
Reports to shareholders	13,380
Other	3,465
Total expenses before expense reductions	509,619
Expense reductions	(679)
Total expenses after expense reductions	508,940
Net investment income (loss)	(97,023)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments: Investments	6,420,921
Foreign currency	35
6,420,956
Change in net unrealized appreciation (depreciation) on: Investments	7,106,878
Foreign currency	10
7,106,888
Net gain (loss)	13,527,844
Net increase (decrease) in net assets resulting from operations	$13,430,821

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(97,023)	$10,140
Net realized gain (loss)	6,420,956	(5,079,785)
Change in net unrealized appreciation (depreciation)	7,106,888	23,095,058
Net increase (decrease) in net assets resulting from operations	13,430,821	18,025,413
Distributions to shareholders from: Net investment income: Class A	(7,813)	—
Total distributions	(7,813)	—
Fund share transactions: Class A Proceeds from shares sold	4,327,117	3,565,715
Shares issued to shareholders in reinvestment of distributions	7,813	—
Payments for shares redeemed	(9,376,315)	(19,620,216)
Shares converted*	—	5,097
Net increase (decrease) in net assets from Class A share transactions	(5,041,385)	(16,049,404)
Class B Payments for shares redeemed	—	(21)
Shares converted*	—	(5,097)
Net increase (decrease) in net assets from Class B share transactions	—	(5,118)
Increase (decrease) in net assets	8,381,623	1,970,891
Net assets at beginning of period	50,663,296	48,692,405
Net assets at end of period (including undistributed net investment income of $0 and $4,590, respectively)	$59,044,919	$50,663,296
Other Information
Class A Shares outstanding at beginning of period	6,675,631	9,629,198
Shares sold	522,352	533,210
Shares issued to shareholders in reinvestment of distributions	906	—
Shares redeemed	(1,165,758)	(3,488,014)
Shares converted*	—	1,237
Net increase (decrease) in Class A shares	(642,500)	(2,953,567)
Shares outstanding at end of period	6,033,131	6,675,631
Class B Shares outstanding at beginning of period	—	1,306
Shares redeemed	—	(5)
Shares converted*	—	(1,301)
Net increase (decrease) in Class B shares	—	(1,306)
Shares outstanding at end of period	—	—

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$7.59		$5.06		$12.55		$10.92	$11.02
Income (loss) from investment operations: Net investment income (loss)a	(.02)		.00	*	(.01)		(.04)	(.01)
Net realized and unrealized gain (loss)	2.22		2.53		(5.28)		2.64	.77
Total from investment operations	2.20		2.53		(5.29)		2.60	.76
Less distributions from: Net investment income	(.00	)*	—		—		—	—
Net realized gains	—		—		(2.20)		(.97)	(.86)
Tax return of capital	—		—		(.00	)*	—	—
Total distributions	(.00	)*	—		(2.20)		(.97)	(.86)
Net asset value, end of period	$9.79		$7.59		$5.06		$12.55	$10.92
Total Return (%)	29.00	b	50.00		(49.49	)b	25.75	6.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59		51		49		129	117
Ratio of expenses before expense reductions (%)	.99		.89		1.03		.95	.97
Ratio of expenses after expense reductions (%)	.99		.89		1.00		.95	.97
Ratio of net investment income (loss) (%)	(.19)		.02		(.14)		(.36)	(.06)
Portfolio turnover rate (%)	96		86		156		133	148
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers seventeen funds (hereinafter referred to individually as "Fund" or collectively as "Funds"), including DWS Alternative Asset Allocation Plus VIP that invests primarily in existing affiliated DWS Funds ("Underlying Funds") and exchange-traded funds ("ETFs"). Each Underlying Fund's accounting policies and investment holdings are outlined in the Underlying Fund's financial statements and are available upon request. Each Fund (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company.

Multiple Classes of Shares of Beneficial Interest. Certain Funds of the Trust offer two classes of shares (Class A shares and Class B shares). Effective February 5, 2010, Class B shares of DWS Core Fixed Income VIP were converted into the Class A shares of the same Fund. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Funds' Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price provided by the broker-dealer with which the option, was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Investments in the Underlying Funds are valued at the net asset value per share of each class of the Underlying Funds and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Funds' Investment Portfolio.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Fund, except DWS Money Market VIP and DWS Alternative Asset Allocation Plus VIP, lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. DWS Government & Agency Securities VIP had no securities on loan as of December 31, 2010.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Participatory Notes. DWS Global Thematic VIP invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Mortgage Dollar Rolls. DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Government & Agency Securities VIP may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the following Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:
Fund	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)	Capital Loss Carryforward Expired ($)
DWS Balanced VIP	6,483,000	12/31/2016	16,309,000	—
	45,045,000	12/31/2017
DWS Blue Chip VIP	15,813,000	12/31/2016	10,865,000	—
	32,910,000	12/31/2017
DWS Core Fixed Income VIP	5,512,000	12/31/2016	4,494,000	—
	48,195,000	12/31/2017
DWS Diversified International Equity VIP	30,075,000	12/31/2016	2,858,000	—
	39,164,000	12/31/2017
DWS Dreman Small Mid Cap Value VIP	10,090,000	12/31/2016	30,517,000	—
	93,411,000	12/31/2017
DWS Global Thematic VIP	35,242,000	12/31/2016	6,786,000	—
	17,811,000	12/31/2017
DWS Government & Agency Securities VIP	—	—	1,158,000	—
DWS High Income VIP	13,877,000	12/31/2011	1,517,000	53,591,000
	3,844,000	12/31/2014
	858,000	12/31/2015
	17,300,000	12/31/2016
	17,232,000	12/31/2017
DWS Large Cap Value VIP	29,003,000	12/31/2016	7,651,000	—
	12,084,000	12/31/2017
DWS Mid Cap Growth VIP	18,281,000	12/31/2011	1,874,000	—
	935,000	12/31/2016
	6,533,000	12/31/2017
DWS Small Cap Growth VIP	8,113,000	12/31/2016	10,901,000	55,922,000
	34,287,000	12/31/2017
DWS Strategic Income VIP	543,000	12/31/2017	2,458,000	—
DWS Strategic Value VIP	52,455,000	12/31/2016	15,988,000	—
	88,212,000	12/31/2017
DWS Technology VIP	71,516,000	12/31/2011	6,205,000	87,294,000
	13,148,000	12/31/2016
	20,753,000	12/31/2017
DWS Turner Mid Cap Growth VIP	800,000	12/31/2016	5,953,000	—
	14,919,000	12/31/2017

In addition, included in DWS Large Cap Value VIP's net tax basis capital loss carryforward of approximately $41,087,000 is $19,469,000 inherited from its merger with DWS Davis Venture Value VIP in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the above expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2010 through December 31, 2010, the following Funds incurred net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2011.
Fund
DWS Global Thematic VIP	$43,000
DWS High Income VIP	185,000
DWS Strategic Income VIP	472,000

The Funds have reviewed the tax positions for the open tax years as of December 31, 2010 and have determined that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns for the prior three fiscal years and for the two fiscal years of DWS Alternative Asset Allocation Plus VIP remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Fund, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. Each Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward currency contracts, investments in futures contracts, investments in swap contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Funds' components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital gains	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Alternative Asset Allocation Plus VIP	426,034	99,137	—	1,578,944
DWS Balanced VIP	4,560,940	—	(51,528,000)	39,560,610
DWS Blue Chip VIP	1,146,935	—	(48,723,000)	14,678,739
DWS Core Fixed Income VIP	2,279,173	—	(53,707,000)	2,267,700
DWS Diversified International Equity VIP	1,473,946	—	(69,239,000)	21,763,626
DWS Dreman Small Mid Cap Value VIP	2,636,612	—	(103,501,000)	59,732,698
DWS Global Thematic VIP	363,173	—	(53,053,000)	6,218,590
DWS Government & Agency Securities VIP	7,707,477	1,262,738	—	8,134,116
DWS High Income VIP	16,310,534	—	(53,111,000)	(2,383,006)
DWS Large Cap Value VIP	4,084,211	—	(41,087,000)	36,866,114
DWS Mid Cap Growth VIP	—	—	(25,749,000)	8,278,722
DWS Small Cap Growth VIP	516,412	—	(42,400,000)	27,549,602
DWS Strategic Income VIP	4,050,541	—	(543,000)	2,097,941
DWS Strategic Value VIP	3,522,893	—	(140,667,000)	36,835,037
DWS Technology VIP	—	—	(105,417,000)	28,995,869
DWS Turner Mid Cap Growth VIP	—	—	(15,719,000)	21,090,213

In addition, the tax character of distributions paid by the Funds is summarized as follows:
	Distributions from Ordinary Income ($)*
	Years Ended December 31,
Fund	2010	2009
DWS Alternative Asset Allocation Plus VIP	210,676	—
DWS Balanced VIP	9,827,154	11,680,702
DWS Blue Chip VIP	1,577,833	2,046,739
DWS Core Fixed Income VIP	5,749,285	11,379,976
DWS Diversified International Equity VIP	1,843,687	5,187,036
DWS Dreman Small Mid Cap Value VIP	3,285,561	4,442,178
DWS Global Thematic VIP	650,285	966,170
DWS Government & Agency Securities VIP	8,062,626	9,913,871
DWS High Income VIP	15,337,062	18,661,430
DWS Large Cap Value VIP	4,122,165	2,857,014
DWS Money Market VIP	24,815	1,233,830
DWS Strategic Income VIP	4,806,010	3,708,667
DWS Strategic Value VIP	5,273,728	12,860,410
DWS Technology VIP	30,198	—
DWS Turner Mid Cap Growth VIP	7,813	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, each Fund may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Balanced VIP and DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Fund, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2010, DWS Government & Agency Securities VIP and DWS Strategic Income VIP entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Government & Agency Securities VIP's investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $2,930,000 to $12,800,000 and DWS Strategic Income VIP's investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $3,600,000 to $4,850,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended December 31, 2010, DWS High Income VIP and DWS Strategic Income VIP bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS High Income VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Strategic Income VIP's investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,000,000. DWS High Income VIP's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $17,275,000 and DWS Strategic Income VIP's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $580,000 to $2,370,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2010, DWS Strategic Income VIP and DWS Government & Agency Securities VIP entered into total return swap transactions to enhance potential gain. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Government & Agency Securities VIP's investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $6,900,000 to $9,000,000 and DWS Strategic Income VIP's investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $2,800,000 to $3,000,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the year ended December 31, 2010, DWS Global Thematic VIP and DWS Government & Agency Securities VIP entered into option contracts in order to enhance potential gain. For the year ended December 31, 2010, DWS Strategic Income VIP entered into option contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires, exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of December 31, 2010 is included in the Investment Portfolio for DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Strategic Income VIP's investment in written option contracts had a total value generally indicative of a range from $0 to approximately $53,000 and in purchased option contracts had a total value generally indicative of a range from $0 to approximately $59,000.

There are no open option contracts as of December 31, 2010 for DWS Global Thematic VIP and DWS Government & Agency Securities VIP. During the year ended December 31, 2010, DWS Global Thematic VIP's investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $1,000 and DWS Government & Agency Securities VIP's investment in written option contracts had a total value generally indicative of a range from $0 to approximately $197,000 and in purchased option contracts had a total value generally indicative of a range from $0 to approximately $49,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2010, DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. DWS Balanced VIP and DWS Strategic Income VIP enter into futures contracts on fixed-income securities and equities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity and bond markets. For the year ended December 31, 2010, DWS Blue Chip VIP and DWS Diversified International Equity VIP entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Diversified International Equity VIP also entered into futures contracts as a means of gaining exposure to a particular asset class.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Balanced VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $67,752,000 to $118,748,000, DWS Blue Chip VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $359,000 to $1,806,000, DWS Diversified International Equity VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $676,000 to $2,958,000, DWS Government & Agency Securities VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,947,000 and DWS Strategic Income VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,962,000 to $32,102,000. DWS Balanced VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $60,075,000 to $95,480,000, DWS Core Fixed Income VIP's investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $25,611,000, DWS Government & Agency Securities VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $14,332,000 to $49,098,000 and DWS Strategic Income VIP's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,614,000 to $21,729,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2010, DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2010 is included in a table following the Investment Portfolio for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP. For the year ended December 31, 2010, DWS Balanced VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $15,249,000 to $33,339,000, DWS High Income VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $6,564,000 to $13,966,000 and DWS Strategic Income VIP's investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $12,029,000 to $20,192,000. DWS Balanced VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $13,605,000 to $33,480,000, DWS High Income VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $210,000 and DWS Strategic Income VIP's investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $3,370,000 to $8,365,000.

DWS Balanced VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$760,385

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$112,848	$112,848
Interest Rate Contracts (a)	—	(268,526)	(268,526)
Foreign Exchange Contracts (b)	(677,737)	—	(677,737)
	$(677,737)	$(155,678)	$(833,415)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(1,379,315)	$(1,379,315)
Interest Rate Contracts (a)	—	1,053,743	1,053,743
Foreign Exchange Contracts (b)	171,662	—	171,662
	$171,662	$(325,572)	$(153,910)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$26,819	$26,819
Interest Rate Contracts (a)	—	67,655	67,655
Foreign Exchange Contracts (b)	(60,489)	—	(60,489)
	$(60,489)	$94,474	$33,985

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Blue Chip VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$15,218

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$130,929

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$7,705

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Core Fixed Income VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$617,391

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$(504,977)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$534,420

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Diversified International Equity VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(39,027)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$139,952

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(169,560)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Global Thematic VIP

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$(212,772)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from investments (includes purchased options)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$212,262

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

DWS Government & Agency Securities VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$6,598

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts
Liability Derivative	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(145,683)	$(165,133)	$(310,816)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(323,210)	$87,625	$(659,466)	$950,817	$55,766

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(95,677)	$475,938	$380,261

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

DWS High Income VIP

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$386,256	$386,256
Foreign Exchange Contracts (b)	2,528	—	2,528
	$2,528	$386,256	$388,784

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(60,959)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$1,020,868	$1,020,868
Foreign Exchange Contracts (b)	1,453,531	—	1,453,531
	$1,453,531	$1,020,868	$2,474,399

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$386,256	$386,256
Foreign Exchange Contracts (b)	(34,981)	—	(34,981)
	$(34,981)	$386,256	$351,275

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Strategic Income VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$467	$—	$2,678	$3,145
Credit Contracts (a)	—	—	25,665	25,665
Foreign Exchange Contracts (b)	—	259,054	—	259,054
	$467	$259,054	$28,343	$287,864

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$31,298	$31,298
Interest Rate Contracts (a)	(35,163)	—	(254,700)	(126,598)	(416,461)
Credit Contracts (a)	—	—	(28,377)	—	(28,377)
Foreign Exchange Contracts (b)	—	(262,385)	—	—	(262,385)
	$(35,163)	$(262,385)	$(283,077)	$(95,300)	$(675,925)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$(421,417)	$(421,417)
Interest Rate Contracts (a)	38,962	—	94,915	480,480	614,357
Credit Contracts (a)	—	—	(132,473)	—	(132,473)
Foreign Exchange Contracts (b)	—	434,022	—	—	434,022
	$38,962	$434,022	$(37,558)	$59,063	$494,489

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$19,172	$19,172
Interest Rate Contracts (a)	(57,941)	(4,423)	—	(308,385)	(20,863)	(391,612)
Credit contracts (a)	—	—	—	(1,477)	—	(1,477)
Foreign Exchange Contracts (b)	—	—	(279,489)	—	—	(279,489)
	$(57,941)	$(4,423)	$(279,489)	$(309,862)	$(1,691)	$(653,406)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment transactions (excluding short-term investments) were as follows:
Fund	Purchases ($)	Sales ($)
DWS Alternative Asset Allocation Plus VIP Underlying Affiliated Funds	20,924,087	733,000
Underlying Non-affiliated Funds	988,703	54,941
DWS Balanced VIP excluding US Treasury Obligations	501,453,180	520,652,361
US Treasury Obligations	71,576,766	77,346,084
DWS Blue Chip VIP	151,115,169	165,670,571
DWS Core Fixed Income VIP excluding US Treasury Obligations	255,494,334	250,517,214
US Treasury Obligations	97,533,517	86,987,776
DWS Diversified International Equity VIP	10,585,084	20,213,690
DWS Dreman Small Mid Cap Value VIP	93,395,395	129,147,757
DWS Global Thematic VIP	110,185,987	116,147,618
DWS Government & Agency Securities VIP	814,547,329	814,973,550
DWS High Income VIP	165,760,238	191,044,642
DWS Large Cap Value VIP	61,553,310	87,416,345
DWS Mid Cap Growth VIP	12,373,056	14,480,595
DWS Small Cap Growth VIP	49,541,542	62,144,300
DWS Strategic Income VIP excluding US Treasury Obligations	83,860,216	81,802,651
US Treasury Obligations	38,991,537	36,504,796
DWS Strategic Value VIP	218,849,807	258,849,951
DWS Technology VIP	16,212,693	32,717,685
DWS Turner Mid Cap Growth VIP	48,107,657	53,568,971

For the year ended December 31, 2010, transactions for written options on futures were as follows for DWS Government & Agency Securities VIP:
	Number of Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	636	202,702
Options closed	(120)	(65,361)
Options exercised	(256)	(105,437)
Options expired	(260)	(31,904)
Outstanding, end of period	—	$—

For the year ended December 31, 2010, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:
	Contract Amount	Premiums
Outstanding, beginning of period	—	$—
Options written	29,000,000	30,740
Outstanding, end of period	29,000,000	$30,740

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund or delegates such responsibility to each Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Fund's average daily net assets, computed and accrued daily and payable monthly:
Fund	Annual Management Fee Rate
DWS Alternative Asset Allocation Plus VIP on assets invested in other DWS Funds on assets invested in all other assets not considered DWS Funds	.200%1.200%
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Diversified International Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Large Cap Value VIP $0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Strategic Value VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

QS Investors, LLC ("QS Investors") acts as an investment sub-advisor to DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Funds' portfolio management teams, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment sub-advisor to DWS Blue Chip VIP and DWS Diversified International Equity VIP, QS Investors makes investment decisions and buys and sells securities for the Funds. As an investment sub-advisor to DWS Alternative Asset Allocation Plus VIP, QS Investors renders strategic asset allocation services to the Fund. As an investment sub-advisor to DWS Balanced VIP, QS Investors renders strategic asset allocation services to the Fund and manages the assets attributable to the Fund's Global Tactical Asset Allocation ("GTAA") overlay strategy. As an investment sub-advisor to DWS Strategic Income VIP, QS Investors manages the assets attributable only to the Fund's GTAA overlay strategy. QS Investors is paid by the Advisor, not the Funds, for the services QS Investors provides to the Funds.

Global Thematic Partners, LLC ("GTP") acts as investment sub-advisor to DWS Global Thematic VIP. On July 1, 2010, members of the Advisor's Global Equity Team, including members of the DWS Global Thematic VIP portfolio management team, separated from the Advisor and formed GTP as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment sub-advisor to DWS Global Thematic VIP, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor, not the Fund, for the services GTP provides to the Fund.

Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and a portion of DWS Balanced VIP's large cap value allocation of the portfolio. DeAMi is paid by the Advisor for its services.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor to DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

For the year ended December 31, 2010, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for DWS Alternative Asset Allocation Plus VIP.

For the period from January 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Fund	Annual Rate
DWS Global Thematic VIP Class A	1.06%
Class B	1.46%
DWS High Income VIP Class B	1.25%
DWS Large Cap Value VIP Class A	.88%
Class B	1.28%
DWS Mid Cap Growth VIP Class A	1.09%
DWS Strategic Income VIP Class A	.87%
DWS Turner Mid Cap Growth VIP Class A	1.01%

For the period from January 1, 2010 through April 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Fund	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.21%
Class B	.61%

For the period from January 1, 2010 through April 30, 2010, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Fund	Annual Rate
DWS Money Market VIP Class A	.44%
DWS Strategic Value VIP Class A	.78%
Class B	1.11%

For the period from May 1, 2010 through January 31, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:
Fund	Annual Rate
DWS Money Market VIP Class A	.51%

For the period from May 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Fund	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.35%
Class B	.75%

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Fund	Annual Rate
DWS Core Fixed Income VIP Class A	.71%
DWS Global Thematic VIP Class A	1.03%
Class B	1.43%
DWS Mid Cap Growth VIP Class A	.97%
DWS Strategic Income VIP Class A	.78%
DWS Turner Mid Cap Growth VIP Class A	.97%

For the period from January 1, 2010 through February 5, 2010, the Advisor had voluntarily agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of the class as follows:
Fund	Annual Rate
DWS Core Fixed Income VIP Class B	1.07%

In addition, the Advisor has agreed to voluntarily waive additional expenses for DWS Money Market VIP. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2010, the total management fees, management fees waived and effective management fee rates were as follows:
Fund	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Alternative Asset Allocation Plus VIP	31,017	31,017	.00%
DWS Balanced VIP	1,124,396	—	.37%
DWS Blue Chip VIP	580,643	—	.55%
DWS Core Fixed Income VIP	482,684	—	.50%
DWS Diversified International Equity VIP	519,737	—	.65%
DWS Dreman Small Mid Cap Value VIP	1,653,319	—	.65%
DWS Global Thematic VIP	626,939	245,154	.56%
DWS Government & Agency Securities VIP	789,612	—	.45%
DWS High Income VIP	946,284	—	.50%
DWS Large Cap Value VIP	1,313,548	—	.65%
DWS Mid Cap Growth VIP	149,048	24,596	.56%
DWS Money Market VIP	704,427	292,096	.17%
DWS Small Cap Growth VIP	434,077	—	.55%
DWS Strategic Income VIP	410,735	67,252	.46%
DWS Strategic Value VIP	1,756,021	35,990	.65%
DWS Technology VIP	484,850	—	.665%
DWS Turner Mid Cap Growth VIP	368,747	559	.71%

In addition, for the year ended December 31, 2010, the Advisor waived $51,328 and $809 of other expenses for DWS Alternative Asset Allocation Plus VIP and DWS Core Fixed Income VIP, respectively.

DWS Alternative Asset Allocation Plus VIP indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay DIMA an annual fee ("Administration Fee") of 0.10% of the Funds' average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was as follows:
Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	13,080	13,080	—
DWS Balanced VIP	307,796	—	26,033
DWS Blue Chip VIP	105,571	—	9,119
DWS Core Fixed Income VIP	96,537	—	7,487
DWS Diversified International Equity VIP	79,960	—	6,963
DWS Dreman Small Mid Cap Value VIP	254,770	—	23,011
DWS Global Thematic VIP	68,518	—	6,051
DWS Government & Agency Securities VIP	175,469	—	13,991
DWS High Income VIP	189,257	—	15,979
DWS Large Cap Value VIP	202,084	—	17,334
DWS Mid Cap Growth VIP	22,413	—	2,228
DWS Money Market VIP	247,168	—	19,561
DWS Small Cap Growth VIP	78,923	—	7,452
DWS Strategic Income VIP	74,679	—	6,418
DWS Strategic Value VIP	264,774	—	22,475
DWS Technology VIP	72,910	—	6,462
DWS Turner Mid Cap Growth VIP	51,573	—	4,967

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Fund. For the year ended December 31, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP for Class B shares, the amounts charged to each Fund by DISC were as follows:
Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP Class A	51	51	—
DWS Alternative Asset Allocation Plus VIP Class B	53	—	12
DWS Balanced VIP Class A	517	—	129
DWS Blue Chip VIP Class A	223	—	59
DWS Blue Chip VIP Class B	24	—	6
DWS Core Fixed Income VIP Class A	74	—	33
DWS Core Fixed Income VIP Class B	60	—	10
DWS Diversified International Equity VIP Class A	138	—	34
DWS Dreman Small Mid Cap Value VIP Class A	678	—	168
DWS Dreman Small Mid Cap Value VIP Class B	390	—	102
DWS Global Thematic VIP Class A	363	363	—
DWS Global Thematic VIP Class B	83	—	18
DWS Government & Agency Securities VIP Class A	325	—	77
DWS Government & Agency Securities VIP Class B	56	—	12
DWS High Income VIP Class A	307	—	71
DWS High Income VIP Class B	24	—	6
DWS Large Cap Value VIP Class A	279	—	71
DWS Large Cap Value VIP Class B	47	—	12
DWS Mid Cap Growth VIP Class A	—	—	—
DWS Money Market VIP Class A	710	710	—
DWS Small Cap Growth VIP Class A	336	—	92
DWS Strategic Income VIP Class A	162	162	—
DWS Strategic Value VIP Class A	433	433	—
DWS Strategic Value VIP Class B	197	—	48
DWS Technology VIP Class A	134	—	35
DWS Technology VIP Class B	107	—	24
DWS Turner Mid Cap Growth VIP Class A	120	120	—

Distribution Service Agreement. Under the Funds' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2010 and for the period ended February 5, 2010 for DWS Core Fixed Income VIP, the Distribution Service Fee was as follows:
Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	25,810	4,472
DWS Blue Chip VIP	399	277
DWS Core Fixed Income VIP	14	—
DWS Dreman Small Mid Cap Value VIP	59,943	5,482
DWS Global Thematic VIP	11,552	1,002
DWS Government & Agency Securities VIP	15,782	1,330
DWS High Income VIP	367	31
DWS Large Cap Value VIP	2,177	235
DWS Strategic Value VIP	4,271	393
DWS Technology VIP	2,449	31

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Fund. For the year ended December 31, 2010, the amount charged to each Fund by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Amount ($)	Unpaid at December 31, 2010 ($)
DWS Alternative Asset Allocation Plus VIP	13,134	2,147
DWS Balanced VIP	10,742	3,844
DWS Blue Chip VIP	12,605	3,200
DWS Core Fixed Income VIP	11,979	3,064
DWS Diversified International Equity VIP	11,959	2,922
DWS Dreman Small Mid Cap Value VIP	12,427	3,129
DWS Global Thematic VIP	10,208	1,734
DWS Government & Agency Securities VIP	12,898	3,141
DWS High Income VIP	11,655	2,493
DWS Large Cap Value VIP	11,866	2,924
DWS Mid Cap Growth VIP	11,630	3,135
DWS Money Market VIP	10,874	1,873
DWS Small Cap Growth VIP	10,959	3,135
DWS Strategic Income VIP	11,019	3,562
DWS Strategic Value VIP	13,417	4,180
DWS Technology VIP	11,852	2,738
DWS Turner Mid Cap Growth VIP	11,771	3,031

Trustees' Fees and Expenses. The Funds paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Funds may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Funds indirectly bear their proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High Yield Securities

The Funds' performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Funds may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Funds

At December 31, 2010, the beneficial ownership in each Fund was as follows:

DWS Alternative Asset Allocation Plus VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 83% and 17%.

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 22% and 15%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53% and 39%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 41% and 13%.

DWS Diversified International Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 29% and 28%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 39%, 26% and 15%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 41%, 19% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 98%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 40%, 38% and 16%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 32% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 30% and 10%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 86% and 14%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 35%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 28%, 20% and 15%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 28% and 25%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 39%.

DWS Strategic Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56% and 30%. Five Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 26%, 25%, 15%, 11% and 11%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 37%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 79% and 12%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 75% and 25%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The facility borrowing limit for each Fund as a percentage of net assets is as follows:
Fund	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Core Fixed Income VIP	33%
DWS Diversified International Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS High Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Strategic Value VIP	33%
DWS Technology VIP	20%
DWS Turner Mid Cap Growth VIP	33%

I. Payments by Affiliates

During the year ended December 31, 2010, the Advisor agreed to reimburse DWS Large Cap Value VIP, DWS Strategic Value VIP and DWS Technology VIP $62,550, $289,394 and $1,507, respectively, for losses incurred on trades executed incorrectly. The amounts of the reimbursement are 0.03%, 0.11% and 0.00%, respectively, of the Funds' average net assets.

J. Acquisition of Assets

On April 24, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP pursuant to a plan of reorganization approved by shareholders on November 21, 2008. The primary reason for the acquisition was to consolidate Funds managed by the Advisor with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 17,064,120 Class A shares and 32,154 Class B shares of DWS Davis Venture Value VIP for 12,224,432 Class A shares and 22,957 Class B shares of DWS Large Cap Value VIP, respectively, outstanding on April 24, 2009. DWS Davis Venture Value VIP's net assets at that date, $107,655,331, including $5,676,099 of net unrealized appreciation, were combined with those of DWS Large Cap Value VIP. The aggregate net assets of the Fund immediately before the acquisition were $106,678,067. The combined net assets of the Fund immediately following the acquisition were $214,333,398.

K. Subsequent Events

On January 12, 2011, the Board of the following Acquired Funds approved, in principle, the mergers of each Acquired Fund into the Acquiring Fund. Completion of each merger is subject to a number of conditions. The merger of DWS Technology VIP is subject to approval by shareholders of the Fund at a shareholder meeting expected to be held in April 2011. The mergers are expected to be completed on or about May 1, 2011.
Acquired Funds	Acquiring Funds
DWS Variable Series II — DWS Mid Cap Growth VIP	DWS Variable Series II — DWS Small Cap Growth VIP
DWS Variable Series II — DWS Strategic Value VIP	DWS Variable Series II — DWS Large Cap Value VIP
DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	DWS Variable Series II — DWS Small Cap Growth VIP

In addition, on January 12, 2011, the Board approved changes to the name and strategy of DWS Small Cap Growth VIP. Effective on or about May 1, 2011, DWS Small Cap Growth VIP's investment objective will change from maximum appreciation of investors capital to long-term capital appreciation. In connection with the implementation of the new investment objective, the name will change from DWS Small Cap Growth VIP to DWS Small Mid Cap Growth VIP. In addition, the Russell 2500 Growth Index will replace the Russell 2000 Growth Index as the benchmark index because the Advisor believes that it better reflects the new investment strategy. For a description of the new investment objective, please see the supplement dated January 19, 2011 to DWS Small Cap Growth VIP's current prospectus posted on www.dws-investments.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP), DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP), DWS Technology VIP and DWS Turner Mid Cap Growth VIP, including the investment portfolios, as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the DWS Variable Series II at December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts February 14, 2011

Tax Information (Unaudited)

The following Funds designated as capital gain dividends for their year ended December 31, 2010:
Fund	Capital Gain ($)	% Representing 15% Rate Gains
DWS Alternative Asset Allocation Plus VIP	109,000	100
DWS Government & Agency Securities VIP	1,388,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Funds' fiscal year ended December 31, 2010 qualified for the dividends received deduction:
Fund	Dividends Received %
DWS Alternative Asset Allocation Plus VIP	8
DWS Balanced VIP	22
DWS Blue Chip VIP	100
DWS Diversified International Equity VIP	4
DWS Dreman Small Mid Cap Value VIP	100
DWS Global Thematic VIP	59
DWS Large Cap Value VIP	100
DWS Strategic Value VIP	100
DWS Technology VIP	100
DWS Turner Mid Cap Growth VIP	100

DWS Diversified International Equity VIP paid foreign taxes of $274,450 and earned $1,655,652 of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2010.

DWS Global Thematic VIP paid foreign taxes of $117,000 and earned $347,000 of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the International Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.04 per share as income earned from foreign sources for the year ended December 31, 2010.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

DWS Alternative Asset Allocation Plus VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), sub-advisory agreements (each a "Sub-Advisory Agreement") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") and sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and Sub-Advisory Agreements, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hond Kong) Limited and Deutsche Investments Australia Limted (the "Sub-Sub-Advisors"), all affiliates of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, QS Investors', RREEF's and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement with QS Investors, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, QS Investors, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board did not consider comparative performance information due to the Fund's limited operating history. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper Inc.), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, QS Investors, RREEF and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, sub-sub-advisory fee schedules, operating expenses, and total expense ratios and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fees paid to QS Investors and RREEF, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. With respect to the sub-sub-advisory fees paid to the Sub-Sub-Advisors, the Board noted that the fees are paid by RREEF out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, QS Investors, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Balanced VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, DeAMi's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement with QS Investors, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, DeAMi and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, DeAMi and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fees paid to DeAMi and QS Investors, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, DeAMi and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Blue Chip VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Core Fixed Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Diversified International Equity VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Dreman Small Mid Cap Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management L.L.C. ("DVM") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Global Thematic VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and Global Thematic Partners, LLC ("Global Thematic") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Global Thematic's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Global Thematic provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and Global Thematic historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to Global Thematic, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Global Thematic.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Global Thematic with respect to the Fund. The Board noted that DWS pays Global Thematic's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Global Thematic and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Global Thematic and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Global Thematic related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Global Thematic related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Government & Agency Securities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS High Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Large Cap Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Money Market VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by iMoneyNet, Inc.), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's gross performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Small Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Strategic Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Strategic Value VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Technology VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing the each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Turner Investment Partners, Inc. ("Turner") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Turner's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Turner provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and Turner historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to Turner, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Turner.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Turner with respect to the Fund. The Board noted that DWS pays Turner's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Turner and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Turner and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Turner related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Turner related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

DWS Money Market VIP

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2-1 (R-20593-1 2/11)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$813,764	$0	$157,315	$0
2009	$808,655	$0	$143,296	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$157,315	$295,930	$680,807	$1,134,052
2009	$143,296	$440,000	$686,000	$1,296,296

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 23, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 23, 2011